UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03459

Penn Series Funds, Inc.
(Exact name of registrant as specified in charter)

600 Dresher Road Horsham, PA			19044
(Address of principal executive offices)			(Zip code)

Robert J. DellaCroce Penn Series Funds, Inc. 600 Dresher Road Horsham, PA 19044
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(215) 956-8256

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.

Penn Mutual Variable Products

Semi-Annual Reports

June 30, 2009

Penn Mutual Variable Annuity Account III

Commander VA, Diversifier II VA, Enhanced Credit VA, PennFreedom VA, Pennant Select VA, Retirement Planner VA, Olympia XT VA and Optimizer VA

Flexible Variable and Fixed Annuity Contracts

Penn Mutual Variable Life Account I

Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Diversified Growth VUL, Survivorship Growth VUL, Variable EstateMax, Variable EstateMax II and Variable EstateMax III

Variable Universal Life Insurance Policies

PIA Variable Annuity Account I

Pennant VA

Flexible Variable and Fixed Annuity Contract

Dear Investor:

I am pleased to bring you the following commentary on the first half of 2009 and thank you for your continuing affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bring, short-term performance changes should not distract you from your long-term financial plan, and now may be an opportune time for you to review your portfolio with your financial professional to make sure that your asset allocation remains on target.

Stocks, after generating poor results during the first quarter of the year, soared in the second quarter, as equity indices rallied sharply from their March 9 lows. These strong gains during the second quarter finally put an end to the longest streak of quarterly losses since 1970. Investor sentiment improved as evidence mounted that the massive government stimulus policies, both monetary and fiscal, had stabilized the U.S. economy from the sharply negative growth rates of the fourth quarter of 2008 and first quarter of 2009. In this environment, the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned a positive 5.00 percent for the six-month period ending June 30.

Generally, mid and large capitalization stocks performed better during the six-month period than did small capitalization stocks. Mid capitalization stocks as measured by the Russell Midcap Index returned a positive 9.96 percent, large capitalization stocks as measured by the Russell 1000 Index returned a positive 4.32 percent, while small capitalization stocks as measured by the Russell 2000 Index returned a positive 2.64 percent. From a style perspective, growth-oriented stocks outpaced value-oriented stocks due largely to the poor performance of financial stocks during the time period.

International markets, particularly emerging markets, outperformed the broad U.S. market during the six-month period ending June 30. In fact, global stock markets were able to post their best quarterly performance in decades during the second quarter despite a slowing of momentum in June. Developed international stocks, as measured by the MSCI EAFE Index, produced a positive return of 8.42 percent during the six months ending June 30. While solid, these returns paled in comparison to emerging market stocks, which returned a positive 34.26 percent during the same time period, as measured by the MSCI Emerging Markets Free Index. Stocks in the Latin America region surged during the past three months and have outperformed all other developed and developing regions for the six-month period ending June 30.

The fixed income securities market will be influenced by the ongoing deleveraging process in the economy, massive government intervention in the credit markets, growing government budget deficits and prospects for economic growth returning later in the year. While the major risk markets surged higher in the second quarter of 2009, the safer sectors of the bond market did not perform as well. As a result, high yield, emerging market bonds and commercial mortgage backed securities were among the best performing sectors while U.S. Treasuries and Agency securities were the worst performing sectors.

For the six months ending June 30, investment-grade bonds, as measured by the Citigroup Broad Investment Grade Bond Index, returned 1.44 percent. In contrast, the Credit Suisse First Boston High Yield Bond Index returned 27.21 percent during the same period.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your financial professional.

Sincerely,

Peter M. Sherman
Chief Investment Officer
The Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.

The views expressed here are those of Peter M. Sherman, Chief Investment Officer, Penn Mutual, and should not be construed as investment advice. They are subject to change. All economic and performance information is historical and not indicative of future results.

Table of Contents

Penn Series Funds, Inc. — Semi-Annual Report

Management's Discussion of Fund Performance

Limited Maturity	2

Quality Bond	3

High Yield Bond	4

Flexibly Managed	5

Balanced	6

Large Growth Stock	7

Large Cap Growth	8

Large Core Growth	9

Large Cap Value	10

Large Core Value	11

Index 500	12

Mid Cap Growth	13

Mid Cap Value	14

Mid Core Value	15

SMID Cap Growth	16

SMID Cap Value	17

Small Cap Growth	18

Small Cap Value	19

Small Cap Index	20

Developed International Index	21

International Equity	22

Emerging Markets Equity	23

REIT	24

Aggressive Allocation	25

Moderately Aggressive Allocation	26

Moderate Allocation	27

Moderately Conservative Allocation	28

Conservative Allocation	29

Important Information about Fund Expenses	30

Schedules of Investments	33

Statements of Assets and Liabilities	136

Statements of Operations	144

Statements of Changes in Net Assets	148

Financial Highlights	156

Notes to Financial Statements	171

Disclosure of Portfolio Holdings	190

Voting Proxies on Fund Portfolio Securities	190

Board Approval of Investment Advisory and Sub-Advisory Agreements	191

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 0.38% for the period ending June 30, 2009. The Fund's index, the Citigroup Treasury/Agency 1-5yr Index, returned –0.40% the same period.

The Fund is overweight AAA-rated commercial mortgage backed securities (CMBS), which returned 10.4% during the first half of the year, which helped the performance of the Fund. These securities benefited from the announcement that the Term Asset Backed Loan Facility (TALF) would be expanded to provide support to them. Delinquencies in these loans have recently begun to move higher, but these securities have significant protection and losses experienced to date have been minimal so far. We believe that our AAA-rated CMBS will be well protected from losses even during a deep and protracted economic downturn due to the high level of credit support in these securities. We expect the TALF will provide important support to this sector and lead to more outperformance of CMBS in the coming quarter.

The Fund is also overweight residential mortgage backed securities (RMBS), which outperformed U.S. Treasuries by 297 basis points in the first half of the year and contributed to the outperformance of the Fund. As interest rates rose during the quarter, the Fund increased its holdings of U.S. Treasuries.

We plan on keeping the duration of the Fund close to the benchmark over the coming quarter. The bond market will remain volatile over the coming quarter as the ongoing deleveraging process plays out in the economy. We plan on keeping the current positioning of the Fund unchanged but remain ready to take advantage of any opportunities that may present themselves over the coming quarter.

Independence Capital Management, Inc.
Investment Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
U.S. Treasury Obligations	64.7%
Corporate bonds	15.0%
Agency Obligations	8.1%
Commercial Mortgage Backed	5.2%
Residential Mortgage Backed	4.1%
Asset backed	2.9%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

The Quality Bond Fund returned 3.09% for the period ending June 30, 2009. The Fund's index, the Citigroup Broad Investment Grade Index, returned 1.44% over the same period.

The Fund is overweight AAA-rated commercial mortgage backed securities (CMBS), which returned 10.4% during the first half of the year and helped the performance of the Fund. These securities benefited from the announcement that the Term Asset Backed Loan Facility (TALF) would be expanded to provide support to them. Delinquencies in these loans have recently begun to move higher, but these securities have significant protection and losses experienced to date have been minimal so far. We believe that our AAA-rated CMBS will be well protected from losses even during a deep and protracted economic downturn due to the high level of credit support in these securities. We expect the TALF will provide important support to this sector and lead to more outperformance of CMBS in the coming quarter.

The Fund was underweight U.S. Treasuries as interest rates rose during the first half of the year, which helped the performance of the Fund during the quarter. As U.S. Treasury yields rose, the Fund purchased U.S. Treasuries reducing the underweight. The Fund also sold some of its holdings of the senior debt of the large U.S. banks that it purchased in the first quarter, as those securities were some of the best performing during the second quarter.

We plan on keeping the duration of the Fund close to the benchmark over the coming quarter. The credit quality of the Fund is high with an average credit rating of AA, as well as the largest holdings being in U.S. Treasuries and U.S. Agency-guaranteed residential mortgage backed securities. The bond market will remain volatile over the coming quarter as the ongoing deleveraging process plays out in the economy. We plan on keeping the current positioning of the Fund unchanged but remain ready to take advantage of any opportunities that may present themselves over the coming quarter.

Independence Capital Management, Inc.
Investment Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Residential Mortgage Backed	42.6%
U.S. Treasury Obligations	21.8%
Corporate Bonds	19.6%
Commercial Mortgage Backed	7.1%
Agency Obligations	5.3%
Asset Backed Securities	3.6%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned 23.91% in the first half of 2009 while its benchmark, the Credit Suisse High Yield Bond Index, returned 27.21%.

The Fund's return lagged its benchmark in the first half of 2009 as the broad market rally was driven by more speculative CCC-rated bonds and securities currently in default, two areas where the Fund is underweight.

Financials performed particularly well during the period and strong credit selection in this industry canceled out the drag from our underweight allocation. E*TRADE Financial, a major online brokerage firm, was one of our top performing positions. A creative recapitalization of the company's balance sheet reduced its interest burden and resulted in substantial gains.

The automotive industry produced impressive gains, despite the bankruptcy filings of GM and Chrysler. Overall, our positioning in the automotive industry is conservative in terms of name selection, capital structure position, and maturity. This positioning was beneficial to relative performance, given the amount of default risk surrounding the industry.

Wireless communications is our most significant overweight allocation. We continue be confident in wireless carriers' ability to weather the weak economic climate and maintain subscribers due to consumers' growing reliance on wireless data plans — which encompass texting, email, and web browsing. We also believe there is tremendous revenue growth potential for wireless carriers as more subscribers adopt data plans alongside falling prices for smart phones.

In our opinion, the panic phase of this high yield cycle ended during the first half of 2009. High yield investors have regained their courage and are actively pursuing profitable opportunities. This is a huge paradigm shift from late 2008. However, with spreads now hovering at 10 percentage points rather than 19 percentage points, as was the case last December, the asset class is moving into a new phase. We believe that fundamentals will now receive more scrutiny as investors search for signs of improving earnings and cash flow. Disappointing earnings results are likely in the near-term and the market could give back some of its gains in response. In an environment where corporate fundamentals resurface as the primary driver of investment returns, thorough independent research and bottom-up credit selection will be crucial. Notwithstanding short-term setbacks, we remain constructive on the long-term prospects for high yield bonds and urge patience as the U.S. economy continues its road to recovery. As always, we remain committed to our risk-conscious, disciplined investment approach and long-term perspective that have helped us weather volatile market conditions in the past.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Bonds
Credit quality – B Rated	39.2%
Credit quality – BB Rated	21.7%
Credit quality – BBB Rated	6.4%
Credit quality – CCC Rated	13.0%
Credit quality – Below CCC Rated	15.1%
Not Rated	1.4%
Equity Securities	3.2%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned 14.09% for the six-month period ending June 30, 2009, compared to its benchmarks the S&P 500 Index's return of 3.16% and the Merrill Lynch Corporate/Government Index's return of 0.80%.

We drew down the Fund's equity allocation slightly during the six months, while favoring names that we believe can do well in a challenging economic environment. In terms of contribution to absolute return within the equity allocation, consumer discretionary shares contributed most while financials was the only sector to detract from performance. Auto parts maker TRW was the leading contributor in the discretionary space, doing a good job controlling costs and positioning itself for an eventual economic recovery. Holdings in the media industry were other key sources of strength, led by Cablevision and Time Warner.

Other key contributors to performance were stakes in the information technology and energy sectors. Investors liked information technology shares for their comparatively healthy balance sheets and lack of debt. Some of the leading contributors in this space were Texas Instruments, Tyco Electronics, and Western Union. Among energy shares the leading contributors were oil, gas, and consumable fuels firms that benefited from the rebound in energy prices. The top contributors were Williams Companies, Spectra Energy, and Murphy Oil, all of which are highly levered to changes in the price of oil.

The only sector to detract from absolute performance for the six-month period was financials. From an industry perspective, holdings among the big commercials banks hurt performance most. Wells Fargo was the leading detractor as it faced concerns about the health of the banking industry, and questions about the health of its balance sheet after acquiring Wachovia. Holdings in the insurance industry also hurt, as a weak economy and more balance sheet concerns weighed on the shares. Aon was the leading detractor after reporting worse-than-expected first-quarter earnings.

Within the traditional fixed-income slice, the cash allocation was little changed overall, though that masks an increase in the first quarter that was later used to add attractively valued investment-grade (bonds rated BBB and above) and high-quality BB-rated corporate bonds. Our focus has been on select bonds in the energy, cable, utility, and unregulated health care segments. In addition, the Fund benefited from a sizable stake in floating-rate bank notes, which we favor for their attractive yields and the fact that they are high in the corporate capital structure, meaning they provide a high likelihood of recovery in the event of default. In addition, we added U.S. Treasury bonds late in the period when their yields were more compelling. Overall, we increased the traditional bond allocation for the six months while modestly reducing the convertible bond position.

The dramatic second quarter rally in risk assets saw many lower-quality companies run very far, very fast. In addition, we believe many hyper-growth companies carry lofty valuations. As a result, we think the best values in the market are to be found in steady growers that lagged during the quarter. In particular, we are finding opportunities in select health care, financial, industrial, and utility names.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Corporate Bonds	18.2%
Financials	11.0%
Energy	10.7%
Health Care	10.7%
Consumer Staples	9.7%
Technology	9.6%
Consumer Discretionary	8.9%
Utilities	8.8%
Industrials	8.0%
U.S. Treasury Obligations	2.2%
Telecommunications	1.4%
Materials & Processing	1.3%
Preferred Stocks	0.1%
Options	(0.6)%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BALANCED FUND

The Penn Series Balanced Fund returned 3.42% for the six-month period ending June 30, 2009, compared to its benchmarks, the S&P 500 Index's return of 3.16% and the Citigroup Broad Investment Grade (B.I.G.) Index's return of 1.44% for the same time period.

Independence Capital Management, Inc.
Investment Adviser

Asset Allocation Target as of 6/30/09

Index 500	60.0%
Intermediate Bonds	40.0%
100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE GROWTH STOCK FUND

The Penn Series Large Growth Stock Fund returned 15.03% for the six-month period ending June 30, 2009, compared to the 11.53% return for its benchmark, the Russell 1000 Growth Index.

U.S. stocks generally rose in the first half of 2009, despite a sharp decline at the beginning of the year. Investor sentiment improved dramatically starting in early March amid signs that the economy is in the process of bottoming and that government measures to stabilize the banks and the financial markets are starting to work. The Russell 1000 Growth Index posted strong returns, with all sectors but consumer staples in positive territory. Information technology was by far the leading performer. Materials and energy sectors also outperformed. Traditionally defensive sectors were the laggards in the period, as investors increased their risk appetites.

Stock selection was the primary reason for outperformance of the Fund, but sector weighting also contributed to relative Fund outperformance. Consumer discretionary, industrials and business services, health care, and information technology sectors were leading outperformers against the index. There were no significant relative detractors in the period.

Consumer discretionary outperformed on stock selection and results were largely driven by the performance of Internet retailer Amazon.com. The company announced surprisingly strong sales figures from the year-end holiday shopping season, despite predictions of consumer spending weakness. News also suggested that the firm is gaining market share from e-commerce rivals. The Fund is overweight the sector, with concentrations in Internet and catalog retail and specialty retail industries.

An underweight to industrials and business services sector produced positive relative results, as this was one of the worst performers in the benchmark. The sector declined on a general slowdown in global demand. The Fund is typically underweight this sector, mostly concentrated in the machinery industry.

The health care sector outperformed on stock selection, which was partially offset by an unfavorable overweighting. Shares of Wyeth rose sharply at the beginning of the year, when rival drug maker Pfizer made an offer to acquire the company. Express Scripts, the pharmacy benefits manager, posted impressive results driven by the broader use of more profitable generic drugs, and management raised guidance in the face of economic headwinds.

Information technology, the Fund's largest sector, contributed to outperformance, as stock selection more than offset an unfavorable slight underweight versus the benchmark of this top performer for the period.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Technology	29.7%
Health Care	15.4%
Consumer Discretionary	13.2%
Financials	11.1%
Consumer Staples	8.3%
Energy	7.7%
Industrials	7.4%
Telecommunications	4.2%
Materials & Processing	3.0%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned 12.62% for the six-month period ending June 30, 2009, compared to the 11.53% return for its benchmark, the Russell 1000 Growth Index.

The Fund's holdings in the energy sector have contributed the most to excess return versus the benchmark for the first half of the year. Within this sector a few holdings in the oil field service and drilling industry — Weatherford and Transocean — provided very strong returns. Weatherford announced an acquisition during the quarter that is expected to be accretive to earnings, and give the company a solid footing in Russia. In the case of Transocean, day rates for its deep-water rigs remain firm, and the company continues to manage its cost structure well.

In technology, the Fund continues to invest in traditional high quality growth stocks, such as Apple and IBM, early cycle stocks (primarily in the semiconductor equipment industry) and market share gainers, such as Salesforce.com. Although the Fund's early cycle holdings did not perform well in the early part of the year, we are starting to see strong performance in these holdings as the economic recovery begins to take hold.

In the materials/processing sector, agricultural nutrients and fertilizer producer The Mosaic Company was the largest contributor to relative returns for the year as average prices for the company's two largest revenue sources rose significantly in 2008.

In the health care sector, there was a wide divergence of performance among the Fund's holdings, as this sector's results, on the whole, lagged the benchmark. On the one hand, Express Scripts, a pharmacy benefits manager, was up almost 50% for the year-to-date period, while other holdings, specifically biotech names such as Celgene Corp. and Myriad Genetics, posted negative returns for the period. Increased penetration of generic pharmaceuticals and mail order prescription delivery continue to provide cost savings for Express Scripts. The recent acquisition of Wellpoint's Pharmacy Benefit business is also expected to provide additional synergies going forward. Celgene detracted from relative performance as sales for Revlimid, an oncology/anemia drug, which represents over 60% of this company's sales, were below expectations. We sold this stock, as it is our opinion that this company's stock will continue to be under pressure, as earnings forecasts remain lofty.

As we see it, the government's stimulus is working and should lead to economic growth without any significant acceleration in inflation next year. And we think the stock market could retain an upward bias into 2010 and beyond, although it may be vulnerable to a correction in the near term after the strong run-up lately. In our estimation, growth stocks continue to offer attractive valuations by historical standards and in relative terms to value stocks. In addition, we believe they offer attractive return potential, at a time when earnings growth is increasingly hard to come by.

Independence Capital Management, Inc.
Investment Adviser
Turner Investment Partners
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Technology	26.5%
Healthcare	14.3%
Consumer Discretionary	12.6%
Energy	12.2%
Financials	11.6%
Consumer Staples	10.5%
Materials & Processing	3.8%
Industrials	3.4%
Telecommunications	3.4%
Utilities	1.7%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CORE GROWTH FUND

The Penn Series Large Core Growth Fund returned 9.12% for the six-month period ending June 30, 2009, compared to the 11.53% return for its benchmark, the Russell 1000 Growth Index.

The majority of the outperformance during the first quarter can be attributed to our stock selection in the energy and information technology sectors. Those sectors contributed to both absolute and relative returns. Avoiding stocks in the industrial sector was also a positive contributor to performance during the first quarter.

Stock selection in the energy sector added solidly to Fund performance during the first quarter. Our current bias favors oil-based exploration and production companies with strong balance sheets that are unhedged to the price of crude oil. Petroleo Brasileiro SA had a significant positive return. Another solid performer in the Fund was our core holding, Transocean Ltd. which came back strong as a result of its resilient backlog of contracts for its deep water drilling rigs and international exposure.

Holdings within the information technology sector, primarily computers and semiconductors, also contributed to performance during the first quarter. Taiwan Semiconductor Manufacturing Co. posted strong gains as chip demand improved from forecasted levels. The global economic slowdown caused inventory supplies to be excessively reduced in relation to the ultimate decrease in demand. This imbalance led broadly to strong performance of semiconductor shares.

While the Fund posted solid absolute returns in the second quarter, the high beta nature of the equity rally that started in March, proved difficult for our bottom-up fundamental investment approach. The majority of the underperformance for the second quarter can be attributed to stock selection in the consumer discretionary and financial sectors and a relative underweight in the industrial sector. On a more positive note, strong stock selection in materials buoyed performance during the quarter.

Our underweight position in the industrial sector detracted from performance, particularly in April. Weak bottom-up fundamentals in this sector, such as decreasing demand and reduced earnings guidance, limited the number of investable ideas. Despite these feeble fundamentals, heavy machinery and industrial conglomerates stocks experienced a strong rally as broader macroeconomic data showed incremental improvements.

Our allocation to companies operating in the insurance segment provided a substantial portion of Fund detraction during the second quarter. Specifically, shares of Travelers Companies, Inc., a large high-quality property and casualty insurer, experienced negative relative performance. The financial sector is not without opportunity, however. We identified a valuation opportunity in Bank of America Corp. and added a position to the Fund during the quarter.

Stock selection in the materials sector added solidly to Fund performance. In particular, our holdings in ArcelorMittal S.A. and CF Industries Holdings, Inc. were contributors. ArcelorMittal, one of the world's largest integrated steel companies, experienced a benefit from the emerging rebound in the global steel market through improving order rates and steel pricing.

Independence Capital Management, Inc.
Investment Adviser
Wells Capital Management
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Technology	37.0%
Healthcare	13.1%
Consumer Discretionary	11.8%
Industrials	9.1%
Energy	8.8%
Financials	7.0%
Consumer Staples	5.4%
Materials	5.3%
Telecommunications	2.5%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned 11.88% for the six-month period ending June 30, 2009, compared to the –2.87% return for its benchmark, the Russell 1000 Value Index.

In the industrials sector, the Fund outperformed the benchmark due to successful stock selection and an overweight positioning. Top performers for the sector included Goodrich Corp., whose stock continued to hold up well in adverse market conditions. Tyco International Ltd., one of the Fund's top five holdings at period end, had solid returns during the reporting period, adding to Fund performance. The largest contributor to Fund performance within the sector was commercial trucking manufacturer Navistar International Corp. The firm's stock price roared back in the first half of 2009 after a difficult 2008 for the stock.

The Fund outperformed the benchmark in the health care sector, where it had better relative stock selection. The two top contributors within the sector were Schering-Plough Corp. and Wyeth. It was a historically volatile year for pharmaceutical stocks in 2008. As market volatility lessened over the first half of 2009, renewed market optimism about the intrinsic value of pharmaceutical companies was reflected in their higher stock price. With regards to Schering-Plough, we locked in our gains over the period and exited our position.

The Fund was overweight the information technology sector, which helped given the Fund's strong stock selection within the sector. The top contributors to Fund performance were Research in Motion Ltd and QUALCOMM, Inc. Research in Motion, a Canadian developer of mobile communications and wireless email products including the BlackBerry smartphone, saw its stock price jump as year-over-year revenue growth and net income jumped in the first quarter of 2009 as did sales of Blackberry devices. We exited our position by period end. QUALCOMM, a leading manufacturer of the CDMA chip-technology that is used in 3G wireless communications, has weathered the economic downturn relatively well and continued to expand on its product line.

The Fund outpaced the benchmark in the financials sector due to successful stock selection. After a dismal 2008 for most financial securities, a number of the Fund's holdings in this sector had strong performance during the reporting period. Top contributors in this sector included Morgan Stanley, student loan provider SLM Corp., Wells Fargo & Co. and MetLife, Inc.

The Fund was overweight consumer staples, which hurt relative performance, as stock selection in this sector was weakest for the Fund. Performance detractors included Kroger Co. and Molson Coors Brewing Co. Within telecommunication services, an underweight to Sprint Nextel Corp. hurt relative performance as the firm's stock price returned triple-digits during the reporting period.

We ended the quarter with slight overweight positions in health care and consumer staples. In health care we were overweight health care equipment and pharmaceutical companies. In consumer staples we were overweight food & staples retailing. We were underweight financials and energy. In financials, underweights were predominately to commercial banks and real estate investment trusts (REITS). Within the energy sector we were underweight energy equipment and services companies.

Independence Capital Management, Inc.
Investment Adviser
OppenheimerFunds, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Financials	19.8%
Energy	16.0%
Health Care	14.8%
Consumer Staples	11.7%
Industrials	9.5%
Consumer Discretionary	8.6%
Utilities	5.9%
Materials & Processing	5.5%
Telecommunications	4.7%
Technology	3.5%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CORE VALUE FUND

The Penn Series Large Core Value Fund returned –3.74% for the six-month period ending June 30, 2009, compared to the –2.87% return for its benchmark, the Russell 1000 Value Index.

In some ways, the six-month period that ended June 30, 2009, was a healing period for equity markets. After a dismal January and February, stocks rallied sharply as investors became more comfortable with riskier assets, encouraged by the economic "green shoots" and the improvements in many parts of the credit markets — the epicenter of the financial crisis.

On a sector level, five of the 10 sectors in the Fund outperformed the sectors in the Index for the six months period. The sectors that meaningfully outperformed on a relative basis were energy and industrials, while financials and consumer staples were the biggest relative detractors.

The energy sector, while posting a modestly negative return, was the largest contributor to relative performance. Energy stocks in the Fund declined substantially less than their counterparts in the Index, thanks to solid stock selection. Specifically, selection gains came from stock picks in the oil & gas services industry and coal and consumable fuels group as these names benefited from rising commodity prices throughout the six-month period. Underweighting some of the largest energy companies in the Index that posted negative returns helped as well. In industrials, stock selection across a number of industries proved additive, with the avoidance of troubled areas such as airlines and choosing not to invest in individual stocks such as General Electric playing large roles in the results.

Detracting from relative performance was the sharp rally in the low-priced, low-quality stocks that bottomed in early March. Specifically, some companies in financials and consumer discretionary that were decimated over the previous few quarters rallied off their historic lows, posting gains that nearly doubled their market capitalizations during the three months. These positions, which included names that could have easily followed Lehman Brothers into bankruptcy, rallied when investors believed the worst of the economic and financial crisis was behind us. Avoiding positions in these low-quality names has contributed significantly to the Fund relative performance throughout the credit crisis but detracted from relative returns during the market's high velocity rally in the months of March and April in particular.

While the recession may not be over, a number of indicators suggest that the worst may be behind us. In addition to the massive fiscal and monetary stimulus programs, improvements in the housing market and consumer confidence, a steepened yield curve and an easing of credit have all been positives for the equity markets.

In our experience, it is during such periods of market uncertainty that great investment opportunities are most likely to present themselves. Historically, larger-cap stocks have tended to outperform smaller-cap stocks during such periods. We believe that the Fund is well positioned for this scenario.

Independence Capital Management, Inc.
Investment Adviser
Eaton Vance Management
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Financials	21.7%
Energy	17.3%
Healthcare	12.6%
Consumer Staples	9.1%
Consumer Discretionary	8.9%
Industrials	8.8%
Technology	7.9%
Utilities	5.8%
Telecommunications	4.5%
Materials	3.4%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INDEX 500 FUND

The Penn Series Index 500 Fund returned 3.03% for the six-month period ending June 30, 2009, compared to the 3.16% return for its benchmark, the S&P 500 Index.

Most U.S. equity averages tagged their best levels of 2009 in early June, but lukewarm data on industrial production and a pullback in commodity prices brought loss of momentum and subsequent consolidation. Still, a fresh retreat in volatility measures to their lowest levels since the Lehman collapse last September, as well as ample liquidity in the money markets, allowed most U.S. benchmarks to eke out positive returns for June. The strong gains from April and May accordingly meant a refreshing double-digit quarter for the S&P 500 Index, its first positive quarter since the third quarter of 2007, and its best three-month performance since the final quarter of 1998.

Despite big rebounds for financial shares as credit conditions eased, technology stocks helped growth-oriented benchmarks hold their own on a relative basis. Value-oriented indexes actually retreated slightly in June, and only in the large-cap arena did value manage to retain outperformance versus growth for the full second quarter. Both large-cap and small-cap value benchmarks remain in negative territory on a year-to-date basis, however, while growth benchmarks in both size ranges show double-digit gains for the first half of 2009.

The downshift in equity momentum during June gave a boost to defensive sectors that had lagged in April and May. Utilities were the top performer in the latest month, and the healthcare sector was also a solid gainer. Even as cyclical sectors pulled back, though, the information technology group continued to perform nicely during June, with several larger names leading the way. For the whole of the second quarter, technology was second only to the financial sector, which surged as a steep decline in credit spreads brought welcome relief to the valuation of many debt portfolios. The consumer discretionary and materials sectors were also outperformers for the full second quarter. Low interest rates and banking system stability raised hopes that U.S. consumers could recover some of their legendary penchant for spending, while steel stocks helped to pace the rebound in the materials area.

Since the start of 2009, only the technology and materials groups show double-digit gains, while consumer discretionary is the only other sector outperformer within the S&P 500 Index. Six out of 10 S&P sectors lost ground over the course of the first half, including the financials, but the second-quarter rally in the latter lifted them out of last place. That ignoble distinction now belongs to the industrial sector, which slipped by nearly 6% in the first six months of 2009, held back by a more than 25% year-to-date slide in the shares of storied conglomerate General Electric.

Independence Capital Management, Inc.
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Technology	18.4%
Healthcare	14.0%
Financials	13.5%
Energy	12.4%
Consumer Staples	12.0%
Industrials	9.8%
Consumer Discretionary	9.0%
Utilities	4.1%
Telecommunications	3.6%
Materials & Processing	3.2%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned 13.10% for the six-month period ending June 30, 2009, compared to the 16.61% return for its benchmark, the Russell Midcap Growth Index.

A break down of the Fund's performance by sector indicates that the relative outperformance in the energy and technology sectors were not enough to outweigh the relative underperformance in the materials and processing sector.

In the materials/processing sector, the Fund's holdings in raw material mining company Cliffs Natural Resources, contributed the most to the underperformance and was the largest detractor to relative returns for the year-to-date, as trying conditions for the industry continued to be an overhang for the company. We sold the stock after the shares experienced a brief rally in mid-March, in an effort to consolidate our holdings in this sector.

The Fund's holdings in the energy sector have contributed the most to excess return versus the benchmark for the first six months of the year. Within this sector, a few holdings in the oil field service and drilling industry — Weatherford and Cameron International — provided very strong returns. Weatherford announced an acquisition during the quarter that is expected to be accretive to earnings, and give the company a solid footing in Russia.

The technology sector was another area of the Fund that contributed to relative performance. We continue to favor the semiconductor industry in this space as we feel we are in the early stages of a rally in these stocks on the front end of an overall economic recovery. Several of the semiconductor companies such as Broadcom, Micron Technology, and Marvell Technology contributed modestly to performance during the quarter. However, F5 Networks, and Juniper Networks were the big winners for the Fund within technology. F5 Networks, which has been a long-term holding in the Fund should be well positioned to take advantage of increased spending within the data networking space. The company also continues to take market share from Cisco, and continues to grow its Chinese business. High performance networker Juniper Networks continues to benefit from upgrading in the communication networking space.

We continue to position the Fund to focus on pure growth companies, early cycle opportunities, and companies focused on gaining market share in their respective industries. Pure growth companies, which are a staple of the Fund, include companies that are looking to grow their earnings through new products and services and are run by dynamic management teams. Early cycle holdings in the Fund include Key Energy Services in the energy sector, Fairchild Semiconductor International in technology, and homebuilder Pulte Homes Inc. within the producer durables sector as we feel these companies will be the first to rebound from an improving economy.

Finally, examples of companies looking to expand on market share within their respective industries include Atheros Communications in technology and gaming company WMS Industries Inc. We believe the Fund is well positioned to benefit from this diversified approach allowing us to withstand the volatile market swings that we have seen over the past six months while being well-positioned to take advantage of opportunities in an upward moving equity market.

Independence Capital Management, Inc.
Investment Adviser
Turner Investment Partners
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Technology	27.5%
Consumer Discretionary	17.8%
Healthcare	14.8%
Industrials	11.4%
Financials	7.5%
Energy	6.1%
Materials & Processing	5.8%
Consumer Staples	5.2%
Utilities	2.4%
Telecommunications	1.5%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned 9.69% for the six-month period ending June 30, 2009, compared to the 3.19% return for its benchmark, the Russell Micap Value Index.

In January and February, stocks declined substantially as investors remained concerned about the health of the financial system and the economy. In early March, stocks turned around in response to increased confidence that the actions taken by the U.S. Treasury and Federal Reserve had stabilized the financial system and the frozen credit markets began to thaw. Data indicating that while the economy continued to contract, the pace of deterioration may be slowing helped stocks rally through June, recovering all of the ground lost at the beginning of 2009.

Last year's sharp sell off in cyclical sectors allowed us to further improve the quality of the Fund by adding to positions in the financially strongest and best positioned companies in their respective businesses and reducing or eliminating positions in companies whose long-term prospects were not quite as bright. We believe that the severely beaten down, but still "best of breed" companies would excel once the market began anticipating an economic recovery. In addition, we began nibbling at regional banks that had recapitalized by issuing equity to reinforce their balance sheets. We believe these banks are now on firm financial footing and are likely to return to normalized levels of profitability in the not too distant future. We also saw opportunity in some of the severely depressed life insurers. As evidenced by the Fund's superior relative performance in the first half of 2009, thus far, these strategies have begun to work.

Looking ahead, due to the depth and breadth of the global recession and the nearly unprecedented nature of the stock market decline, it is difficult to forecast the path of the recovery or offer any opinions on the near term outlook for the equities market. However, based on normalized earnings and the longer-term earnings power of the high quality companies in the Fund, current valuations are singularly attractive. Put more simply, we don't know if we will see a quick and steep V-shaped or a slower U-shaped recovery and we do not know when or how vigorously the stock market will begin convincingly anticipating a better economic environment. But, if past is prologue to the future, a recovery is inevitable and we believe the Fund's high quality fundamental bargains will continue to attract favorable investor attention when the stock market begins to fully anticipate a better economic climate.

Independence Capital Management, Inc.
Investment Adviser
Neuberger Berman Management
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Financials	25.4%
Consumer Discretionary	13.5%
Energy	11.8%
Health Care	9.6%
Industrials	9.4%
Utilities	9.0%
Consumer Staples	8.6%
Technology	7.2%
Materials & Processing	5.5%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CORE VALUE FUND

The Penn Series Mid Core Value Fund returned 0.74% for the six-month period ending June 30, 2009, compared to the 3.19% return for its benchmark, the Russell Midcap Value Index.

Stock selection within the financial services sector was the largest detractor. Fifth Third Bancorp, a regional bank, dropped sharply in the beginning of the year after posting a significant loss for the fourth quarter. The sizable loss was mainly a result of higher than anticipated credit costs. Negative stock selection also hampered performance within the health care and consumer staples sectors. Shares of King Pharmaceuticals slid with the general market in the beginning of the year, and we exited the position on concerns about competitive pressures from generic drugs and lack of clarity with their drug pipeline. Within the consumer staples sector, Snap-On, a tool manufacturer, disappointed after reporting weaker than expected sales growth.

The largest contributor to performance was the Fund's relative underweight within financials. Despite the recent rally within financial stocks, the recent returns were unable to compensate for the losses these companies experienced in the beginning of the year. The utilities sector was also a contributor as a result of a relative underweight as well as positive stock selection. The sector failed to keep pace with the general market rally during the second quarter. However, CMS Energy, a Michigan-based regulated utility, saw shares rise following a favorable ruling on its most recent rate case filing.

During the quarter we took profits and moved away from stable earning sectors, such as utilities and consumer staples, and toward more early cycle companies within the consumer discretionary and producer durables sectors. We also added to our technology holdings and continued to decrease the underweight within the financial services sector by selectively adding attractive companies.

We continue to focus on finding high quality companies that have strong, long-term prospects and attractive valuation characteristics. These companies tend to be market leaders with healthy balance sheets and, we believe, the ability to emerge from the current downturn in a stronger competitive position. While this may mean that we do not always participate in the short term, like the current market rally, which was driven largely by lower quality companies, we are confident that the companies chosen for inclusion in the portfolio will drive superior investment performance over the long term.

Independence Capital Management, Inc.
Investment Adviser
Lord, Abbett & Co.
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Industrials	22.1%
Consumer Discretionary	17.6%
Financials	14.5%
Health Care	11.4%
Energy	10.6%
Technology	9.3%
Materials & Processing	5.4%
Utilities	4.1%
Telecommunications	2.6%
Consumer Staples	2.4%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMID CAP GROWTH FUND

The Penn Series SMID Cap Growth Fund returned 20.92% for the six-month period ending June 30, 2009, compared to the 14.52% return for its benchmark, the Russell 2500 Growth Index.

Stocks in the information technology sector were the single strongest group in the Fund in the first quarter. Vistaprint, an online provider of products and services to small businesses and home offices, was the single best performing stock for the Fund in that quarter. Stocks in the telecommunications service sector were also positive contributors to the Fund as stock selection was quite strong overall.

Consumer discretionary stocks were relatively weak for the Fund in the first quarter. The weakest stock in the Fund in this group was Live Nation Incorporated, a live music company that owns and operates more than 159 venues nationwide. Investors are concerned about dramatically lower consumer spending for discretionary items, like concerts.

Industrial stocks were another underperforming group because of a relatively overweight position as stock selection essentially tied the benchmark for the first quarter. Industrial stocks were among the weaker absolute performing groups for both the Fund and the benchmark this period, and cyclical concerns certainly pressured valuations for this sector.

Energy stocks were relative outperformers as the Fund benefited from better stock selection versus the benchmark, as well as an underweight position. Our primary exposure to this group is exploration and production companies, and Range Resources, Concho Resources, and Petrohawk Energy were strong stocks for the Fund this quarter.

Consumer discretionary picked up in the second quarter and was the strongest absolute and relative performing sector for the Fund this quarter. Prior investor anxiety certainly played a role in this group's appreciation during the quarter as fears faded.

Stocks in the health care sector were solid absolute performers driven by good stock selection; however, the Fund's underweight position in this group led to a slight relative underperfomance for the second quarter. Among the better stocks on good quarterly results were Varian Incorporated, a manufacturer of scientific instruments, Symmetry Medical, a contract manufacturer for global orthopedic device companies, Inverness Medical Innovations, a medical diagnostics company, and Coventry Health Care, a managed care company.

Financial stocks lagged the index for the period as again strong stock selection was offset by a relative underweight position versus the benchmark. Financial stocks as a group benefited from easing investor fears over toxic assets combined with equity capital infusions to the larger financial institutions.

Telecommunications services stocks were positive absolute and relative performing stocks for the Fund during the second quarter. NII Holdings, which provides Nextel-branded service to Latin American companies, was a top performing stock for the Fund as subscriber growth outpaced expectations.

We clearly believe that good news is coming, especially given the massive amount of global stimulus that policy makers have injected to the worldwide economy. We expect future gains to be more dependent on earnings and less dependent on multiple expansions.

Independence Capital Management, Inc.
Investment Adviser
Wells Capital Management
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Technology	29.1%
Consumer Discretionary	20.9%
Industrials	16.1%
Healthcare	14.1%
Energy	7.0%
Telecommunications	5.3%
Financials	4.4%
Materials	3.1%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMID CAP VALUE FUND

The Penn Series SMID Cap Value Fund returned 10.59% for the six-month period ending June 30, 2009, compared to the –0.62% return for its benchmark, the Russell 2500 Value Index.

During the period, the Fund solidly outperformed both its benchmark. The premium against value came from both stock and sector selection. For stock selection, the contribution was spread among a number of sectors but was most significant in the Fund's technology, consumer staples and industrial resource holdings.

Sector selection was also a strong contributor to performance for the quarter. The Fund benefited from overweight positions in sectors such as technology and consumer cyclicals, which rallied as risk-aversion fell and confidence in the global economy grew. Likewise, the Fund received a boost from an underweight in finance, which lagged in the period. Top performing stocks included Western Digital, Reliance Steel and Siliconware Precision.

The Fund's gains were tempered by weaker stock selection in the consumer cyclicals sector. The Fund's most significant detractors for the period were Callaway Golf, Terex and Webster Financial.

Despite recent strong returns, U.S. smaller-cap equity markets remain attractively priced versus their own history. The value opportunity within the U.S. smaller-cap market also remains elevated. The wide-dispersion of market returns and valuations provide what we believe are ideal conditions for active investing strategies.

In our view, the value cycle is still in its early stages. After last year's abrupt and unprecedented decline in economic activity and investor risk appetite, and the consequent sharp underperformance of value stocks, the rebuilding of corporate profitability and investor confidence is likely to take some time. Unless the nascent economic recovery proceeds in a straight line, which seems unlikely, it may take some time to realize the pent-up value in many distressed stocks.

The key to success, we believe, is to avoid getting swept up in the emotions of the crowd. Our extensive fundamental and quantitative research and value disciplines help us to take the dispassionate view of market risks and returns that is especially valuable in times like these. Our process balances valuation and quality. After a quarter of strong market leadership by the most vulnerable — and generally lowest quality — stocks, higher quality stocks have become somewhat more attractive. We adjusted the Fund to take advantage of the changing opportunity.

As such, we believe the Fund is well positioned to capture the upside potential from a gradual economic recovery but can also withstand an environment of renewed weakness if economic sluggishness persists longer than we anticipate.

Independence Capital Management, Inc.
Investment Adviser
AllianceBernstein
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Technology	19.8%
Financials	18.3%
Industrials	14.7%
Consumer Discretionary	11.1%
Consumer Staples	9.1%
Materials	7.4%
Energy	7.1%
Healthcare	6.5%
Utilities	6.0%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND

The Penn Series Small Cap Growth Fund returned 30.99% for the six-month period ending June 30, 2009, compared to the 11.36% return for its benchmark, the Russell 2000 Growth Index.

Independent oil and gas companies Quicksilver Resources and Carrizo Oil & Gas were among the top Fund contributors year-to-date, continuing to post robust returns on their Barnett Shale acreage. Additionally, investors have grown increasingly comfortable with the companies' balance sheet health and ability to finance future growth. In industrials, aircraft lessor AerCap Holdings recently signed new lease agreements and took delivery of new aircraft as scheduled, easing worries over customer defaults. AerCap remains well capitalized with a diversified customer base and robust fleet.

Quicksilver, Carrizo and AerCap were the bottom three performers in 2008 as the market questioned their liquidity positions amid mounting credit fears. Throughout the sell-off, we maintained constant dialogue with company management, creditors and customers, and retested our investment theses with conservative estimates. In reaffirming our theses, we used near-term price weakness as buying opportunities, and are pleased that this discipline and long-term focus has since been rewarded.

Energy also continued to be a strong sector where we had a lot of success in stock selection. Independent oil and gas companies Petrohawk Energy and EXCO Resources reported strong reserve and production growth in the first quarter, driven by continued strength at the coveted Haynesville Shale. Both companies continued to be top contributors throughout the second quarter as well. Strong operational execution and balance sheet health should continue to propel Petrohawk, while EXCO should ease market concerns by continuing to deleverage and constrain capital spending.

While Petrohawk and EXCO outperformed in energy, independent oil and gas companies GMX Resources and Carrizo Oil & Gas declined. The companies came under pressure amid concerns they were outspending cash flows; both companies have since reduced their capital expenditures. GMX is strategically positioned in the Haynesville Shale and offers a compelling risk reward profile at current valuation levels, while Carrizo should continue to benefit from high returns on investment in the Barnett and Marcellus Shales.

Global airline UAL Corp. underperformed with peers as a result of weak demand forecasts for 2009. However, with capacity decreasing and UAL controlling costs, we believe the company can outperform even under a pressured demand environment.

We're encouraged by initial signs of economic recovery, including a bottoming in unemployment and resurgence in China. Additionally, enough government stimulus and regulatory oversight appears to be in place to prevent another financial system meltdown. As such, capital markets have begun functioning again, as demonstrated by the rampant second-quarter capital-raising deals, including in the IPO market. This capital access is particularly critical in small caps, where companies need sufficient resources to fuel growth opportunities. The market continues to differentiate between the real winners and losers, rewarding those companies poised to emerge from recession with healthier balance sheets, fewer competitors and newfound growth opportunities. We have attempted to build the Fund around these winners.

Independence Capital Management, Inc.
Investment Adviser
Oppenheimer Capital
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Healthcare	21.5%
Industrials	21.4%
Technology	21.4%
Consumer Discretionary	13.9%
Energy	10.7%
Financials	6.5%
Consumer Staples	1.9%
Materials & Processing	1.8%
Telecommunications	0.9%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned 0.40% for the six-month period ending June 30, 2009, compared to the –5.17% return for its benchmark, the Russell 2000 Value Index.

Throughout the recession, we have favored companies with disciplined management teams, strong balance sheets and conservative accounting. While this approach has helped us avoid many deteriorating or even binary situations, it was more challenged in recent months. In Financials, shares of Signature Bank and IBERIABANK Corp. declined despite the fact that both companies returned Troubled Asset Relief Program (TARP) capital in early April. We continue to hold these two companies due to their strong capital positions. Food and pharmaceutical supplier, Sensient Technologies Corp. experienced weakness driven by lower sales in this weak economic environment. Our investment in El Paso Electric, a large holding, also lagged due to a combination of soft pricing and lack of near term catalysts. We still hold a constructive view on this name due to our belief that El Paso's free cash flow profile and overall balance sheet strength remain intact.

In the Industrials sector, AirTran Holdings, Inc. again ranked as a top contributor, as the low cost airline posted improved operating trends. We believe the company should be well positioned in this market environment by standing out from its industry peers, continuing to reduce airline capacity in response to slowing travel, and benefiting from lower fuel costs. ON Semiconductor Corp., a Phoenix based chipmaker, also contributed positively to performance. We believe the company is a well diversified, with a strong management team who continues to focus on reducing costs. Our investment in Kaiser Aluminum Corp. continues to perform well and the stock ranks as one of the best performers for both the quarter and the current year.

We continue to expect increased stock-level differentiation going forward, distinguishing higher quality companies with robust business models from those likely to remain challenged. As fundamental stock pickers, we welcome such volatility. In our view, this environment should allow businesses with competitive advantages to take market share from weaker competitors and benefit from improved pricing power. While we cannot predict the near-term direction of the ongoing recession or the broader markets, we are encouraged by recent developments such as the strengthened balance sheets of banks. For any investment manager in this uncertain environment, we believe deep research resources, a forward-looking investment process and truly actively managed portfolios are keys to both potentially preserving capital and outperforming the market over time.

Independence Capital Management, Inc.
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Financials	35.9%
Industrials	13.9%
Technology	12.8%
Consumer Discretionary	11.1%
Utilities	6.1%
Healthcare	5.9%
Materials	5.9%
Energy	4.7%
Consumer Staples	3.3%
Telecommunications	0.4%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP INDEX FUND

The Penn Series Small Cap Index Fund returned 2.30% for the six-month period ending June 30, 2009, compared to the 2.64% return for its benchmark, the Russell 2000 Index.

Most U.S. equity averages tagged their best levels of 2009 in early June, but lukewarm data on industrial production and a pullback in commodity prices brought loss of momentum and subsequent consolidation. Still, a fresh retreat in volatility measures to their lowest levels since the Lehman collapse last September, as well as ample liquidity in the money markets, allowed most U.S. benchmarks to eke out positive returns for June. The strong gains from April and May accordingly meant a refreshing double-digit quarter for the S&P 500 Index, its first positive quarter since the third quarter of 2007, and its best three-month performance since the final quarter of 1998.

Despite big rebounds for financial shares as credit conditions eased, technology stocks helped growth-oriented benchmarks hold their own on a relative basis. Value-oriented indexes actually retreated slightly in June, and only in the large-cap arena did value manage to retain outperformance versus growth for the full second quarter. Both large-cap and small-cap value benchmarks remain in negative territory on a year-to-date basis, however, while growth benchmarks in both size ranges show double-digit gains for the first half of 2009.

The downshift in equity momentum during June gave a boost to defensive sectors that had lagged in April and May. Utilities were the top performer in the latest month, and the healthcare sector was also a solid gainer. Even as cyclical sectors pulled back, though, the information technology group continued to perform nicely during June, with several larger names leading the way. For the whole of the second quarter, technology was second only to the financial sector, which surged as a steep decline in credit spreads brought welcome relief to the valuation of many debt portfolios. The consumer discretionary and materials sectors were also outperformers for the full second quarter. Low interest rates and banking system stability raised hopes that U.S. consumers could recover some of their legendary penchant for spending, while steel stocks helped to pace the rebound in the materials area.

Since the start of 2009, only the technology and materials groups show double-digit gains, while consumer discretionary is the only other sector outperformer within the S&P 500 Index. Six out of 10 S&P sectors lost ground over the course of the first half, including the financials, but the second-quarter rally in the latter lifted them out of last place. That ignoble distinction now belongs to the industrial sector, which slipped by nearly 6% in the first six months of 2009, held back by a more than 25% year-to-date slide in the shares of storied conglomerate General Electric.

Independence Capital Management, Inc.
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Technology	19.8%
Financials	19.5%
Industrials	15.9%
Healthcare	15.2%
Consumer Discretionary	13.0%
Energy	4.5%
Materials	3.8%
Utilities	3.5%
Consumer Staples	3.5%
Telecommunications	1.3%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

DEVELOPED INTERNATIONAL INDEX FUND

The Penn Series Developed International Index Fund returned 5.62% for the six-month period ending June 30, 2009, compared to the 8.42% return for its benchmark, the MSCI EAFE Index.

Developed equity markets across Europe and Asia were mixed in June, but most finished the month lower after strong rallies in April and May. As a whole, the MSCI EAFE Index edged slightly lower in the latest month, mildly lagging U.S. equities. But EAFE retained a handsome appreciation of more than 25% for the full second quarter, easily outpacing broad U.S. benchmarks, and taking the lead over U.S. equities on a year-to-date basis.

Stocks in Japan, Australia, and New Zealand enjoyed positive returns in June, helping MSCI Pacific pull ahead of MSCI Europe for the full second quarter. Since the start of 2009, despite winter weakness in the Japanese yen, MSCI Pacific has advanced ahead of MSCI Europe. And MSCI Europe outperformed U.S. stocks by a similar amount, thanks not least to an impressive second-quarter recovery in the British pound.

Only two European equity markets, MSCI Spain and MSCI Denmark, managed to end June in positive territory on an unhedged basis, and MSCI Denmark got there just barely. Despite a mild June retreat in the EAFE financial sector, shares of Spanish lender Banco Santander continued to climb, responding to a stable 2009 outlook for profits and dividends. On the negative side, MSCI Norway was the weakest EAFE market during June. Unexpectedly soft demand for fertilizer hit many related shares, including those of Norwegian manufacturer Yara International.

The weakest EAFE market for the full second quarter, and the only constituent to see its three-month gain held to single digits, was MSCI Ireland. Despite a heady recovery for battered Irish banking stocks, shares of drug maker Elan and building materials producer CRH restrained performance for the Irish benchmark. Elan reported a first-quarter loss in April, and persistent takeover speculation did not come to fruition. As for CRH, a lowered profits outlook kept shares in check. MSCI Ireland is one of only three EAFE markets that finished the first half of 2009 with a negative return. The other two EAFE decliners during the first half were MSCI Germany and MSCI Switzerland.

Among EAFE sectors, the cyclical groups that declined during June, with energy stocks in particular as oil prices began to lose their zip. Defensive holdings fared better, with the telecommunications and consumer staples sectors appreciating the most in the latest month. Even though EAFE financials edged slightly lower in June, they were interestingly enough the top sector performer for the whole of the second quarter. Despite achieving a modest June gain, the health care group was the poorest second-quarter performer among EAFE sectors. The EAFE materials sector remains the best year-to-date performer. In spite of their recent improvement, defensive sectors are still 2009 laggards, and the EAFE utilities sector was weakest of all for the full first half.

Independence Capital Management, Inc.
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Japan	23.7%
United Kingdom	18.8%
France	9.9%
Switzerland	7.8%
Germany	7.7%
Australia	7.4%
Spain	4.6%
Netherlands	4.4%
Italy	3.6%
Hong Kong	2.6%
Sweden	2.5%
Finland	1.3%
Singapore	1.2%
Belgium	1.0%
Denmark	0.8%
Greece	0.6%
Norway	0.6%
Ireland	0.4%
Luxembourg	0.4%
Portugal	0.3%
Austria	0.2%
Jersey	0.1%
New Zealand	0.1%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned 2.13% for the six-month period ending June 30, 2009, compared to the 8.42% return for its benchmark, the MSCI EAFE Index.

It has been said that investors make most of their money during bear markets; they just don't realize it at the time. Bear markets create opportunities for alert investors to acquire shares of strong companies at extraordinarily low prices. As the market recovers, the performance of these high quality companies is likely to be rewarded through share price appreciation. The current bear market is ripe with these opportunities. The recent quarter's risk rally — although it hurt short-term relative performance — created further opportunities to acquire, and add to existing positions, in world class companies at unusually low valuations.

Tesco, along with Wal-Mart, may be the world's best grocery retailer. The company operates supermarket, convenience stores, gas retailers, small urban stores, and superstores in the U.K., Europe, Southeast Asia, and the United States.

Fresenius Medical Care is the largest provider of kidney dialysis in the world. It is an extremely efficient operator that provides best-in-class service in a scale business. The company is keenly focused on providing the highest quality care to patients, which translates into good patient outcomes.

Nestle is perhaps the best food business in the world and has a great portfolio that includes name brand products like Purina, Perrier, Gerber's, Nescafe, and Carnation. The company has strong underlying structural growth rates, high incremental rates of return, and an organization teeming with top quality employees from top to bottom.

The Fund had twice the exposure of the index to the health care sector. Essilor, Cipla, Fresenius, and Novo Nordisk made positive contributions to the Fund's absolute return, but hurt relative performance. The health care sector is in a bit of turmoil because of the uncertainty generated by pending reform in America. Valuations of some very strong companies have fallen to quite attractive levels over the past year. We took advantage of the opportunities created by adding to our positions in Fresenius Medical Care, Novo Nordisk, Synthes, and Roche. While we have a healthy respect for the increased risk associated with health care companies currently, we believe the range of possible outcomes tempers it.

Consumer staples made the largest contribution to absolute performance during the second quarter, but hurt relative performance. Consumer staples tend to be higher quality companies, which were not the primary beneficiaries of the risk rally. Souza Cruz, Ambev, and Diageo made attractive contributions to absolute and relative performance. British American Tobacco, Nestle, and Imperial Tobacco helped absolute performance, but hurt relative returns.

The Fund is well positioned for the long-term. It currently includes, and our investors currently own, shares of world-class companies that have been acquired at extremely low valuations. As rational thought prevails, and the market sets aside unrealistic expectations of a quick economic recovery, we expect to see higher quality names delivering earnings growth and gaining value in the marketplace.

Independence Capital Management, Inc.
Investment Adviser
Vontobel Asset Management
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
United Kingdom	24.6%
India	14.1%
Switzerland	9.9%
Brazil	6.8%
United States	6.7%
Spain	6.1%
France	5.9%
Australia	5.3%
Japan	5.2%
Netherlands	3.4%
Germany	3.2%
Denmark	3.1%
Canada	2.9%
Italy	1.2%
Ireland	1.2%
Belgium	0.4%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

EMERGING MARKETS EQUITY FUND

The Penn Series Emerging Markets Equity Fund returned 28.21% for the six-month period ending June 30, 2009, compared to its benchmarks the MSCI Emerging Markets Free Index's return of 34.26%.

The markets rallied in light of an improvement in global credit markets and positive economic news from China. Latin America was the best performing region followed by Asia. The Emerging Europe, Middle East and Africa (EMEA) region underperformed the overall emerging markets, as measured by the Index.

An underweight allocation to Malaysia and overweight allocation to Indonesia relative to the Index were positive contributors to performance. Stock selection in Thailand, Mexico, Russia and Turkey were also positive. In contrast, stock selection and an overweight allocation to Poland was the biggest detractor from performance. Poland has been the worst performing market in the overall emerging markets due to its underperforming financial sector and weak currency. An underweight allocation to Brazil and stock selection in India also detracted from performance.

The Fund remains underweight highly cyclical companies dependent on a global growth recovery. As a result, we remain underweight commodities and energy in favor of companies whose earnings are driven by domestic demand within emerging markets. The emerging markets consumers — in sharp contrast to their U.S. counterparts — remain underleveraged. Thus, as global credit markets stabilize, we believe domestic consumption in emerging markets should resume. The Fund's overweight positions are Poland, Turkey, India, Indonesia and the Czech Republic. Our largest underweight positions remain Brazil, whose equity index is dominated by energy and materials, and Malaysia.

We expect emerging markets to continue to grow relatively faster than their developed counterparts, thus offering, in our view, a compelling combination of stronger growth prospects with attractive valuations. We believe that over the longer term, investing in companies in emerging markets with highly visible earnings and increasing returns on capital may potentially deliver outperformance.

Independence Capital Management, Inc.
Investment Adviser
Van Kampen Investments
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
China	14.9%
Brazil	12.3%
South Korea	12.1%
Taiwan	10.8%
India	9.8%
South Africa	6.6%
Hong Kong	5.8%
Russia	4.9%
Mexico	4.4%
Indonesia	3.8%
Turkey	3.6%
Poland	2.9%
Czech Republic	2.1%
Thailand	2.0%
Israel	1.5%
Malaysia	0.9%
United Kingdom	0.6%
Hungary	0.5%
Panama	0.5%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

REIT FUND

The Penn Series REIT Fund returned –11.29% for the six-month period ending June 30, 2009, compared to the –12.75% return for its benchmark, the Wilshire Real Estate Securities Index.

Overall, security selection was a negative effect on relative performance. This result was led by the office and health care sectors. In the office sector, overweighting Alexandria Real Estate was the largest detractor from relative performance. While Alexandria operates in the very attractive lab space market, the Company's development pipeline began to struggle in terms of leasing. Other significant detractors in the office sector were not holding HRPT Properties Trust and underweighting Mack-Cali Realty. HRPT Properties was the best performing security in the sector. The health care sector detracted from relative performance due to overweighting Health Care REIT and not holding Senior Housing Properties Trust.

Security selection effect was a positive contributor in the hotel and local retail sectors. In the hotel sector, overweighting Lasalle Hotel Properties led the result. For the local retail sector, underweighting Kimco Realty and not holding Inland Real Estate drove the positive relative performance.

Overall, sector allocation was a negative effect on relative performance. This result was led by underweighting the hotel sector, the best performing sector of the benchmark. On a positive note, underweighting the local retail sector and overweighting the mixed sector, the second best performing sector of the benchmark contributed to relative performance.

The REIT market has moved up off its lows from early March. The sell off and recovery in the REIT market was sharp so far in 2009. The REIT market should start to stabilize as credit markets continue to improve and REITs continue to raise equity to pay down debt. Secondary offerings totaling over $13.0 billion for the REIT market have taken the solvency issue off the table for the sector as near-term debt maturities have been reduced. Now REITs can turn to the pressing issue of operating their portfolios in a weak economic environment, which is weighing heavily on property fundamentals.

The Fund continues to be positioned fairly defensively, investing in those companies with the strong, liquid balance sheets, sustainable earnings, and strong management teams. The Fund remains focused on those sectors that should generate earnings growth in a slow-growth economic environment. These sectors include property types with longer lease terms and niche sectors that are more defensive in nature. We have been reducing the Fund's exposure to sectors with shorter lease terms and business models that will see more of the negative impacts from slowing economic growth. However, we continuously look for opportunities to take advantage of mispricings even in sectors that challenged by this economic environment.

A second investment theme for the Fund involves REITs positioned to take advantage of buying opportunities. At some point, REIT capital raising will shift from a defensive position in which proceeds are used to pay down debt to an offensive position. Then, capital raised will be used by companies to take advantage of acquisition opportunities brought on by distress in the real estate markets.

Independence Capital Management, Inc.
Investment Adviser
Heitman Real Estate Securities
Investment Sub-Adviser

Portfolio Composition as of 6/30/09

Percent of Total Investments[1]
Apartments	16.6%
Healthcare	14.5%
Mixed Industrial/Office	13.8%
Office Property	13.4%
Regional Malls	11.9%
Strip Centers	8.9%
Storage & Warehousing	7.6%
Industrial	7.4%
Hotels and Resorts	4.5%
Building & Real Estate	1.4%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

AGGRESSIVE ALLOCATION FUND

The Penn Series Aggressive Allocation Fund returned 5.32% for the six-month period ending June 30, 2009, compared to its benchmarks, the Russell 3000 Index's return of 4.19% and the Barclays Capital U.S. Aggregate Bond Index's return of 1.90% for the same time period.

Independence Capital Management, Inc.
Investment Adviser

Asset Allocation Target as of 6/30/09

Large Cap Value Stocks	23.0%
Large Growth Stocks	20.0%
International Stocks	20.0%
Mid Cap Value Stocks	6.0%
Small Cap Value Stocks	6.0%
Mid Cap Growth Stocks	5.0%
Small Cap Growth Stocks	5.0%
Emerging Markets	5.0%
REITs	5.0%
Intermediate Bonds	5.0%
100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MODERATELY AGGRESSIVE ALLOCATION FUND

The Penn Series Moderately Aggressive Allocation Fund returned 6.54% for the six-month period ending June 30, 2009, compared to its benchmarks, the Russell 3000 Index's return of 4.19% and the Barclays Capital U.S. Aggregate Bond Index's return of 1.90% for the same time period.

Independence Capital Management, Inc.
Investment Adviser

Asset Allocation Target as of 6/30/09

Large Cap Value Stocks	20.0%
Large Growth Stocks	17.0%
International Stocks	17.0%
Intermediate Bonds	11.0%
Short Term Bonds	7.0%
Mid Cap Value Stocks	5.0%
Small Cap Value Stocks	5.0%
Mid Cap Growth Stocks	4.0%
Small Cap Growth Stocks	4.0%
Emerging Markets	4.0%
REITs	4.0%
High Yield Bonds	2.0%
100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MODERATE ALLOCATION FUND

The Penn Series Moderate Allocation Fund returned 4.92% for the six-month period ending June 30, 2009, compared to its benchmarks, the Russell 3000 Index's return of 4.19% and the Barclays Capital U.S. Aggregate Bond Index's return of 1.90% for the same time period.

Independence Capital Management, Inc.
Investment Adviser

Asset Allocation Target as of 6/30/09

Intermediate Bonds	16.0%
Large Cap Value Stocks	15.0%
Large Growth Stocks	13.0%
International Stocks	12.0%
Short Term Bonds	12.0%
Cash Equivalents	8.0%
Mid Cap Value Stocks	4.0%
Small Cap Value Stocks	4.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	3.0%
Small Cap Growth Stocks	3.0%
Emerging Markets	3.0%
REITs	3.0%
100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MODERATELY CONSERVATIVE ALLOCATION FUND

The Penn Series Moderately Conservative Allocation Fund returned 5.00% for the six-month period ending June 30, 2009, compared to its benchmarks, the Russell 3000 Index's return of 4.19% and the Barclays Capital U.S. Aggregate Bond Index's return of 1.90% for the same time period.

Independence Capital Management, Inc.
Investment Adviser

Asset Allocation Target as of 6/30/09

Intermediate Bonds	22.0%
Short Term Bonds	17.0%
Cash Equivalents	15.0%
Large Cap Value Stocks	12.0%
International Stocks	10.0%
Large Growth Stocks	9.0%
High Yield Bonds	6.0%
Mid Cap Value Stocks	3.0%
Mid Cap Growth Stocks	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%
100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

CONSERVATIVE ALLOCATION FUND

The Penn Series Conservative Allocation Fund returned 3.98% for the period ending June 30, 2009, compared to its benchmarks, the Russell 3000 Index's return of 4.19% and the Barclays Capital U.S. Aggregate Bond Index's return of 1.90% for the same time period.

Independence Capital Management, Inc.
Investment Adviser

Asset Allocation Target as of 6/30/09

Intermediate Bonds	27.0%
Cash Equivalents	25.0%
Short Term Bonds	20.0%
Large Cap Value Stocks	9.0%
High Yield Bonds	8.0%
Large Growth Stocks	6.0%
International Stocks	5.0%
100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2009 and held through June 30, 2009. The examples illustrate your fund's costs in two ways:

•  Actual Fund Performance in the table below provides information about actual account values and actual expenses. The "Ending Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

•  Hypothetical 5% Annual Return is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund's actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Disclosure of Fund Expenses

For the Period January 1, 2009 to June 30, 2009

Expense Table

	Beginning Value 1/1/09	Ending Value 6/30/09	Annualized Expense Ratio	Expenses Paid During Period*
Money Market Fund
Actual	$1,000.00	$1,004.30	0.44%	$2.19
Hypothetical 5% Annual Return	$1,000.00	$1,022.59	0.44%	$2.21
Limited Maturity Bond Fund
Actual	$1,000.00	$1,003.80	0.59%	$2.93
Hypothetical 5% Annual Return	$1,000.00	$1,021.83	0.59%	$2.96
Quality Bond Fund
Actual	$1,000.00	$1,030.90	0.60%	$3.02
Hypothetical 5% Annual Return	$1,000.00	$1,021.78	0.60%	$3.01

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 1/1/09	Ending Value 6/30/09	Annualized Expense Ratio	Expenses Paid During Period*
High Yield Bond Fund
Actual	$1,000.00	$1,239.10	0.88%	$4.89
Hypothetical 5% Annual Return	$1,000.00	$1,020.38	0.88%	$4.42
Flexibly Managed Fund
Actual	$1,000.00	$1,140.90	0.86%	$4.57
Hypothetical 5% Annual Return	$1,000.00	$1,020.48	0.86%	$4.32
Balanced Fund
Actual	$1,000.00	$1,034.20	0.62%	$3.13
Hypothetical 5% Annual Return	$1,000.00	$1,021.68	0.62%	$3.11
Large Growth Stock Fund
Actual	$1,000.00	$1,150.30	1.00%	$5.33
Hypothetical 5% Annual Return	$1,000.00	$1,019.77	1.00%	$5.02
Large Cap Growth Fund
Actual	$1,000.00	$1,126.30	1.00%	$5.27
Hypothetical 5% Annual Return	$1,000.00	$1,019.77	1.00%	$5.02
Large Core Growth Fund
Actual	$1,000.00	$1,091.20	0.64%	$3.32
Hypothetical 5% Annual Return	$1,000.00	$1,021.58	0.64%	$3.21
Large Cap Value Fund
Actual	$1,000.00	$1,118.80	0.93%	$4.89
Hypothetical 5% Annual Return	$1,000.00	$1,020.13	0.93%	$4.67
Large Core Value Fund
Actual	$1,000.00	$962.60	0.54%	$2.63
Hypothetical 5% Annual Return	$1,000.00	$1,022.08	0.54%	$2.71
Index 500 Fund
Actual	$1,000.00	$1,030.30	0.35%	$1.76
Hypothetical 5% Annual Return	$1,000.00	$1,023.04	0.35%	$1.76
Mid Cap Growth Fund
Actual	$1,000.00	$1,131.00	1.00%	$5.28
Hypothetical 5% Annual Return	$1,000.00	$1,019.77	1.00%	$5.02
Mid Cap Value Fund
Actual	$1,000.00	$1,096.90	0.88%	$4.58
Hypothetical 5% Annual Return	$1,000.00	$1,020.33	0.88%	$4.42
Mid Core Value Fund
Actual	$1,000.00	$1,007.40	1.14%	$5.67
Hypothetical 5% Annual Return	$1,000.00	$1,019.07	1.14%	$5.72
SMID Cap Growth Fund
Actual	$1,000.00	$1,209.20	1.05%	$5.75
Hypothetical 5% Annual Return	$1,000.00	$1,019.52	1.05%	$5.27
SMID Cap Value Fund
Actual	$1,000.00	$1,105.90	1.14%	$5.95
Hypothetical 5% Annual Return	$1,000.00	$1,019.07	1.14%	$5.72
Small Cap Growth Fund
Actual	$1,000.00	$1,309.90	1.10%	$6.30
Hypothetical 5% Annual Return	$1,000.00	$1,019.27	1.10%	$5.52

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 1/1/09	Ending Value 6/30/09	Annualized Expense Ratio	Expenses Paid During Period*
Small Cap Value Fund
Actual	$1,000.00	$1,004.00	1.15%	$5.71
Hypothetical 5% Annual Return	$1,000.00	$1,019.02	1.15%	$5.77
Small Cap Index Fund
Actual	$1,000.00	$1,023.00	0.55%	$2.76
Hypothetical 5% Annual Return	$1,000.00	$1,022.03	0.55%	$2.76
Developed International Index Fund
Actual	$1,000.00	$1,056.20	0.59%	$3.01
Hypothetical 5% Annual Return	$1,000.00	$1,021.83	0.59%	$2.96
International Equity Fund
Actual	$1,000.00	$1,021.40	1.32%	$6.62
Hypothetical 5% Annual Return	$1,000.00	$1,018.17	1.32%	$6.63
Emerging Markets Equity Fund
Actual	$1,000.00	$1,282.10	1.58%	$8.94
Hypothetical 5% Annual Return	$1,000.00	$1,016.86	1.58%	$7.93
REIT Fund
Actual	$1,000.00	$887.10	1.15%	$5.38
Hypothetical 5% Annual Return	$1,000.00	$1,019.02	1.15%	$5.77
Aggressive Allocation Fund
Actual	$1,000.00	$1,053.20	0.33%	$1.68
Hypothetical 5% Annual Return	$1,000.00	$1,023.14	0.33%	$1.66
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,065.40	0.33%	$1.69
Hypothetical 5% Annual Return	$1,000.00	$1,023.14	0.33%	$1.66
Moderate Allocation Fund
Actual	$1,000.00	$1,049.20	0.33%	$1.68
Hypothetical 5% Annual Return	$1,000.00	$1,023.14	0.33%	$1.66
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,050.00	0.33%	$1.68
Hypothetical 5% Annual Return	$1,000.00	$1,023.14	0.33%	$1.66
Conservative Allocation Fund
Actual	$1,000.00	$1,039.80	0.33%	$1.67
Hypothetical 5% Annual Return	$1,000.00	$1,023.14	0.33%	$1.66

*  Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (181 days), then divided by 365.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 0.9%
Federal Home Loan Bank Bonds — 0.9%
5.000%, 09/18/09
(Cost $1,872,848)	$1,855	$1,872,848
CERTIFICATES OF DEPOSIT — 7.8%
Banks — 7.8%
Allegiance Bank of North America 1.000%, 06/25/10	250	250,000
Ally Bank 0.900%, 03/24/10	245	245,000
American Trust Bank 1.050%, 06/18/10	250	250,000
Bank of Dooly 1.000%, 06/25/10	250	250,000
Bank of Florida 1.200%, 05/28/10	100	99,955
Bank of India 1.050%, 05/26/10	250	249,909
Bank of North Georgia 1.100%, 06/24/10	245	245,000
Bank of the Carolinas Corp. 1.100%, 07/16/10	250	250,000
BankMeridian NA 1.050%, 06/22/10	250	250,000
Beal Bank
0.800%, 03/31/10	245	245,000
0.850%, 06/09/10	250	250,000
Black Mountain Community Bank 0.900%, 06/30/10	250	250,000
BNB Bank NA 1.100%, 06/25/10	250	250,000
Branch Banking & Trust Co. 1.000%, 07/08/10	245	245,000
Capital Bank Corp. 1.100%, 06/10/10	250	250,000
Cascade Bank 1.000%, 07/14/10	250	250,000
Cathay Bank 1.100%, 06/10/10	250	250,000
CIT Bank 1.150%, 05/28/10	250	250,227
Colonial Bank 1.200%, 05/27/10	250	250,000
Columbus Bank & Trust Co. 1.050%, 06/15/10	245	245,000
Commercial Bank 1.050%, 06/04/10	250	250,000
Community Bank & Trust 1.000%, 06/01/10	250	250,000
Community Bank of Florida, Inc. 1.000%, 05/20/10	100	99,911
Compass Bank 1.100%, 06/10/10	245	245,000
Conestoga Bank 1.100%, 06/24/10	245	245,000

	Par (000)	Value†
Banks — (continued)
Dallas City Bank 1.100%, 06/30/10	$250	$250,000
Desert Community Bank 1.100%, 06/11/10	250	250,000
Doral Bank 1.150%, 06/04/10	250	250,000
East - West Bank 1.000%, 06/11/10	245	245,000
Empire National Bank 0.950%, 06/30/10	250	250,000
First Carolina State Bank 0.950%, 07/09/10	250	250,000
First Chicago Bank & Trust 0.900%, 03/11/10	250	250,000
First Peoples Bank 1.100%, 07/01/10	250	250,000
FirstBank Puerto Rico 1.100%, 06/11/10	250	250,000
Flagship Community Bank 1.000%, 06/25/10	245	245,000
Gateway Bank of Florida 1.050%, 06/04/10	250	250,000
GE Capital Financial, Inc. 1.050%, 05/28/10	250	249,909
GE Money Bank 1.000%, 07/02/10	245	245,000
Grand South Bank 0.950%, 07/09/10	250	250,000
Great Florida Bank 1.100%, 06/11/10	245	245,000
Hanmi Financial Corp. 1.100%, 06/03/10	250	250,000
Heritage Bank 0.950%, 07/02/10	250	250,000
interState Net Bank 1.250%, 06/09/10	250	250,000
Lakeside Bank 0.900%, 06/29/10	250	250,000
Legacy National Bank 1.000%, 06/17/10	250	250,000
Mercantile Bank of Michigan 1.050%, 06/18/10	245	245,000
Meridian Bank 1.000%, 04/09/10	250	250,000
Merrick Bank 1.100%, 05/27/10	250	250,000
Metro Bank of Dade County 1.000%, 06/18/10	250	250,000
MidFirst Bank 1.050%, 05/27/10	250	249,910
Midwest Bank & Trust Co. 1.150%, 06/07/10	250	250,000
Norstates Bank 1.000%, 05/17/10	250	250,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value†
CERTIFICATES OF DEPOSIT — (continued)
Banks — (continued)
North Alabama Bank 1.000%, 06/30/10	$250	$250,000
North American Savings Bank FSB 1.100%, 06/10/10	245	245,000
Peninsula State Bank 1.000%, 04/23/10	250	250,000
Peoples Bank of Wisconsin 0.900%, 07/07/10	250	250,000
PlainsCapital Bank 1.050%, 06/24/10	245	245,000
PrivateBank & Trust Co. 1.150%, 06/03/10	250	250,000
Professional Business Bank 1.050%, 06/29/10	250	250,000
Proficio Bank 0.900%, 05/28/10	250	250,000
Queensborough National Bank & Trust Co. 1.000%, 06/10/10	250	250,000
Sallie Mae Bank 1.150%, 05/28/10	250	250,000
Sea Island Bank 1.000%, 06/24/10	245	245,000
Signature Bank 1.050%, 07/02/10	250	250,000
Sonabank NA 0.950%, 07/06/10	250	250,000
Sterling Bank 1.050%, 06/03/10	250	250,000
Sun West Bank 1.150%, 06/30/10	250	250,000
The Coastal Bank of Georgia 1.150%, 06/11/10	245	245,000
The National Bank of South Carolina 1.050%, 06/15/10	245	245,000
United Commercial Bank 1.000%, 06/10/10	250	250,000
Wilmington Trust Co. 1.000%, 06/24/10	245	245,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $17,359,821)		17,359,821
COMMERCIAL PAPER — 44.9%
Banks — 4.5%
Bank of America Corp.
0.600%, 08/19/09	1,879	1,877,466
0.600%, 08/21/09	584	583,504
BNP Paribas Bank 0.220%, 07/02/09	5,000	4,999,969
JP Morgan Chase & Co.
0.350%, 08/10/09	161	160,937
0.350%, 08/17/09	198	197,910
0.350%, 08/18/09	111	110,948
0.350%, 08/19/09	291	290,861
0.350%, 08/20/09	382	381,814
0.400%, 08/27/09	242	241,847

	Par (000)	Value†
Banks — (continued)
0.400%, 09/03/09	$162	$161,885
0.400%, 09/08/09	276	275,788
0.400%, 09/10/09	119	118,906
0.350%, 09/22/09	550	549,556
		9,951,391
Chemicals — 3.1%
BASF Aktiengesellschaf
0.400%, 07/07/09	1,000	999,933
0.470%, 07/07/09	1,000	999,922
0.750%, 07/13/09	2,000	1,999,500
1.100%, 08/04/09	3,000	2,996,883
		6,996,238
Diversified Financial Services — 5.6%
FPL Group Capital, Inc. 0.220%, 07/06/09	2,000	1,999,939
Nestle Financial International 0.200%, 07/06/09	1,500	1,499,958
Unilever Capital Corp. 0.200%, 08/10/09	500	499,889
United Parcel Service, Inc.
0.150%, 07/08/09	3,000	2,999,912
0.180%, 07/08/09	1,500	1,499,948
Universal Capital Management
0.210%, 07/07/09	2,000	1,999,930
0.210%, 08/10/09	2,000	1,999,533
		12,499,109
Electric — 4.3%
E ON AG
0.600%, 07/09/09	2,000	1,999,733
0.700%, 08/17/09	562	561,486
0.700%, 09/03/09	1,000	998,756
Electricite de France 0.250%, 07/20/09	4,000	3,999,472
Southern Co. 0.250%, 07/14/09	2,000	1,999,820
		9,559,267
Electrical Components & Equipment — 0.9%
Emerson Electric Co. 0.200%, 08/18/09	2,000	1,999,467
Food — 9.8%
Campbell Soup Co. 0.190%, 08/10/09	4,000	3,999,155
Coca-Cola Co.
0.280%, 07/13/09	4,000	3,999,627
0.280%, 07/20/09	5,000	4,999,261
Nestle Capital Corp. 0.700%, 02/16/10	4,000	3,982,111
Pepsi America, Inc. 0.250%, 07/02/09	1,500	1,499,990
Pepsi Bottling Group 0.100%, 07/01/09	375	375,000
Pepsico, Inc. 0.180%, 07/13/09	3,000	2,999,820
		21,854,964

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value†
COMMERCIAL PAPER — (continued)
Healthcare Products — 5.9%
Johnson & Johnson
0.200%, 09/09/09	$1,000	$999,611
0.250%, 10/27/09	2,000	1,998,361
Medtronic, Inc. 0.200%, 07/29/09	6,000	5,999,067
Procter & Gamble International 0.170%, 07/09/09	4,000	3,999,849
		12,996,888
Machinery — Diversified — 0.9%
John Deere 0.220%, 07/10/09	1,900	1,899,895
Oil & Gas — 3.2%
ConocoPhillips
0.500%, 07/07/09	1,000	999,917
0.520%, 07/07/09	1,000	999,914
0.550%, 07/07/09	1,000	999,908
0.550%, 07/10/09	2,000	1,999,725
Praxair, Inc. 0.340%, 07/21/09	2,000	1,999,622
		6,999,086
Pharmaceuticals — 5.4%
Abbott Laboratories 0.230%, 08/18/09	6,000	5,998,160
Pfizer, Inc.
0.270%, 11/03/09	4,000	3,996,250
0.550%, 02/08/10	2,000	1,993,217
		11,987,627
Telecommunications — 1.3%
Verizon Communication, Inc. 0.300%, 07/14/09	3,000	2,999,675
TOTAL COMMERCIAL PAPER (Cost $99,743,607)		99,743,607
CORPORATE BONDS — 14.6%
Biotechnology — 0.7%
Amgen, Inc. 4.000%, 11/18/09	1,500	1,511,724
Chemicals — 0.7%
E. I. Du Pont de Nemours & Co. 6.875%, 10/15/09	1,494	1,516,283
Computers — 2.2%
Electronic Data Systems Corp. 7.125%, 10/15/09	4,900	4,975,074
Cosmetics & Personal Care — 0.8%
Procter & Gamble International Funding SCA 144A @ 5.300%, 07/06/09	750	750,409
The Procter & Gamble Co. 6.875%, 09/15/09	919	930,196
		1,680,605

	Par (000)	Value†
Diversified Financial Services — 3.4%
John Deere Capital Corp. 4.400%, 07/15/09	$100	$100,104
National Rural Utilities Cooperative Finance Corp. 5.750%, 08/28/09	4,300	4,330,219
Pitney Bowes Global Financial Services LLC 8.550%, 09/15/09	3,000	3,044,678
		7,475,001
Food — 0.2%
Nestle Purina PetCare Co. 9.250%, 10/15/09	450	460,579
Insurance — 1.8%
Berkshire Hathaway Finance Corp. 4.125%, 01/15/10	4,000	4,050,453
Retail — 2.7%
Wal-Mart Stores, Inc. 6.875%, 08/10/09	5,930	5,967,239
Telecommunications — 2.1%
AT&T, Inc. 4.125%, 09/15/09	1,000	1,006,338
BellSouth Corp. 4.200%, 09/15/09	3,715	3,729,844
		4,736,182
TOTAL CORPORATE BONDS (Cost $32,373,140)		32,373,140
VARIABLE RATE DEMAND NOTES — 2.5%
Beverages — 1.6%
Coca-Cola Enterprises, Inc. 1.116%, 08/03/09•	3,500	3,498,427
Cosmetics & Personal Care — 0.2%
Procter & Gamble International Funding SCA 144A @ 1.176%, 07/06/09•	400	399,964
Miscellaneous Manufacturing — 0.3%
Honeywell International, Inc. 1.449%, 07/27/09•	650	649,756
Retail — 0.4%
Target Corp. 1.111%, 08/07/09•	1,000	997,075
TOTAL VARIABLE RATE DEMAND NOTES (Cost $5,545,222)		5,545,222

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MONEY MARKET FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 29.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	10,964,049	$10,964,049
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	10,961,168	10,961,168
BlackRock Liquidity Funds TempFund - Institutional Shares	10,942,427	10,942,427
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	10,816,989	10,816,989
Evergreen Institutional U.S. Government Money Market Fund - Institutional Shares	10,458,685	10,458,685
Evergreen Prime Cash Management Money Market Fund - Institutional Shares	10,964,984	10,964,984
TOTAL SHORT-TERM INVESTMENTS (Cost $65,108,302)		65,108,302
TOTAL INVESTMENTS — 100.0% (Cost $222,002,940)		$222,002,940

†  See Security Valuation Note.

•  Variable Rate Security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

LLC — Limited Liability Company.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 —7 days	$112,130,663	50.5%	50.5%
8 —4 days	10,998,355	5.0%	55.5%
15 —30 days	14,141,208	6.4%	61.9%
31 —60 days	30,361,076	13.7%	75.6%
61 —90 days	12,527,765	5.6%	81.2%
91 —120 days	12,946,547	5.8%	87.0%
121 —150 days	1,511,724	0.7%	87.7%
over 150 days	27,385,602	12.3%	100%
	$222,002,940	100.0%

Average Weighted Maturity — 62 days

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AGENCY OBLIGATION	$1,872,848	$—	$1,872,848	$—
CORPORATE BONDS	32,373,140	—	32,373,140	—
COMMERCIAL PAPER	99,743,607	—	99,743,607	—
SHORT-TERM INVESTMENTS	65,108,302	65,108,302	—	—
VARIABLE RATE DEMAND NOTES	5,545,222	—	5,545,222	—
CERTIFICATES OF DEPOSIT	17,359,821	—	17,359,821	—
TOTAL INVESTMENTS	$222,002,940	$65,108,302	$156,894,638	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

LIMITED MATURITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 7.5%
Federal Home Loan Mortgage Corporation — 2.9%
3.125%, 02/12/10	$2,500	$2,539,867
Federal National Mortgage Association — 4.6%
2.375%, 05/20/10	2,400	2,440,958
5.000%, 10/15/11	1,500	1,621,283
		4,062,241
TOTAL AGENCY OBLIGATIONS (Cost $6,444,867)		6,602,108
ASSET BACKED SECURITIES — 2.7%
Bear Stearns Mortgage Funding Trust
0.474%, 10/25/36•	570	85,150
Conseco Financial Corp.
7.650%, 04/15/19	200	174,439
7.250%, 09/15/26	58	58,201
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	1,117	872,670
6.965%, 01/15/27•	893	665,771
Equity One ABS, Inc.
4.145%, 04/25/34•	24	18,035
FMAC Loan Receivables Trust 144A @
6.850%, 09/15/19	122	124,193
Popular ABS Mortgage Pass-Through Trust
4.628%, 09/25/34•	47	39,440
SACO I, Inc. 144A @~
1.214%, 06/25/35•	941	290,949
TOTAL ASSET BACKED SECURITIES (Cost $3,573,962)		2,328,848
COMMERCIAL MORTGAGE BACKED SECURITIES — 4.8%
Bear Stearns Commercial Mortgage Securities
6.080%, 02/15/35	161	161,840
5.408%, 03/11/39•	1,030	1,006,891
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	172	171,872
4.545%, 01/15/42	1,500	1,369,910
LB-UBS Commercial Mortgage Trust
4.821%, 04/15/30	1,516	1,489,551
PNC Mortgage Acceptance Corp.
5.910%, 03/12/34	53	53,181
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $4,417,379)		4,253,245
CORPORATE BONDS — 13.9%
Banks — 12.2%
JPMorgan Chase & Co.
1.650%, 02/23/11	3,000	3,025,569
3.125%, 12/01/11	2,000	2,068,904
The Goldman Sachs Group, Inc.
1.700%, 03/15/11	3,000	3,027,318
1.625%, 07/15/11	2,500	2,513,590
		10,635,381

	Par (000)	Value†
Diversified Financial Services — 1.1%
BA Covered Bond Issuer 144A @
5.500%, 06/14/12	$1,000	$983,770
Food — 0.6%
General Mills, Inc.
5.650%, 09/10/12	500	533,603
TOTAL CORPORATE BONDS (Cost $12,094,369)		12,152,754
RESIDENTIAL MORTGAGE BACKED SECURITIES — 3.8%
Collateralized Mortgage Obligations — 0.9%
Countrywide Home Loan Mortgage Pass Through Trust
6.000%, 09/25/37	1,100	800,334
Fannie Mae Pool — 2.9%
5.191%, 12/01/33•	1,042	1,073,344
3.713%, 04/01/34•	508	517,796
5.994%, 07/01/36•	896	933,710
		2,524,850
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $3,546,804)		3,325,184
U.S. TREASURY OBLIGATIONS — 60.0%
U.S. Treasury Notes
2.125%, 04/30/10	6,700	6,791,864
2.625%, 05/31/10	6,000	6,116,016
5.125%, 06/30/11	6,000	6,472,032
4.625%, 12/31/11	2,700	2,918,109
3.625%, 12/31/12	6,000	6,360,936
4.250%, 08/15/13	6,500	7,027,618
3.125%, 08/31/13	3,000	3,108,048
1.875%, 04/30/14	8,000	7,763,120
4.250%, 11/15/14	5,500	5,922,812
TOTAL U.S. TREASURY OBLIGATIONS (Cost $51,797,272)		52,480,555
	Number of Shares
SHORT-TERM INVESTMENTS — 7.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	638	638
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1,879,392	1,879,392
BlackRock Liquidity Funds TempFund - Institutional Shares	1,164,940	1,164,940
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	3,324,612	3,324,612
Evergreen Institutional U.S. Government Money Market Fund - Institutional Shares	471	471
Evergreen Prime Cash Management Money Market Fund - Institutional Shares	7,809	7,809
TOTAL SHORT-TERM INVESTMENTS (Cost $6,377,862)		6,377,862
TOTAL INVESTMENTS — 100.0% (Cost $88,252,515)		$87,520,556

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

LIMITED MATURITY BOND FUND

†  See Security Valuation Note.

•  Variable Rate Security.

~  Fair valued security. The total market value of fair valued securities at June 30, 2009 is $290,949.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

LLC — Limited Liability Company.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$52,480,555	$—	$52,480,555	$—
AGENCY OBLIGATIONS	6,602,108	—	6,602,108	—
ASSET BACKED SECURITIES	2,328,848	—	2,328,848	—
COMMERCIAL MORTGAGE BACKED SECURITIES	4,253,245	—	4,253,245	—
CORPORATE BONDS	12,152,754	—	12,152,754	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	3,325,184	—	3,325,184	—
SHORT-TERM INVESTMENTS	6,377,862	6,377,862	—	—
TOTAL INVESTMENTS	$87,520,556	$6,377,862	$81,142,694	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

QUALITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 4.7%
Federal National Mortgage Association — 4.7%
3.250%, 04/09/13	$4,500	$4,672,314
5.000%, 04/15/15	6,750	7,391,102
TOTAL AGENCY OBLIGATIONS (Cost $11,458,974)		12,063,416
ASSET BACKED SECURITIES — 3.2%
Atherton Franchisee Loan Funding 144A @
7.230%, 04/15/12	599	561,458
Bear Stearns Mortgage Funding Trust
0.474%, 10/25/36•	1,139	170,299
Conseco Financial Corp.
7.240%, 11/15/28•	785	207,861
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	3,543	2,768,469
6.946%, 01/15/27•	1,787	1,331,542
FMAC Loan Receivables Trust 144A @
6.850%, 09/15/19	893	910,747
Railcar Leasing LLC 144A @~
7.125%, 01/15/13	1,239	1,263,398
SACO I, Inc. 144A @~
1.214%, 06/25/35•	2,823	872,849
TOTAL ASSET BACKED SECURITIES (Cost $11,412,227)		8,086,623
COMMERCIAL MORTGAGE BACKED SECURITIES — 6.3%
Bear Stearns Commercial Mortgage Securities
4.830%, 08/15/38	4,000	3,777,159
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	687	687,486
4.545%, 01/15/42	5,000	4,566,366
LB-UBS Commercial Mortgage Trust
4.821%, 04/15/30	2,274	2,234,327
Morgan Stanley Capital I
4.590%, 04/14/40	5,000	4,686,804
PNC Mortgage Acceptance Corp.
5.910%, 03/12/34	212	212,726
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $16,870,136)		16,164,868
CORPORATE BONDS — 17.4%
Agriculture — 0.8%
Altria Group, Inc.
9.250%, 08/06/19	1,000	1,122,911
Cargill, Inc. 144A @
6.125%, 09/15/36	1,000	855,580
		1,978,491
Banks — 5.6%
Bank of America Corp.
5.650%, 05/01/18	1,000	883,631

	Par (000)	Value†
Banks — (continued)
JPMorgan Chase & Co.
2.200%, 06/15/12	$4,000	$4,020,244
6.000%, 01/15/18	1,700	1,688,792
The Goldman Sachs Group Inc.
3.250%, 06/15/12	6,500	6,726,843
Wachovia Corp.
5.750%, 02/01/18	1,000	982,106
		14,301,616
Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc. 144A @
7.750%, 01/15/19	1,000	1,093,656
Biotechnology — 0.4%
Genentech, Inc.
5.250%, 07/15/35	1,000	931,639
Computers — 0.8%
Hewlett-Packard Co.
6.125%, 03/01/14	1,000	1,102,275
International Business Machines Corp.
6.500%, 01/15/28	1,000	1,077,633
		2,179,908
Cosmetics & Personal Care — 0.4%
Procter & Gamble Co.
4.600%, 01/15/14	1,000	1,051,682
Diversified Financial Services — 0.6%
General Electric Capital Corp.
6.150%, 08/07/37	1,000	823,710
5.875%, 01/14/38	1,000	791,387
		1,615,097
Electric — 2.3%
Carolina Power & Light Co.
5.300%, 01/15/19	1,000	1,043,993
Commonwealth Edison Co.
6.150%, 09/15/17	500	519,451
Consumers Energy Co.
6.125%, 03/15/19	1,000	1,046,296
Enel Finance International SA 144A @
6.250%, 09/15/17	1,000	1,044,074
Oklahoma Gas & Electric Co.
6.350%, 09/01/18	1,000	1,062,542
Pacificorp
6.250%, 10/15/37	1,000	1,089,656
		5,806,012
Environmental Control — 0.4%
Allied Waste North America, Inc.
6.875%, 06/01/17	1,000	990,000
Food — 0.6%
Kraft Foods, Inc.
6.750%, 02/19/14	500	548,385
Sysco Corp.
5.375%, 03/17/19	1,000	1,027,137
		1,575,522

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

QUALITY BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Gas — 0.3%
Nakilat, Inc. 144A @
6.067%, 12/31/33	$1,000	$792,580
Healthcare Products — 0.4%
Covidien International Finance SA
6.000%, 10/15/17	1,000	1,063,448
Insurance — 0.2%
AXA SA 144A @
6.379%, 12/14/49•	1,000	640,000
Media — 0.9%
Comcast Cable Holdings LLC
9.875%, 06/15/22	1,000	1,204,706
Time Warner Cable, Inc.
8.250%, 04/01/19	1,000	1,134,617
		2,339,323
Miscellaneous Manufacturing — 0.4%
Siemens Financieringsmaatschappij NV 144A @
6.125%, 08/17/26	1,000	1,017,150
Pharmaceuticals — 1.3%
GlaxoSmithKline Capital, Inc.
5.375%, 04/15/34	1,000	946,914
Merck & Co., Inc.
6.400%, 03/01/28	1,000	1,084,076
Pfizer, Inc.
7.200%, 03/15/39	1,000	1,187,411
		3,218,401
Pipelines — 0.7%
DCP Midstream LLC 144A @
6.750%, 09/15/37	1,000	830,741
Kinder Morgan Energy Partners LP
6.850%, 02/15/20	1,000	1,025,012
		1,855,753
Software — 0.4%
Fiserv, Inc.
6.800%, 11/20/17	1,000	1,011,323
Telecommunications — 0.5%
Verizon Wireless Capital LLC 144A @
8.500%, 11/15/18	1,000	1,195,093
TOTAL CORPORATE BONDS (Cost $44,038,788)		44,656,694
RESIDENTIAL MORTGAGE BACKED SECURITIES — 37.8%
Collateralized Mortgage Obligations — 3.3%
Countrywide Home Loan Mortgage Pass Through Trust
6.000%, 09/25/37	3,600	2,619,275
Freddie Mac REMICs
6.000%, 02/15/32	2,685	2,745,751

	Par (000)	Value†
Collateralized Mortgage Obligations — (continued)
National City Mortgage Capital Trust 6.000%, 03/25/38	$3,632	$3,141,317
		8,506,343
Fannie Mae Pool — 17.8%
4.500%, 03/01/23	80	81,509
4.500%, 03/01/23	342	349,895
4.500%, 04/01/23	202	206,326
4.500%, 04/01/23	63	64,109
4.500%, 04/01/23	45	46,119
4.500%, 05/01/23	194	198,101
4.500%, 05/01/23	22	22,804
4.500%, 06/01/23	605	618,669
4.500%, 06/01/23	740	756,396
4.500%, 07/01/23	594	606,559
4.500%, 07/01/23	75	76,490
4.500%, 07/01/23	736	751,985
4.500%, 07/01/23	116	118,398
5.000%, 07/01/23	5,292	5,483,745
4.500%, 08/01/23	275	280,666
4.500%, 08/01/23	848	866,726
4.500%, 08/01/23	490	500,450
3.500%, 04/01/34•	1,524	1,553,389
5.994%, 07/01/36•	2,986	3,112,366
5.876%, 08/01/36•	2,317	2,423,936
5.631%, 12/01/36•	3,051	3,212,138
6.214%, 05/01/37•	1,925	2,024,081
5.500%, 06/01/38	13,159	13,601,060
5.500%, 07/01/38	3,914	4,045,532
5.554%, 09/01/38•	4,362	4,552,946
		45,554,395
Freddie Mac Non Gold Pool — 1.0%
5.722%, 08/01/37•	2,464	2,590,369
Ginnie Mae Pool — 15.7%
6.000%, 10/15/38	4,136	4,313,966
6.000%, 10/15/38	4,664	4,863,935
4.000%, 04/15/39	16,123	15,557,023
4.000%, 06/15/39	16,000	15,438,181
9.000%, 10/15/30	9	9,860
9.000%, 11/15/30	25	28,205
9.000%, 11/15/30	16	17,576
		40,228,746
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $96,360,272)		96,879,853
U.S. TREASURY OBLIGATIONS — 19.4%
U.S. Treasury Bond
8.875%, 08/15/17	6,500	8,984,729
4.500%, 05/15/38	2,820	2,911,210
3.500%, 02/15/39	900	778,221

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

QUALITY BOND FUND

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — (continued)
U.S. Treasury Note
1.750%, 01/31/14	$7,000	$6,803,160
1.875%, 02/28/14	7,000	6,818,980
4.000%, 02/15/15	17,500	18,592,385
3.125%, 05/15/19	5,100	4,932,669
TOTAL U.S. TREASURY OBLIGATIONS (Cost $49,982,346)		49,821,354
	Number of Shares
SHORT-TERM INVESTMENTS — 11.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	12,877	12,877
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	11,468,639	11,468,639
BlackRock Liquidity Funds TempFund - Institutional Shares	5,107,124	5,107,124
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	12,132,952	12,132,952
TOTAL SHORT-TERM INVESTMENTS (Cost $28,721,592)		28,721,592
TOTAL INVESTMENTS — 100.0% (Cost $258,844,335)		$256,394,400

†  See Security Valuation Note.

•  Variable Rate Security.

~  Fair valued security. The total market value of fair valued securities at June 30, 2009 is $2,136,247.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

LLC — Limited Liability Company.

LP — Limited Partnership.

REMICS — Real Estate Mortgage Investment Conduits.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$49,821,354	$—	$49,821,354	$—
AGENCY OBLIGATIONS	12,063,416	—	12,063,416	—
ASSET BACKED SECURITIES	8,086,623	—	8,086,623	—
COMMERCIAL MORTGAGE BACKED SECURITIES	16,164,868	—	16,164,868	—
CORPORATE BONDS	44,656,694	—	44,656,694	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	96,879,853	—	96,879,853	—
SHORT-TERM INVESTMENTS	28,721,592	28,721,592	—	—
TOTAL INVESTMENTS	$256,394,400	$28,721,592	$227,672,808	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

HIGH YIELD BOND FUND

	Number of Shares	Value†
COMMON STOCKS — 2.3%
Apparel — 0.0%
Anvil Holdings, Inc.^*	831	$1,039
Banks — 0.6%
Bank of America Corp.	21,059	277,979
JPMorgan Chase & Co.	2,250	76,747
The Goldman Sachs Group, Inc.	800	117,952
		472,678
Chemicals — 0.1%
Huntsman Corp.	14,875	74,821
Electrical Components & Equipment — 0.2%
General Cable Corp.*	3,400	127,772
Entertainment — 0.0%
Lakes Entertainment, Inc.*	12,500	36,375
Food — 0.3%
B&G Foods, Inc.	14,250	206,767
Great Atlantic & Pacific Tea Co.*	198	842
		207,609
Media — 0.1%
Sirius XM Radio, Inc.*	197,200	84,796
Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc.	1,500	75,165
Oil & Gas Services — 0.1%
Complete Production Services, Inc.*	15,350	97,626
Packaging and Containers — 0.1%
BWAY Holding Co.*	5,900	103,427
Telecommunications — 0.7%
GeoEye, Inc.^*	3,277	77,206
Loral Space & Communications, Inc.*	6,163	158,698
MetroPCS Communications, Inc.*	6,400	85,184
Sprint Nextel Corp.*	38,500	185,185
		506,273
TOTAL COMMON STOCKS (Cost $2,415,147)		1,787,581
PREFERRED STOCKS — 0.8%
Media — 0.1%
Spanish Broadcasting System, Inc. PIK^~	182	46,072
Telecommunications — 0.7%
Lucent Technologies Capital Trust I CONV	975	594,750
TOTAL PREFERRED STOCKS (Cost $917,674)		640,822
	Par (000)
CORPORATE BONDS — 93.2%
Advertising — 1.6%
Affinity Group, Inc. PIK 10.875%, 02/15/12	$22	8,654

	Par (000)	Value†
Advertising — (continued)
Interpublic Group of Cos, Inc. 144A @ 10.000%, 07/15/17	$125	$125,938
Lamar Media Corp. 9.750%, 04/01/14 144A @	100	103,375
6.625%, 08/15/15	150	131,250
6.625%, 08/15/15	150	126,750
Visant Corp. 7.625%, 10/01/12	175	174,562
Visant Holding Corp. STEP 10.250%, 12/01/13	550	545,875
		1,216,404
Aerospace & Defense — 1.5%
BE Aerospace, Inc. 8.500%, 07/01/18	150	141,375
GenCorp, Inc. 9.500%, 08/15/13	600	444,000
L-3 Communications Corp. 6.375%, 10/15/15	250	226,875
TransDigm, Inc. 7.750%, 07/15/14	200	190,000
Vought Aircraft Industries, Inc. 8.000%, 07/15/11	225	140,625
		1,142,875
Agriculture — 0.3%
Alliance One International, Inc. 12.750%, 11/15/12	125	131,563
10.000%, 07/15/16 144A @	100	94,750
		226,313
Airlines — 0.8%
Airtran Holdings, Inc. CONV 7.000%, 07/01/23	140	133,700
American Airlines Pass Through Trust 2001-02 7.858%, 10/01/11	225	210,938
Delta Air Lines, Inc. 7.570%, 11/18/10	225	214,875
JetBlue Airways Corp. CONV 3.750%, 03/15/35	100	95,750
		655,263
Auto Parts & Equipment — 2.1%
Allison Transmission, Inc. PIK 144A @ 11.250%, 11/01/15	450	315,000
Commercial Vehicle Group, Inc. 8.000%, 07/01/13	225	128,250
Cooper-Standard Automotive, Inc. 8.375%, 12/15/14	250	15,000
Tenneco, Inc. 8.625%, 11/15/14	325	234,000
8.125%, 11/15/15	150	118,500
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11	235	231,475
10.500%, 05/15/16	500	505,000
TRW Automotive, Inc. 144A @ 7.000%, 03/15/14	50	36,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Parts & Equipment — (continued)
United Components, Inc. 9.375%, 06/15/13	$100	$63,500
		1,646,725
Banks — 0.8%
FBOP Corp. 144A @§~ 10.000%, 01/15/10	150	1,695
GMAC, Inc. 7.750%, 01/19/10 144A @	75	73,125
6.875%, 09/15/11 144A @	175	153,125
6.875%, 09/15/11	175	150,470
8.000%, 11/01/31 144A @	300	210,000
SVB Financial Group CONV 144A @ 3.875%, 04/15/11	75	67,313
		655,728
Building Materials — 0.9%
AMH Holdings, Inc. STEP 11.250%, 03/01/14	125	55,000
Gibraltar Industries, Inc. 8.000%, 12/01/15	450	337,500
Texas Industries, Inc. 7.250%, 07/15/13	275	246,813
U.S. Concrete, Inc. 8.375%, 04/01/14	100	65,500
		704,813
Chemicals — 0.5%
Ashland, Inc. 144A @ 9.125%, 06/01/17	125	130,000
Huntsman Co. LLC 11.625%, 10/15/10	25	25,625
Huntsman International LLC 7.875%, 11/15/14	100	79,250
PolyOne Corp. 8.875%, 05/01/12	150	126,000
		360,875
Coal — 1.4%
Arch Western Finance LLC 6.750%, 07/01/13	175	159,687
Foundation PA Coal Co. LLC 7.250%, 08/01/14	425	416,500
International Coal Group, Inc. 10.250%, 07/15/14	225	158,625
Peabody Energy Corp. 7.375%, 11/01/16	300	283,500
4.750%, 12/15/41 CONV	100	71,875
		1,090,187
Commercial Services — 3.9%
ARAMARK Corp. 5.000%, 06/01/12	200	181,000
4.528%, 02/01/15•	275	223,437
Deluxe Corp. 7.375%, 06/01/15	300	240,000

	Par (000)	Value†
Commercial Services — (continued)
Education Management LLC 8.750%, 06/01/14	$125	$121,250
10.250%, 06/01/16	150	146,625
FTI Consulting, Inc. 7.625%, 06/15/13	200	194,500
7.750%, 10/01/16	225	214,875
H&E Equipment Services, Inc. 8.375%, 07/15/16	225	180,563
iPayment, Inc. 9.750%, 05/15/14	225	121,500
Mac-Gray Corp. 7.625%, 08/15/15	300	285,375
RSC Equipment Rental, Inc. 144A @ 10.000%, 07/15/17	175	175,000
Sunstate Equipment Co. LLC 144A @ 10.500%, 04/01/13	225	157,500
The Hertz Corp. 10.500%, 01/01/16	200	178,000
Ticketmaster Entertainment, Inc. 144A @ 10.750%, 07/28/16	150	133,500
United Rentals North America, Inc. 144A @ 10.875%, 06/15/16	250	240,000
Valassis Communications, Inc. 8.250%, 03/01/15	325	234,406
		3,027,531
Computers — 1.0%
Seagate Technology HDD Holdings 6.375%, 10/01/11	125	119,531
Seagate Technology International 144A @ 10.000%, 05/01/14	200	206,250
Sungard Data Systems, Inc. 9.125%, 08/15/13	400	378,000
10.625%, 05/15/15 144A @	75	73,500
10.250%, 08/15/15	25	23,094
		800,375
Distribution & Wholesale — 1.6%
ACE Hardware Corp. 144A @ 9.125%, 06/01/16	425	417,562
KAR Holdings, Inc. 5.028%, 05/01/14•	125	94,062
10.000%, 05/01/15	475	389,500
Nebraska Book Co., Inc. 8.625%, 03/15/12	325	234,000
WESCO International, Inc. CONV 2.625%, 10/15/25	26	24,408
1.750%, 11/15/26	68	56,355
		1,215,887
Diversified Financial Services — 5.6%
AAC Group Holding Corp. STEP 144A @ 10.250%, 10/01/12	100	72,500
CIT Group, Inc. 4.750%, 12/15/10	225	176,627

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — (continued)
E*TRADE Financial Corp. 8.000%, 06/15/11	$100	$117,000
7.375%, 09/15/13	250	201,250
12.500%, 11/30/17 PIK	669	742,564
Ford Motor Credit Co. LLC 7.875%, 06/15/10	450	427,439
9.750%, 09/15/10	275	263,421
Fresenius US Finance II, Inc. 144A @ 9.000%, 07/15/15	75	78,188
Icahn Enterprises LP 7.125%, 02/15/13	275	248,187
4.000%, 08/15/13 CONV 144A @•	223	157,215
iPayment Investors LP PIK 144A @ 12.750%, 07/15/14	239	154,360
Lazard Group LLC 7.125%, 05/15/15	175	160,780
Nuveen Investments, Inc. 5.000%, 09/15/10	75	68,625
5.500%, 09/15/15	450	227,250
10.500%, 11/15/15 144A @	225	155,250
Pinnacle Foods Finance LLC 10.625%, 04/01/17	75	63,375
Sears Roebuck Acceptance Corp. 7.000%, 02/01/11	100	97,000
6.750%, 08/15/11	75	73,500
SLM Corp. 1.232%, 07/27/09•	175	174,255
5.450%, 04/25/11	350	322,000
5.375%, 05/15/14	25	20,093
Smurfit Kappa Funding Plc 7.750%, 04/01/15	100	77,250
The NASDAQ OMX Group, Inc. CONV 2.500%, 08/15/13	105	86,100
UCI Holdco, Inc. PIK 8.629%, 12/15/13	231	50,716
Vanguard Health Holding Co. I LLC STEP 12.924%, 10/01/15+	150	146,250
Ventas Realty LP 6.500%, 06/01/16	25	22,406
		4,383,601
Electric — 6.0%
Energy Future Holdings Corp. 10.875%, 11/01/17	675	492,750
11.250%, 11/01/17 PIK	742	452,620
Mirant Americas Generation LLC 8.300%, 05/01/11	250	249,375
Mirant North America LLC 7.375%, 12/31/13	375	360,000
Nisource Finance Corp. 7.875%, 11/15/10	50	51,644
10.750%, 03/15/16	475	526,869
NRG Energy, Inc. 7.250%, 02/01/14	100	97,000
7.375%, 02/01/16	250	236,562
7.375%, 01/15/17	300	282,750

	Par (000)	Value†
Electric — (continued)
NV Energy, Inc. 7.803%, 06/15/12	$25	$24,834
PNM Resources, Inc. 9.250%, 05/15/15	250	231,562
RRI Energy, Inc. 7.625%, 06/15/14	275	251,625
6.750%, 12/15/14	114	109,868
7.875%, 06/15/17	375	335,625
Texas Competitive Electric Holdings Co. LLC PIK 10.500%, 11/01/16	264	121,469
The AES Corp. 9.375%, 09/15/10	200	202,000
8.875%, 02/15/11	300	304,500
7.750%, 03/01/14	25	23,688
9.750%, 04/15/16 144A @	350	354,375
		4,709,116
Electrical Components & Equipment — 0.2%
Anixter International, Inc. 10.000%, 03/15/14	125	124,375
Belden, Inc. 7.000%, 03/15/17	25	22,125
		146,500
Electronics — 0.2%
Flextronics International Ltd. 6.500%, 05/15/13	75	72,188
6.250%, 11/15/14	100	93,500
		165,688
Engineering & Construction — 0.6%
Dycom Industries, Inc. 8.125%, 10/15/15	175	147,000
Esco Corp. 144A @ 4.504%, 12/15/13•	100	78,125
8.625%, 12/15/13	325	281,125
		506,250
Entertainment — 2.2%
AMC Entertainment, Inc. 144A @ 8.750%, 06/01/19	200	188,000
Cinemark USA, Inc. 144A @ 8.625%, 06/15/19	125	123,437
Isle of Capri Casinos, Inc. 7.000%, 03/01/14	154	123,970
Lions Gate Entertainment Corp. CONV 2.938%, 10/15/24	58	46,400
Penn National Gaming, Inc. 6.750%, 03/01/15	200	182,000
Pinnacle Entertainment, Inc. 8.250%, 03/15/12	175	174,125
7.500%, 06/15/15	200	171,000
Pokagon Gaming Authority 144A @ 10.375%, 06/15/14	350	343,000
Shingle Springs Tribal Gaming Authority 144A @ 9.375%, 06/15/15	375	225,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Entertainment — (continued)
Speedway Motorsports, Inc. 6.750%, 06/01/13	$50	$48,000
8.750%, 06/01/16 144A @	100	101,250
		1,726,182
Environmental Control — 1.1%
Allied Waste North America, Inc. 7.875%, 04/15/13	225	229,500
7.250%, 03/15/15	250	253,750
Casella Waste Systems, Inc. 9.750%, 02/01/13	400	360,000
		843,250
Food — 2.2%
B&G Foods, Inc. 8.000%, 10/01/11	275	272,938
Del Monte Corp. 8.625%, 12/15/12	275	278,437
Dole Food Co., Inc. 7.250%, 06/15/10	150	147,750
13.875%, 03/15/14 144A @	125	137,500
Ingles Markets, Inc. 144A @ 8.875%, 05/15/17	150	147,750
JBS USA LLC 144A @ 11.625%, 05/01/14	125	118,125
SUPERVALU, Inc. 8.000%, 05/01/16	150	145,500
Tyson Foods, Inc. 8.250%, 10/01/11	175	179,371
10.500%, 03/01/14 144A @	250	271,250
		1,698,621
Forest Products & Paper — 1.8%
Boise Cascade LLC 7.125%, 10/15/14	270	142,425
Cellu Tissue Holdings, Inc. 144A @ 11.500%, 06/01/14	125	122,812
Clearwater Paper Corp. 144A @ 10.625%, 06/15/16	100	102,000
Domtar Corp. 5.375%, 12/01/13	75	62,250
7.125%, 08/15/15	250	208,750
9.500%, 08/01/16	25	21,500
Georgia-Pacific LLC 8.125%, 05/15/11	150	150,000
7.000%, 01/15/15 144A @	150	140,250
7.700%, 06/15/15	200	187,000
8.250%, 05/01/16 144A @	75	72,750
International Paper Co. 9.375%, 05/15/19	75	76,452
NewPage Corp. 10.000%, 05/01/12	175	84,000
		1,370,189
Healthcare Products — 1.1%
Bausch & Lomb, Inc. 9.875%, 11/01/15	175	167,125

	Par (000)	Value†
Healthcare Products — (continued)
Biomet, Inc. 11.625%, 10/15/17	$500	$490,000
Boston Scientific Corp. 6.000%, 06/15/11	50	49,875
Universal Hospital Services, Inc. 4.635%, 06/01/15•	125	100,625
8.500%, 06/01/15 PIK	50	47,125
		854,750
Healthcare Services — 4.6%
Centene Corp. 7.250%, 04/01/14	200	183,500
Community Health Systems, Inc. 8.875%, 07/15/15	375	367,500
CRC Health Corp. 10.750%, 02/01/16	100	67,000
DaVita, Inc. 6.625%, 03/15/13	175	164,937
7.250%, 03/15/15	150	141,000
HCA, Inc. 9.250%, 11/15/16	500	492,500
9.625%, 11/15/16 PIK	184	182,160
9.875%, 02/15/17 144A @	175	176,750
8.500%, 04/15/19 144A @	375	367,500
Health Management Associates, Inc. 6.125%, 04/15/16	250	214,375
HealthSouth Corp. 10.750%, 06/15/16	200	201,000
IASIS Healthcare LLC 8.750%, 06/15/14	125	122,500
Symbion, Inc. PIK 11.000%, 08/23/15	136	88,948
Tenet Healthcare Corp. 6.500%, 06/01/12	75	74,309
U.S. Oncology Holdings, Inc. PIK 6.904%, 03/15/12	216	181,980
U.S. Oncology, Inc. 9.000%, 08/15/12	100	102,250
10.750%, 08/15/14	100	99,000
9.125%, 08/15/17 144A @	75	74,438
United Surgical Partners International, Inc. 8.875%, 05/01/17	150	136,500
Vanguard Health Holding Co. II LLC 9.000%, 10/01/14	175	167,562
		3,605,709
Home Builders — 0.3%
D.R. Horton, Inc. 2.000%, 05/15/14	101	96,455
K. Hovnanian Enterprises, Inc. 11.500%, 05/01/13	175	151,375
		247,830
Household Products & Wares — 0.2%
Yankee Acquisition Corp. 8.500%, 02/15/15	175	147,438

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Insurance — 0.8%
HUB International Holdings, Inc. 144A @ 9.000%, 12/15/14	$250	$204,062
10.250%, 06/15/15	475	349,719
USI Holdings Corp. 144A @ 9.750%, 05/15/15	125	83,750
		637,531
Internet — 0.1%
Terremark Worldwide, Inc. 144A @ 12.000%, 06/15/17	125	120,000
Iron & Steel — 1.3%
Metals USA Holdings Corp. PIK 8.208%, 07/01/12	26	15,700
Reliance Steel & Aluminum Co. 6.200%, 11/15/16	225	182,483
Ryerson, Inc. 12.000%, 11/01/15	225	183,375
Steel Dynamics, Inc. 7.375%, 11/01/12	225	213,187
5.125%, 06/15/14	66	72,600
6.750%, 04/01/15	150	133,500
Tube City IMS Corp. 9.750%, 02/01/15	300	183,750
		984,595
Leisure Time — 0.3%
Leslie's Poolmart 7.750%, 02/01/13	275	261,938
Lodging — 2.8%
Ameristar Casinos, Inc. 144A @ 9.250%, 06/01/14	275	280,500
Gaylord Entertainment Co. 8.000%, 11/15/13	125	106,562
6.750%, 11/15/14	350	261,625
Harrah's Operating Co., Inc. 144A @ 10.000%, 12/15/15	62	37,820
Harrahs Operating Escrow LLC 144A @ 11.250%, 06/01/17	225	212,625
Little Traverse Bay Bands of Odawa Indians 144A @ 10.250%, 02/15/14	50	21,000
MGM Mirage 8.500%, 09/15/10	175	158,812
13.000%, 11/15/13 144A @	150	164,250
10.375%, 05/15/14 144A @	25	25,938
11.125%, 11/15/17 144A @	225	238,500
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 10/15/14	225	211,500
Wynn Las Vegas LLC 6.625%, 12/01/14	525	462,000
		2,181,132
Machinery — Diversified — 0.5%
Columbus Mckinnon Corp. 8.875%, 11/01/13	300	300,375

	Par (000)	Value†
Machinery — Diversified — (continued)
The Manitowoc Co., Inc. 7.125%, 11/01/13	$75	$55,406
		355,781
Media — 7.2%
Cengage Learning Acquisitions, Inc. 144A @ 10.500%, 01/15/15	100	81,000
13.250%, 07/15/15 STEP+	200	146,000
Charter Communications Operating LLC 144A @§ 10.875%, 09/15/14	125	129,375
CSC Holdings, Inc. 7.625%, 04/01/11	50	49,500
8.500%, 04/15/14 144A @	275	272,594
7.625%, 07/15/18	150	138,938
8.625%, 02/15/19 144A @	275	267,437
DirecTV Holdings LLC 6.375%, 06/15/15	100	92,500
7.625%, 05/15/16	325	316,062
DISH DBS Corp. 6.375%, 10/01/11	175	169,750
6.625%, 10/01/14	275	253,687
7.750%, 05/31/15	25	23,813
ION Media Networks, Inc. CONV^§ 11.000%, 07/31/13	1	0
Kabel Deutschland GmbH 10.625%, 07/01/14	200	206,250
Lighthouse International Co. SA 144A @ 8.000%, 04/30/14	275	179,391
Local Insight Regatta Holdings, Inc. 11.000%, 12/01/17	310	82,150
Mediacom Broadband LLC 8.500%, 10/15/15	250	225,000
Nexstar Broadcasting, Inc. 7.000%, 01/15/14	43	15,803
7.000%, 01/15/14 PIK 144A @	131	37,285
Nexstar Finance Holdings LLC STEP 11.375%, 04/01/13	96	34,755
Nielsen Finance LLC 11.625%, 02/01/14 144A @	175	173,687
10.000%, 08/01/14	125	118,281
11.500%, 05/01/16 144A @	25	24,313
19.318%, 08/01/16 STEP+	325	208,812
Rainbow National Services LLC 144A @ 8.750%, 09/01/12	75	75,563
Sinclair Broadcast Group, Inc. CONV 3.000%, 05/15/27	325	274,625
Sinclair Television Group, Inc. 8.000%, 03/15/12	186	124,620
Sirius XM Radio, Inc. 9.625%, 08/01/13	100	73,750
Time Warner, Inc. 5.500%, 11/15/11	125	129,085
Univision Communications, Inc. 7.850%, 07/15/11	250	246,250
12.000%, 07/01/14 144A @	175	171,938
9.750%, 03/15/15 PIK 144A @	550	320,375

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
Viacom, Inc. 5.750%, 04/30/11	$75	$76,782
Videotron LTEE 6.875%, 01/15/14	300	277,500
6.375%, 12/15/15	75	67,219
9.125%, 04/15/18	25	25,406
XM Satellite Radio Holdings, Inc. 144A @ 13.000%, 08/01/13	500	406,875
XM Satellite Radio, Inc. 144A @ 11.250%, 06/15/13	100	99,250
		5,615,621
Metal Fabricate/Hardware — 0.3%
Metals USA, Inc. 11.125%, 12/01/15	250	205,313
Mining — 1.8%
Freeport-McMoRan Copper & Gold, Inc. 8.250%, 04/01/15	250	252,500
8.375%, 04/01/17	250	251,875
Novelis, Inc. 7.250%, 02/15/15	225	171,000
Teck Resources Ltd. 144A @ 9.750%, 05/15/14	225	232,875
10.250%, 05/15/16	225	235,687
10.750%, 05/15/19	225	241,875
		1,385,812
Miscellaneous Manufacturing — 1.5%
AGY Holding Corp. 11.000%, 11/15/14	125	98,437
American Railcar Industries, Inc. 7.500%, 03/01/14	175	152,687
Bombardier, Inc. 144A @ 6.750%, 05/01/12	50	47,000
6.300%, 05/01/14	200	175,000
8.000%, 11/15/14	50	47,063
7.450%, 05/01/34	150	114,000
Koppers Holdings, Inc. STEP 13.038%, 11/15/14+	450	403,875
Koppers, Inc. 9.875%, 10/15/13	100	98,500
		1,136,562
Oil & Gas — 6.4%
Berry Petroleum Co. 10.250%, 06/01/14	125	126,250
Bill Barrett Corp. 9.875%, 07/15/16 144A @	150	144,851
5.000%, 03/15/28 CONV	100	90,625
Chesapeake Energy Corp. 9.500%, 02/15/15	475	478,562
Compton Petroleum Finance Corp. 7.625%, 12/01/13	350	194,250
Connacher Oil and Gas Ltd. 144A @ 11.750%, 07/15/14	100	96,500
10.250%, 12/15/15	475	287,375

	Par (000)	Value†
Oil & Gas — (continued)
Denbury Resources, Inc. 9.750%, 03/01/16	$175	$179,812
Encore Acquisition Co. 6.250%, 04/15/14	50	43,000
9.500%, 05/01/16	75	73,875
7.250%, 12/01/17	200	171,500
Forest Oil Corp. 8.500%, 02/15/14 144A @	100	98,250
7.250%, 06/15/19	300	268,500
Hercules Offshore, Inc. CONV STEP 144A @ 3.375%, 06/01/38	55	33,894
Hilcorp Energy I LP 144A @ 7.750%, 11/01/15	400	338,000
Mariner Energy, Inc. 11.750%, 06/30/16	150	149,250
OPTI Canada, Inc. 7.875%, 12/15/14	300	194,250
8.250%, 12/15/14	425	280,500
Penn Virginia Corp. 10.375%, 06/15/16	100	101,750
PetroHawk Energy Corp. 9.125%, 07/15/13	300	298,500
10.500%, 08/01/14 144A @	150	153,375
7.875%, 06/01/15	50	46,250
Plains Exploration & Production Co. 7.000%, 03/15/17	100	87,500
Quicksilver Resources, Inc. 8.250%, 08/01/15	125	111,250
11.750%, 01/01/16	150	155,250
Range Resources Corp. 7.375%, 07/15/13	25	24,531
6.375%, 03/15/15	200	184,250
7.500%, 05/15/16	100	96,000
SandRidge Energy, Inc. 8.625%, 04/01/15 PIK	75	67,313
8.000%, 06/01/18 144A @	300	256,500
Tesoro Corp. 9.750%, 06/01/19	125	123,438
		4,955,151
Oil & Gas Services — 1.3%
Cie Generale de Geophysique-Veritas 7.500%, 05/15/15	25	22,937
9.500%, 05/15/16 144A @	50	49,875
7.750%, 05/15/17	450	409,500
Complete Production Services, Inc. 8.000%, 12/15/16	450	384,750
Helix Energy Solutions Group, Inc. CONV 3.250%, 12/15/25	187	141,185
		1,008,247
Packaging and Containers — 2.6%
Ball Corp. 6.875%, 12/15/12	75	74,438
BWAY Corp. 144A @ 10.000%, 04/15/14	275	274,312

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Packaging and Containers — (continued)
Clondalkin Acquisition BV 144A @ 2.629%, 12/15/13•	$275	$188,375
Crown Americas LLC 7.625%, 11/15/13	175	170,625
7.750%, 11/15/15	50	48,875
7.625%, 05/15/17 144A @	100	96,500
Graham Packaging Co. LP 9.875%, 10/15/14	275	255,750
Graphic Packaging International, Inc. 8.500%, 08/15/11	88	87,120
9.500%, 08/15/13	50	47,750
9.500%, 06/15/17 144A @	100	98,500
Plastipak Holdings, Inc. 144A @ 8.500%, 12/15/15	225	201,656
Rock-Tenn Co. 8.200%, 08/15/11	125	126,563
9.250%, 03/15/16	125	127,187
Sealed Air Corp. 144A @ 7.875%, 06/15/17	100	99,108
Solo Cup Co. 8.500%, 02/15/14	150	123,000
		2,019,759
Pharmaceuticals — 0.2%
Omnicare, Inc. 6.750%, 12/15/13	25	22,500
6.875%, 12/15/15	50	45,125
Valeant Pharmaceuticals International 144A @ 8.375%, 06/15/16	75	74,438
		142,063
Pipelines — 2.2%
Copano Energy LLC 8.125%, 03/01/16	275	258,500
Dynegy Holdings, Inc. 7.500%, 06/01/15	250	208,437
7.750%, 06/01/19	625	486,719
El Paso Corp. 12.000%, 12/12/13	400	440,000
8.250%, 02/15/16	100	97,250
Kinder Morgan Finance Co. 5.700%, 01/05/16	25	21,438
Knight, Inc. 6.500%, 09/01/12	125	122,187
The Williams Cos, Inc. 144A @ 8.750%, 01/15/20	100	104,250
		1,738,781
Real Estate Investment Trusts — 0.9%
Felcor Lodging LP 9.000%, 06/01/11	125	110,000
Host Hotels & Resorts LP 6.750%, 06/01/16	225	195,188
2.625%, 04/15/27 CONV 144A @	200	169,750
Kilroy Realty LP CONV 144A @ 3.250%, 04/15/12	95	77,900

	Par (000)	Value†
Real Estate Investment Trusts — (continued)
Ventas Realty LP 6.500%, 06/01/16	$200	$179,000
		731,838
Retail — 4.9%
AmeriGas Partners LP 7.250%, 05/20/15	150	140,625
7.125%, 05/20/16	325	297,375
Burlington Coat Factory Warehouse Corp. 11.125%, 04/15/14	200	159,000
Couche-Tard U.S. LP 7.500%, 12/15/13	200	195,000
Dollar General Corp. 10.625%, 07/15/15	50	54,000
11.875%, 07/15/17 PIK	300	324,000
Dollarama Group LP 8.875%, 08/15/12	100	96,750
Ferrellgas Escrow LLC 6.750%, 05/01/14	200	173,000
Ferrellgas Partners LP 8.750%, 06/15/12	450	418,500
GameStop Corp. 8.000%, 10/01/12	350	352,625
HSN, Inc. 144A @ 11.250%, 08/01/16	50	46,063
Inergy LP 144A @ 8.750%, 03/01/15	125	122,187
Ltd. Brands, Inc. 6.900%, 07/15/17	25	21,633
8.500%, 06/15/19 144A @	125	119,761
Macy's Retail Holdings, Inc. 10.625%, 11/01/10	150	152,917
5.350%, 03/15/12	175	159,287
O'Charley's, Inc. 9.000%, 11/01/13	200	174,000
OSI Restaurant Partners, Inc. 10.000%, 06/15/15	75	51,188
Rite Aid Corp. 9.750%, 06/12/16 144A @	50	50,000
10.375%, 07/15/16	75	67,500
Sally Holdings LLC 9.250%, 11/15/14	225	223,875
10.500%, 11/15/16	25	24,750
The Pantry, Inc. 7.750%, 02/15/14	250	221,250
Wendy's/Arby's Group, Inc. 144A @ 10.000%, 07/15/16	150	143,437
		3,788,723
Semiconductors — 0.5%
Advanced Micro Devices, Inc. CONV 5.750%, 08/15/12	200	123,000
Avago Technologies Ltd. 10.125%, 12/01/13	200	204,000
STATS ChipPAC Ltd. 6.750%, 11/15/11	100	96,000
		423,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Software — 0.8%
First Data Corp. 9.875%, 09/24/15	$475	$337,250
10.550%, 09/24/15 PIK 144A @	391	228,950
SS&C Technologies, Inc. 11.750%, 12/01/13	75	73,500
		639,700
Storage & Warehousing — 0.3%
Mobile Mini, Inc. 9.750%, 08/01/14	275	263,313
Telecommunications — 12.9%
Alcatel-Lucent USA, Inc. CONV 2.875%, 06/15/25	50	35,438
Broadview Networks Holdings, Inc. 11.375%, 09/01/12	225	177,750
CC Holdings GS V LLC 144A @ 7.750%, 05/01/17	500	487,500
Centennial Communications Corp. 6.958%, 01/01/13•	150	149,250
Cincinnati Bell, Inc. 7.000%, 02/15/15	175	156,625
Cricket Communications, Inc. 9.375%, 11/01/14	375	369,375
10.000%, 07/15/15	100	99,500
7.750%, 05/15/16 144A @	150	144,375
Crown Castle International Corp. 9.000%, 01/15/15	350	356,125
Digicel Group Ltd. 144A @ 8.875%, 01/15/15	475	394,250
Digicel Ltd. 144A @ 9.250%, 09/01/12	400	388,000
Frontier Communications Corp. 6.250%, 01/15/13	100	92,000
8.250%, 05/01/14	175	165,375
GC Impsat Holdings I Plc 144A @ 9.875%, 02/15/17	250	215,000
GCI, Inc. 7.250%, 02/15/14	250	228,125
Hughes Network Systems LLC 144A @ 9.500%, 04/15/14	125	121,875
Intelsat Bermuda Ltd. PIK 144A @ 11.500%, 02/04/17	150	117,000
Intelsat Corp. 144A @ 9.250%, 06/15/16	400	383,000
Intelsat Jackson Holdings Ltd. 11.250%, 06/15/16	125	127,500
Intelsat Subsidiary Holding Co. Ltd. 144A @ 8.875%, 01/15/15	125	120,625
iPCS, Inc. 3.153%, 05/01/13•	200	158,000
5.028%, 05/01/14 PIK	250	165,000
Leap Wireless International, Inc. CONV 4.500%, 07/15/14	100	78,968
Level 3 Financing, Inc. 9.250%, 11/01/14	225	184,500

	Par (000)	Value†
Telecommunications — (continued)
MetroPCS Wireless, Inc. 9.250%, 11/01/14	$600	$596,250
9.250%, 11/01/14 144A @	50	49,500
Millicom International Cellular SA 10.000%, 12/01/13	25	25,344
Motorola, Inc. 8.000%, 11/01/11	125	125,837
Nextel Communications, Inc. 6.875%, 10/31/13	200	165,500
7.375%, 08/01/15	100	79,750
NII Holdings, Inc. CONV 2.750%, 08/15/25	32	29,920
Nordic Telephone Co. Holdings ApS 144A @ 8.875%, 05/01/16	425	410,125
Orascom Telecom Finance SCA 144A @ 7.875%, 02/08/14	75	63,375
PAETEC Holding Corp. 9.500%, 07/15/15	225	195,187
8.875%, 06/30/17 144A @	175	164,500
Qwest Communications International, Inc. 7.500%, 02/15/14	125	114,063
Qwest Corp. 8.875%, 03/15/12	100	100,750
8.375%, 05/01/16 144A @	200	193,000
SBA Communications Corp. CONV 144A @ 1.875%, 05/01/13	75	61,781
4.000%, 10/01/14	141	141,705
Sprint Capital Corp. 7.625%, 01/30/11	175	173,031
8.375%, 03/15/12	175	172,375
6.875%, 11/15/28	225	159,750
8.750%, 03/15/32	425	342,125
Sprint Nextel Corp. 6.000%, 12/01/16	375	306,562
Telesat Canada 144A @ 11.000%, 11/01/15	325	333,125
12.500%, 11/01/17	125	123,125
Valor Telecommunications Enterprises Finance Corp. 7.750%, 02/15/15	150	147,000
West Corp. 9.500%, 10/15/14	250	218,750
Wind Acquisition Finance SA 144A @ 10.750%, 12/01/15	400	400,000
Windstream Corp. 8.125%, 08/01/13	25	24,188
8.625%, 08/01/16	250	239,375
		10,071,149
Textiles — 0.4%
Invista 144A @ 9.250%, 05/01/12	300	282,750

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Transportation — 0.7%
Bristow Group, Inc. 6.125%, 06/15/13	$225	$203,625
7.500%, 09/15/17	250	226,875
Kansas City Southern de Mexico SA de CV 9.375%, 05/01/12	100	95,000
Kansas City Southern Railway 13.000%, 12/15/13	50	55,000
		580,500
TOTAL CORPORATE BONDS (Cost $77,028,250)		72,677,359
	Number of Shares
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A^*	10,264	308
Anvil Holdings, Inc., Class B^*	9,238	924
GeoEye, Inc.^*	612	8,274
iPCS, Inc. 144A @^*	300	0
MDP Acquisitions PLC 144A @^*	100	2,805
Pathmark Stores, Inc.^~*	2,350	0
TOTAL WARRANTS (Cost $89,011)		12,311
SHORT-TERM INVESTMENTS — 3.7%
T. Rowe Price Reserve Investment Fund (Cost $2,850,116)	2,850,116	2,850,116
TOTAL INVESTMENTS — 100.0% (Cost $83,300,198)		$77,968,189

†  See Security Valuation Note.

*  Non-income producing security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

^  Illiquid security. The total market value of illiquid securities at Jne 30, 2009 is $136,628.

•  Variable Rate Security.

§  Defaulted Security.

~  Fair valued security. The total market value of fair valued securities at June 30, 2009 is $47,767.

+  Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,787,581	$1,786,542	$1,039	$—
PREFERRED STOCKS	640,822	594,750	—	46,072
CORPORATE BONDS	72,677,359	—	72,675,664	1,695
WARRANTS	12,311	8,274	4,037	—
SHORT-TERM INVESTMENTS	2,850,116	2,850,116	—	—
TOTAL INVESTMENTS	$77,968,189	$5,239,682	$72,680,740	$47,767

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2008	$—
Transfers in and/or out of Level 3	47,767
Balance as of 6/30/2009	$47,767

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — 63.4%
Aerospace & Defense — 3.3%
Goodrich Corp.	342,300	$17,104,731
Lockheed Martin Corp.	124,800	10,065,120
Rockwell Collins, Inc.	193,600	8,078,928
		35,248,779
Agriculture — 2.1%
Philip Morris International, Inc.	503,200	21,949,584
Auto Parts & Equipment — 0.6%
Toyota Industries Corp.	109,200	2,714,209
TRW Automotive Holdings Corp.*	272,400	3,078,120
WABCO Holdings, Inc.	54,900	971,730
		6,764,059
Banks — 4.1%
Bank of America Corp.	816,215	10,774,038
JPMorgan Chase & Co.	428,500	14,616,135
State Street Corp.	154,600	7,297,120
U.S. Bancorp	118,600	2,125,312
Wells Fargo & Co.	360,900	8,755,434
		43,568,039
Beverages — 1.6%
PepsiCo, Inc.	273,100	15,009,576
The Coca-Cola Co.	53,100	2,548,269
		17,557,845
Biotechnology — 0.4%
Millipore Corp.*	53,700	3,770,277
Chemicals — 0.0%
Air Products & Chemicals, Inc.	5,200	335,868
Commercial Services — 1.8%
The Western Union Co.	1,186,500	19,458,600
Computers — 0.3%
International Business Machines Corp.	28,600	2,986,412
Cosmetics & Personal Care — 1.3%
The Procter & Gamble Co.	270,582	13,826,740
Distribution & Wholesale — 0.6%
Mitsubishi Corp.	244,300	4,508,121
Mitsui & Co. Ltd.	136,300	1,615,111
		6,123,232
Diversified Financial Services — 1.6%
Ameriprise Financial, Inc.	275,500	6,686,385
Franklin Resources, Inc.	140,000	10,081,400
		16,767,785
Electric — 6.3%
American Electric Power Co., Inc.	392,800	11,347,992
Constellation Energy Group, Inc.	50,300	1,336,974
Entergy Corp.	201,200	15,597,024
FPL Group, Inc.	52,900	3,007,894
NV Energy, Inc.	408,300	4,405,557
OGE Energy Corp.	309,000	8,750,880

	Number of Shares	Value†
Electric — (continued)
PG&E Corp.	186,600	$7,172,904
PPL Corp.	313,900	10,346,144
Progress Energy, Inc.	106,800	4,040,244
Xcel Energy, Inc.	57,700	1,062,257
		67,067,870
Electronics — 1.7%
Mettler-Toledo International, Inc.*	30,800	2,376,220
Tyco Electronics Ltd.	818,525	15,216,380
		17,592,600
Food — 2.7%
Campbell Soup Co.	94,800	2,789,016
General Mills, Inc.	129,114	7,232,966
Heinz (H.J.) Co.	145,300	5,187,210
Kellogg Co.	242,900	11,311,853
Kraft Foods, Inc., Class A	94,300	2,389,562
		28,910,607
Forest Products & Paper — 0.3%
International Paper Co.	185,100	2,800,563
Gas — 1.5%
Centerpoint Energy, Inc.	415,300	4,601,524
Sempra Energy	229,900	11,409,937
		16,011,461
Healthcare Products — 4.3%
Bard (C.R.), Inc.	90,800	6,760,060
Baxter International, Inc.	120,000	6,355,200
Becton, Dickinson & Co.	23,200	1,654,392
Covidien Plc	635,825	23,805,288
DENTSPLY International, Inc.	149,300	4,556,636
Henry Schein, Inc.*	47,804	2,292,202
		45,423,778
Household Products & Wares — 0.2%
Fortune Brands, Inc.	56,000	1,945,440
Insurance — 2.6%
AON Corp.	442,700	16,765,049
White Mountains Insurance Group Ltd.	47,000	10,758,770
		27,523,819
Lodging — 0.3%
Marriott International, Inc., Class A	127,451	2,812,834
Machinery — Diversified — 0.2%
Roper Industries, Inc.	42,100	1,907,551
Media — 4.2%
Cablevision Systems Corp., Class A	754,200	14,639,022
Discovery Communications, Inc., Class A*	87,500	1,973,125
Discovery Communications, Inc., Class C*	91,900	1,886,707
Time Warner Cable, Inc.	73,753	2,335,757
Time Warner, Inc.	927,666	23,367,907
		44,202,518

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 3.4%
3M Co.	178,400	$10,721,840
Danaher Corp.	294,439	18,178,664
Honeywell International, Inc.	53,100	1,667,340
Tyco International Ltd.	209,125	5,433,067
		36,000,911
Oil & Gas — 4.8%
CNX Gas Corp.*	344,000	9,036,880
Exxon Mobil Corp.	420,200	29,376,182
Japan Petroleum Exploration Co.	54,400	3,011,026
Murphy Oil Corp.	154,800	8,408,736
StatoilHydro ASA	62,200	1,228,647
		51,061,471
Pharmaceuticals — 3.2%
Allergan, Inc.	243,754	11,597,816
Cardinal Health, Inc.	118,782	3,628,790
McKesson Corp.	110,600	4,866,400
Mead Johnson Nutrition Co., Class A*	43,000	1,366,110
Wyeth	272,800	12,382,392
		33,841,508
Pipelines — 3.8%
Spectra Energy Corp.	1,254,395	21,224,363
The Williams Cos., Inc.	1,248,400	19,487,524
		40,711,887
Real Estate — 0.3%
The St. Joe Co.*	120,000	3,178,800
Retail — 2.5%
CVS Caremark Corp.	248,900	7,932,443
Kohl's Corp.*	56,200	2,402,550
Lowe's Cos., Inc.	519,400	10,081,554
TJX Cos., Inc.	53,800	1,692,548
Wal-Mart Stores, Inc.	96,500	4,674,460
		26,783,555
Semiconductors — 1.2%
Analog Devices, Inc.	119,100	2,951,298
Texas Instruments, Inc.	468,138	9,971,339
		12,922,637
Software — 1.2%
Electronic Arts, Inc.*	117,400	2,549,928
Microsoft Corp.	451,700	10,736,909
		13,286,837
Telecommunications — 1.0%
Sprint Nextel Corp.*	663,000	3,189,030
Vodafone Group Plc ADR	390,400	7,608,896
		10,797,926
TOTAL COMMON STOCKS (Cost $622,651,626)		673,141,793

	Number of Shares	Value†
PREFERRED STOCKS — 2.1%
Diversified Financial Services — 0.5%
AMG Capital Trust I CONV	163,900	$4,712,125
Electric — 0.4%
NRG Energy, Inc. CONV	2,800	3,539,704
Finance — 0.0%
Federal National Mortgage Association CONV	70	210,000
Food — 0.1%
Heinz (H.J.) Finance Co. CONV 144A @^	15	1,410,000
Housewares — 0.4%
Newell Financial Trust I CONV~	159,100	4,305,246
Insurance — 0.5%
Aspen Insurance Holdings Ltd. CONV	131,475	5,423,344
Telecommunications — 0.2%
Crown Castle International Corp. CONV	51,000	2,414,850
TOTAL PREFERRED STOCKS (Cost $35,577,904)		22,015,269
	Par (000)
CORPORATE BONDS — 20.8%
Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. 144A @^ 6.375%, 06/01/19	$610	623,659
Airlines — 0.1%
American Airlines Pass Through Trust 2009-1A 10.375%, 07/02/19	440	443,300
Continental Airlines, Inc. 9.000%, 07/08/16	565	565,000
		1,008,300
Banks — 1.4%
JPMorgan Chase & Co. 0.854%, 12/26/12•	6,535	6,600,356
Kreditanstalt fuer Wiederaufbau 4.875%, 06/17/19	8,340	8,641,875
		15,242,231
Biotechnology — 0.7%
Millipore Corp. CONV 3.750%, 06/01/26	7,608	7,512,900
Coal — 0.6%
Peabody Energy Corp. 6.875%, 03/15/13	425	420,750
4.750%, 12/15/41 CONV	8,924	6,414,125
		6,834,875
Cosmetics & Personal Care — 0.1%
The Procter & Gamble Co. 5.500%, 02/01/34	785	799,879

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — 0.6%
BP Capital Markets Plc 4.750%, 03/10/19	$910	$905,221
SLM Corp. 1.232%, 07/27/09•	2,000	1,991,482
Teco Finance, Inc. 7.000%, 05/01/12	1,675	1,704,306
The NASDAQ OMX Group, Inc. CONV 2.500%, 08/15/13	1,587	1,301,340
		5,902,349
Electric — 0.9%
Black Hills Corp. 9.000%, 05/15/14	350	359,457
Calpine Construction Finance Co. LP 144A @^ 8.000%, 06/01/16	2,800	2,681,000
Cilcorp, Inc. 8.700%, 10/15/09	1,000	980,000
Duke Energy Corp. 6.300%, 02/01/14	870	939,286
Kansas Gas & Electric Co. 144A @^ 6.700%, 06/15/19	490	514,595
NiSource Finance Corp. 1.231%, 11/23/09•	1,074	1,065,471
Pacific Gas & Electric Co. 1.598%, 06/10/10•	870	874,296
Public Service Co. of Colorado 5.125%, 06/01/19	805	827,245
The Southern Co. 4.150%, 05/15/14	175	175,696
Virginia Electric & Power Co. 6.000%, 01/15/36	975	1,012,968
		9,430,014
Electrical Components & Equipment — 0.1%
SunPower Corp. CONV 4.750%, 04/15/14	928	1,059,080
Electronics — 0.3%
Newport Corp. CONV 2.500%, 02/15/12	3,930	3,134,175
Food — 0.3%
Kellogg Co. 5.125%, 12/03/12	435	465,000
4.450%, 05/30/16	1,480	1,481,243
Kraft Foods, Inc. 6.125%, 02/01/18	910	940,870
		2,887,113
Forest Products & Paper — 0.1%
Georgia-Pacific LLC 144A @ 8.250%, 05/01/16	800	776,000
Gas — 0.0%
Atmos Energy Corp. 8.500%, 03/15/19	435	508,013

	Par (000)	Value†
Healthcare Products — 0.9%
Beckman Coulter, Inc. 6.000%, 06/01/15	$435	$455,734
7.000%, 06/01/19	435	459,751
Becton Dickinson and Co. 5.000%, 05/15/19	435	444,488
Henry Schein, Inc. CONV 3.000%, 08/15/34	5,552	6,232,120
Johnson & Johnson 5.950%, 08/15/37	1,655	1,783,239
		9,375,332
Healthcare Services — 0.3%
LifePoint Hospitals, Inc. CONV 3.250%, 08/15/25	3,676	2,940,800
Household Products & Wares — 0.2%
Fortune Brands, Inc. 5.125%, 01/15/11	930	933,495
6.375%, 06/15/14	1,735	1,725,119
		2,658,614
Iron & Steel — 0.1%
United States Steel Corp. CONV 4.000%, 05/15/14	1,206	1,578,353
Lodging — 0.1%
MGM Mirage 144A @ 10.375%, 05/15/14	300	311,250
11.125%, 11/15/17	375	397,500
		708,750
Media — 1.9%
CSC Holdings, Inc. 7.625%, 04/01/11	3,625	3,588,750
Liberty Media LLC CONV 3.125%, 03/30/23	4,408	3,741,290
Time Warner, Inc. 1.150%, 11/13/09•	4,545	4,534,156
6.875%, 05/01/12	3,310	3,540,856
Viacom, Inc. 5.750%, 04/30/11	3,391	3,471,577
XM Satellite Radio, Inc. 144A @ 11.250%, 06/15/13	1,150	1,141,375
		20,018,004
Mining — 1.8%
Freeport-McMoRan Copper & Gold, Inc. 4.995%, 04/01/15•	8,150	7,628,807
Newmont Mining Corp. CONV 1.250%, 07/15/14	4,495	4,871,456
1.625%, 07/15/17	3,006	3,145,028
Teck Resources Ltd. 144A @ 9.750%, 05/15/14	1,125	1,164,375
10.250%, 05/15/16	1,125	1,178,438
10.750%, 05/15/19	800	860,000
		18,848,104

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Miscellaneous Manufacturing — 0.3%
Actuant Corp. CONV 2.000%, 11/15/23	$272	$255,000
Honeywell International, Inc. 5.000%, 02/15/19	615	628,151
Tyco Electronics Group SA 6.000%, 10/01/12	1,750	1,718,542
6.550%, 10/01/17	910	826,213
		3,427,906
Oil & Gas — 1.4%
Anadarko Petroleum Corp. 8.700%, 03/15/19	440	492,899
ConocoPhillips 6.500%, 02/01/39	870	926,057
Devon Energy Corp. 6.300%, 01/15/19	560	598,427
EOG Resources, Inc. 5.625%, 06/01/19	2,180	2,281,640
Forest Oil Corp. 144A @ 8.500%, 02/15/14	1,300	1,277,250
Hess Corp. 7.000%, 02/15/14	870	942,246
8.125%, 02/15/19	870	990,455
PetroHawk Energy Corp. 144A @ 10.500%, 08/01/14	75	76,688
Pride International, Inc. 8.500%, 06/15/19	610	602,375
Quicksilver Resources, Inc. 11.750%, 01/01/16	975	1,009,125
1.875%, 11/01/24 CONV	778	708,953
Range Resources Corp. 8.000%, 05/15/19	750	737,812
Shell International Finance BV 6.375%, 12/15/38	1,305	1,421,436
StatoilHydro ASA 5.250%, 04/15/19	1,905	1,960,476
XTO Energy, Inc. 6.500%, 12/15/18	375	402,315
6.750%, 08/01/37	865	903,019
		15,331,173
Oil & Gas Services — 0.6%
Oil States International, Inc. CONV 2.375%, 07/01/25	6,702	6,651,735
Packaging and Containers — 0.0%
Silgan Holdings, Inc. 144A @ 7.250%, 08/15/16	375	360,000
Pharmaceuticals — 0.5%
Valeant Pharmaceuticals International CONV 4.000%, 11/15/13	4,764	4,948,605

	Par (000)	Value†
Pipelines — 0.3%
Gulfstream Natural Gas System LLC 144A @^ 6.950%, 06/01/16	$505	$528,849
Magellan Midstream Partners LP 6.550%, 07/15/19	195	200,170
Tennessee Gas Pipeline Co. 8.000%, 02/01/16	100	104,750
The Williams Cos., Inc. 8.125%, 03/15/12	2,800	2,901,780
		3,735,549
Real Estate Investment Trusts — 0.6%
GGP LP CONV 144A @^§ 3.980%, 04/15/27	4,170	1,417,800
Host Hotels & Resorts LP CONV 144A @ 2.625%, 04/15/27	5,153	4,373,609
Kilroy Realty LP CONV 144A @ 3.250%, 04/15/12	557	456,740
		6,248,149
Regional — 0.2%
Province of Ontario Canada 1.166%, 05/22/12•	1,740	1,733,572
Retail — 2.3%
Group 1 Automotive, Inc. CONV STEP 2.250%, 06/15/36	7,957	5,102,426
Home Depot, Inc. 0.749%, 12/16/09•	7,228	7,205,675
4.625%, 08/15/10	218	222,098
5.400%, 03/01/16	2,175	2,171,131
Penske Auto Group, Inc. 7.750%, 12/15/16	2,125	1,715,938
3.500%, 04/01/26 CONV	5,006	4,749,442
Wal-Mart Stores, Inc. 3.200%, 05/15/14	555	550,447
6.500%, 08/15/37	770	860,414
Walgreen Co. 4.875%, 08/01/13	435	461,562
5.250%, 01/15/19	935	972,652
		24,011,785
Semiconductors — 2.1%
Analog Devices, Inc. 5.000%, 07/01/14	2,190	2,193,741
Linear Technology Corp. CONV 3.000%, 05/01/27	17,005	14,071,637
Xilinx, Inc. CONV 3.125%, 03/15/37	8,074	5,914,205
		22,179,583
Telecommunications — 1.9%
Alcatel-Lucent USA, Inc. CONV 2.875%, 06/15/25	3,600	2,551,500
American Tower Corp. 7.125%, 10/15/12	1,425	1,433,906
AT&T, Inc. 4.125%, 09/15/09	218	219,098

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
BellSouth Corp. 4.200%, 09/15/09	$339	$340,822
CC Holdings GS V LLC 144A @ 7.750%, 05/01/17	3,400	3,315,000
Crown Castle International Corp. 9.000%, 01/15/15	500	508,750
Harris Corp. 6.375%, 06/15/19	260	274,374
JDS Uniphase Corp. CONV 1.000%, 05/15/26	5,290	3,914,600
MetroPCS Wireless, Inc. 9.250%, 11/01/14 144A @	1,625	1,608,750
9.250%, 11/01/14	375	372,656
SBA Communications Corp. CONV 144A @ 1.875%, 05/01/13	959	789,976
Sprint Capital Corp. 8.375%, 03/15/12	2,650	2,610,250
6.900%, 05/01/19	300	248,250
Verizon Wireless Capital LLC 144A @^ 3.316%, 05/20/11•	1,750	1,801,060
3.750%, 05/20/11	615	627,591
		20,616,583
TOTAL CORPORATE BONDS (Cost $228,363,169)		221,091,185
LOAN AGREEMENTS — 5.2%
Auto Manufacturers — 0.2%
Oshkosh Truck Corp.‡ 6.610%, 12/06/13	1,956	1,792,943
Biotechnology — 0.1%
Life Technologies Corp.‡ 5.250%, 11/21/15	746	749,033
Chemicals — 0.1%
Ashland, Inc.‡ 7.650%, 05/20/14	734	739,669
Diversified Financial Services — 0.3%
Nuveen Investment, Inc.‡ 3.308%, 11/13/14	4,477	3,538,479
Engineering & Construction — 0.2%
CSC Holdings, Inc.‡ 1.319%, 02/24/12	1,257	1,196,018
2.069%, 03/30/16	1,496	1,423,197
		2,619,215
Food — 1.2%
Wm. Wrigley Jr. Co.‡ 6.500%, 10/06/14	12,690	12,735,351
Forest Products & Paper — 0.8%
Georgia-Pacific Corp.‡ 2.310%, 12/20/10	794	770,444
2.310%, 12/20/12	8,020	7,546,375
		8,316,819

	Par (000)	Value†
Healthcare Products — 0.2%
BSC International‡ 2.061%, 04/21/11	$2,763	$2,613,188
Healthcare Services — 0.3%
HCA, Inc.‡ 2.348%, 11/18/12	3,157	2,863,879
Lodging — 0.2%
MGM Mirage‡ 6.000%, 11/03/11	3,322	2,572,074
Media — 1.6%
Charter Communications Operating LLC‡ 5.000%, 03/06/14	1,496	1,466,288
Discovery Communications‡ 2.598%, 05/14/14	2,481	2,356,962
5.250%, 05/14/14	1,995	1,991,669
The Weather Channel, Inc.‡ 7.250%, 07/25/15	10,702	10,701,870
		16,516,789
TOTAL LOAN AGREEMENTS (Cost $52,219,248)		55,057,439
U.S. TREASURY OBLIGATIONS — 2.0%
U.S. Treasury Bond 4.250%, 05/15/39	10,891	10,780,348
U.S. Treasury Note 3.125%, 05/15/19	10,891	10,533,666
TOTAL U.S. TREASURY OBLIGATIONS (Cost $20,720,444)		21,314,014
	Number of Contracts
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
Automatic Data Processing, Inc., $50, 01/16/10*	43	215
Danaher Corp., $80, 01/16/10*	46	1,840
International Paper Co., $35, 01/16/10*	47	235
Johnson & Johnson, $65, 01/16/10*	141	8,460
Johnson & Johnson, $70, 01/16/10*	87	1,305
Northrop Grumman Corp., $80, 01/16/10*	17	85
Wellpoint, Inc., $50, 01/16/10*	338	223,080
TOTAL PURCHASED OPTIONS (Cost $387,813)		235,220
	Number of Shares
SHORT-TERM INVESTMENTS — 7.1%
T. Rowe Price Reserve Investment Fund (Cost $74,777,328)	74,777,328	74,777,328

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

FLEXIBLY MANAGED FUND

	Number of Contracts	Value†
WRITTEN OPTIONS — (0.6)%
Call Options — (0.6)%
3M Co., $65, 01/16/10*	(1,714)	$(462,780)
Fortune Brands, Inc., $40, 01/16/10*	(386)	(75,270)
FPL Group, Inc., $55, 01/16/10*	(529)	(253,920)
Franklin Resources, Inc., $70, 01/16/10*	(1,400)	(1,344,000)
General Mills, Inc., $70, 01/16/10*	(384)	(9,600)
Heinz (H.J.) Finance Co., $40, 01/16/10*	(828)	(41,400)
Kellog Co., $45, 01/16/10*	(1,261)	(453,960)
Kohl's Corp., $50, 01/16/10*	(562)	(140,500)
Kraft Foods, Inc., $27.5, 01/16/10*	(943)	(75,440)
Lowe's Cos., Inc., $22.5, 01/16/10*	(1,005)	(105,525)
Marriot International, Inc., $25, 01/16/10*	(1,221)	(213,675)
Microsoft Corp., $22.5, 01/16/10*	(2,377)	(708,346)
PepsiCo., Inc., $60, 01/16/10*	(436)	(71,940)
PG&E Corp., $40, 01/16/10*	(1,215)	(194,400)
Progress Energy, Inc., $40, 01/16/10*	(657)	(75,555)
Rockwell Collins, Inc., $45, 01/16/10*	(300)	(75,000)
Rockwell Collins, Inc., $50, 01/16/10*	(300)	(37,500)
Texas Instruments, Inc., $20, 01/16/10*	(4,681)	(1,357,490)
The Coca Cola Co., $47.5, 01/16/10*	(531)	(191,160)
The Procter & Gamble Co., $60, 01/16/10*	(595)	(35,700)
The Williams Cos., Inc., $20, 01/16/10*	(1,799)	(107,940)
TJX Cos., Inc., $30, 01/16/10*	(538)	(209,820)
Tyco Electronics Ltd., $30, 01/16/10*	(947)	(108,905)
Wal- Mart Stores, Inc., $60, 01/16/10*	(965)	(37,635)
Xcel Energy, Inc., $20, 01/16/10*	(577)	(28,850)
TOTAL WRITTEN OPTIONS (Premiums $(5,805,382))		(6,416,311)
TOTAL INVESTMENTS — 100.0% (Cost $1,028,892,150)		$1,061,215,937

†  See Security Valuation Note.

*  Non-income producing security.
@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

•  Variable Rate Security.

^  Illiquid security. The total market value of illiquid securities at June 30, 2009 is $9,604,554.

~  Fair valued security. The total market value of fair valued securities at June 30, 2009 is $4,305,246.

§  Defaulted Security.

‡  Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2009. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the "1933 Act"), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

ADR — American Depository Receipt.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

Plc — Public Limited Company.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

	ASSETS TABLE
Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$673,141,793	$660,064,679	$13,077,114	$—
PREFERRED STOCKS	22,015,269	14,170,319	7,844,950	—
U.S. TREASURY OBLIGATIONS	21,314,014	—	21,314,014	—
CORPORATE BONDS	221,091,185	—	221,091,185	—
LOAN AGREEMENTS	55,057,439	—	55,057,439	—
PURCHASED OPTIONS	235,220	235,220	—	—
SHORT-TERM INVESTMENTS	74,777,328	74,777,328	—	—
TOTAL INVESTMENTS	1,067,632,248	749,247,546	318,384,702	—
Total Assets	$1,067,632,248	$749,247,546	$318,384,702	$—
	LIABILITIES TABLE
Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(6,416,311)	$(6,416,311)	$—	$—
Total Liabilities	$(6,416,311)	$(6,416,311)	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

BALANCED FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund
(Cost $38,922,752)	4,884,156	$31,600,487
AFFILIATED FIXED INCOME FUNDS — 40.2%
Penn Series Quality Bond Fund
(Cost $21,246,490)	1,987,032	21,221,500
TOTAL INVESTMENTS — 100.0% (Cost $60,169,242)		$52,821,987

†  See Security Valuation Note.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$31,600,487	$31,600,487	$—	$—
AFFILIATED FIXED INCOME FUNDS	21,221,500	21,221,500	—	—
TOTAL INVESTMENTS	$52,821,987	$52,821,987	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — 99.6%
Aerospace & Defense — 0.8%
Lockheed Martin Corp.	10,300	$830,695
Apparel — 0.9%
NIKE, Inc., Class B	18,800	973,464
Banks — 8.2%
Bank of America Corp.	109,100	1,440,120
JPMorgan Chase & Co.	43,200	1,473,552
Morgan Stanley	26,400	752,664
Northern Trust Corp.	10,900	585,112
PNC Financial Services Group, Inc.	7,300	283,313
State Street Corp.	31,100	1,467,920
The Bank of New York Mellon Corp.	22,800	668,268
The Goldman Sachs Group, Inc.	7,300	1,076,312
U.S. Bancorp	27,100	485,632
Wells Fargo & Co.	34,900	846,674
		9,079,567
Beverages — 2.6%
PepsiCo, Inc.	34,700	1,907,112
The Coca-Cola Co.	20,800	998,192
		2,905,304
Biotechnology — 3.1%
Celgene Corp.*	13,300	636,272
Gilead Sciences, Inc.*	55,600	2,604,304
Illumina, Inc.*	6,000	233,640
		3,474,216
Chemicals — 2.2%
Monsanto Co.	9,500	706,230
Potash Corp. of Saskatchewan, Inc.	2,100	195,405
Praxair, Inc.	21,900	1,556,433
		2,458,068
Commercial Services — 6.5%
Apollo Group, Inc., Class A*	9,100	647,192
Automatic Data Processing, Inc.	23,700	839,928
Companhia Brasileira de Meios de Pagamento*	53,300	458,334
Mastercard, Inc., Class A	6,800	1,137,708
Moody's Corp.	15,400	405,790
Quanta Services, Inc.*	18,500	427,905
The Western Union Co.	89,600	1,469,440
Visa, Inc., Class A	30,400	1,892,704
		7,279,001
Computers — 7.0%
Accenture Ltd., Class A	32,000	1,070,720
Apple, Inc.*	39,600	5,640,228
Research In Motion Ltd.*	15,200	1,079,960
		7,790,908
Cosmetics & Personal Care — 1.3%
The Procter & Gamble Co.	29,012	1,482,513
Diversified Financial Services — 2.6%
American Express Co.	34,400	799,456
BlackRock, Inc.	2,000	350,840

	Number of Shares	Value†
Diversified Financial Services — (continued)
Franklin Resources, Inc.	5,800	$417,658
IntercontinentalExchange, Inc.*	6,500	742,560
Redecard S.A.	7,000	107,170
The Charles Schwab Corp.	29,600	519,184
		2,936,868
Electronics — 0.8%
Dolby Laboratories, Inc., Class A*	22,900	853,712
Environmental Control — 0.6%
Republic Services, Inc.	27,100	661,511
Food — 1.4%
Groupe Danone	14,420	715,015
Nestle S.A.	21,073	795,684
		1,510,699
Healthcare Products — 2.8%
Becton, Dickinson & Co.	2,700	192,537
Covidien Plc	10,950	409,968
DENTSPLY International, Inc.	8,900	271,628
Intuitive Surgical, Inc.*	4,800	785,568
St. Jude Medical, Inc.*	19,900	817,890
Stryker Corp.	15,100	600,074
		3,077,665
Healthcare Services — 1.0%
WellPoint, Inc.*	22,800	1,160,292
Internet — 11.9%
Amazon.com, Inc.*	56,300	4,710,058
Expedia, Inc.*	36,677	554,189
Google, Inc., Class A*	10,700	4,511,013
McAfee, Inc.*	30,100	1,269,919
priceline.com, Inc.*	4,100	457,355
TENCENT Holdings Ltd.	80,200	930,529
VeriSign, Inc.*	45,700	844,536
		13,277,599
Lodging — 0.6%
Marriott International, Inc., Class A	24,590	542,710
MGM Mirage, Inc.*	17,500	111,825
		654,535
Machinery — Diversified — 0.4%
Deere & Co.	11,200	447,440
Media — 1.6%
The McGraw-Hill Cos., Inc.	58,500	1,761,435
Mining — 0.8%
Agnico-Eagle Mines Ltd.	1,600	83,968
BHP Billiton Ltd.	27,671	758,072
		842,040
Miscellaneous Manufacturing — 3.6%
3M Co.	7,800	468,780
Danaher Corp.	58,000	3,580,920
		4,049,700

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 4.6%
Chevron Corp.	6,600	$437,250
EOG Resources, Inc.	10,600	719,952
Exxon Mobil Corp.	17,500	1,223,425
Murphy Oil Corp.	9,100	494,312
Occidental Petroleum Corp.	7,400	486,994
Petroleo Brasileiro S.A. ADR	44,500	1,484,520
Suncor Energy, Inc.	10,400	315,536
		5,161,989
Oil & Gas Services — 3.0%
Cameron International Corp.*	22,900	648,070
Schlumberger Ltd.	39,900	2,158,989
Smith International, Inc.	21,000	540,750
		3,347,809
Pharmaceuticals — 8.4%
Allergan, Inc.	27,900	1,327,482
Elan Corp. PLC ADR*	48,700	310,219
Express Scripts, Inc.*	30,400	2,090,000
McKesson Corp.	21,500	946,000
Medco Health Solutions, Inc.*	75,500	3,443,555
Novo Nordisk A/S, B Shares	9,787	533,051
Teva Pharmaceutical Industries Ltd. ADR	13,400	661,156
		9,311,463
Retail — 7.3%
AutoZone, Inc.*	9,700	1,465,767
Costco Wholesale Corp.	18,000	822,600
CVS Caremark Corp.	33,479	1,066,976
Dollar Tree, Inc.*	14,400	606,240
Lowe's Cos., Inc.	31,200	605,592
McDonald's Corp.	14,700	845,103
O'Reilly Automotive, Inc.*	12,500	476,000
Wal-Mart Stores, Inc.	28,100	1,361,164
Yum! Brands, Inc.	26,800	893,512
		8,142,954
Semiconductors — 2.0%
Broadcom Corp., Class A*	25,900	642,061
Intel Corp.	39,800	658,690
Marvell Technology Group Ltd.*	78,400	912,576
		2,213,327
Software — 3.4%
Autodesk, Inc.*	37,400	709,852
Fiserv, Inc.*	16,400	749,480
Microsoft Corp.	77,675	1,846,335
Salesforce.com, Inc.*	11,100	423,687
		3,729,354
Telecommunications — 8.6%
American Tower Corp., Class A*	56,500	1,781,445
Cisco Systems, Inc.*	70,000	1,304,800
Crown Castle International Corp.*	84,400	2,027,288
Juniper Networks, Inc.*	40,100	946,360
Leap Wireless International, Inc.*	13,000	428,090
MetroPCS Communications, Inc.*	34,900	464,519

	Number of Shares	Value†
Telecommunications — (continued)
QUALCOMM, Inc.	58,300	$2,635,160
		9,587,662
Transportation — 1.6%
Expeditors International of Washington, Inc.	24,000	800,160
Union Pacific Corp.	3,800	197,828
United Parcel Service, Inc., Class B	15,800	789,842
		1,787,830
TOTAL COMMON STOCKS (Cost $114,194,594)		110,789,620
SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	224,713	224,713
BlackRock Liquidity Funds TempFund - Institutional Shares	224,713	224,713
T. Rowe Price Reserve Investment Fund	47,518	47,518
TOTAL SHORT-TERM INVESTMENTS (Cost $496,944)		496,944
TOTAL INVESTMENTS — 100.0% (Cost $114,691,538)		$111,286,564

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value†
United States	89.0%	$99,025,879
France	2.6%	2,874,004
Brazil	1.8%	2,050,024
Bermuda	1.8%	1,983,296
Canada	1.5%	1,674,869
China	0.8%	930,529
Switzerland	0.7%	795,684
Australia	0.7%	758,072
Israel	0.6%	661,156
Denmark	0.5%	533,051
	100.0%	$111,286,564

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

LARGE GROWTH STOCK FUND

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$110,789,620	$107,057,269	$3,732,351	$—
SHORT-TERM INVESTMENTS	496,944	496,944	—	—
TOTAL INVESTMENTS	$111,286,564	$107,554,213	$3,732,351	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 96.6%
Agriculture — 1.3%
Archer-Daniels-Midland Co.	12,430	$332,751
Apparel — 0.6%
Coach, Inc.	5,420	145,690
Auto Manufacturers — 0.7%
Honda Motor Co. Ltd. ADR	5,950	162,852
Banks — 4.5%
Morgan Stanley	13,180	375,762
PNC Financial Services Group, Inc.	8,670	336,482
The Goldman Sachs Group, Inc.	2,770	408,409
		1,120,653
Beverages — 2.9%
PepsiCo, Inc.	13,250	728,220
Biotechnology — 4.8%
Alexion Pharmaceuticals, Inc.*	3,610	148,443
Gilead Sciences, Inc.*	18,150	850,146
Life Technologies Corp.*	4,720	196,919
		1,195,508
Chemicals — 2.4%
Monsanto Co.	4,738	352,223
Potash Corp. of Saskatchewan, Inc.	2,660	247,513
		599,736
Commercial Services — 4.2%
Mastercard, Inc., Class A	1,500	250,965
Robert Half International, Inc.	6,920	163,450
The Western Union Co.	11,940	195,816
Visa, Inc., Class A	6,740	419,633
		1,029,864
Computers — 7.2%
Apple, Inc.*	6,349	904,288
International Business Machines Corp.	8,520	889,658
		1,793,946
Cosmetics & Personal Care — 2.3%
Avon Products, Inc.	6,950	179,171
Colgate-Palmolive Co.	5,390	381,289
		560,460
Diversified Financial Services — 5.3%
BlackRock, Inc.	2,290	401,712
IntercontinentalExchange, Inc.*	1,850	211,344
T. Rowe Price Group, Inc.	8,660	360,862
The Charles Schwab Corp.	19,940	349,748
		1,323,666
Energy — Alternate Sources — 0.9%
First Solar, Inc.*	1,390	225,347
Food — 1.5%
SYSCO Corp.	9,420	211,761
Whole Foods Market, Inc.	8,720	165,506
		377,267

	Number of Shares	Value†
Healthcare Products — 2.2%
Henry Schein, Inc.*	2,770	$132,821
Intuitive Surgical, Inc.*	700	114,562
St. Jude Medical, Inc.*	7,000	287,700
		535,083
Healthcare Services — 0.8%
DaVita, Inc.*	4,100	202,786
Home Builders — 2.4%
NVR, Inc.*	595	298,922
Pulte Homes, Inc.	33,360	294,569
		593,491
Internet — 5.7%
Amazon.com, Inc.*	6,320	528,731
F5 Networks, Inc.*	4,880	168,799
Google, Inc., Class A*	1,708	720,076
		1,417,606
Lodging — 0.8%
Wynn Resorts Ltd.*	5,760	203,328
Machinery — Construction & Mining — 0.4%
Joy Global, Inc.	2,810	100,373
Machinery — Diversified — 0.7%
Cummins, Inc.	4,760	167,600
Media — 1.2%
Cablevision Systems Corp., Class A	14,680	284,939
Mining — 1.3%
Alcoa, Inc.	30,910	319,300
Oil & Gas — 8.5%
Occidental Petroleum Corp.	7,050	463,961
PetroHawk Energy Corp.*	11,650	259,795
Petroleo Brasileiro S.A. ADR	11,990	491,350
Questar Corp.	6,390	198,473
Southwestern Energy Co.*	6,300	244,755
Transocean, Inc.*	6,090	452,426
		2,110,760
Oil & Gas Services — 3.3%
Cameron International Corp.*	12,638	357,655
Weatherford International Ltd.*	24,200	473,352
		831,007
Pharmaceuticals — 6.2%
Abbott Laboratories	13,010	611,990
Allergan, Inc.	3,460	164,627
Express Scripts, Inc.*	6,620	455,125
Teva Pharmaceutical Industries Ltd. ADR	6,170	304,428
		1,536,170
Pipelines — 0.9%
Enbridge, Inc.	6,240	216,715
Retail — 6.6%
Best Buy Co., Inc.	6,850	229,406
CVS Caremark Corp.	16,552	527,512

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Guess?, Inc.	6,054	$156,072
Kohl's Corp.*	7,160	306,090
Lowe's Cos., Inc.	12,970	251,748
Yum! Brands, Inc.	5,290	176,369
		1,647,197
Semiconductors — 5.2%
Applied Materials, Inc.	33,020	362,229
ASML Holding N.V.	11,100	240,315
Broadcom Corp., Class A*	13,140	325,741
Lam Research Corp.*	14,220	369,720
		1,298,005
Software — 2.0%
Adobe Systems, Inc.*	5,880	166,404
MSCI, Inc. Class A*	7,480	182,811
Salesforce.com, Inc.*	3,870	147,718
		496,933
Telecommunications — 8.3%
China Mobile Ltd. ADR	9,790	490,283
China Unicom (Hong Kong) Ltd. ADR	15,960	212,907
Corning, Inc.	20,370	327,142
Juniper Networks, Inc.*	6,870	162,132
Millicom International Cellular S.A.*	2,050	115,333
QUALCOMM, Inc.	16,885	763,202
		2,070,999
Transportation — 0.7%
C.H. Robinson Worldwide, Inc.	3,320	173,138
Water — 0.8%
Aqua America, Inc.	11,230	201,017
TOTAL COMMON STOCKS (Cost $22,998,779)		24,002,407
REAL ESTATE INVESTMENT TRUSTS — 0.7%
Mixed Industrial/Office — 0.7%
Digital Realty Trust, Inc.
(Cost $171,464)	4,770	171,004
SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	331,931	331,931
BlackRock Liquidity Funds TempFund - Institutional Shares	331,931	331,931
TOTAL SHORT-TERM INVESTMENTS (Cost $663,862)		663,862
TOTAL INVESTMENTS — 100.0% (Cost $23,834,105)		$24,837,273

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$24,002,407	$24,002,407	$—	$—
REAL ESTATE INVESTMENT TRUSTS	171,004	171,004	—	—
SHORT-TERM INVESTMENTS	663,862	663,862	—	—
TOTAL INVESTMENTS	$24,837,273	$24,837,273	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 99.5%
Aerospace & Defense — 1.0%
United Technologies Corp.	20,393	$1,059,620
Auto Manufacturers — 2.2%
Ford Motor Co.*	392,540	2,382,718
Auto Parts & Equipment — 0.8%
Johnson Controls, Inc.	38,440	834,917
Banks — 6.1%
Bank of America Corp.	161,080	2,126,256
JPMorgan Chase & Co.	43,440	1,481,738
Morgan Stanley	58,066	1,655,462
State Street Corp.	27,900	1,316,880
		6,580,336
Beverages — 0.7%
Coca-Cola Enterprises, Inc.	45,990	765,733
Biotechnology — 4.0%
Celgene Corp.*	36,120	1,727,981
Gilead Sciences, Inc.*	54,217	2,539,524
		4,267,505
Chemicals — 1.9%
Praxair, Inc.	28,180	2,002,753
Commercial Services — 1.4%
Mastercard, Inc., Class A	8,900	1,489,059
Computers — 8.3%
Apple, Inc.*	27,570	3,926,795
Hewlett-Packard Co.	70,804	2,736,575
International Business Machines Corp.	21,850	2,281,577
		8,944,947
Diversified Financial Services — 0.9%
Invesco Ltd.	51,460	917,017
Electronics — 3.5%
Amphenol Corp., Class A	31,910	1,009,633
Thermo Fisher Scientific, Inc.*	27,943	1,139,236
Tyco Electronics Ltd.	88,590	1,646,888
		3,795,757
Energy — Alternate Sources — 1.2%
First Solar, Inc.*	7,720	1,251,566
Engineering & Construction — 2.5%
Fluor Corp.	41,470	2,126,996
Foster Wheeler AG*	25,530	606,338
		2,733,334
Healthcare Products — 3.2%
Baxter International, Inc.	14,490	767,390
Covidien Plc	32,800	1,228,032
St. Jude Medical, Inc.*	34,820	1,431,102
		3,426,524
Healthcare Services — 1.1%
UnitedHealth Group, Inc.	47,940	1,197,541

	Number of Shares	Value†
Internet — 5.5%
Amazon.com, Inc.*	15,900	$1,330,194
Equinix, Inc.*	22,470	1,634,468
Expedia, Inc.*	49,620	749,758
Google, Inc., Class A*	5,240	2,209,132
		5,923,552
Iron & Steel — 3.4%
Nucor Corp.	58,620	2,604,486
Steel Dynamics, Inc.	72,242	1,064,125
		3,668,611
Machinery — Construction & Mining — 0.0%
Caterpillar, Inc.	1,175	38,822
Media — 3.4%
The DIRECTV Group, Inc.*	80,640	1,992,614
Time Warner, Inc.	63,597	1,602,009
		3,594,623
Miscellaneous Manufacturing — 3.1%
Ingersoll-Rand Plc, Class A*	43,459	908,293
Tyco International Ltd.	94,820	2,463,424
		3,371,717
Oil & Gas — 6.8%
Noble Corp.	48,390	1,463,798
Noble Energy, Inc.	44,530	2,625,934
Suncor Energy, Inc.	59,660	1,810,084
Transocean, Inc.*	18,820	1,398,138
		7,297,954
Oil & Gas Services — 1.9%
Weatherford International Ltd.*	105,500	2,063,580
Pharmaceuticals — 3.7%
Abbott Laboratories	34,789	1,636,474
Teva Pharmaceutical Industries Ltd. ADR	47,443	2,340,838
		3,977,312
Retail — 8.1%
CVS Caremark Corp.	90,531	2,885,223
Lowe's Cos., Inc.	56,490	1,096,471
Wal-Mart Stores, Inc.	42,800	2,073,232
Yum! Brands, Inc.	77,740	2,591,851
		8,646,777
Semiconductors — 6.5%
Broadcom Corp., Class A*	65,495	1,623,621
Intel Corp.	103,050	1,705,478
Micron Technology, Inc.*	222,280	1,124,737
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	187,520	1,764,563
Texas Instruments, Inc.	37,330	795,129
		7,013,528
Software — 7.7%
Activision Blizzard, Inc.*	89,820	1,134,427
Microsoft Corp.	196,480	4,670,329

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Oracle Corp.	114,110	$2,444,236
		8,248,992
Telecommunications — 9.4%
American Tower Corp., Class A*	85,546	2,697,265
Cisco Systems, Inc.*	125,940	2,347,522
Juniper Networks, Inc.*	57,850	1,365,260
QUALCOMM, Inc.	81,214	3,670,873
		10,080,920
Transportation — 1.2%
J.B. Hunt Transport Services, Inc.	42,805	1,306,837
TOTAL COMMON STOCKS (Cost $108,864,301)		106,882,552
SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	288,819	288,819
BlackRock Liquidity Funds TempFund - Institutional Shares	288,819	288,819
TOTAL SHORT-TERM INVESTMENTS (Cost $577,638)		577,638
TOTAL INVESTMENTS — 100.0% (Cost $109,441,939)		$107,460,190

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$106,882,552	$106,882,552	$—	$—
SHORT-TERM INVESTMENTS	577,638	577,638	—	—
TOTAL INVESTMENTS	$107,460,190	$107,460,190	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

LARGE CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 94.2%
Auto Manufacturers — 2.6%
Navistar International Corp.*	73,540	$3,206,344
Banks — 9.3%
Bank of America Corp.	147,210	1,943,172
JPMorgan Chase & Co.	81,250	2,771,438
Morgan Stanley	37,970	1,082,525
The Goldman Sachs Group, Inc.	18,830	2,776,295
Wells Fargo & Co.	110,040	2,669,570
		11,243,000
Beverages — 3.0%
Molson Coors Brewing Co., Class B	85,150	3,604,399
Chemicals — 5.2%
Lubrizol Corp.	115,970	5,486,541
Potash Corp. of Saskatchewan, Inc.	9,240	859,782
		6,346,323
Computers — 0.5%
Apple, Inc.*	4,420	629,541
Diversified Financial Services — 1.7%
National Financial Partners Corp.	100,420	735,074
SLM Corp.*	134,800	1,384,396
		2,119,470
Electric — 5.5%
Exelon Corp.	56,520	2,894,389
PG&E Corp.	99,910	3,840,541
		6,734,930
Entertainment — 0.2%
Cinemark Holdings, Inc.	20,070	227,192
Food — 5.4%
Campbell Soup Co.	43,760	1,287,419
The Kroger Co.	238,790	5,265,320
		6,552,739
Healthcare Products — 3.0%
Covidien Plc	96,080	3,597,235
Healthcare Services — 1.3%
Aetna, Inc.	63,370	1,587,418
Insurance — 7.5%
Assurant, Inc.	96,920	2,334,803
Everest Re Group Ltd.	36,800	2,633,776
MetLife, Inc.	121,280	3,639,613
Prudential Financial, Inc.	13,900	517,358
		9,125,550
Internet — 1.3%
Google, Inc., Class A*	3,660	1,543,019
Media — 7.0%
Cablevision Systems Corp., Class A	66,210	1,285,136
News Corp., Class A	414,964	3,780,322
Time Warner Cable, Inc.	109,556	3,469,639
		8,535,097

	Number of Shares	Value†
Miscellaneous Manufacturing — 4.4%
Tyco International Ltd.	203,690	$5,291,866
Oil & Gas — 15.1%
Apache Corp.	22,740	1,640,691
Chevron Corp.	87,630	5,805,488
Devon Energy Corp.	37,810	2,060,645
Exxon Mobil Corp.	44,610	3,118,685
Marathon Oil Corp.	106,340	3,204,024
Petroleo Brasileiro S.A. ADR	58,810	1,961,902
Valero Energy Corp.	34,960	590,474
		18,381,909
Pharmaceuticals — 9.2%
Merck & Co., Inc.	187,610	5,245,575
Pfizer, Inc.	192,470	2,887,050
Wyeth	68,130	3,092,421
		11,225,046
Retail — 3.7%
Bed Bath & Beyond, Inc.*	36,580	1,124,835
Walgreen Co.	113,000	3,322,200
		4,447,035
Telecommunications — 6.3%
AT&T, Inc.	191,047	4,745,607
Motorola, Inc.	261,430	1,733,281
QUALCOMM, Inc.	12,570	568,164
Sprint Nextel Corp.*	129,470	622,751
		7,669,803
Transportation — 0.9%
United Parcel Service, Inc., Class B	21,670	1,083,283
Trucking and Leasing — 1.1%
Aircastle Ltd.	174,190	1,280,297
TOTAL COMMON STOCKS (Cost $113,735,496)		114,431,496
SHORT-TERM INVESTMENTS — 5.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	3,525,097	3,525,097
BlackRock Liquidity Funds TempFund - Institutional Shares	3,525,096	3,525,096
TOTAL SHORT-TERM INVESTMENTS (Cost $7,050,193)		7,050,193
TOTAL INVESTMENTS — 100.0% (Cost $120,785,689)		$121,481,689

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

LARGE CAP VALUE FUND

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$114,431,496	$114,431,496	$—	$—
SHORT-TERM INVESTMENTS	7,050,193	7,050,193	—	—
TOTAL INVESTMENTS	$121,481,689	$121,481,689	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 95.9%
Aerospace & Defense — 4.3%
General Dynamics Corp.	14,537	$805,205
Lockheed Martin Corp.	24,114	1,944,794
United Technologies Corp.	49,121	2,552,327
		5,302,326
Apparel — 1.2%
NIKE, Inc., Class B	28,291	1,464,908
Banks — 14.5%
Bank of America Corp.	212,247	2,801,660
Capital One Financial Corp.	60,779	1,329,845
JPMorgan Chase & Co.	99,421	3,391,250
Northern Trust Corp.	27,535	1,478,079
PNC Financial Services Group, Inc.	64,780	2,514,112
The Goldman Sachs Group, Inc.	15,223	2,244,479
U.S. Bancorp	47,911	858,565
Wells Fargo & Co.	137,470	3,335,022
		17,953,012
Beverages — 1.4%
PepsiCo, Inc.	30,517	1,677,214
Biotechnology — 1.9%
Amgen, Inc.*	32,802	1,736,538
Biogen Idec, Inc.*	13,162	594,264
		2,330,802
Chemicals — 0.9%
Air Products & Chemicals, Inc.	16,520	1,067,027
Coal — 0.6%
Peabody Energy Corp.	25,444	767,391
Computers — 4.7%
Hewlett-Packard Co.	78,502	3,034,102
International Business Machines Corp.	26,327	2,749,066
		5,783,168
Cosmetics & Personal Care — 0.6%
The Procter & Gamble Co.	15,124	772,836
Diversified Financial Services — 0.8%
Franklin Resources, Inc.	13,211	951,324
Electric — 5.7%
American Electric Power Co., Inc.	27,939	807,158
FirstEnergy Corp.	49,873	1,932,579
NRG Energy, Inc.*	31,328	813,275
PG&E Corp.	24,597	945,508
Public Service Enterprise Group, Inc.	77,679	2,534,666
		7,033,186
Electrical Components & Equipment — 0.7%
Emerson Electric Co.	27,632	895,277
Electronics — 0.6%
Thermo Fisher Scientific, Inc.*	18,652	760,442
Environmental Control — 1.5%
Waste Management, Inc.	65,742	1,851,295

	Number of Shares	Value†
Food — 3.8%
Nestle SA ADR	77,454	$2,913,820
The Kroger Co.	80,447	1,773,856
		4,687,676
Healthcare Products — 2.9%
Boston Scientific Corp.*	107,024	1,085,224
Covidien Plc	30,018	1,123,874
Johnson & Johnson	25,194	1,431,019
		3,640,117
Healthcare Services — 1.2%
Aetna, Inc.	30,754	770,388
UnitedHealth Group, Inc.	30,473	761,215
		1,531,603
Insurance — 4.1%
MetLife, Inc.	55,964	1,679,480
Prudential Financial, Inc.	51,356	1,911,470
The Travelers Cos., Inc.	35,721	1,465,990
		5,056,940
Iron & Steel — 0.7%
Nucor Corp.	18,148	806,316
Machinery — Diversified — 0.7%
Deere & Co.	22,627	903,949
Media — 1.4%
Comcast Corp., Class A	61,258	887,628
Time Warner, Inc.	34,521	869,584
		1,757,212
Mining — 1.8%
BHP Billiton Ltd. ADR	23,352	1,278,055
Freeport-McMoRan Copper & Gold, Inc.	18,567	930,392
		2,208,447
Oil & Gas — 16.3%
Anadarko Petroleum Corp.	54,750	2,485,102
Apache Corp.	10,766	776,767
Chevron Corp.	46,474	3,078,902
Diamond Offshore Drilling, Inc.	10,183	845,698
Exxon Mobil Corp.	44,904	3,139,239
Hess Corp.	37,493	2,015,249
Occidental Petroleum Corp.	45,070	2,966,057
Total SA ADR	58,188	3,155,535
Transocean, Inc.*	11,351	843,266
XTO Energy, Inc.	23,298	888,586
		20,194,401
Pharmaceuticals — 5.6%
Abbott Laboratories	38,221	1,797,916
Bristol-Myers Squibb Co.	50,879	1,033,352
Merck & Co., Inc.	50,000	1,398,000
Pfizer, Inc.	177,951	2,669,265
		6,898,533

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 9.2%
Best Buy Co., Inc.	63,035	$2,111,042
CVS Caremark Corp.	86,863	2,768,324
McDonald's Corp.	44,217	2,542,035
Staples, Inc.	88,908	1,793,274
TJX Cos., Inc.	33,534	1,054,980
Wal-Mart Stores, Inc.	21,941	1,062,822
		11,332,477
Software — 1.6%
Microsoft Corp.	52,842	1,256,054
Oracle Corp.	32,412	694,265
		1,950,319
Telecommunications — 5.8%
AT&T, Inc.	108,976	2,706,964
Cisco Systems, Inc.*	40,329	751,733
Telefonaktiebolaget LM Ericsson ADR	101,340	991,105
Verizon Communications, Inc.	89,987	2,765,300
		7,215,102
Transportation — 1.4%
Burlington Northern Santa Fe Corp.	23,431	1,723,116
TOTAL COMMON STOCKS (Cost $127,095,185)		118,516,416
REAL ESTATE INVESTMENT TRUSTS — 1.8%
Apartments — 1.0%
AvalonBay Communities, Inc.	22,316	1,248,357
Office Property — 0.8%
Boston Properties, Inc.	20,493	977,516
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,202,614)		2,225,873
SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,444,283	1,444,283
BlackRock Liquidity Funds TempFund - Institutional Shares	1,444,282	1,444,282
TOTAL SHORT-TERM INVESTMENTS (Cost $2,888,565)		2,888,565
TOTAL INVESTMENTS — 100.0% (Cost $132,186,364)		$123,630,854

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$118,516,416	$118,516,416	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,225,873	2,225,873	—	—
SHORT-TERM INVESTMENTS	2,888,565	2,888,565	—	—
TOTAL INVESTMENTS	$123,630,854	$123,630,854	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — 96.6%
Advertising — 0.2%
Interpublic Group of Cos., Inc.*	12,834	$64,812
Omnicom Group, Inc.	7,667	242,124
		306,936
Aerospace & Defense — 2.2%
Boeing Co.	18,603	790,627
General Dynamics Corp.	9,697	537,117
Goodrich Corp.	3,147	157,256
L-3 Communications Holdings, Inc.	2,900	201,202
Lockheed Martin Corp.	8,309	670,121
Northrop Grumman Corp.	8,192	374,210
Raytheon Co.	9,976	443,234
Rockwell Collins, Inc.	3,945	164,625
United Technologies Corp.	23,742	1,233,634
		4,572,026
Agriculture — 1.9%
Altria Group, Inc.	52,778	865,032
Archer-Daniels-Midland Co.	15,999	428,293
Lorillard, Inc.	4,203	284,837
Philip Morris International, Inc.	49,671	2,166,649
Reynolds American, Inc.	4,151	160,312
		3,905,123
Airlines — 0.1%
Southwest Airlines Co.	17,817	119,908
Apparel — 0.4%
Coach, Inc.	8,277	222,486
NIKE, Inc., Class B	9,823	508,635
Polo Ralph Lauren Corp.	1,428	76,455
V.F. Corp.	2,108	116,678
		924,254
Auto Manufacturers — 0.4%
Ford Motor Co.*	81,067	492,077
PACCAR, Inc.	9,244	300,522
		792,599
Auto Parts & Equipment — 0.2%
Johnson Controls, Inc.	15,311	332,555
The Goodyear Tire & Rubber Co.*	6,806	76,635
		409,190
Banks — 8.0%
Bank of America Corp.	204,635	2,701,182
BB&T Corp.	16,199	356,054
Capital One Financial Corp.	11,641	254,705
Citigroup, Inc.	138,822	412,301
Comerica, Inc.	3,844	81,301
Fifth Third Bancorp	18,546	131,677
First Horizon National Corp.*	5,593	67,110
Huntington Bancshares, Inc.	9,465	39,564
JPMorgan Chase & Co.	98,664	3,365,429
KeyCorp	17,899	93,791
M&T Bank Corp.	1,908	97,174
Marshall & Ilsley Corp.	6,371	30,581

	Number of Shares	Value†
Banks — (continued)
Morgan Stanley	34,163	$973,987
Northern Trust Corp.	5,747	308,499
PNC Financial Services Group, Inc.	11,683	453,417
Regions Financial Corp.	26,994	109,056
State Street Corp.	12,147	573,338
SunTrust Banks, Inc.	11,788	193,913
The Bank of New York Mellon Corp.	30,280	887,507
The Goldman Sachs Group, Inc.	12,643	1,864,084
U.S. Bancorp	47,656	853,995
Wells Fargo & Co.	117,837	2,858,726
Zions Bancorporation	2,904	33,570
		16,740,961
Beverages — 2.5%
Brown-Forman Corp., Class B	2,462	105,817
Coca-Cola Enterprises, Inc.	7,928	132,001
Constellation Brands, Inc., Class A*	5,023	63,692
Dr. Pepper Snapple Group, Inc.*	6,000	127,140
Molson Coors Brewing Co., Class B	3,738	158,229
PepsiCo, Inc.	39,633	2,178,230
The Coca-Cola Co.	50,585	2,427,574
The Pepsi Bottling Group, Inc.	3,548	120,064
		5,312,747
Biotechnology — 1.9%
Amgen, Inc.*	25,601	1,355,317
Biogen Idec, Inc.*	7,633	344,630
Celgene Corp.*	11,628	556,284
Genzyme Corp.*	6,730	374,659
Gilead Sciences, Inc.*	22,949	1,074,931
Life Technologies Corp.*	4,459	186,029
Millipore Corp.*	1,277	89,658
		3,981,508
Building Materials — 0.0%
Masco Corp.	8,877	85,042
Chemicals — 1.8%
Air Products & Chemicals, Inc.	5,321	343,683
CF Industries Holdings, Inc.	1,200	88,968
E.I. du Pont de Nemours & Co.	23,123	592,411
Eastman Chemical Co.	1,991	75,459
Ecolab, Inc.	4,333	168,944
International Flavors & Fragrances, Inc.	2,075	67,894
Monsanto Co.	13,937	1,036,077
PPG Industries, Inc.	4,010	176,039
Praxair, Inc.	7,826	556,194
Sigma-Aldrich Corp.	3,222	159,682
The Dow Chemical Co.	27,004	435,845
The Sherwin-Williams Co.	2,434	130,827
		3,832,023
Coal — 0.2%
Consol Energy, Inc.	4,476	152,005
Massey Energy Co.	1,574	30,756
Peabody Energy Corp.	6,612	199,418
		382,179

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — 1.2%
Apollo Group, Inc., Class A*	2,743	$195,082
Automatic Data Processing, Inc.	12,743	451,612
Convergys Corp.*	2,417	22,430
DeVry, Inc.	1,500	75,060
Donnelley (R.R.) & Sons Co.	5,353	62,202
Equifax, Inc.	3,334	87,018
H&R Block, Inc.	8,066	138,977
Iron Mountain, Inc.*	4,300	123,625
Mastercard, Inc., Class A	1,825	305,341
Monster Worldwide, Inc.*	3,731	44,063
Moody's Corp.	4,973	131,039
Paychex, Inc.	8,375	211,050
Quanta Services, Inc.*	4,900	113,337
Robert Half International, Inc.	4,007	94,645
The Washington Post Co., Class B	163	57,405
The Western Union Co.	18,178	298,119
Total System Services, Inc.	5,077	67,981
		2,478,986
Computers — 5.5%
Affiliated Computer Services, Inc., Class A*	2,485	110,384
Apple, Inc.*	22,650	3,226,039
Cognizant Technology Solutions Corp., Class A*	7,152	190,958
Computer Sciences Corp.*	3,757	166,435
Dell, Inc.*	43,342	595,086
EMC Corp.*	50,648	663,489
Hewlett-Packard Co.	60,354	2,332,682
International Business Machines Corp.	33,473	3,495,251
Lexmark International, Inc., Class A*	1,721	27,278
NetApp, Inc.*	8,221	162,118
SanDisk Corp.*	5,897	86,627
Sun Microsystems, Inc.*	18,896	174,221
Teradata Corp.*	4,616	108,153
Western Digital Corp.*	5,600	148,400
		11,487,121
Cosmetics & Personal Care — 2.4%
Avon Products, Inc.	10,950	282,291
Colgate-Palmolive Co.	12,635	893,800
The Estee Lauder Cos., Inc., Class A	2,937	95,952
The Procter & Gamble Co.	73,753	3,768,778
		5,040,821
Distribution & Wholesale — 0.2%
Fastenal Co.	3,200	106,144
Genuine Parts Co.	4,005	134,408
Grainger (W.W.), Inc.	1,672	136,903
		377,455
Diversified Financial Services — 1.7%
American Express Co.	29,965	696,387
Ameriprise Financial, Inc.	6,446	156,445
CIT Group, Inc.	11,129	23,927
CME Group, Inc.	1,712	532,620
Discover Financial Services	11,778	120,960
E*TRADE Financial Corp.*	16,712	21,391

	Number of Shares	Value†
Diversified Financial Services — (continued)
Federated Investors, Inc., Class B	2,495	$60,105
Franklin Resources, Inc.	3,852	277,383
IntercontinentalExchange, Inc.*	1,880	214,771
Invesco Ltd.	9,467	168,702
Janus Capital Group, Inc.	4,666	53,193
Legg Mason, Inc.	3,461	84,379
NYSE Euronext, Inc.	6,585	179,441
SLM Corp.*	11,534	118,454
T. Rowe Price Group, Inc.	6,381	265,896
The Charles Schwab Corp.	23,769	416,908
The NASDAQ OMX Group, Inc.*	3,100	66,061
		3,457,023
Diversified Operations — 0.0%
Leucadia National Corp.*	4,360	91,952
Electric — 3.6%
Allegheny Energy, Inc.	4,187	107,397
Ameren Corp.	5,098	126,889
American Electric Power Co., Inc.	11,957	345,438
CMS Energy Corp.	5,807	70,149
Consolidated Edison, Inc.	6,934	259,470
Constellation Energy Group, Inc.	5,190	137,950
Dominion Resources, Inc.	14,509	484,891
DTE Energy Co.	3,992	127,744
Duke Energy Corp.	32,543	474,802
Dynegy, Inc., Class A*	9,721	22,067
Edison International	8,374	263,446
Entergy Corp.	4,747	367,987
Exelon Corp.	16,635	851,878
FirstEnergy Corp.	7,764	300,855
FPL Group, Inc.	10,385	590,491
Integrys Energy Group, Inc.	1,995	59,830
Northeast Utilities	4,500	100,395
Pepco Holdings, Inc.	5,540	74,458
PG&E Corp.	9,290	357,108
Pinnacle West Capital Corp.	2,569	77,455
PPL Corp.	9,598	316,350
Progress Energy, Inc.	7,013	265,302
Public Service Enterprise Group, Inc.	12,849	419,263
SCANA Corp.	2,800	90,916
Southern Co.	19,711	614,195
TECO Energy, Inc.	5,423	64,696
The AES Corp.*	16,444	190,915
Wisconsin Energy Corp.	3,100	126,201
Xcel Energy, Inc.	11,730	215,949
		7,504,487
Electrical Components & Equipment — 0.3%
Emerson Electric Co.	19,076	618,062
Molex, Inc.	3,823	59,448
		677,510
Electronics — 0.5%
Agilent Technologies, Inc.*	8,645	175,580
Amphenol Corp., Class A	4,500	142,380

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
FLIR Systems, Inc.*	4,000	$90,240
Jabil Circuit, Inc.	6,192	45,945
PerkinElmer, Inc.	3,116	54,218
Thermo Fisher Scientific, Inc.*	10,582	431,428
Waters Corp.*	2,258	116,219
		1,056,010
Engineering & Construction — 0.2%
Fluor Corp.	4,770	244,653
Jacobs Engineering Group, Inc.*	2,983	125,555
		370,208
Entertainment — 0.1%
International Game Technology	7,857	124,926
Environmental Control — 0.3%
Republic Services, Inc.	7,914	193,181
Stericycle, Inc.*	2,000	103,060
Waste Management, Inc.	12,500	352,000
		648,241
Food — 2.0%
Campbell Soup Co.	5,316	156,397
ConAgra Foods, Inc.	11,502	219,228
Dean Foods Co.*	3,972	76,223
General Mills, Inc.	8,355	468,047
Heinz (H.J.) Co.	8,166	291,526
Hormel Foods Corp.	1,700	58,718
Kellogg Co.	6,566	305,779
Kraft Foods, Inc., Class A	36,963	936,642
McCormick & Co., Inc.	3,308	107,609
Safeway, Inc.	10,570	215,311
Sara Lee Corp.	17,219	168,058
SUPERVALU, Inc.	4,753	61,551
SYSCO Corp.	15,152	340,617
The Hershey Co.	4,087	147,132
The J.M. Smucker Co.	2,834	137,902
The Kroger Co.	16,545	364,817
Tyson Foods, Inc., Class A	7,849	98,976
Whole Foods Market, Inc.	3,743	71,042
		4,225,575
Forest Products & Paper — 0.2%
International Paper Co.	10,367	156,853
MeadWestvaco Corp.	4,699	77,110
Weyerhaeuser Co.	5,433	165,326
		399,289
Gas — 0.3%
Centerpoint Energy, Inc.	8,722	96,640
Nicor, Inc.	883	30,569
NiSource, Inc.	7,065	82,378
Sempra Energy	6,198	307,607
		517,194

	Number of Shares	Value†
Hand & Machine Tools — 0.1%
Black & Decker Corp.	1,496	$42,875
Snap-On, Inc.	1,628	46,789
The Stanley Works	2,033	68,797
		158,461
Healthcare Products — 3.9%
Bard (C.R.), Inc.	2,442	181,807
Baxter International, Inc.	15,675	830,148
Becton, Dickinson & Co.	6,075	433,208
Boston Scientific Corp.*	38,148	386,821
DENTSPLY International, Inc.	3,900	119,028
Hospira, Inc.*	3,912	150,690
Intuitive Surgical, Inc.*	957	156,623
Johnson & Johnson	69,741	3,961,289
Medtronic, Inc.	28,573	996,912
Patterson Cos., Inc.*	2,374	51,516
St. Jude Medical, Inc.*	8,830	362,913
Stryker Corp.	6,173	245,315
Varian Medical Systems, Inc.*	3,057	107,423
Zimmer Holdings, Inc.*	5,829	248,315
		8,232,008
Healthcare Services — 1.3%
Aetna, Inc.	11,585	290,204
CIGNA Corp.	6,694	161,258
Coventry Health Care, Inc.*	4,167	77,965
DaVita, Inc.*	2,749	135,965
Humana, Inc.*	4,110	132,589
Laboratory Corp. of America Holdings*	2,777	188,253
Quest Diagnostics, Inc.	3,887	219,343
Tenet Healthcare Corp.*	9,374	26,435
UnitedHealth Group, Inc.	30,641	765,412
WellPoint, Inc.*	12,595	640,960
		2,638,384
Home Builders — 0.1%
Centex Corp.	2,416	20,439
Horton (D.R.), Inc.	7,276	68,103
KB Home	1,507	20,616
Lennar Corp., Class A	2,736	26,512
Pulte Homes, Inc.	5,679	50,146
		185,816
Home Furnishings — 0.0%
Harman International Industries, Inc.	1,138	21,394
Whirlpool Corp.	1,669	71,033
		92,427
Household Products & Wares — 0.5%
Avery Dennison Corp.	2,783	71,468
Clorox Co.	3,397	189,655
Fortune Brands, Inc.	3,707	128,781
Kimberly-Clark Corp.	10,587	555,076
		944,980
Housewares — 0.0%
Newell Rubbermaid, Inc.	7,117	74,088

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 2.3%
Aflac, Inc.	12,100	$376,189
American International Group, Inc.*	65,709	76,223
AON Corp.	6,944	262,969
Assurant, Inc.	2,973	71,620
Chubb Corp.	9,051	360,954
Cincinnati Financial Corp.	4,092	91,456
Genworth Financial, Inc., Class A	8,469	59,198
Hartford Financial Services Group, Inc.	8,757	103,946
Lincoln National Corp.	7,473	128,610
Loews Corp.	9,284	254,382
Marsh & McLennan Cos., Inc.	13,109	263,884
MBIA, Inc.*	4,152	17,978
MetLife, Inc.	20,685	620,757
Principal Financial Group, Inc.	7,865	148,177
Prudential Financial, Inc.	11,530	429,147
The Allsate Corp.	13,676	333,694
The Progressive Corp.*	17,356	262,249
The Travelers Cos., Inc.	14,731	604,560
Torchmark Corp.	2,257	83,599
Unum Group	8,476	134,429
XL Capital Ltd., Class A	7,749	88,804
		4,772,825
Internet — 2.4%
Akamai Technologies, Inc.*	4,391	84,220
Amazon.com, Inc.*	8,047	673,212
eBay, Inc.*	26,928	461,277
Expedia, Inc.*	5,788	87,457
Google, Inc., Class A*	6,097	2,570,434
McAfee, Inc.*	4,000	168,760
Symantec Corp.*	21,138	328,907
VeriSign, Inc.*	4,909	90,718
Yahoo!, Inc.*	35,720	559,375
		5,024,360
Iron & Steel — 0.3%
AK Steel Holding Corp..	2,192	42,064
Allegheny Technologies, Inc.	2,678	93,543
Nucor Corp.	8,035	356,995
United States Steel Corp.	3,103	110,901
		603,503
Leisure Time — 0.2%
Carnival Corp.	11,245	289,783
Harley-Davidson, Inc.	5,728	92,851
		382,634
Lodging — 0.2%
Marriott International, Inc., Class A	7,306	161,240
Starwood Hotels & Resorts Worldwide, Inc.	4,852	107,715
Wyndham Worldwide Corp.	5,160	62,539
Wynn Resorts Ltd.*	1,900	67,070
		398,564
Machinery — Construction & Mining — 0.2%
Caterpillar, Inc.	15,228	503,133

	Number of Shares	Value†
Machinery — Diversified — 0.4%
Cummins, Inc.	5,274	$185,698
Deere & Co.	10,732	428,743
Flowserve Corp.	1,300	90,753
Rockwell Automation, Inc.	3,671	117,913
The Manitowoc Co., Inc.	2,543	13,376
		836,483
Media — 2.3%
CBS Corp., Class B	16,525	114,353
Comcast Corp., Class A	73,434	1,064,059
Gannett Co., Inc.	4,474	15,972
Meredith Corp.	724	18,498
News Corp., Class A	58,260	530,749
Scripps Networks Interactive, Inc., Class A	2,356	65,567
The DIRECTV Group, Inc.*	13,500	333,585
The McGraw-Hill Cos., Inc.	7,686	231,425
The New York Times Co., Class A	2,813	15,500
The Walt Disney Co.	46,677	1,088,974
Time Warner Cable, Inc.	9,096	288,070
Time Warner, Inc.	30,304	763,358
Viacom, Inc., Class B*	14,981	340,069
		4,870,179
Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp.	3,425	250,128
Mining — 0.7%
Alcoa, Inc.	23,248	240,152
Freeport-McMoRan Copper & Gold, Inc.	10,598	531,066
Newmont Mining Corp.	12,383	506,093
Titanium Metals Corp.	1,912	17,571
Vulcan Materials Co.	3,041	131,067
		1,425,949
Miscellaneous Manufacturing — 3.2%
3M Co.	17,480	1,050,548
Cooper Industries Ltd., Class A	4,304	133,639
Danaher Corp.	6,484	400,322
Dover Corp.	4,605	152,380
Eastman Kodak Co.	5,639	16,692
Eaton Corp.	4,020	179,332
General Electric Co.	268,325	3,144,769
Honeywell International, Inc.	18,508	581,151
Illinois Tool Works, Inc.	9,873	368,658
ITT Corp.	4,454	198,203
Leggett & Platt, Inc.	4,354	66,311
Pall Corp.	2,645	70,251
Parker Hannifin Corp.	4,181	179,616
Textron, Inc.	6,076	58,694
		6,600,566
Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	5,161	113,181
Xerox Corp.	21,192	137,324
		250,505

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 10.2%
Anadarko Petroleum Corp.	12,459	$565,514
Apache Corp.	8,527	615,223
Cabot Oil & Gas Corp.	2,622	80,338
Chesapeake Energy Corp.	14,510	287,733
Chevron Corp.	50,970	3,376,762
ConocoPhillips	37,680	1,584,821
Denbury Resources, Inc.*	6,000	88,380
Devon Energy Corp.	11,229	611,980
Diamond Offshore Drilling, Inc.	1,800	149,490
ENSCO International, Inc.	3,524	122,882
EOG Resources, Inc.	6,358	431,835
EQT Corp.	3,100	108,221
Exxon Mobil Corp.	123,482	8,632,627
Hess Corp.	7,197	386,839
Marathon Oil Corp.	18,151	546,890
Murphy Oil Corp.	4,917	267,091
Nabors Industries Ltd.*	6,908	107,627
Noble Energy, Inc.	4,469	263,537
Occidental Petroleum Corp.	20,658	1,359,503
Pioneer Natural Resources Co.	2,900	73,950
Questar Corp.	4,290	133,247
Range Resources Corp.	3,823	158,310
Rowan Cos., Inc.	3,203	61,882
Southwestern Energy Co.*	8,790	341,492
Sunoco, Inc.	2,986	69,275
Tesoro Corp.	3,894	49,571
Valero Energy Corp.	13,340	225,313
XTO Energy, Inc.	14,602	556,920
		21,257,253
Oil & Gas Services — 1.6%
Baker Hughes, Inc.	7,926	288,823
BJ Services Co.	7,250	98,818
Cameron International Corp.*	5,339	151,094
FMC Technologies, Inc.*	3,100	116,498
Halliburton Co.	22,369	463,038
National-Oilwell Varco, Inc.*	10,623	346,947
Schlumberger Ltd.	30,444	1,647,325
Smith International, Inc.	5,221	134,441
		3,246,984
Packaging and Containers — 0.2%
Ball Corp.	2,413	108,971
Bemis Co., Inc.	2,549	64,235
Owens-Illinois, Inc.*	4,000	112,040
Pactiv Corp.*	3,358	72,868
Sealed Air Corp.	4,033	74,409
		432,523
Pharmaceuticals — 6.3%
Abbott Laboratories	39,296	1,848,484
Allergan, Inc.	7,816	371,885
AmerisourceBergen Corp.	7,300	129,502
Bristol-Myers Squibb Co.	50,533	1,026,325
Cardinal Health, Inc.	9,282	283,565
Cephalon, Inc.*	1,800	101,970

	Number of Shares	Value†
Pharmaceuticals — (continued)
Eli Lilly & Co.	25,454	$881,726
Express Scripts, Inc.*	6,813	468,394
Forest Laboratories, Inc.*	7,462	187,371
King Pharmaceuticals, Inc.*	6,325	60,910
McKesson Corp.	7,125	313,500
Medco Health Solutions, Inc.*	12,313	561,596
Merck & Co., Inc.	53,699	1,501,424
Mylan, Inc.*	7,956	103,826
Pfizer, Inc.	171,469	2,572,035
Schering-Plough Corp.	41,525	1,043,108
Watson Pharmaceuticals, Inc.*	2,643	89,043
Wyeth	33,888	1,538,176
		13,082,840
Pipelines — 0.3%
El Paso Corp.	17,041	157,288
Spectra Energy Corp.	16,084	272,141
The Williams Cos., Inc.	15,134	236,242
		665,671
Real Estate — 0.0%
CB Richard Ellis Group, Inc., Class A*	6,701	62,721
Retail — 6.3%
Abercrombie & Fitch Co., Class A	2,300	58,397
AutoNation, Inc.*	2,619	45,440
AutoZone, Inc.*	1,041	157,306
Bed Bath & Beyond, Inc.*	6,366	195,755
Best Buy Co., Inc.	8,568	286,942
Big Lots, Inc.*	2,297	48,306
Costco Wholesale Corp.	10,977	501,649
CVS Caremark Corp.	37,067	1,181,325
Darden Restaurants, Inc.	3,540	116,749
Family Dollar Stores, Inc.	3,533	99,984
GameStop Corp., Class A*	4,364	96,052
Home Depot, Inc.	43,204	1,020,911
J.C. Penney Co., Inc.	5,444	156,297
Kohl's Corp.*	7,701	329,218
Limited Brands, Inc.	7,360	88,099
Lowe's Cos., Inc.	37,040	718,946
Macy's, Inc.	10,327	121,446
McDonald's Corp.	27,878	1,602,706
Nordstrom, Inc.	4,237	84,274
O'Reilly Automotive, Inc.*	3,200	121,856
Office Depot, Inc.*	5,343	24,364
RadioShack Corp.	2,567	35,835
Sears Holding Corp.*	1,369	91,066
Staples, Inc.	18,137	365,823
Starbucks Corp.*	19,144	265,910
Target Corp.	19,232	759,087
The Gap, Inc.	11,482	188,305
Tiffany & Co.	3,164	80,239
TJX Cos., Inc.	10,709	336,905
Wal-Mart Stores, Inc.	56,826	2,752,651
Walgreen Co.	25,179	740,263
Yum! Brands, Inc.	11,869	395,712
		13,067,818

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	12,657	$168,212
People's United Financial, Inc.	9,000	135,360
		303,572
Semiconductors — 2.4%
Advanced Micro Devices, Inc.*	11,868	45,929
Altera Corp.	7,465	121,530
Analog Devices, Inc.	7,076	175,343
Applied Materials, Inc.	33,721	369,920
Broadcom Corp., Class A*	10,751	266,517
Intel Corp.	141,475	2,341,411
KLA-Tencor Corp.	4,327	109,257
Linear Technology Corp.	5,441	127,047
LSI Corp.*	17,472	79,672
MEMC Electronic Materials, Inc.*	5,556	98,953
Microchip Technology, Inc.	4,718	106,391
Micron Technology, Inc.*	21,486	108,719
National Semiconductor Corp.	4,223	52,999
Novellus Systems, Inc.*	1,953	32,615
NVIDIA Corp.*	13,754	155,283
QLogic Corp.*	2,593	32,879
Teradyne, Inc.*	3,357	23,029
Texas Instruments, Inc.	32,181	685,455
Xilinx, Inc.	6,864	140,438
		5,073,387
Software — 4.2%
Adobe Systems, Inc.*	13,405	379,361
Autodesk, Inc.*	5,481	104,029
BMC Software, Inc.*	4,837	163,442
CA, Inc.	9,639	168,008
Citrix Systems, Inc.*	4,591	146,407
Compuware Corp.*	5,119	35,116
Dun & Bradstreet Corp.	1,400	113,694
Electronic Arts, Inc.*	7,730	167,896
Fidelity National Information Services, Inc.	5,059	100,978
Fiserv, Inc.*	4,007	183,120
IMS Health, Inc.	4,648	59,030
Intuit, Inc.*	8,380	235,981
Microsoft Corp.	194,215	4,616,491
Novell, Inc.*	6,923	31,361
Oracle Corp.	95,813	2,052,314
Salesforce.com, Inc.*	2,700	103,059
		8,660,287
Telecommunications — 6.4%
American Tower Corp., Class A*	10,059	317,160
AT&T, Inc.	149,743	3,719,616
CenturyTel, Inc.	2,563	78,684
Ciena Corp.*	1,765	18,268
Cisco Systems, Inc.*	145,880	2,719,203
Corning, Inc.	39,815	639,429
Embarq Corp.	3,586	150,827
Frontier Communications Corp.	8,044	57,434
Harris Corp.	3,300	93,588
JDS Uniphase Corp.*	4,496	25,717

	Number of Shares	Value†
Telecommunications — (continued)
Juniper Networks, Inc.*	13,371	$315,556
MetroPCS Communications, Inc.*	6,400	85,184
Motorola, Inc.	58,126	385,375
QUALCOMM, Inc.	41,971	1,897,089
Qwest Communications International, Inc.	38,170	158,406
Sprint Nextel Corp.*	72,983	351,048
Tellabs, Inc.*	10,976	62,893
Verizon Communications, Inc.	72,276	2,221,042
Windstream Corp.	11,251	94,058
		13,390,577
Textiles — 0.0%
Cintas Corp.	3,455	78,912
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,312	80,283
Mattel, Inc.	8,881	142,540
		222,823
Transportation — 1.9%
Burlington Northern Santa Fe Corp.	7,036	517,427
C.H. Robinson Worldwide, Inc.	4,439	231,494
CSX Corp.	9,922	343,599
Expeditors International of Washington, Inc.	5,273	175,802
FedEx Corp.	7,966	443,069
Norfolk Southern Corp.	9,352	352,290
Ryder System, Inc.	1,125	31,410
Union Pacific Corp.	12,610	656,477
United Parcel Service, Inc., Class B	25,374	1,268,446
		4,020,014
TOTAL COMMON STOCKS (Cost $260,738,178)		201,631,669
REAL ESTATE INVESTMENT TRUSTS — 0.9%
Apartments — 0.1%
Apartment Investment & Management Co., Class A	2,762	24,444
AvalonBay Communities, Inc.	2,092	117,026
Equity Residential	7,092	157,655
		299,125
Forest Products & Paper — 0.1%
Plum Creek Timber Co.	4,147	123,498
Healthcare — 0.2%
HCP, Inc.	6,650	140,914
Health Care REIT, Inc.	2,900	98,890
Ventas, Inc.	4,200	125,412
		365,216
Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	12,818	107,543
Industrial — 0.0%
ProLogis	10,529	84,864

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Mixed Industrial/Office — 0.1%
Vornado Realty Trust	3,708	$166,971
Office Property — 0.1%
Boston Properties, Inc.	3,142	149,873
Regional Malls — 0.1%
Simon Property Group, Inc.	6,912	355,481
Storage & Warehousing — 0.1%
Public Storage	3,316	217,132
Strip Centers — 0.0%
Kimco Realty Corp.	8,464	85,063
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,114,067)		1,954,766
RIGHTS — 0.0%
Seagate Tax Refund Rights~* (Cost $0)	4,100	328
	Par (000)
U.S. TREASURY OBLIGATIONS — 0.3%
U. S. Treasury Bills 0.080%, 07/02/09	$50	50,000
0.320%, 07/02/09	25	25,000
0.160%, 09/10/09	633	632,794
TOTAL U.S. TREASURY OBLIGATIONS (Cost $707,800)		707,794
	Number of Shares
SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,281,373	2,281,373
BlackRock Liquidity Funds TempFund - Institutional Shares	2,281,373	2,281,373
TOTAL SHORT-TERM INVESTMENTS (Cost $4,562,746)		4,562,746
TOTAL INVESTMENTS — 100.0% (Cost $269,122,791)		$208,857,303

†  See Security Valuation Note.

*  Non-income producing security.

~  Fair valued security. The total market value of fair valued securities at June 30, 2009 is $328.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$201,631,669	$201,631,669	$—	$—
REAL ESTATE INVESTMENT TRUSTS	1,954,766	1,954,766	—	—
U.S. TREASURY OBLIGATIONS	707,794	—	707,794	—
RIGHTS	328	—	—	328
SHORT-TERM INVESTMENTS	4,562,746	4,562,746	—	—
TOTAL INVESTMENTS	$208,857,303	$208,149,181	$707,794	$328

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2008	$328
Transfers in and/or out of Level 3	—
Balance as of 6/30/2009	$328

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 96.2%
Airlines — 0.4%
Continental Airlines, Inc., Class B*	30,310	$268,547
Apparel — 1.9%
Coach, Inc.	34,840	936,499
The Warnaco Group, Inc.*	10,610	343,764
		1,280,263
Auto Manufacturers — 0.3%
Navistar International Corp.*	5,270	229,772
Auto Parts & Equipment — 1.3%
Magna International, Inc., Class A	7,760	327,782
The Goodyear Tire & Rubber Co.*	47,590	535,864
		863,646
Banks — 1.4%
Northern Trust Corp.	16,790	901,287
Beverages — 0.7%
Hansen Natural Corp.*	14,810	456,444
Biotechnology — 5.6%
Alexion Pharmaceuticals, Inc.*	30,370	1,248,814
Illumina, Inc.*	22,700	883,938
Life Technologies Corp.*	10,560	440,563
Myriad Genetics, Inc.*	8,210	292,687
United Therapeutics Corp.*	10,560	879,965
		3,745,967
Chemicals — 2.6%
Airgas, Inc.	10,260	415,838
CF Industries Holdings, Inc.	9,290	688,760
Ecolab, Inc.	15,420	601,226
		1,705,824
Coal — 1.2%
Consol Energy, Inc.	22,450	762,402
Commercial Services — 4.2%
Global Payments, Inc.	11,030	413,184
Paychex, Inc.	28,660	722,232
Quanta Services, Inc.*	17,530	405,469
Robert Half International, Inc.	35,050	827,881
VistaPrint Ltd.*	9,010	384,276
		2,753,042
Computers — 2.4%
Brocade Communications Systems, Inc.*	34,040	266,193
NetApp, Inc.*	50,100	987,972
Riverbed Technology, Inc.*	13,910	322,573
		1,576,738
Cosmetics & Personal Care — 2.1%
Alberto-Culver Co.	18,280	464,860
Avon Products, Inc.	35,100	904,878
		1,369,738
Distribution & Wholesale — 0.6%
Fastenal Co.	12,580	417,279

	Number of Shares	Value†
Diversified Financial Services — 4.5%
IntercontinentalExchange, Inc.*	7,610	$869,367
T. Rowe Price Group, Inc.	25,560	1,065,085
TD AMERITRADE Holding Corp.*	37,690	661,083
Waddell & Reed Financial, Inc. Class A	15,720	414,536
		3,010,071
Electric — 1.7%
PPL Corp.	25,720	847,731
The AES Corp.*	21,320	247,525
		1,095,256
Electrical Components & Equipment — 1.0%
Energizer Holdings, Inc.*	13,100	684,344
Engineering & Construction — 1.2%
McDermott International, Inc.*	27,740	563,399
URS Corp.*	5,290	261,961
		825,360
Entertainment — 0.7%
Penn National Gaming, Inc.*	14,970	435,777
Environmental Control — 0.5%
Stericycle, Inc.*	6,770	348,858
Food — 1.2%
Whole Foods Market, Inc.	42,510	806,840
Healthcare Products — 2.8%
Beckman Coulter, Inc.	5,970	341,126
Intuitive Surgical, Inc.*	2,970	486,070
St. Jude Medical, Inc.*	25,680	1,055,448
		1,882,644
Healthcare Services — 2.2%
DaVita, Inc.*	10,350	511,911
Laboratory Corp. of America Holdings*	13,790	934,824
		1,446,735
Home Builders — 1.7%
Horton (D.R.), Inc.	65,210	610,366
Pulte Homes, Inc.	57,370	506,577
		1,116,943
Internet — 6.1%
F5 Networks, Inc.*	35,800	1,238,322
McAfee, Inc.*	31,780	1,340,798
MercadoLibre, Inc.*	10,940	294,067
priceline.com, Inc.*	5,330	594,562
VeriSign, Inc.*	32,440	599,491
		4,067,240
Iron & Steel — 1.8%
Steel Dynamics, Inc.	36,300	534,699
United States Steel Corp.	18,040	644,750
		1,179,449
Leisure Time — 1.3%
WMS Industries, Inc.*	27,715	873,300

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 2.3%
Starwood Hotels & Resorts Worldwide, Inc.	39,280	$872,016
Wynn Resorts Ltd.*	19,240	679,172
		1,551,188
Machinery — Construction & Mining — 0.7%
Joy Global, Inc.	12,320	440,070
Machinery — Diversified — 1.3%
Cummins, Inc.	23,670	833,421
Media — 0.6%
Cablevision Systems Corp., Class A	20,870	405,087
Metal Fabricate/Hardware — 1.2%
Precision Castparts Corp.	10,580	772,657
Mining — 1.2%
Alcoa, Inc.	51,170	528,586
Teck Resources Ltd., Class B*	16,380	261,097
		789,683
Miscellaneous Manufacturing — 1.8%
ESCO Technologies, Inc.*	8,590	384,832
Parker Hannifin Corp.	18,270	784,879
		1,169,711
Oil & Gas — 4.2%
Nabors Industries Ltd.*	37,600	585,808
PetroHawk Energy Corp.*	37,440	834,912
Questar Corp.	13,650	423,969
Range Resources Corp.	22,905	948,496
		2,793,185
Oil & Gas Services — 1.2%
Cameron International Corp.*	27,550	779,665
Pharmaceuticals — 3.6%
Allergan, Inc.	8,350	397,293
AmerisourceBergen Corp.	24,800	439,952
Express Scripts, Inc.*	14,580	1,002,375
Myriad Pharmaceuticals, Inc.*	2,698	12,543
Omnicare, Inc.	20,840	536,839
		2,389,002
Real Estate — 0.4%
CB Richard Ellis Group, Inc., Class A*	29,860	279,490
Retail — 6.4%
Darden Restaurants, Inc.	16,820	554,724
Guess?, Inc.	40,800	1,051,824
Kohl's Corp.*	28,380	1,213,245
Nordstrom, Inc.	27,200	541,008
Urban Outfitters, Inc.*	42,530	887,601
		4,248,402
Semiconductors — 9.5%
ASML Holding N.V.	29,280	633,912
Broadcom Corp., Class A*	47,920	1,187,937
Lam Research Corp.*	27,440	713,440

	Number of Shares	Value†
Semiconductors — (continued)
Marvell Technology Group Ltd.*	56,310	$655,448
Micron Technology, Inc.*	181,700	919,402
Netlogic Microsystems, Inc.*	7,310	266,523
PMC-Sierra, Inc.*	85,420	679,943
Teradyne, Inc.*	81,720	560,599
Varian Semiconductor Equipment Associates, Inc.*	28,992	695,518
		6,312,722
Software — 4.6%
Activision Blizzard, Inc.*	55,630	702,607
Adobe Systems, Inc.*	16,400	464,120
BMC Software, Inc.*	7,330	247,681
Fiserv, Inc.*	12,330	563,481
MSCI, Inc. Class A*	25,230	616,621
Salesforce.com, Inc.*	12,510	477,506
		3,072,016
Telecommunications — 4.7%
Alcatel-Lucent ADR*	177,770	440,870
Atheros Communications, Inc.*	41,270	794,035
Ciena Corp.*	29,210	302,323
Juniper Networks, Inc.*	28,530	673,308
MetroPCS Communications, Inc.*	33,050	439,895
Millicom International Cellular S.A.*	8,610	484,399
		3,134,830
Transportation — 1.1%
C.H. Robinson Worldwide, Inc.	14,470	754,610
TOTAL COMMON STOCKS (Cost $62,542,730)		63,829,505
SHORT-TERM INVESTMENTS — 3.8%
BlackRock Liquidity Funds TempCash - Institutional Shares
(Cost $2,516,312)	2,516,312	2,516,312
TOTAL INVESTMENTS — 100.0% (Cost $65,059,042)		$66,345,817

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MID CAP GROWTH FUND

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$63,829,505	$63,829,505	$—	$—
SHORT-TERM INVESTMENTS	2,516,312	2,516,312	—	—
TOTAL INVESTMENTS	$66,345,817	$66,345,817	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 88.5%
Aerospace & Defense — 2.2%
Empresa Brasileira de Aeronautic S.A. ADR	41,600	$688,896
L-3 Communications Holdings, Inc.	11,900	825,622
		1,514,518
Auto Manufacturers — 0.8%
Navistar International Corp.*	11,800	514,480
Auto Parts & Equipment — 1.9%
Johnson Controls, Inc.	21,900	475,668
WABCO Holdings, Inc.	46,900	830,130
		1,305,798
Banks — 6.6%
Comerica, Inc.	30,100	636,615
Fifth Third Bancorp	36,400	258,440
First Horizon National Corp.*	73,159	877,904
KeyCorp	108,200	566,968
Morgan Stanley	39,100	1,114,741
Regions Financial Corp.	59,800	241,592
SunTrust Banks, Inc.	18,600	305,970
Zions Bancorporation	45,600	527,136
		4,529,366
Beverages — 2.4%
Constellation Brands, Inc., Class A*	59,100	749,388
Dr. Pepper Snapple Group, Inc.*	42,300	896,337
		1,645,725
Biotechnology — 1.0%
Charles River Laboratories International, Inc.*	19,600	661,500
Commercial Services — 2.4%
Lender Processing Services, Inc.	34,150	948,345
Moody's Corp.	26,700	703,545
		1,651,890
Computers — 1.3%
Affiliated Computer Services, Inc., Class A*	20,000	888,400
Diversified Financial Services — 3.3%
Invesco Ltd.	69,200	1,233,144
Jefferies Group, Inc.*	47,600	1,015,308
		2,248,452
Electric — 8.5%
CMS Energy Corp.	73,800	891,504
DPL, Inc.	42,000	973,140
Entergy Corp.	7,400	573,648
FirstEnergy Corp.	17,800	689,750
NRG Energy, Inc.*	48,000	1,246,080
NV Energy, Inc.	76,600	826,514
PPL Corp.	18,600	613,056
		5,813,692
Electrical Components & Equipment — 1.5%
Energizer Holdings, Inc.*	19,300	1,008,232
Electronics — 0.9%
Avnet, Inc.*	28,500	599,355

	Number of Shares	Value†
Engineering & Construction — 2.0%
Chicago Bridge & Iron Co. NV	66,500	$824,600
McDermott International, Inc.*	27,300	554,463
		1,379,063
Food — 1.7%
ConAgra Foods, Inc.	34,700	661,382
The J.M. Smucker Co.	10,700	520,662
		1,182,044
Healthcare Products — 0.6%
Covidien Plc	11,300	423,072
Healthcare Services — 4.4%
Aetna, Inc.	31,100	779,055
CIGNA Corp.	25,200	607,068
Coventry Health Care, Inc.*	31,750	594,042
MEDNAX, Inc.*	24,400	1,027,972
		3,008,137
Home Builders — 1.4%
NVR, Inc.*	1,850	929,422
Home Furnishings — 1.7%
Whirlpool Corp.	27,400	1,166,144
Insurance — 6.7%
Assurant, Inc.	47,200	1,137,048
Fidelity National Financial, Inc., Class A	13,600	184,008
PartnerRe Ltd.	12,400	805,380
Principal Financial Group, Inc.	36,200	682,008
StanCorp Financial Group, Inc.	33,400	957,912
W. R. Berkley Corp.	36,200	777,214
		4,543,570
Iron & Steel — 0.9%
Cliffs Natural Resources, Inc.	25,200	616,644
Leisure Time — 1.4%
Harley-Davidson, Inc.	58,200	943,422
Machinery — Construction & Mining — 1.2%
Terex Corp.*	65,500	790,585
Media — 3.3%
Cablevision Systems Corp., Class A	49,600	962,736
The McGraw-Hill Cos., Inc.	43,200	1,300,752
		2,263,488
Mining — 4.3%
Freeport-McMoRan Copper & Gold, Inc.	18,400	922,024
Sterlite Industries (India) Ltd. ADR	44,400	552,336
Teck Cominco Ltd., Class B*	91,700	1,461,698
		2,936,058
Miscellaneous Manufacturing — 2.3%
Ingersoll-Rand Plc, Class A*	32,800	685,520
SPX Corp.	17,500	856,975
		1,542,495

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 9.0%
Apache Corp.	7,800	$562,770
Denbury Resources, Inc.*	49,300	726,189
Noble Corp.	18,800	568,700
Noble Energy, Inc.	18,900	1,114,533
Southwestern Energy Co.*	26,100	1,013,985
Talisman Energy, Inc.	81,895	1,170,280
Whiting Petroleum Corp.*	28,400	998,544
		6,155,001
Oil & Gas Services — 1.7%
National-Oilwell Varco, Inc.*	24,100	787,106
Oceaneering International, Inc.*	8,200	370,640
		1,157,746
Pharmaceuticals — 4.8%
AmerisourceBergen Corp.	31,200	553,488
NBTY, Inc.*	61,900	1,740,628
Shire Plc ADR	24,100	999,668
		3,293,784
Retail — 3.2%
J.C. Penney Co., Inc.	43,200	1,240,272
Macy's, Inc.	78,900	927,864
		2,168,136
Semiconductors — 0.6%
International Rectifier Corp.*	29,100	430,971
Software — 2.0%
Fidelity National Information Services, Inc.	38,400	766,464
IMS Health, Inc.	45,600	579,120
		1,345,584
Telecommunications — 1.5%
Anixter International, Inc.*	27,200	1,022,448
Transportation — 1.0%
Genco Shipping & Trading Ltd.	17,000	369,240
Ship Finance International Ltd.	28,270	311,818
		681,058
TOTAL COMMON STOCKS (Cost $78,327,432)		60,360,280
REAL ESTATE INVESTMENT TRUSTS — 6.5%
Building & Real Estate — 1.0%
Annaly Capital Management, Inc.	44,700	676,758
Mixed Industrial/Office — 1.5%
Vornado Realty Trust	23,352	1,051,541
Office Property — 2.6%
Alexandria Real Estate Equities, Inc.	17,800	637,062
Boston Properties, Inc.	23,900	1,140,030
		1,777,092
Regional Malls — 1.4%
The Macerich Co.	52,178	918,860

	Number of Shares	Value†
Strip Centers — 0.0%
Developers Diversified Realty Corp.	2,122	$10,355
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,713,103)		4,434,606
SHORT-TERM INVESTMENTS — 5.0%
BlackRock Liquidity Funds FedFund - Institutional Shares	1,704,398	1,704,398
BlackRock Liquidity Funds TempFund - Institutional Shares	1,704,398	1,704,398
TOTAL SHORT-TERM INVESTMENTS (Cost $3,408,796)		3,408,796
TOTAL INVESTMENTS — 100.0% (Cost $86,449,331)		$68,203,682

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$60,360,280	$60,360,280	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,434,606	4,434,606	—	—
SHORT-TERM INVESTMENTS	3,408,796	3,408,796	—	—
TOTAL INVESTMENTS	$68,203,682	$68,203,682	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 95.2%
Advertising — 1.9%
Interpublic Group of Cos., Inc.*	61,100	$308,555
Omnicom Group, Inc.	10,300	325,274
		633,829
Aerospace & Defense — 1.0%
Alliant Techsystems, Inc.*	2,400	197,664
Curtiss-Wright Corp.	4,700	139,731
		337,395
Airlines — 0.9%
Continental Airlines, Inc., Class B*	22,200	196,692
Southwest Airlines Co.	14,600	98,258
		294,950
Auto Manufacturers — 0.3%
PACCAR, Inc.	3,500	113,785
Auto Parts & Equipment — 1.7%
Autoliv, Inc.	7,000	201,390
BorgWarner, Inc.	7,200	245,880
WABCO Holdings, Inc.	5,700	100,890
		548,160
Banks — 5.6%
City National Corp.	9,900	364,617
Comerica, Inc.	13,600	287,640
Commerce Bancshares, Inc.	2,300	73,209
M&T Bank Corp.	7,100	361,603
State Street Corp.	15,900	750,480
		1,837,549
Chemicals — 2.5%
Celanese Corp., Series A	19,400	460,750
Valspar Corp.	16,500	371,745
		832,495
Computers — 0.7%
Diebold, Inc.	3,800	100,168
Jack Henry & Associates, Inc.	5,900	122,425
		222,593
Distribution & Wholesale — 2.1%
Fossil, Inc.*	4,000	96,320
Genuine Parts Co.	9,300	312,108
Grainger (W.W.), Inc.	3,200	262,016
		670,444
Diversified Financial Services — 2.7%
Jefferies Group, Inc.*	3,600	76,788
Lazard Ltd., Class A	20,500	551,860
Raymond James Financial, Inc.	15,600	268,476
		897,124
Electric — 1.8%
CMS Energy Corp.	32,100	387,768
Northeast Utilities	9,000	200,790
		588,558

	Number of Shares	Value†
Electronics — 0.5%
Itron, Inc.*	1,400	$77,098
Trimble Navigation Ltd.*	3,900	76,557
		153,655
Engineering & Construction — 3.4%
Jacobs Engineering Group, Inc.*	11,800	496,662
KBR, Inc.	27,123	500,148
URS Corp.*	2,500	123,800
		1,120,610
Entertainment — 1.1%
International Game Technology	22,700	360,930
Environmental Control — 1.0%
Republic Services, Inc.	12,895	314,767
Food — 2.3%
The J.M. Smucker Co.	7,200	350,352
The Kroger Co.	18,100	399,105
		749,457
Gas — 0.5%
Piedmont Natural Gas Co., Inc.	7,000	168,770
Hand & Machine Tools — 1.0%
Kennametal, Inc.	10,300	197,554
Snap-On, Inc.	4,700	135,078
		332,632
Healthcare Products — 2.7%
Covidien Plc	9,600	359,424
Patterson Cos., Inc.*	19,000	412,300
Varian Medical Systems, Inc.*	3,100	108,934
		880,658
Healthcare Services — 2.8%
DaVita, Inc.*	10,800	534,168
HealthSouth Corp.*	26,300	379,772
		913,940
Insurance — 5.4%
ACE Ltd.	13,100	579,413
AON Corp.	16,700	632,429
Markel Corp.*	300	84,510
PartnerRe Ltd.	7,400	480,630
		1,776,982
Internet — 1.4%
McAfee, Inc.*	10,500	442,995
Iron & Steel — 2.0%
Reliance Steel & Aluminum Co.	17,300	664,147
Lodging — 3.6%
Marriott International, Inc., Class A	16,158	356,605
Starwood Hotels & Resorts Worldwide, Inc.	16,700	370,740
Wynn Resorts Ltd.*	12,300	434,190
		1,161,535

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — 1.3%
Cummins, Inc.	6,300	$221,823
Roper Industries, Inc.	4,700	212,957
		434,780
Metal Fabricate/Hardware — 0.8%
Kaydon Corp.	3,700	120,472
Precision Castparts Corp.	1,800	131,454
		251,926
Miscellaneous Manufacturing — 7.4%
Donaldson Co., Inc.	6,500	225,160
Eaton Corp.	10,800	481,788
ITT Corp.	8,100	360,450
Parker Hannifin Corp.	11,300	485,448
Pentair, Inc.	6,200	158,844
SPX Corp.	6,900	337,893
Tyco International Ltd.	14,400	374,112
		2,423,695
Oil & Gas — 6.5%
Cabot Oil & Gas Corp.	9,900	303,336
EOG Resources, Inc.	4,400	298,848
EQT Corp.	15,000	523,650
Forest Oil Corp.*	13,300	198,436
Noble Energy, Inc.	5,400	318,438
Range Resources Corp.	2,500	103,525
Transocean, Inc.*	5,227	388,314
		2,134,547
Oil & Gas Services — 4.0%
Cameron International Corp.*	8,200	232,060
Halliburton Co.	22,781	471,567
Oceaneering International, Inc.*	3,100	140,120
Smith International, Inc.	11,900	306,425
Superior Energy Services, Inc.*	9,500	164,065
		1,314,237
Packaging and Containers — 1.1%
Ball Corp.	7,700	347,732
Pharmaceuticals — 5.4%
AmerisourceBergen Corp.	27,800	493,172
McKesson Corp.	5,800	255,200
Mylan, Inc.*	56,600	738,630
Watson Pharmaceuticals, Inc.*	7,800	262,782
		1,749,784
Pipelines — 1.1%
The Williams Cos., Inc.	23,500	366,835
Retail — 6.8%
American Eagle Outfitters, Inc.	34,400	487,448
Big Lots, Inc.*	3,800	79,914
Foot Locker, Inc.	22,700	237,669
Guess?, Inc.	7,700	198,506
Macy's, Inc.	19,400	228,144
Nordstrom, Inc.	11,000	218,790

	Number of Shares	Value†
Retail — (continued)
PetSmart, Inc.	13,400	$287,564
TJX Cos., Inc.	15,000	471,900
		2,209,935
Semiconductors — 0.2%
Marvell Technology Group Ltd.*	5,800	67,512
Software — 4.2%
Adobe Systems, Inc.*	23,722	671,332
CA, Inc.	8,900	155,127
Intuit, Inc.*	10,800	304,128
Sybase, Inc.*	7,490	234,737
		1,365,324
Telecommunications — 4.5%
Anixter International, Inc.*	5,900	221,781
CenturyTel, Inc.	10,000	307,000
Embarq Corp.	12,200	513,132
Tellabs, Inc.*	75,200	430,896
		1,472,809
Transportation — 2.3%
Kansas City Southern*	23,800	383,418
Kirby Corp.*	11,114	353,314
		736,732
Trucking and Leasing — 0.7%
GATX Corp.	8,700	223,764
TOTAL COMMON STOCKS (Cost $30,424,748)		31,117,572
SHORT-TERM INVESTMENTS — 4.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	783,996	783,996
BlackRock Liquidity Funds TempFund - Institutional Shares	783,995	783,995
TOTAL SHORT-TERM INVESTMENTS (Cost $1,567,991)		1,567,991
TOTAL INVESTMENTS — 100.0% (Cost $31,992,739)		$32,685,563

†  See Security Valuation Note.

*  Non-income producing security.

Plc — Public Limited Company.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MID CORE VALUE FUND

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$31,117,572	$31,117,572	$—	$—
SHORT-TERM INVESTMENTS	1,567,991	1,567,991	—	—
TOTAL INVESTMENTS	$32,685,563	$32,685,563	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 96.5%
Aerospace & Defense — 0.9%
Esterline Technologies Corp.*	3,100	$83,917
Banks — 0.6%
Signature Bank*	2,059	55,840
Biotechnology — 1.2%
Celera Corp.*	7,333	55,951
Vertex Pharmaceuticals, Inc.*	1,600	57,024
		112,975
Chemicals — 2.4%
Airgas, Inc.	1,500	60,795
Celanese Corp., Series A	2,200	52,250
Ecolab, Inc.	1,900	74,081
Rockwood Holdings, Inc.*	3,100	45,384
		232,510
Commercial Services — 17.7%
Alliance Data Systems Corp.*	3,600	148,284
Apollo Group, Inc., Class A*	1,600	113,792
FTI Consulting, Inc.*	2,600	131,872
Gartner, Inc.*	9,738	148,602
Global Cash Access Holdings, Inc.*	29,174	232,225
Huron Consulting Group, Inc.*	1,600	73,968
Live Nation, Inc.*	29,277	142,286
Navigant Consulting, Inc.*	5,000	64,600
Resources Connection, Inc.*	10,466	179,701
Strayer Education, Inc.	300	65,433
TeleTech Holdings, Inc.*	5,167	78,280
Total System Services, Inc.	2,900	38,831
VistaPrint Ltd.*	2,733	116,563
Weight Watchers International, Inc.	3,700	95,349
Wright Express Corp.*	4,400	112,068
		1,741,854
Computers — 4.2%
IHS, Inc., Class A*	3,700	184,519
SYKES Enterprises, Inc.*	12,125	219,341
Synaptics, Inc.*	339	13,103
		416,963
Diversified Financial Services — 0.5%
Lazard Ltd., Class A	1,900	51,148
Electronics — 1.8%
Dolby Laboratories, Inc., Class A*	2,000	74,560
Thomas & Betts Corp.*	1,200	34,632
Varian, Inc.*	1,800	70,974
		180,166
Engineering & Construction — 0.7%
URS Corp.*	1,400	69,328
Entertainment — 5.5%
Cinemark Holdings, Inc.	4,400	49,808
DreamWorks Animation SKG, Inc. Class A*	2,600	71,734
National CineMedia, Inc.	11,544	158,845
Penn National Gaming, Inc.*	1,800	52,398

	Number of Shares	Value†
Entertainment — (continued)
Regal Entertainment Group, Class A	4,333	$57,586
Scientific Games Corp., Class A*	5,600	88,312
Shuffle Master, Inc.*	9,000	59,490
		538,173
Healthcare Products — 9.3%
Boston Scientific Corp.*	9,800	99,372
DENTSPLY International, Inc.	1,200	36,624
Gen-Probe, Inc.*	800	34,384
Greatbatch, Inc.*	5,853	132,336
Inverness Medical Innovations, Inc.*	4,230	150,504
Patterson Cos., Inc.*	2,600	56,420
ResMed, Inc.*	1,600	65,168
Sirona Dental Systems, Inc.*	5,433	108,606
SonoSite, Inc.*	5,200	104,312
Symmetry Medical, Inc.*	8,813	82,137
Varian Medical Systems, Inc.*	1,200	42,168
		912,031
Home Furnishings — 0.9%
TiVo, Inc.*	8,800	92,224
Insurance — 1.4%
Allied World Assurance Co. Holdings Ltd.	1,200	48,996
The Hanover Insurance Group, Inc.	2,300	87,653
		136,649
Internet — 5.8%
Equinix, Inc.*	900	65,466
GSI Commerce, Inc.*	21,589	307,643
Orbitz Worldwide, Inc.*	4,816	9,150
priceline.com, Inc.*	600	66,930
Sapient Corp.*	18,933	119,089
		568,278
Leisure Time — 2.9%
Polaris Industries, Inc.	3,433	110,268
WMS Industries, Inc.*	5,545	174,723
		284,991
Lodging — 1.4%
Las Vegas Sands Corp.*	9,400	73,884
Starwood Hotels & Resorts Worldwide, Inc.	3,000	66,600
		140,484
Machinery — Construction & Mining — 0.6%
Bucyrus International, Inc.	2,100	59,976
Machinery — Diversified — 1.6%
Chart Industries, Inc.*	2,900	52,722
Gardner Denver, Inc.*	4,100	103,197
		155,919
Miscellaneous Manufacturing — 2.3%
Acuity Brands, Inc.	1,811	50,798
ITT Corp.	2,300	102,350
Polypore International, Inc.*	6,300	70,056
		223,204

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 6.7%
Concho Resources, Inc.*	3,300	$94,677
Continental Resources, Inc.*	2,600	72,150
Goodrich Petroleum Corp.*	3,300	81,147
Helmerich & Payne, Inc.	2,000	61,740
Noble Corp.	2,900	87,725
PetroHawk Energy Corp.*	3,733	83,246
Range Resources Corp.	1,900	78,679
Whiting Petroleum Corp.*	2,868	100,839
		660,203
Packaging and Containers — 0.6%
Owens-Illinois, Inc.*	2,100	58,821
Pharmaceuticals — 2.5%
Forest Laboratories, Inc.*	2,000	50,220
Mylan, Inc.*	9,833	128,321
Perrigo Co.	2,300	63,894
		242,435
Real Estate — 1.2%
CB Richard Ellis Group, Inc., Class A*	12,233	114,501
Retail — 5.3%
Advance Auto Parts, Inc.	1,600	66,384
American Eagle Outfitters, Inc.	3,400	48,178
Bed Bath & Beyond, Inc.*	2,000	61,500
Big Lots, Inc.*	2,800	58,884
Dick's Sporting Goods, Inc.*	2,400	41,280
GameStop Corp., Class A*	6,500	143,065
PF Chang's China Bistro, Inc.*	1,500	48,090
Phillips-Van Heusen Corp.	2,000	57,380
		524,761
Semiconductors — 3.1%
Microsemi Corp.*	8,513	117,479
PMC-Sierra, Inc.*	23,700	188,652
		306,131
Software — 9.1%
Lawson Software, Inc.*	18,500	103,230
MSCI, Inc. Class A*	2,300	56,212
Omniture, Inc.*	15,485	194,491
SkillSoft Plc ADR*	37,800	294,840
Solera Holdings, Inc.*	9,677	245,796
		894,569
Telecommunications — 5.8%
Cbeyond, Inc.*	15,500	222,425
Juniper Networks, Inc.*	2,600	61,360
NII Holdings, Inc.*	7,733	147,468
SBA Communications Corp., Class A*	5,600	137,424
		568,677
Transportation — 0.5%
UTi Worldwide, Inc.*	4,300	49,020
TOTAL COMMON STOCKS (Cost $9,241,448)		9,475,748

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	172,101	$172,101
BlackRock Liquidity Funds TempFund - Institutional Shares	172,100	172,100
TOTAL SHORT-TERM INVESTMENTS (Cost $344,201)		344,201
TOTAL INVESTMENTS — 100.0% (Cost $9,585,649)		$9,819,949

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$9,475,748	$9,475,748	$—	$—
SHORT-TERM INVESTMENTS	344,201	344,201	—	—
TOTAL INVESTMENTS	9,819,949	9,819,949	—	—
Total Assets	$9,819,949	$9,819,949	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 88.9%
Agriculture — 2.3%
Bunge Ltd.	1,750	$105,438
Universal Corp.	3,775	124,990
		230,428
Airlines — 0.7%
Alaska Air Group, Inc.*	2,550	46,563
SkyWest, Inc.	2,700	27,540
		74,103
Apparel — 0.7%
Jones Apparel Group, Inc.	6,700	71,891
Auto Parts & Equipment — 0.2%
Autoliv, Inc.	800	23,016
Banks — 2.4%
City National Corp.	1,650	60,769
Comerica, Inc.	2,650	56,048
Synovus Financial Corp.	2,000	5,980
Trustmark Corp.	1,900	36,708
Webster Financial Corp.	4,200	33,810
Whitney Holding Corp.	6,000	54,960
		248,275
Beverages — 1.1%
The Pepsi Bottling Group, Inc.	3,450	116,748
Building Materials — 0.8%
Masco Corp.	5,500	52,690
Quanex Building Products Corp.	2,550	28,611
		81,301
Chemicals — 2.5%
Arch Chemicals, Inc.	3,150	77,459
Cytec Industries, Inc.	4,000	74,480
Rockwood Holdings, Inc.*	6,750	98,820
		250,759
Commercial Services — 2.6%
Convergys Corp.*	9,000	83,520
Hertz Global Holdings, Inc.*	10,300	82,297
Kelly Services, Inc., Class A	9,000	98,550
		264,367
Computers — 4.5%
Insight Enterprises, Inc.*	8,000	77,280
NCR Corp.*	7,350	86,950
Perot Systems Corp., Class A*	8,600	123,238
SanDisk Corp.*	4,900	71,981
Western Digital Corp.*	3,600	95,400
		454,849
Distribution & Wholesale — 4.0%
Ingram Micro, Inc., Class A*	5,100	89,250
Tech Data Corp.*	4,175	136,564
United Stationers, Inc.*	3,375	117,720
WESCO International, Inc.*	2,400	60,096
		403,630

	Number of Shares	Value†
Electric — 3.8%
Allegheny Energy, Inc.	800	$20,520
CMS Energy Corp.	5,000	60,400
Northeast Utilities	5,900	131,629
Portland General Electric Co.	6,300	122,724
RRI Energy, Inc.*	10,150	50,851
		386,124
Electrical Components & Equipment — 1.1%
EnerSys*	6,200	112,778
Electronics — 4.9%
Arrow Electronics, Inc.*	5,600	118,944
AU Optronics Corp. ADR	8,000	77,440
Avnet, Inc.*	3,900	82,017
AVX Corp.	5,400	53,622
Benchmark Electronics, Inc.*	4,100	59,040
Flextronics International Ltd.*	25,500	104,805
		495,868
Food — 5.1%
Del Monte Foods Co.	9,800	91,924
Ruddick Corp.	4,650	108,949
Smithfield Foods, Inc.*	10,750	150,177
SUPERVALU, Inc.	6,050	78,348
Tyson Foods, Inc., Class A	7,000	88,270
		517,668
Gas — 1.8%
Atmos Energy Corp.	4,950	123,948
NiSource, Inc.	4,900	57,134
		181,082
Hand & Machine Tools — 1.0%
Regal-Beloit Corp.	2,650	105,258
Healthcare Products — 0.6%
Henry Schein, Inc.*	1,175	56,341
Healthcare Services — 4.8%
AMERIGROUP Corp.*	2,800	75,180
Coventry Health Care, Inc.*	3,800	71,098
LifePoint Hospitals, Inc.*	4,050	106,312
Molina Healthcare, Inc.*	4,525	108,238
Universal Health Services, Inc., Class B	2,500	122,125
		482,953
Home Builders — 0.7%
Thor Industries, Inc.	4,000	73,480
Home Furnishings — 0.5%
Whirlpool Corp.	1,100	46,816
Insurance — 7.9%
Arch Capital Group Ltd.*	1,050	61,509
Aspen Insurance Holdings Ltd.	5,600	125,104
Fidelity National Financial, Inc., Class A	4,400	59,532
Old Republic International Corp.	6,400	63,040
PartnerRe Ltd.	825	53,584

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Platinum Underwriters Holdings Ltd.	4,700	$134,373
Reinsurance Group of America, Inc.	2,625	91,638
RenaissanceRe Holdings Ltd.	1,000	46,540
StanCorp Financial Group, Inc.	3,700	106,116
Unum Group	4,100	65,026
		806,462
Iron & Steel — 1.0%
Reliance Steel & Aluminum Co.	2,700	103,653
Leisure Time — 0.6%
Callaway Golf Co.	12,300	62,361
Lodging — 0.8%
Boyd Gaming Corp.*	9,100	77,350
Machinery — Construction & Mining — 1.1%
Terex Corp.*	9,150	110,441
Machinery — Diversified — 1.8%
Briggs & Stratton Corp.	7,100	94,714
Gardner Denver, Inc.*	3,450	86,837
		181,551
Media — 0.4%
CBS Corp., Class B	5,750	39,790
Metal Fabricate/Hardware — 2.3%
Commercial Metals Co.	8,150	130,645
Mueller Industries, Inc.	5,050	105,040
		235,685
Miscellaneous Manufacturing — 2.0%
A. O. Smith Corp.	2,750	89,568
Acuity Brands, Inc.	900	25,245
AptarGroup, Inc.	1,125	37,991
Cooper Industries Ltd., Class A	1,500	46,575
		199,379
Oil & Gas — 5.1%
Cimarex Energy Co.	4,725	133,906
Denbury Resources, Inc.*	5,750	84,698
Frontier Oil Corp.	3,000	39,330
Helmerich & Payne, Inc.	3,200	98,784
Rowan Cos., Inc.	2,750	53,130
Whiting Petroleum Corp.*	3,225	113,391
		523,239
Oil & Gas Services — 1.5%
Acergy SA ADR	6,700	65,928
Oil States International, Inc.*	3,600	87,156
		153,084
Packaging and Containers — 1.8%
Owens-Illinois, Inc.*	3,125	87,531
Sonoco Products Co.	3,875	92,807
		180,338

	Number of Shares	Value†
Pharmaceuticals — 0.8%
Omnicare, Inc.	3,000	$77,280
Real Estate — 0.5%
Brookfield Properties Corp.	6,400	51,008
Retail — 6.4%
AutoNation, Inc.*	4,150	72,002
Foot Locker, Inc.	11,400	119,358
J.C. Penney Co., Inc.	4,900	140,679
Limited Brands, Inc.	6,900	82,593
Signet Jewelers Ltd.	4,800	99,936
The Men's Wearhouse, Inc.	7,150	137,137
		651,705
Savings & Loans — 1.8%
Astoria Financial Corp.	3,300	28,314
First Niagara Financial Group, Inc.	2,700	30,834
Provident Financial Services, Inc.	1,950	17,745
Washington Federal, Inc.	8,150	105,950
		182,843
Semiconductors — 3.2%
Amkor Technology, Inc.*	11,100	52,503
Lam Research Corp.*	2,100	54,600
Siliconware Precision Industries Co. ADR	16,900	104,780
Teradyne, Inc.*	9,900	67,914
Zoran Corp.*	4,200	45,780
		325,577
Telecommunications — 2.8%
Amdocs Ltd.*	2,600	55,770
Anixter International, Inc.*	3,150	118,409
CommScope, Inc.*	4,250	111,605
		285,784
Transportation — 1.0%
Arkansas Best Corp.	1,025	27,009
Con-way, Inc.	2,200	77,682
		104,691
TOTAL COMMON STOCKS (Cost $9,062,632)		9,029,956
REAL ESTATE INVESTMENT TRUSTS — 4.3%
Apartments — 1.3%
Home Properties, Inc.	2,150	73,315
Mid-America Apartment Communities, Inc.	1,700	62,407
		135,722
Hotels & Resorts — 0.3%
Sunstone Hotel Investors, Inc.	5,109	27,333
Mixed Industrial/Office — 1.1%
Digital Realty Trust, Inc.	3,100	111,135

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMID CAP VALUE FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Office Property — 0.5%
Alexandria Real Estate Equities, Inc.	800	$28,632
Brandywine Realty Trust	3,000	22,350
		50,982
Regional Malls — 0.3%
Taubman Centers, Inc.	1,100	29,546
Strip Centers — 0.8%
Tanger Factory Outlet Centers, Inc.	2,625	85,129
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $520,050)		439,847
SHORT-TERM INVESTMENTS — 6.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	347,184	347,184
BlackRock Liquidity Funds TempFund - Institutional Shares	347,183	347,183
TOTAL SHORT-TERM INVESTMENTS (Cost $694,367)		694,367
TOTAL INVESTMENTS — 100.0% (Cost $10,277,050)		$10,164,170

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$9,029,956	$9,029,956	$—	$—
REAL ESTATE INVESTMENT TRUSTS	439,847	439,847	—	—
SHORT-TERM INVESTMENTS	694,367	694,367	—	—
TOTAL INVESTMENTS	$10,164,170	$10,164,170	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 98.0%
Aerospace & Defense — 1.1%
AeroVironment, Inc.*	23,492	$724,963
Airlines — 2.7%
AirTran Holdings, Inc.*	157,925	977,556
Copa Holdings S.A., Class A	19,408	792,234
		1,769,790
Apparel — 0.9%
Under Armour, Inc., Class A*	26,900	602,022
Auto Parts & Equipment — 1.7%
Federal Mogul Corp.*	63,821	603,109
Titan International, Inc.	68,090	508,632
		1,111,741
Biotechnology — 3.6%
AMAG Pharmaceuticals, Inc.*	11,477	627,447
Cubist Pharmaceuticals, Inc.*	59,618	1,092,798
United Therapeutics Corp.*	7,593	632,725
		2,352,970
Chemicals — 1.0%
Intrepid Potash, Inc.*	22,987	645,475
Coal — 1.7%
Arch Coal, Inc.	39,000	599,430
Walter Industries, Inc.	15,250	552,660
		1,152,090
Commercial Services — 12.8%
Aegean Marine Petroleum Network, Inc.	127,278	1,921,898
AerCap Holdings N.V.*	218,542	1,577,873
American Public Education, Inc.*	42,418	1,680,177
FTI Consulting, Inc.*	25,450	1,290,824
Huron Consulting Group, Inc.*	23,275	1,076,003
VistaPrint Ltd.*	21,123	900,896
		8,447,671
Computers — 1.5%
BluePhoenix Solutions Ltd.*	122,225	299,451
Brocade Communications Systems, Inc.*	88,125	689,138
		988,589
Distribution & Wholesale — 0.9%
Titan Machinery, Inc.*	45,984	583,537
Diversified Financial Services — 4.3%
Evercore Partners, Inc., Class A	38,038	747,066
GLG Partners, Inc.	114,815	469,593
Greenhill & Co., Inc.	14,550	1,050,656
Janus Capital Group, Inc.	48,600	554,040
		2,821,355
Entertainment — 1.0%
Pinnacle Entertainment, Inc.*	72,629	674,723
Food — 1.9%
Smart Balance, Inc.*	185,575	1,263,766

	Number of Shares	Value†
Healthcare Products — 2.5%
Abaxis, Inc.*	35,092	$720,790
NuVasive, Inc.*	20,591	918,358
		1,639,148
Healthcare Services — 3.4%
Alliance HealthCare Services*	99,604	730,097
Health Net, Inc.*	33,925	527,534
IPC The Hospitalist Co., Inc.*	37,471	1,000,101
		2,257,732
Home Furnishings — 1.3%
DTS, Inc.*	31,214	844,963
Internet — 2.7%
Sapient Corp.*	177,243	1,114,858
Websense, Inc.*	36,475	650,714
		1,765,572
Leisure Time — 2.2%
Life Time Fitness, Inc.*	73,921	1,479,159
Lodging — 2.2%
Orient-Express Hotels Ltd., Class A	169,853	1,442,052
Machinery — Construction & Mining — 0.8%
Terex Corp.*	43,625	526,554
Oil & Gas — 9.7%
Carrizo Oil & Gas, Inc.*	50,604	867,859
EXCO Resources, Inc.*	89,493	1,156,249
PetroHawk Energy Corp.*	84,284	1,879,533
Petroquest Energy, Inc.*	155,533	573,917
Quicksilver Resources, Inc.*	205,265	1,906,912
		6,384,470
Pharmaceuticals — 8.2%
BioMarin Pharmaceuticals, Inc.*	124,822	1,948,472
Cardiome Pharma Corp.*	249,375	927,675
Durect Corp.*	328,459	781,732
Isis Pharmaceuticals, Inc.*	38,525	635,663
Pozen, Inc.*	149,477	1,147,983
		5,441,525
Real Estate — 1.1%
CB Richard Ellis Group, Inc., Class A*	78,575	735,462
Retail — 4.9%
Buffalo Wild Wings, Inc.*	26,576	864,252
Guess?, Inc.	20,575	530,423
Lululemon Athletica, Inc.*	52,281	681,221
MSC Industrial Direct Co., Class A	18,100	642,188
Texas Roadhouse, Inc., Class A*	46,550	507,861
		3,225,945
Semiconductors — 4.5%
FormFactor, Inc.*	51,446	886,929
Teradyne, Inc.*	210,351	1,443,008
Verigy Ltd.*	53,364	649,440
		2,979,377

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 12.5%
Ariba, Inc.*	85,888	$845,138
athenahealth, Inc.*	28,514	1,055,303
Concur Technologies, Inc.*	18,560	576,845
InnerWorkings, Inc.*	138,336	657,096
Omniture, Inc.*	66,862	839,787
Phase Forward, Inc.*	46,748	706,362
Quality Systems, Inc.	11,150	635,104
Rosetta Stone, Inc.*	42,213	1,158,325
SPSS, Inc.*	19,420	648,045
Taleo Corp., Class A*	34,455	629,493
The Ultimate Software Group, Inc.*	22,420	543,461
		8,294,959
Telecommunications — 2.8%
Atheros Communications, Inc.*	31,491	605,887
Neutral Tandem, Inc.*	20,525	605,898
Switch & Data Facilities Co., Inc.*	57,288	671,988
		1,883,773
Transportation — 4.1%
Celadon Group, Inc.*	63,023	528,763
Kirby Corp.*	16,325	518,972
Knight Transportation, Inc.	35,008	579,383
Old Dominion Freight Line, Inc.*	15,611	524,061
Vitran Corp., Inc.*	53,799	532,610
		2,683,789
TOTAL COMMON STOCKS (Cost $60,639,338)		64,723,172
REAL ESTATE INVESTMENT TRUSTS — 1.0%
Building & Real Estate — 1.0%
Redwood Trust, Inc.
(Cost $574,081)	45,750	675,270
SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	336,022	336,022
BlackRock Liquidity Funds TempFund - Institutional Shares	336,021	336,021
TOTAL SHORT-TERM INVESTMENTS (Cost $672,043)		672,043
TOTAL INVESTMENTS — 100.0% (Cost $61,885,462)		$66,070,485

†  See Security Valuation Note.

*  Non-income producing security.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$64,723,172	$64,723,172	$—	$—
REAL ESTATE INVESTMENT TRUSTS	675,270	675,270	—	—
SHORT-TERM INVESTMENTS	672,043	672,043	—	—
TOTAL INVESTMENTS	$66,070,485	$66,070,485	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 85.9%
Aerospace & Defense — 0.9%
AAR Corp.*	36,687	$588,827
TransDigm Group, Inc.*	10,896	394,435
		983,262
Airlines — 1.6%
AirTran Holdings, Inc.*	237,070	1,467,463
JetBlue Airways Corp.*	78,450	334,982
		1,802,445
Auto Manufacturers — 0.0%
Wabash National Corp.	2,316	1,621
Banks — 11.6%
Bank of the Ozarks, Inc.	34,675	750,020
Boston Private Financial Holdings, Inc.	63,689	285,327
Bridge Capital Holdings*	11,793	70,876
Capital City Bank Group, Inc.	11,599	195,443
City Holding Co.	16,472	500,090
CoBiz Financial, Inc.	43,611	279,547
Community Trust Bancorp, Inc.	1,718	45,956
Cullen/Frost Bankers, Inc.	4,380	202,006
East West Bancorp, Inc.	25,533	165,709
F.N.B. Corp.	89,315	552,860
First Financial Bankshares, Inc.	26,640	1,341,590
FirstMerit Corp.	14,166	240,539
Glacier Bancorp, Inc.	46,643	688,917
Hancock Holding Co.	26,420	858,386
Home Bancshares, Inc.	16,496	314,084
IBERIABANK Corp.	14,179	558,794
PacWest Bancorp	16,240	213,718
Pinnacle Financial Partners, Inc.*	37,309	496,956
Prosperity Bancshares, Inc.	40,536	1,209,189
S.Y. Bancorp, Inc.	6,010	145,262
SCBT Financial Corp.	20,317	481,310
Seacoast Banking Corp. of Florida	30,655	74,492
Sierra Bancorp	8,053	101,709
Signature Bank*	39,685	1,076,257
Southcoast Financial Corp.*	16,921	102,541
Sterling Bancorp	14,032	117,167
Sterling Bancshares, Inc.	24,949	157,927
Summit State Bank	12,468	84,159
Texas Capital Bancshares, Inc.*	17,433	269,689
The South Financial Group, Inc.	22,769	27,095
Trico Bancshares	20,988	325,314
UMB Financial Corp.	18,904	718,541
United Community Banks, Inc.*	9,985	59,811
		12,711,281
Building Materials — 1.5%
Comfort Systems USA, Inc.	103,761	1,063,550
Universal Forest Products, Inc.	16,027	530,334
		1,593,884
Chemicals — 3.2%
H.B. Fuller Co.	54,114	1,015,720
KMG Chemicals, Inc.	47,175	343,906
Minerals Technologies, Inc.	17,395	626,568

	Number of Shares	Value†
Chemicals — (continued)
PolyOne Corp.*	201,300	$545,523
Sensient Technologies Corp.	38,671	872,804
Solutia, Inc.*	24,200	139,392
		3,543,913
Commercial Services — 4.8%
Aaron Rents, Inc.	42,836	1,277,370
Aegean Marine Petroleum Network, Inc.	44,481	671,663
Hillenbrand, Inc.	29,840	496,538
Interactive Data Corp.	24,047	556,448
MAXIMUS, Inc.	8,165	336,806
Monro Muffler Brake, Inc.	10,009	257,331
On Assignment, Inc.*	49,041	191,750
Resources Connection, Inc.*	33,544	575,950
RSC Holdings, Inc.*	128,586	864,098
		5,227,954
Computers — 1.4%
Electronics for Imaging, Inc.*	99,791	1,063,772
MTS Systems Corp.	22,805	470,923
		1,534,695
Cosmetics & Personal Care — 0.7%
Alberto-Culver Co.	11,680	297,022
Elizabeth Arden, Inc.*	55,526	484,742
		781,764
Distribution & Wholesale — 2.8%
Beacon Roofing Supply, Inc.*	13,570	196,222
Fossil, Inc.*	32,377	779,638
Pool Corp.	21,690	359,186
School Specialty, Inc.*	18,879	381,545
Watsco, Inc.	27,644	1,352,621
		3,069,212
Diversified Financial Services — 2.1%
BGC Partners, Inc., Class A	41,844	158,589
Financial Federal Corp.	37,763	776,030
KBW, Inc.*	24,229	696,826
Knight Capital Group, Inc., Class A*	37,970	647,388
		2,278,833
Electric — 5.1%
Cleco Corp.	47,251	1,059,367
CMS Energy Corp.	38,469	464,706
El Paso Electric Co.*	120,679	1,684,679
Great Plains Energy, Inc.	13,030	202,616
MGE Energy, Inc.	13,618	456,884
NorthWestern Corp.	9,985	227,259
The Empire District Electric Co.	7,223	119,324
UniSource Energy Corp.	13,063	346,692
Westar Energy, Inc.	53,274	999,953
		5,561,480
Electrical Components & Equipment — 0.3%
EnerSys*	7,301	132,805
Littelfuse, Inc.*	11,936	238,243
		371,048

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Environmental Control — 0.8%
Waste Connections, Inc.*	33,434	$866,275
Food — 1.5%
Lance, Inc.	21,880	506,084
Nash Finch Co.	7,619	206,170
The Hain Celestial Group, Inc.*	24,650	384,787
TreeHouse Foods, Inc.*	19,370	557,275
		1,654,316
Gas — 0.7%
South Jersey Industries, Inc.	960	33,494
Southwest Gas Corp.	29,317	651,131
The Laclede Group, Inc.	2,728	90,379
		775,004
Hand & Machine Tools — 0.5%
Franklin Electric Co., Inc.	12,207	316,406
Snap-On, Inc.	9,730	279,640
		596,046
Healthcare Products — 3.6%
American Medical Systems Holdings, Inc.*	54,637	863,265
Cardiac Science Corp.*	112,259	451,281
Edwards Lifesciences Corp.*	10,506	714,723
Hill-Rom Holdings, Inc.	19,406	314,766
Kinetic Concepts, Inc.*	8,720	237,620
Orthofix International NV*	18,510	462,935
Symmetry Medical, Inc.*	91,313	851,037
		3,895,627
Healthcare Services — 1.5%
Amedisys, Inc.*	26,480	874,369
Lincare Holdings, Inc.*	33,013	776,466
		1,650,835
Holding Companies — 0.3%
Compass Diversified Holdings	40,378	326,658
Home Builders — 1.1%
M.D.C. Holdings, Inc.	15,778	475,076
The Ryland Group, Inc.	43,250	724,870
		1,199,946
Home Furnishings — 0.1%
Ethan Allen Interiors, Inc.	9,878	102,336
Insurance — 8.0%
Ambac Financial Group, Inc.	81,500	74,980
American Equity Investment Life Holding Co.	157,505	878,878
Aspen Insurance Holdings Ltd.	46,719	1,043,702
Assured Guaranty Ltd.	15,528	192,237
Donegal Group, Inc., Class A	22,460	341,617
Max Capital Group Ltd.	72,393	1,336,375
Meadowbrook Insurance Group, Inc.	184,902	1,207,410
ProAssurance Corp.*	23,648	1,092,774
RLI Corp.	15,690	702,912
Tower Group, Inc.	28,050	695,079
W. R. Berkley Corp.	18,650	400,415
Willis Group Holdings Ltd.	30,510	785,022
		8,751,401

	Number of Shares	Value†
Investment Companies — 0.9%
Apollo Investment Corp.	65,610	$393,660
Ares Capital Corp.	32,111	258,814
PennantPark Investment Corp.	47,067	334,176
		986,650
Lodging — 0.9%
Ameristar Casinos, Inc.	23,612	449,336
Choice Hotels International, Inc.	19,096	508,145
		957,481
Machinery — Diversified — 2.2%
Applied Industrial Technologies, Inc.	62,901	1,239,150
Intermec, Inc.*	39,208	505,783
Tennant Co.	33,817	621,895
		2,366,828
Metal Fabricate/Hardware — 1.6%
Commercial Metals Co.	31,530	505,426
Mueller Industries, Inc.	41,874	870,979
Olympic Steel, Inc.	15,243	372,996
		1,749,401
Mining — 1.6%
Kaiser Aluminum Corp.	49,250	1,768,568
Miscellaneous Manufacturing — 1.0%
Actuant Corp., Class A	91,984	1,122,205
Oil & Gas — 2.0%
Atlas America, Inc.	9,601	171,570
Brigham Exploration Co.*	81,126	283,130
Cabot Oil & Gas Corp.	2,608	79,909
Goodrich Petroleum Corp.*	33,536	824,650
Rex Energy Corp.*	51,874	295,682
SandRidge Energy, Inc.*	66,449	566,145
		2,221,086
Oil & Gas Services — 2.4%
Core Laboratories NV	9,104	793,414
Dril-Quip, Inc.*	28,908	1,101,395
Oil States International, Inc.*	31,302	757,821
		2,652,630
Pharmaceuticals — 0.6%
Medarex, Inc.*	77,527	647,350
Retail — 5.8%
Advance Auto Parts, Inc.	6,180	256,408
Aeropostale, Inc.*	8,020	274,845
Asbury Automotive Group, Inc.	20,719	212,163
Big Lots, Inc.*	27,972	588,251
California Pizza Kitchen, Inc.*	35,060	465,947
Casey's General Stores, Inc.	38,725	994,845
CEC Entertainment, Inc.*	8,911	262,696
First Cash Financial Services, Inc.*	21,710	380,359
Gymboree Corp.*	23,635	838,570
Papa John's International, Inc.*	18,030	446,964
The Children's Place Retail Stores, Inc.*	21,910	579,081

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
The Finish Line, Inc., Class A	40,780	$302,588
Tractor Supply Co.*	12,281	507,451
Urban Outfitters, Inc.*	12,910	269,432
		6,379,600
Savings & Loans — 1.6%
Berkshire Hills Bancorp, Inc.	10,910	226,710
Brookline Bancorp, Inc.	58,579	545,956
Dime Community Bancshares	21,327	194,289
NewAlliance Bancshares, Inc.	46,476	534,474
Provident Financial Services, Inc.	9,670	87,997
WSFS Financial Corp.	6,756	184,506
		1,773,932
Semiconductors — 3.2%
Atmel Corp.*	83,977	313,234
ATMI, Inc.*	24,360	378,311
Emulex Corp.*	40,671	397,762
Fairchild Semiconductor International, Inc.*	42,970	300,360
FormFactor, Inc.*	20,914	360,557
MKS Instruments, Inc.*	38,120	502,803
ON Semiconductor Corp.*	68,483	469,794
Semtech Corp.*	46,324	737,015
		3,459,836
Software — 4.2%
Avid Technology, Inc.*	68,100	913,221
JDA Software Group, Inc.*	41,762	624,760
Lawson Software, Inc.*	202,362	1,129,180
Monotype Imaging Holdings, Inc.*	38,210	260,210
Parametric Technology Corp.*	81,059	947,580
Progress Software Corp.*	18,873	399,541
Solera Holdings, Inc.*	11,620	295,148
		4,569,640
Telecommunications — 3.1%
ADC Telecommunications, Inc.*	65,363	520,290
Anixter International, Inc.*	17,221	647,337
Knology, Inc.*	31,738	273,899
Plantronics, Inc.	49,424	934,608
Polycom, Inc.*	28,922	586,249
Premiere Global Services, Inc.*	37,719	408,874
		3,371,257
Textiles — 0.6%
G&K Services, Inc., Class A	32,723	692,091
Transportation — 0.1%
Golar LNG Ltd.	6,391	54,643
TOTAL COMMON STOCKS (Cost $113,313,757)		94,053,034

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 9.3%
Apartments — 1.4%
American Campus Communities, Inc.	67,756	$1,502,828
Building & Real Estate — 2.8%
Cypress Sharpridge Investments, Inc.*	37,850	450,415
MFA Financial, Inc.	180,276	1,247,510
National Retail Properties, Inc.	78,455	1,361,194
		3,059,119
Healthcare — 1.3%
Cogdell Spencer, Inc.	47,014	201,690
Omega Healthcare Investors, Inc.	78,226	1,214,068
		1,415,758
Mixed Industrial/Office — 1.8%
Digital Realty Trust, Inc.	40,735	1,460,350
Entertainment Properties Trust	26,980	555,788
		2,016,138
Office Property — 1.4%
BioMed Realty Trust, Inc.	60,485	618,761
Parkway Properties, Inc.	73,819	959,647
		1,578,408
Strip Centers — 0.6%
Acadia Realty Trust	49,835	650,347
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $13,075,590)		10,222,598
EXCHANGE TRADED FUNDS — 0.8%
iShares Russell 2000 Value Index Fund
(Cost $762,062)	18,961	882,255
SHORT-TERM INVESTMENTS — 4.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,165,404	2,165,404
RBB Sansom Street Fund Money Market Portfolio	2,165,404	2,165,404
TOTAL SHORT-TERM INVESTMENTS (Cost $4,330,808)		4,330,808
TOTAL INVESTMENTS — 100.0% (Cost $131,482,217)		$109,488,695

†  See Security Valuation Note.

*  Non-income producing security.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP VALUE FUND

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$94,053,034	$94,053,034	$—	$—
REAL ESTATE INVESTMENT TRUSTS	10,222,598	10,222,598	—	—
EXCHANGE TRADED FUNDS	882,255	882,255	—	—
SHORT-TERM INVESTMENTS	4,330,808	4,330,808	—	—
TOTAL INVESTMENTS	$109,488,695	$109,488,695	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 90.7%
Advertising — 0.1%
APAC Customer Services, Inc.*	447	$2,293
Harte-Hanks, Inc.	573	5,300
inVentiv Health, Inc.*	515	6,968
Marchex Inc., Class B	244	823
		15,384
Aerospace & Defense — 1.3%
AAR Corp.*	608	9,759
AeroVironment, Inc.*	218	6,728
Argon ST, Inc.*	211	4,340
Astronics Corp.*	168	1,746
Cubic Corp.	241	8,625
Curtiss-Wright Corp.	721	21,435
Ducommun, Inc.	165	3,100
Esterline Technologies Corp.*	477	12,912
GenCorp, Inc.*	875	1,671
HEICO Corp.	371	13,453
Herley Industries, Inc.*	185	2,030
Kaman Corp.	395	6,597
LMI Aerospace, Inc.*	153	1,548
Moog, Inc., Class A*	662	17,086
National Presto Industries, Inc.	70	5,327
Orbital Sciences Corp.*	877	13,304
Teledyne Technologies, Inc.*	575	18,831
Triumph Group, Inc.	251	10,040
		158,532
Agriculture — 0.4%
AgFeed Industries, Inc.*	429	2,544
Alico, Inc.	51	1,531
Alliance One International, Inc.*	1,306	4,963
Cadiz, Inc.*	196	1,887
Griffin Land & Nurseries, Inc.	40	1,251
Star Scientific, Inc.*	1,179	1,049
Tejon Ranch Co.*	167	4,424
The Andersons, Inc.	273	8,174
Universal Corp.	381	12,615
Vector Group Ltd.	600	8,574
		47,012
Airlines — 0.6%
AirTran Holdings, Inc.*	1,933	11,965
Alaska Air Group, Inc.*	552	10,080
Allegiant Travel Co.*	249	9,870
Hawaiian Holdings, Inc.*	859	5,171
JetBlue Airways Corp.*	3,691	15,761
Republic Airways Holdings, Inc.*	501	3,272
SkyWest, Inc.	895	9,129
UAL Corp.*	2,181	6,957
US Airways Group, Inc.*	1,945	4,726
		76,931
Apparel — 1.5%
American Apparel, Inc.*	527	1,918
Carter's, Inc.*	904	22,247
Cherokee, Inc.	100	1,982

	Number of Shares	Value†
Apparel — (continued)
Columbia Sportswear Co.	197	$6,091
Crocs, Inc.*	1,306	4,440
Deckers Outdoor Corp.*	210	14,757
G-III Apparel Group Ltd.*	209	2,401
Iconix Brand Group, Inc.*	962	14,796
Jones Apparel Group, Inc.	1,369	14,689
K-Swiss, Inc., Class A	424	3,604
Maidenform Brands, Inc.*	338	3,877
Oxford Industries, Inc.	208	2,423
Perry Ellis International, Inc.*	214	1,558
Quiksilver, Inc.*	1,937	3,584
Skechers U.S.A., Inc., Class A*	527	5,149
Steven Madden Ltd.*	274	6,973
The Warnaco Group, Inc.*	704	22,810
Timberland Co., Class A*	721	9,568
True Religion Apparel, Inc.*	411	9,165
Under Armour, Inc., Class A*	515	11,526
Unifi, Inc.*	782	1,110
Volcom, Inc.*	267	3,338
Weyco Group, Inc.	100	2,309
Wolverine World Wide, Inc.	755	16,655
		186,970
Auto Manufacturers — 0.1%
Force Protection, Inc.*	1,042	9,211
Auto Parts & Equipment — 0.5%
American Axle & Manufacturing Holdings, Inc.	906	3,117
Amerigon, Inc.*	339	2,068
ArvinMeritor, Inc.	1,143	5,018
ATC Technology Corp.*	312	4,524
Cooper Tire & Rubber Co.	889	8,819
Dana Holding Corp.*	1,544	1,976
Dorman Products, Inc.*	157	2,171
Exide Technologies*	1,130	4,215
Fuel Systems Solutions, Inc.*	184	3,715
Lear Corp.*	1,096	548
Miller Industries, Inc.*	187	1,646
Modine Manufacturing Co.	479	2,299
Spartan Motors, Inc.	517	5,858
Standard Motor Products, Inc.	282	2,332
Superior Industries International, Inc.	362	5,104
Tenneco, Inc.*	689	7,303
Titan International, Inc.	491	3,668
Wonder Auto Technology, Inc.*	235	2,380
		66,761
Banks — 5.8%
1st Source Corp.	226	3,903
Alliance Financial Corp.	73	2,070
American National Bankshares, Inc.	109	2,102
Ameris Bancorp	204	1,289
Ames National Corp.	99	2,417
Arrow Financial Corp.	130	3,510
Auburn National Bancorporation, Inc.	46	1,311
BancFirst Corp.	105	3,631

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Banco Latinoamericano de Exportaciones S.A., Class E	436	$5,419
Bancorp Rhode Island, Inc.	69	1,360
Bancorp, Inc.*	212	1,272
Bank Mutual Corp.	753	6,566
Bank of Kentucky Financial Corp.	58	1,624
Bank of Marin Bancorp	90	2,426
Bank of the Ozarks, Inc.	188	4,066
Banner Corp.	214	817
Bar Harbor Bankshares	53	1,635
Boston Private Financial Holdings, Inc.	1,119	5,013
Bridge Bancorp, Inc.	107	2,913
Bryn Mawr Bank Corp.	99	1,868
Camden National Corp.	110	3,743
Capital City Bank Group, Inc.	169	2,848
Cardinal Financial Corp.	418	3,273
Cass Information Systems, Inc.	137	4,485
Cathay General Bancorp	762	7,247
Center Bancorp, Inc.	202	1,646
CenterState Banks of Florida, Inc.	132	979
Central Pacific Financial Corp.	455	1,706
Century Bancorp, Inc. Class A	69	1,272
Chemical Financial Corp.	371	7,387
Citizens & Northern Corp.	127	2,612
Citizens Holding Co.	71	2,215
Citizens Republic Bancorp, Inc.*	1,780	1,264
City Holding Co.	248	7,529
CNB Financial Corp.	153	2,168
CoBiz Financial, Inc.	300	1,923
Columbia Banking System, Inc.	259	2,650
Community Bank System, Inc.	502	7,309
Community Trust Bancorp, Inc.	238	6,366
CVB Financial Corp.	1,050	6,268
Eagle Bancorp, Inc.*	185	1,622
East West Bancorp, Inc.	977	6,341
Enterprise Bancorp, Inc.	97	1,145
Enterprise Financial Services Corp.	166	1,509
F.N.B. Corp.	1,455	9,006
Farmers Capital Bank Corp.	99	2,492
Financial Institutions, Inc.	168	2,295
First Bancorp	224	3,512
First Bancorp, Inc.	134	2,609
First BanCorp.	1,318	5,206
First Busey Corp.	402	2,955
First California Financial Group, Inc.*	122	753
First Commonwealth Financial Corp.	1,317	8,350
First Community Bancshares, Inc.	142	1,823
First Financial Bancorp	605	4,550
First Financial Bankshares, Inc.	323	16,266
First Financial Corp.	180	5,684
First Financial Service Corp.	77	1,341
First Merchants Corp.	300	2,409
First Midwest Bancorp, Inc.	711	5,197
First South Bancorp, Inc.	100	1,160
FirstMerit Corp.	1,307	22,193

	Number of Shares	Value†
Banks — (continued)
German American Bancorp, Inc.	192	$2,767
Glacier Bancorp, Inc.	986	14,563
Great Southern Bancorp, Inc.	171	3,514
Guaranty Bancorp*	869	1,660
Hampton Roads Bankshares, Inc.	322	2,657
Hancock Holding Co.	385	12,509
Harleysville National Corp.	658	3,093
Heartland Financial USA, Inc.	217	3,099
Heritage Financial Corp.	108	1,248
Home Bancshares, Inc.	200	3,808
IBERIABANK Corp.	242	9,537
Independent Bank Corp.	313	6,166
International Bancshares Corp.	769	7,928
Lakeland Bancorp, Inc.	308	2,769
Lakeland Financial Corp.	194	3,686
MainSource Financial Group, Inc.	321	2,382
MB Financial, Inc.	504	5,136
Merchants Bancshares, Inc.	86	1,908
Metro Bancorp, Inc.*	63	1,213
Midsouth Bancorp, Inc.	86	1,445
Nara Bancorp, Inc.	439	2,274
National Bankshares, Inc.	119	2,856
National Penn Bancshares, Inc.	1,335	6,154
NBT Bancorp, Inc.	535	11,615
Northrim BanCorp, Inc.	116	1,615
Norwood Financial Corp.	37	1,160
Ohio Valley Banc Corp.	71	2,083
Old National Bancorp	1,035	10,164
Old Second Bancorp, Inc.	235	1,387
Oriental Financial Group, Inc.	360	3,492
Orrstown Financial Services, Inc.	87	3,240
Pacific Capital Bancorp	660	1,412
Pacific Continental Corp.	159	1,929
PacWest Bancorp	406	5,343
Park National Corp.	166	9,376
Peapack-Gladstone Financial Corp.	129	2,488
Penns Woods Bancorp, Inc.	68	1,982
Peoples Bancorp, Inc.	172	2,933
Peoples Financial Corp.	72	1,368
Pinnacle Financial Partners, Inc.*	363	4,835
Porter Bancorp, Inc.	58	879
PremierWest Bancorp	355	1,203
PrivateBancorp, Inc.	561	12,477
Prosperity Bancshares, Inc.	736	21,955
Renasant Corp.	337	5,062
Republic Bancorp, Inc., Class A	134	3,027
Republic First Bancorp, Inc.*	144	1,123
S&T Bancorp, Inc.	350	4,256
S.Y. Bancorp, Inc.	197	4,761
Sandy Spring Bancorp, Inc.	235	3,454
Santander BanCorp*	88	612
SCBT Financial Corp.	186	4,406
Shore Bancshares, Inc.	112	2,009
Sierra Bancorp	106	1,339
Signature Bank*	539	14,618

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Simmons First National Corp., Class A	222	$5,932
Smithtown Bancorp, Inc.	202	2,584
Southside Bancshares, Inc.	202	4,620
Southwest Bancorp, Inc.	236	2,303
State Bancorp, Inc.	235	1,777
StellarOne Corp.	328	4,248
Sterling Bancorp	271	2,263
Sterling Bancshares, Inc.	1,215	7,691
Sterling Financial Corp.	748	2,177
Suffolk Bancorp	143	3,667
Sun Bancorp, Inc.*	210	1,088
Susquehanna Bancshares, Inc.	1,357	6,636
SVB Financial Group*	528	14,372
Texas Capital Bancshares, Inc.*	578	8,942
The Colonial BancGroup, Inc.	3,318	2,057
The First of Long Island Corp.	95	2,198
The South Financial Group, Inc.	1,244	1,480
Tompkins Financial Corp.	135	6,473
Tower Bancorp, Inc.	63	2,214
TowneBank	304	4,256
Trico Bancshares	204	3,162
TrustCo Bank Corp.	1,151	6,802
Trustmark Corp.	917	17,716
UCBH Holdings, Inc.	1,627	2,050
UMB Financial Corp.	514	19,537
Umpqua Holdings Corp.	933	7,240
Union Bankshares Corp.	214	3,204
United Bankshares, Inc.	582	11,372
United Community Banks, Inc.*	649	3,890
United Security Bancshares	107	2,343
Univest Corp. of Pennsylvania	200	4,052
Washington Banking Co.	175	1,649
Washington Trust Bancorp, Inc.	197	3,513
Webster Financial Corp.	864	6,955
WesBanco, Inc.	415	6,034
West Bancorporation, Inc.	268	1,340
Westamerica Bancorporation	449	22,275
Western Alliance Bancorp*	759	5,192
Wilber Corp.	115	1,277
Wilshire Bancorp, Inc.	276	1,587
Wintrust Financial Corp.	360	5,789
Yadkin Valley Financial Corp.	244	1,686
		714,138
Beverages — 0.2%
Boston Beer Co., Inc., Class A*	130	3,847
Coca-Cola Bottling Co. Consolidated	58	3,198
Diedrich Coffee, Inc.*	60	1,427
Farmer Bros. Co.	104	2,379
Heckmann Corp.*	1,320	4,950
National Beverage Corp.*	142	1,512
Peet's Coffee & Tea, Inc.*	189	4,763
		22,076

	Number of Shares	Value†
Biotechnology — 2.6%
Acorda Therapeutics, Inc.*	609	$17,168
Affymax, Inc.*	210	3,870
Alnylam Pharmaceuticals, Inc.*	579	12,894
AMAG Pharmaceuticals, Inc.*	265	14,488
American Oriental Bioengineering, Inc.*	970	5,131
Arena Pharmaceuticals, Inc.*	1,155	5,763
Ariad Pharmaceuticals, Inc.*	1,269	2,018
Arqule, Inc.*	609	3,739
ARYx Therapeutics, Inc.*	381	1,573
BioCryst Pharmaceuticals, Inc.*	397	1,600
Cambrex Corp.*	467	1,924
Cardium Therapeutics, Inc.*	741	1,371
Celera Corp.*	1,256	9,583
Cell Therapeutics, Inc.*	7,444	12,804
Celldex Therapeutics, Inc.*	244	1,908
Chelsea Therapeutics International, Inc.*	421	1,772
China-Biotics, Inc.*	138	1,488
Clinical Data, Inc.*	154	1,697
Cougar Biotechnology, Inc.*	228	9,795
Cubist Pharmaceuticals, Inc.*	922	16,900
Curis, Inc.*	1,173	1,865
Cytokinetics, Inc.*	719	2,035
Discovery Laboratories, Inc.*	1,463	1,507
Emergent BioSolutions, Inc.*	273	3,912
Enzo Biochem, Inc.*	495	2,193
Enzon Pharmaceuticals, Inc.*	715	5,627
Exelixis, Inc.*	1,657	8,070
Facet Biotech Corp.*	327	3,038
Geron Corp.*	1,316	10,094
GTx, Inc.*	279	2,575
Halozyme Therapeutics, Inc.*	948	6,608
Harvard Bioscience, Inc.*	455	1,797
Human Genome Sciences, Inc.*	2,092	5,983
Idera Pharmaceuticals, Inc.*	343	2,010
Immunogen, Inc.*	807	6,948
Immunomedics, Inc.*	936	2,377
Incyte Corp. Ltd.*	1,159	3,813
Insmed, Inc.*	2,068	2,068
InterMune, Inc.*	580	8,816
Lexicon Pharmaceuticals, Inc.*	1,150	1,426
Ligand Pharmaceuticals, Inc., Class B*	1,867	5,340
Martek Biosciences Corp.	496	10,490
Maxygen, Inc.*	401	2,695
Micromet, Inc.*	723	3,601
Molecular Insight Pharmaceuticals, Inc.*	374	1,934
Momenta Pharmaceuticals, Inc.*	579	6,965
Nanosphere, Inc.*	200	982
Novavax, Inc.*	970	3,182
NPS Pharmaceuticals, Inc.*	657	3,062
OncoGenex Pharmaceutical, Inc.*	73	1,597
PDL BioPharma, Inc.	1,916	15,136
Protalix BioTherapeutics, Inc.*	602	2,721
Regeneron Pharmaceuticals, Inc.*	964	17,275
Repligen Corp.*	485	2,667
RTI Biologics, Inc.*	758	3,252

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Sangamo Biosciences, Inc.*	703	$3,473
Seattle Genetics, Inc.*	1,155	11,227
SEQUENOM, Inc.*	857	3,351
StemCells, Inc.*	1,772	3,012
SuperGen, Inc.*	1,051	2,112
The Medicines Co.*	862	7,232
Vical, Inc.*	621	1,683
ZymoGenetics, Inc.*	596	2,742
		325,979
Building Materials — 0.7%
AAON, Inc.	192	3,825
Apogee Enterprises, Inc.	443	5,449
Broadwind Energy, Inc.*	524	5,932
Builders FirstSource, Inc.*	296	1,231
Comfort Systems USA, Inc.	637	6,529
Drew Industries, Inc.*	291	3,541
Gibraltar Industries, Inc.	372	2,556
Interline Brands, Inc.*	505	6,908
Louisiana-Pacific Corp.*	1,612	5,513
LSI Industries, Inc.	314	1,711
NCI Building Systems, Inc.*	316	834
Quanex Building Products Corp.	568	6,373
Simpson Manufacturing Co., Inc.	612	13,231
Texas Industries, Inc.	380	11,917
Trex Co., Inc.*	218	2,915
U.S. Concrete, Inc.*	464	919
Universal Forest Products, Inc.	309	10,225
		89,609
Chemicals — 1.6%
A. Schulman, Inc.	423	6,392
Aceto Corp.	343	2,288
American Vanguard Corp.	278	3,141
Arch Chemicals, Inc.	378	9,295
Balchem Corp.	287	7,037
China Green Agriculture, Inc.*	159	1,286
Ferro Corp.	649	1,785
H.B. Fuller Co.	742	13,927
Hawkins, Inc.	148	3,342
ICO, Inc.*	332	903
Innophos Holdings, Inc.	286	4,831
Innospec, Inc.	369	3,967
Landec Corp.*	330	2,241
Minerals Technologies, Inc.	295	10,626
NewMarket Corp.	162	10,907
Olin Corp.	1,250	14,862
OM Group, Inc.*	463	13,436
Omnova Solutions, Inc.*	768	2,504
PolyOne Corp.*	1,394	3,778
Quaker Chemical Corp.	148	1,967
Rockwood Holdings, Inc.*	793	11,610
Sensient Technologies Corp.	746	16,837
ShengdaTech, Inc.*	550	2,073
Solutia, Inc.*	1,398	8,052

	Number of Shares	Value†
Chemicals — (continued)
Spartech Corp.	436	$4,007
Stepan Co.	122	5,388
Symyx Technologies, Inc.*	539	3,153
W.R. Grace & Co.*	1,157	14,312
Westlake Chemical Corp.	281	5,730
Zep, Inc.	309	3,723
Zoltek Cos., Inc.*	395	3,839
		197,239
Coal — 0.2%
International Coal Group, Inc.*	1,842	5,268
James River Coal Co.*	432	6,536
Patriot Coal Corp.*	1,043	6,654
Westmoreland Coal Co.*	115	932
		19,390
Commercial Services — 6.1%
ABM Industries, Inc.	739	13,354
Administaff, Inc.	332	7,726
Advance America Cash Advance Centers, Inc.	633	2,804
Albany Molecular Research, Inc.*	347	2,911
American Caresource Holdings, Inc.*	226	845
American Public Education, Inc.*	292	11,566
AMN Healthcare Services, Inc.*	509	3,247
Arbitron, Inc.	413	6,563
Asset Acceptance Capital Corp.*	214	1,646
Avis Budget Group, Inc.*	1,659	9,373
Bankrate, Inc.*	192	4,846
Barrett Business Services, Inc.	142	1,491
Bridgepoint Education, Inc.*	233	3,961
Capella Education Co.*	222	13,309
Cardtronics, Inc.*	257	979
CBIZ, Inc.*	661	4,706
CDI Corp.	195	2,174
Cenveo, Inc.*	699	2,957
Chemed Corp.	362	14,292
ChinaCast Education Corp.*	497	3,539
Coinstar, Inc.*	461	12,309
Consolidated Graphics, Inc.*	151	2,630
Corinthian Colleges, Inc.*	1,319	22,331
Cornell Cos, Inc.*	178	2,885
Corvel Corp.*	112	2,550
CoStar Group, Inc.*	305	12,160
CPI Corp.	92	1,563
CRA International, Inc.*	174	4,830
Cross Country Healthcare, Inc.*	429	2,947
Deluxe Corp.	779	9,979
Diamond Management & Technology Consultants, Inc.	440	1,848
Dollar Financial Corp.*	361	4,978
Dollar Thrifty Automotive Group, Inc.*	396	5,524
DynCorp International, Inc., Class A*	362	6,078
Electro Rent Corp.	328	3,113
Emergency Medical Services Corp., Class A*	144	5,302
Euronet Worldwide, Inc.*	779	15,105
ExlService Holdings, Inc.*	200	2,242

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
First Advantage Corp., Class A*	159	$2,418
Forrester Research, Inc.*	227	5,573
Franklin Covey Co.*	241	1,501
Gartner, Inc.*	922	14,070
Global Cash Access Holdings, Inc.*	579	4,609
Grand Canyon Education, Inc.*	264	4,430
Great Lakes Dredge & Dock Corp.	651	3,112
H&E Equipment Services, Inc.*	459	4,292
Healthcare Services Group	651	11,640
Heartland Payment Systems, Inc.	618	5,914
Heidrick & Struggles International, Inc.	269	4,909
Hill International, Inc.*	389	1,673
HMS Holdings Corp.*	414	16,858
Huron Consulting Group, Inc.*	344	15,903
ICF International, Inc.*	148	4,083
ICT Group, Inc.*	150	1,310
Information Services Group, Inc.*	438	1,318
Jackson Hewitt Tax Service, Inc.	421	2,636
K12, Inc.*	384	8,275
Kelly Services, Inc., Class A	414	4,533
Kendle International, Inc.*	209	2,558
Kenexa Corp.*	326	3,772
Kforce, Inc.*	453	3,746
Korn/Ferry International*	712	7,576
Landauer, Inc.	144	8,833
Learning Tree International, Inc.*	118	1,215
Lincoln Educational Services Corp.*	165	3,453
Live Nation, Inc.*	1,364	6,629
Mac-Gray Corp.*	199	2,635
MAXIMUS, Inc.	269	11,096
McGrath Rentcorp	353	6,728
Medifast, Inc.*	231	2,647
MedQuist, Inc.	191	1,161
Midas, Inc.*	224	2,348
MoneyGram International, Inc.*	1,451	2,583
Monro Muffler Brake, Inc.	255	6,556
MPS Group, Inc.*	1,418	10,834
Multi-Color Corp.	167	2,047
National Research Corp.	29	708
Navigant Consulting, Inc.*	805	10,401
Net 1 UEPS Technologies, Inc.*	621	8,439
Nobel Learning Communities, Inc.*	84	964
Odyssey Marine Exploration, Inc.*	731	1,170
On Assignment, Inc.*	552	2,158
Parexel International Corp.*	925	13,302
PHH Corp.*	844	15,344
Pre-Paid Legal Services, Inc.*	110	4,795
Princeton Review, Inc.*	210	1,136
Rent-A-Center, Inc.*	1,034	18,436
Resources Connection, Inc.*	682	11,710
Rewards Network, Inc.*	360	1,361
RiskMetrics Group, Inc.*	361	6,375
Rollins, Inc.	706	12,221
RSC Holdings, Inc.*	808	5,430
Sotheby's	1,013	14,293

	Number of Shares	Value†
Commercial Services — (continued)
Spherion Corp.*	738	$3,041
Standard Parking Corp.*	93	1,515
StarTek, Inc.*	220	1,764
Steiner Leisure Ltd.*	214	6,533
Stewart Enterprises, Inc., Class A	1,308	6,305
SuccessFactors, Inc.*	609	5,591
Team, Inc.*	292	4,576
TeleTech Holdings, Inc.*	545	8,257
The Advisory Board Co.*	245	6,297
The Corporate Executive Board Co.	549	11,397
The GEO Group, Inc.*	820	15,236
The Hackett Group, Inc.*	801	1,866
The Providence Service Corp.*	200	2,190
Ticketmaster Entertainment, Inc.*	627	4,025
TNS, Inc.*	368	6,900
Transcend Services, Inc.*	116	1,839
Tree.com, Inc.*	127	1,219
TrueBlue, Inc.*	706	5,930
United Rentals, Inc.*	987	6,406
Universal Technical Institute, Inc.*	325	4,852
Valassis Communications, Inc.*	723	4,418
Viad Corp.	297	5,114
VistaPrint Ltd.*	682	29,087
Volt Information Sciences, Inc.*	200	1,254
Watson Wyatt Worldwide, Inc., Class A	679	25,483
Wright Express Corp.*	603	15,358
		750,833
Computers — 2.9%
3D Systems Corp.*	255	1,839
3PAR, Inc.*	438	5,431
Agilysys, Inc.	376	1,760
CACI International, Inc., Class A*	467	19,946
Ciber, Inc.*	1,157	3,587
Cogo Group, Inc.*	389	2,322
Compellent Technologies, Inc.*	281	4,285
Computer Task Group, Inc.*	279	1,702
COMSYS IT Partners, Inc.*	280	1,638
Cray, Inc.*	499	3,932
Data Domain, Inc.*	755	25,179
Dynamics Research Corp.*	160	1,602
Echelon Corp.*	437	3,706
Electronics for Imaging, Inc.*	761	8,112
eLoyalty Corp.*	134	1,056
iGate Corp.	357	2,363
Imation Corp.	484	3,683
Immersion Corp.*	442	2,183
Insight Enterprises, Inc.*	719	6,946
Integral Systems, Inc.*	281	2,338
Isilon Systems, Inc.*	418	1,772
Jack Henry & Associates, Inc.	1,334	27,680
LivePerson, Inc.*	721	2,884
Manhattan Associates, Inc.*	344	6,268
Maxwell Technologies, Inc.*	347	4,799
Mentor Graphics Corp.*	1,435	7,849

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Computers — (continued)
Mercury Computer Systems, Inc.*	336	$3,108
MTS Systems Corp.	272	5,617
NCI, Inc., Class A*	100	3,042
Ness Technologies, Inc.*	604	2,362
Netezza Corp.*	774	6,440
NetScout Systems, Inc.*	424	3,977
Palm, Inc.*	2,192	36,321
PAR Technology Corp.*	164	1,048
Perot Systems Corp., Class A*	1,340	19,202
Quantum Corp.*	2,961	2,458
Radiant Systems, Inc.*	407	3,378
RadiSys Corp.*	340	3,063
Rimage Corp.*	151	2,508
Riverbed Technology, Inc.*	869	20,152
Silicon Graphics International Corp.*	466	2,116
Silicon Storage Technology, Inc.*	1,270	2,375
SMART Modular Technologies (WWH), Inc.*	600	1,362
SRA International, Inc., Class A*	648	11,379
STEC, Inc.*	456	10,575
Stratasys, Inc.*	296	3,253
Super Micro Computer, Inc.*	340	2,604
SYKES Enterprises, Inc.*	560	10,130
Synaptics, Inc.*	527	20,369
Syntel, Inc.	197	6,194
Tier Technologies, Inc. Class B*	309	2,373
Unisys Corp.*	6,024	9,096
Virtusa Corp.*	156	1,253
		350,617
Cosmetics & Personal Care — 0.3%
Bare Escentuals, Inc.*	1,073	9,518
Chattem, Inc.*	310	21,111
Elizabeth Arden, Inc.*	351	3,064
Inter Parfums, Inc.	224	1,644
Revlon, Inc. Class A*	355	1,931
		37,268
Distribution & Wholesale — 1.2%
Beacon Roofing Supply, Inc.*	695	10,050
BMP Sunstone Corp.*	386	1,830
Brightpoint, Inc.*	734	4,602
Chindex International, Inc.*	214	2,647
Core-Mark Holding Co., Inc.*	135	3,518
FGX International Holdings Ltd.*	200	2,276
Fossil, Inc.*	750	18,060
Houston Wire & Cable Co.	269	3,204
MWI Veterinary Supply, Inc.*	177	6,170
Owens & Minor, Inc.	663	29,053
Pool Corp.	777	12,867
Rentrak Corp.*	165	2,711
ScanSource, Inc.*	396	9,710
School Specialty, Inc.*	291	5,881
Titan Machinery, Inc.*	223	2,830
United Stationers, Inc.*	365	12,731
Watsco, Inc.	382	18,691
		146,831

	Number of Shares	Value†
Diversified Financial Services — 1.8%
BGC Partners, Inc., Class A	566	$2,145
Broadpoint Gleacher Securities, Inc.*	611	3,409
Calamos Asset Management, Inc., Class A	299	4,219
Cohen & Steers, Inc.	272	4,066
CompuCredit Holdings Corp.*	200	460
Credit Acceptance Corp.*	100	2,185
Diamond Hill Investment Group, Inc.*	37	1,487
Doral Financial Corp.*	77	193
Duff & Phelps Corp., Class A	270	4,801
E*TRADE Financial Corp.*	7,807	9,993
Encore Capital Group, Inc.*	216	2,862
Epoch Holding Corp.	125	1,080
Evercore Partners, Inc., Class A	156	3,064
FBR Capital Markets Corp.*	420	1,974
FCStone Group, Inc.*	390	1,540
Financial Federal Corp.	419	8,610
GAMCO Investors, Inc., Class A	121	5,868
GFI Group, Inc.	1,024	6,902
International Assets Holding Corp.*	78	1,160
JMP Group, Inc.	263	2,022
Kayne Anderson Energy Development Co.	147	1,949
KBW, Inc.*	558	16,048
Knight Capital Group, Inc., Class A*	1,452	24,757
LaBranche & Co., Inc.*	759	3,264
MarketAxess Holdings, Inc.*	444	4,231
MF Global Ltd.*	1,569	9,304
National Financial Partners Corp.	571	4,180
Nelnet, Inc., Class A*	251	3,411
NewStar Financial, Inc.*	300	573
Ocwen Financial Corp.*	565	7,328
Oppenheimer Holdings, Inc. Class A	133	2,816
optionsXpress Holdings, Inc.	637	9,893
Penson Worldwide, Inc.*	273	2,443
Piper Jaffray Cos.*	299	13,057
Portfolio Recovery Associates, Inc.*	235	9,102
Pzena Investment Management, Inc. Class A	130	985
Sanders Morris Harris Group, Inc.	279	1,534
Stifel Financial Corp.*	419	20,150
SWS Group, Inc.	368	5,141
The First Marblehead Corp.*	1,106	2,234
Thomas Weisel Partners Group, Inc.*	266	1,601
TradeStation Group, Inc.*	510	4,315
U.S. Global Investors, Inc., Class A	200	1,852
Virtus Investment Partners, Inc.*	82	1,205
Westwood Holdings Group, Inc.	81	3,387
World Acceptance Corp.*	234	4,659
		227,459
Electric — 1.9%
Allete, Inc.	421	12,104
Avista Corp.	876	15,602
Black Hills Corp.	598	13,748
Central Vermont Public Service Corp.	191	3,457
CH Energy Group, Inc.	247	11,535
Cleco Corp.	964	21,613

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
El Paso Electric Co.*	676	$9,437
EnerNOC, Inc.*	197	4,269
Florida Public Utilities Co.	114	1,599
IDACORP, Inc.	753	19,684
MGE Energy, Inc.	371	12,447
NorthWestern Corp.	560	12,746
Otter Tail Corp.	535	11,684
Pike Electric Corp.*	258	3,109
PNM Resources, Inc.	1,347	14,426
Portland General Electric Co.	1,162	22,636
The Empire District Electric Co.	523	8,640
U.S. Geothermal, Inc.*	1,136	1,613
UIL Holdings Corp.	460	10,327
UniSource Energy Corp.	571	15,154
Unitil Corp.	178	3,670
		229,500
Electrical Components & Equipment — 1.1%
Advanced Battery Technologies, Inc.*	782	3,144
Advanced Energy Industries, Inc.*	468	4,207
American Superconductor Corp.*	694	18,217
Belden, Inc.	701	11,707
China BAK Battery, Inc.*	562	1,658
Encore Wire Corp.	275	5,871
Ener1, Inc.*	796	4,346
Energy Conversion Devices, Inc.*	737	10,429
EnerSys*	649	11,805
Evergreen Solar, Inc.*	3,065	6,651
Fushi Copperweld, Inc.*	226	1,869
GrafTech International Ltd.*	1,851	20,935
Graham Corp.	154	2,048
Harbin Electric, Inc.*	196	3,065
InSteel Industries, Inc.	291	2,398
Littelfuse, Inc.*	335	6,687
Orion Energy Systems, Inc.*	147	551
Powell Industries, Inc.*	113	4,189
Power-One, Inc.*	1,024	1,526
PowerSecure International, Inc.*	268	1,142
SatCon Technology Corp.*	945	1,701
SmartHeat, Inc.*	137	938
Ultralife Corp.*	210	1,506
Universal Display Corp.*	459	4,489
Valence Technology, Inc.*	768	1,375
Vicor Corp.	322	2,325
		134,779
Electronics — 2.5%
American Science & Engineering, Inc.	140	9,677
Analogic Corp.	208	7,686
Axsys Technologies, Inc.*	142	7,617
Badger Meter, Inc.	223	9,143
Bel Fuse, Inc., Class B	169	2,711
Benchmark Electronics, Inc.*	1,012	14,573
Brady Corp., Class A	757	19,016
Checkpoint Systems, Inc.*	606	9,508

	Number of Shares	Value†
Electronics — (continued)
China Security & Surveillance Technology, Inc.*	463	$3,491
Cogent, Inc.*	651	6,985
Coherent, Inc.*	367	7,590
CTS Corp.	498	3,262
Cymer, Inc.*	455	13,527
Daktronics, Inc.	509	3,919
DDi Corp.*	279	1,264
Dionex Corp.*	284	17,332
Electro Scientific Industries, Inc.*	400	4,472
FARO Technologies, Inc.*	240	3,727
FEI Co.*	601	13,763
ICx Technologies, Inc.*	163	978
II-VI, Inc.*	371	8,225
L-1 Identity Solutions, Inc.*	1,104	8,545
LaBarge, Inc.*	188	1,743
Measurement Specialties, Inc.*	270	1,903
MEMSIC, Inc.*	315	1,336
Methode Electronics, Inc.	541	3,798
Microvision, Inc.*	1,103	3,386
Multi-Fineline Electronix, Inc.*	131	2,803
Newport Corp.*	513	2,970
NVE Corp.*	71	3,451
OSI Systems, Inc.*	232	4,837
Park Electrochemical Corp.	312	6,717
Plexus Corp.*	603	12,337
RAE Systems, Inc.*	831	1,147
Rofin-Sinar Technologies, Inc.*	452	9,045
Rogers Corp.*	224	4,532
Spectrum Control, Inc.*	226	1,989
SRS Labs, Inc.*	221	1,470
Stoneridge, Inc.*	273	1,310
Taser International, Inc.*	911	4,154
Technitrol, Inc.	616	3,986
TTM Technologies, Inc.*	622	4,951
Varian, Inc.*	458	18,059
Watts Water Technologies, Inc., Class A	447	9,628
Woodward Governor Co.	963	19,067
X-Rite, Inc.*	545	817
Zygo Corp.*	182	848
		303,295
Energy — Alternate Sources — 0.2%
Ascent Solar Technologies, Inc.*	277	2,166
Clean Energy Fuels Corp.*	500	4,305
Comverge, Inc.*	334	4,041
Evergreen Energy, Inc.*	2,186	2,142
FuelCell Energy, Inc.*	981	4,101
Green Plains Renewable Energy, Inc.*	189	1,238
GT Solar International, Inc.*	412	2,192
Headwaters, Inc.*	580	1,949
Syntroleum Corp.*	1,113	2,460
		24,594

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Engineering & Construction — 0.9%
Argan, Inc.*	136	$1,922
Dycom Industries, Inc.*	592	6,553
EMCOR Group, Inc.*	1,050	21,126
ENGlobal Corp.*	404	1,988
Exponent, Inc.*	213	5,221
Granite Construction, Inc.	548	18,238
Insituform Technologies, Inc., Class A*	627	10,640
Integrated Electrical Services, Inc.*	137	1,070
Layne Christensen Co.*	295	6,033
Michael Baker Corp.*	109	4,617
MYR Group, Inc.*	283	5,722
Orion Marine Group, Inc.*	337	6,403
Stanley, Inc.*	189	6,214
Sterling Construction Co., Inc.*	170	2,594
Tutor Perini Corp.*	419	7,274
VSE Corp.	57	1,491
		107,106
Entertainment — 0.7%
Ascent Media Corp. Class A*	231	6,140
Bally Technologies, Inc.*	846	25,312
Bluegreen Corp.*	184	464
Carmike Cinemas, Inc.*	203	1,701
Churchill Downs, Inc.	149	5,015
Cinemark Holdings, Inc.	461	5,219
Dover Downs Gaming & Entertainment, Inc.	234	1,088
Great Wolf Resorts, Inc.*	314	641
Isle of Capri Casinos, Inc.*	241	3,210
Lakes Entertainment, Inc.*	367	1,068
National CineMedia, Inc.	652	8,971
Pinnacle Entertainment, Inc.*	902	8,380
Reading International, Inc. Class A*	324	1,474
Shuffle Master, Inc.*	798	5,275
Speedway Motorsports, Inc.	216	2,972
Vail Resorts, Inc.*	445	11,935
Youbet.com, Inc.*	550	1,815
		90,680
Environmental Control — 0.9%
American Ecology Corp.	258	4,623
Calgon Carbon Corp.*	819	11,376
Clean Harbors, Inc.*	326	17,601
Darling International, Inc.*	1,244	8,210
Energy Recovery, Inc.*	565	4,000
EnergySolutions, Inc.	1,219	11,215
Fuel Tech, Inc.*	275	2,668
Met-Pro Corp.	215	2,326
Metalico, Inc.*	381	1,775
Mine Safety Appliances Co.	470	11,327
Perma-Fix Environmental Services*	952	2,304
Tetra Tech, Inc.*	958	27,447
Waste Services, Inc.*	384	1,989
		106,861

	Number of Shares	Value†
Food — 1.8%
American Dairy, Inc.*	115	$4,561
American Italian Pasta Co. Class A*	339	9,878
Arden Group, Inc., Class A	18	2,252
B&G Foods, Inc., Class A	300	2,523
Cal-Maine Foods, Inc.	223	5,566
Calavo Growers, Inc.	151	2,994
Chiquita Brands International, Inc.*	663	6,802
Diamond Foods, Inc.	269	7,505
Fresh Del Monte Produce, Inc.*	656	10,667
Great Atlantic & Pacific Tea Co.*	509	2,163
HQ Sustainable Maritime Industries, Inc.*	141	1,290
Imperial Sugar Co.	195	2,361
Ingles Markets, Inc., Class A	204	3,109
J&J Snack Foods Corp.	214	7,683
Lancaster Colony Corp.	304	13,397
Lance, Inc.	414	9,576
Lifeway Foods, Inc.*	87	1,122
M&F Worldwide Corp.*	168	3,360
Nash Finch Co.	190	5,141
Overhill Farms, Inc.*	291	1,534
Ruddick Corp.	654	15,323
Sanderson Farms, Inc.	326	14,670
Seaboard Corp.	5	5,610
Seneca Foods Corp. Class A*	111	3,710
Smart Balance, Inc.*	990	6,742
Spartan Stores, Inc.	342	4,244
The Hain Celestial Group, Inc.*	635	9,912
Tootsie Roll Industries, Inc.	370	8,395
TreeHouse Foods, Inc.*	506	14,558
United Natural Foods, Inc.*	666	17,483
Village Super Market, Inc., Class A	93	2,767
Weis Markets, Inc.	166	5,564
Winn-Dixie Stores, Inc.*	818	10,258
Zhongpin, Inc.*	268	2,777
		225,497
Forest Products & Paper — 0.4%
Boise, Inc.*	758	1,304
Buckeye Technologies, Inc.*	609	2,734
Clearwater Paper Corp.*	171	4,325
Deltic Timber Corp.	153	5,427
Domtar Corp.*	669	11,092
KapStone Paper and Packaging Corp.*	400	1,876
Neenah Paper, Inc.	274	2,414
Orchids Paper Products Co.*	89	1,829
P.H. Glatfelter Co.	677	6,025
Schweitzer-Mauduit International, Inc.	249	6,775
Wausau Paper Corp.	634	4,261
		48,062
Gas — 1.4%
Chesapeake Utilities Corp.	101	3,286
New Jersey Resources Corp.	649	24,039
Nicor, Inc.	698	24,165

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Gas — (continued)
Northwest Natural Gas Co.	410	$18,171
Piedmont Natural Gas Co., Inc.	1,169	28,185
South Jersey Industries, Inc.	462	16,119
Southwest Gas Corp.	716	15,902
The Laclede Group, Inc.	333	11,032
WGL Holdings, Inc.	799	25,584
		166,483
Hand & Machine Tools — 0.4%
Baldor Electric Co.	716	17,034
Franklin Electric Co., Inc.	348	9,020
K-Tron International, Inc.*	39	3,107
Regal-Beloit Corp.	571	22,680
		51,841
Healthcare Products — 4.2%
Abaxis, Inc.*	346	7,107
ABIOMED, Inc.*	489	4,313
Accuray, Inc.*	657	4,382
Affymetrix, Inc.*	1,102	6,535
Align Technology, Inc.*	925	9,805
Alphatec Holdings, Inc.*	416	1,381
American Medical Systems Holdings, Inc.*	1,129	17,838
AngioDynamics, Inc.*	350	4,644
Aspect Medical Systems, Inc.*	318	1,879
Atrion Corp.	23	3,084
ATS Medical, Inc.*	824	2,711
BioMimetic Therapeutics, Inc.*	220	2,033
Bovie Medical Corp.*	298	2,596
Bruker Corp.*	733	6,788
Cantel Medical Corp.*	200	3,246
Cardiac Science Corp.*	332	1,335
CardioNet, Inc.*	389	6,348
Cardiovascular Systems, Inc.*	180	1,388
Cepheid, Inc.*	883	8,318
Conceptus, Inc.*	463	7,825
CONMED Corp.*	423	6,565
CryoLife, Inc.*	399	2,210
Cutera, Inc.*	237	2,043
Cyberonics, Inc.*	447	7,434
Cynosure, Inc., Class A*	195	1,492
Delcath Systems, Inc.*	421	1,507
DexCom, Inc.*	651	4,030
Electro-Optical Sciences, Inc.*	309	2,407
Endologix, Inc.*	774	2,585
EnteroMedics, Inc.*	306	1,019
ev3, Inc.*	1,077	11,545
Exactech, Inc.*	109	1,580
Genomic Health, Inc.*	209	3,622
Greatbatch, Inc.*	361	8,162
Haemonetics Corp.*	398	22,686
Hanger Orthopedic Group, Inc.*	469	6,374
Hansen Medical, Inc.*	388	1,917
HeartWare International, Inc.*	83	2,317
Home Diagnostics, Inc.*	221	1,357

	Number of Shares	Value†
Healthcare Products — (continued)
ICU Medical, Inc.*	206	$8,477
Immucor, Inc.*	1,126	15,494
Insulet Corp.*	446	3,434
Integra LifeSciences Holdings Corp.*	278	7,370
Invacare Corp.	476	8,401
IRIS International, Inc.*	266	3,139
Kensey Nash Corp.*	139	3,643
LCA-Vision, Inc.*	319	1,346
Luminex Corp.*	628	11,643
MAKO Surgical Corp.*	233	2,102
Masimo Corp.*	810	19,529
Medical Action Industries, Inc.*	216	2,473
Merge Healthcare, Inc.*	467	2,008
Meridian Bioscience, Inc.	626	14,135
Merit Medical Systems, Inc.*	415	6,764
Micrus Endovascular Corp.*	265	2,396
Natus Medical, Inc.*	419	4,835
NuVasive, Inc.*	581	25,913
NxStage Medical, Inc.*	384	2,266
OraSure Technologies, Inc.*	689	1,702
Orthofix International NV*	271	6,778
Orthovita, Inc.*	1,059	5,454
Palomar Medical Technologies, Inc.*	261	3,826
PSS World Medical, Inc.*	962	17,807
Quidel Corp.*	409	5,955
Rochester Medical Corp.*	176	2,358
Rockwell Medical Technologies, Inc.*	257	1,940
Sirona Dental Systems, Inc.*	264	5,277
Somanetics Corp.*	194	3,203
SonoSite, Inc.*	244	4,895
Spectranetics Corp.*	565	2,785
Stereotaxis, Inc.*	488	1,893
STERIS Corp.	906	23,628
SurModics, Inc.*	221	5,001
Symmetry Medical, Inc.*	508	4,735
Synovis Life Technologies, Inc.*	184	3,822
The Female Health Co.*	304	1,459
Thoratec Corp.*	900	24,102
TomoTherapy, Inc.*	699	1,922
TranS1, Inc.*	187	1,165
Utah Medical Products, Inc.	60	1,603
Vascular Solutions, Inc.*	283	2,213
Vital Images, Inc.*	229	2,599
Volcano Corp.*	729	10,191
West Pharmaceutical Services, Inc.	502	17,495
Wright Medical Group, Inc.*	563	9,154
Young Innovations, Inc.	97	2,114
Zoll Medical Corp.*	328	6,344
		521,196
Healthcare Services — 2.2%
Air Methods Corp.*	158	4,323
Alliance HealthCare Services, Inc.*	362	2,653
Allied Healthcare International, Inc.*	827	1,795
Almost Family, Inc.*	122	3,185

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — (continued)
Amedisys, Inc.*	439	$14,496
America Service Group, Inc.*	145	2,330
American Dental Partners, Inc.*	231	2,095
AMERIGROUP Corp.*	828	22,232
Amsurg Corp.*	475	10,184
Assisted Living Concepts, Inc., Class A*	137	1,993
Bio-Reference Labs, Inc.*	184	5,816
Capital Senior Living Corp.*	436	1,984
Centene Corp.*	652	13,027
Continucare Corp.*	556	1,295
Emeritus Corp.*	300	3,963
Genoptix, Inc.*	273	8,733
Gentiva Health Services, Inc.*	471	7,753
HealthSouth Corp.*	1,366	19,725
HealthSpring, Inc.*	768	8,341
Healthways, Inc.*	529	7,115
IPC The Hospitalist Co., Inc.*	263	7,019
Kindred Healthcare, Inc.*	634	7,843
LHC Group, Inc.*	225	4,997
Life Sciences Research, Inc.*	141	1,011
Magellan Health Services, Inc.*	568	18,642
MedCath Corp.*	229	2,693
Metropolitan Health Networks, Inc.*	756	1,520
Molina Healthcare, Inc.*	212	5,071
National Healthcare Corp.	134	5,084
Nighthawk Radiology Holdings, Inc.*	299	1,106
NovaMed, Inc.*	381	1,505
Odyssey HealthCare, Inc.*	474	4,873
Psychiatric Solutions, Inc.*	860	19,556
RadNet, Inc.*	436	981
RehabCare Group, Inc.*	277	6,629
Res-Care, Inc.*	374	5,348
Skilled Healthcare Group, Inc., Class A*	298	2,235
Sun Healthcare Group, Inc.*	686	5,790
Sunrise Senior Living, Inc.*	734	1,211
The Ensign Group, Inc.	135	1,921
Triple-S Management Corp., Class B*	339	5,285
U.S. Physical Therapy, Inc.*	170	2,508
Virtual Radiologic Corp.*	109	984
WellCare Health Plans, Inc.*	679	12,555
		269,405
Holding Companies — 0.0%
Compass Diversified Holdings	341	2,759
Home Builders — 0.3%
Amrep Corp.*	35	386
Beazer Homes USA, Inc.*	721	1,319
Brookfield Homes Corp.*	167	668
Cavco Industries, Inc.*	93	2,356
China Housing & Land Development, Inc.*	459	2,644
Hovnanian Enterprises, Inc., Class A*	708	1,671
M/I Homes, Inc.*	271	2,653
Meritage Homes Corp.*	507	9,562
Skyline Corp.	104	2,262
Standard Pacific Corp.*	1,576	3,199

	Number of Shares	Value†
Home Builders — (continued)
The Ryland Group, Inc.	647	$10,844
Winnebago Industries, Inc.	424	3,150
		40,714
Home Furnishings — 0.5%
American Woodmark Corp.	169	4,047
Audiovox Corp. Class A*	210	1,231
DTS, Inc.*	274	7,417
Ethan Allen Interiors, Inc.	383	3,968
Furniture Brands International, Inc.	666	2,018
Hooker Furniture Corp.	146	1,676
Kimball International, Inc., Class B	444	2,771
La-Z-Boy, Inc.	835	3,941
Sealy Corp.*	745	1,460
Stanley Furniture Co., Inc.	186	2,007
Tempur-Pedic International, Inc.	1,164	15,213
TiVo, Inc.*	1,670	17,502
Universal Electronics, Inc.*	211	4,256
		67,507
Household Products & Wares — 0.6%
ACCO Brands Corp.*	852	2,403
American Greetings Corp., Class A	634	7,405
Blyth, Inc.	91	2,984
Central Garden and Pet Co., Class A*	978	9,633
CSS Industries, Inc.	112	2,283
Ennis, Inc.	373	4,648
Helen of Troy Ltd.*	476	7,992
Oil-Dri Corp. of America	97	1,440
Prestige Brands Holdings, Inc.*	501	3,081
The Standard Register Co.	200	652
Tupperware Brands Corp.	998	25,968
WD-40 Co.	250	7,250
		75,739
Insurance — 3.2%
Ambac Financial Group, Inc.	4,524	4,162
American Equity Investment Life Holding Co.	842	4,698
American Physicians Capital, Inc.	115	4,503
American Physicians Service Group, Inc.	112	2,541
American Safety Insurance Holdings Ltd*	152	2,069
AMERISAFE, Inc.*	278	4,326
AmTrust Financial Services, Inc.	382	4,355
Argo Group International Holdings Ltd.*	495	13,969
Assured Guaranty Ltd.	980	12,132
Baldwin & Lyons, Inc., Class B	125	2,463
Citizens, Inc.*	566	3,441
CNA Surety Corp.*	236	3,184
Conseco, Inc.*	3,028	7,176
Crawford & Co., Class B*	338	1,622
Delphi Financial Group, Inc., Class A	681	13,232
Donegal Group, Inc., Class A	183	2,783
Eastern Insurance Holdings, Inc.	147	1,383
eHealth, Inc.*	365	6,446
EMC Insurance Group, Inc.	100	2,081
Employers Holdings, Inc.	711	9,634

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Enstar Group Ltd.*	109	$6,415
FBL Financial Group, Inc., Class A	227	1,875
First Acceptance Corp.*	371	790
First Mercury Financial Corp.	201	2,768
Flagstone Reinsurance Holdings Ltd.	641	6,602
FPIC Insurance Group, Inc.*	115	3,521
Greenlight Capital Re Ltd., Class A*	448	7,755
Hallmark Financial Services, Inc.*	104	744
Harleysville Group, Inc.	187	5,277
Horace Mann Educators Corp.	609	6,072
Independence Holding Co.	123	782
Infinity Property & Casualty Corp.	222	8,094
IPC Holdings Ltd.	865	23,649
Kansas City Life Insurance Co.	73	1,964
Life Partners Holdings, Inc.	111	1,574
Maiden Holdings Ltd.	730	4,789
Max Capital Group Ltd.	741	13,679
Meadowbrook Insurance Group, Inc.	941	6,145
Mercer Insurance Group, Inc.	103	1,638
MGIC Investment Corp.	2,033	8,945
Montpelier Re Holdings Ltd.	1,379	18,327
National Interstate Corp.	102	1,548
National Western Life Insurance Co., Class A	32	3,736
NYMAGIC, Inc.	70	972
Platinum Underwriters Holdings Ltd.	822	23,501
PMA Capital Corp., Class A*	515	2,343
Presidential Life Corp.	310	2,347
Primus Guaranty Ltd.*	370	873
ProAssurance Corp.*	527	24,353
Radian Group, Inc.	1,215	3,305
RLI Corp.	286	12,813
Safety Insurance Group, Inc.	241	7,365
SeaBright Insurance Holdings, Inc.*	296	2,999
Selective Insurance Group	808	10,318
State Auto Financial Corp.	201	3,518
Stewart Information Services Corp.	245	3,491
The Navigators Group, Inc.*	207	9,197
The Phoenix Cos., Inc.*	1,623	2,710
The PMI Group, Inc.	1,282	2,538
Tower Group, Inc.	648	16,058
United America Indemnity Ltd., Class A*	547	2,620
United Fire & Casualty Co.	362	6,208
Universal American Corp.*	634	5,529
Universal Insurance Holdings, Inc.	251	1,260
Zenith National Insurance Corp.	580	12,609
		399,816
Internet — 3.2%
1-800-Flowers.com, Inc., Class A*	300	576
AboveNet, Inc.*	100	8,098
ActivIdentity Corp.*	828	2,095
Art Technology Group, Inc.*	2,009	7,634
AsiaInfo Holdings, Inc.*	543	9,345
Avocent Corp.*	673	9,395
Blue Coat Systems, Inc.*	638	10,553

	Number of Shares	Value†
Internet — (continued)
Blue Nile, Inc.*	199	$8,555
Chordiant Software, Inc.*	400	1,452
Cogent Communications Group, Inc.*	658	5,363
comScore, Inc.*	358	4,769
Constant Contact, Inc.*	390	7,738
CyberSource Corp.*	1,073	16,417
DealerTrack Holdings, Inc.*	609	10,353
Dice Holdings, Inc.*	263	1,223
Digital River, Inc.*	609	22,119
drugstore.com, Inc.*	1,309	2,382
EarthLink, Inc.*	1,711	12,678
Entrust, Inc.*	919	1,663
ePlus, Inc.*	74	1,078
eResearchTechnology, Inc.*	650	4,036
Global Sources Ltd.*	222	1,601
GSI Commerce, Inc.*	409	5,828
Health Grades, Inc.*	438	1,713
i2 Technologies, Inc.*	241	3,025
Ibasis, Inc.*	613	803
Imergent, Inc.	160	1,120
Infospace, Inc.*	505	3,348
Internap Network Services Corp.*	821	2,865
Internet Brands, Inc., Class A*	466	3,262
Internet Capital Group, Inc.*	528	3,553
Ipass, Inc.*	932	1,491
j2 Global Communications, Inc.*	690	15,566
Keynote Systems, Inc.*	228	1,742
Limelight Networks, Inc.*	572	2,517
Lionbridge Technologies, Inc.*	1,043	1,919
Liquidity Services, Inc.*	200	1,972
LoopNet, Inc.*	443	3,433
MercadoLibre, Inc.*	390	10,483
ModusLink Global Solutions, Inc.*	663	4,548
Move, Inc.*	2,542	5,491
NIC, Inc.	829	5,612
NutriSystem, Inc.	448	6,496
Online Resources Corp.*	473	2,952
OpenTable, Inc.*	56	1,690
Openwave Systems, Inc.*	1,414	3,167
Orbitz Worldwide, Inc.*	673	1,279
Overstock.com, Inc.*	240	2,870
PC-Tel, Inc.*	228	1,220
Perficient, Inc.*	445	3,111
Rackspace Hosting, Inc.*	1,065	14,761
RealNetworks, Inc.*	1,268	3,791
S1 Corp.*	867	5,982
Saba Software, Inc.*	452	1,740
Safeguard Scientifics, Inc.*	1,700	2,244
Sapient Corp.*	1,337	8,410
Shutterfly, Inc.*	344	4,799
SonicWALL, Inc.*	774	4,242
Sourcefire, Inc.*	367	4,547
Stamps.com, Inc.*	157	1,331
SumTotal Systems, Inc.*	542	2,607
support.com, Inc.*	639	1,393

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
TechTarget, Inc.*	262	$1,048
TeleCommunication Systems, Inc., Class A*	529	3,761
Terremark Worldwide, Inc.*	826	4,774
The Knot, Inc.*	427	3,365
TIBCO Software, Inc.*	2,673	19,165
Travelzoo, Inc.*	111	1,215
United Online, Inc.	1,356	8,828
ValueClick, Inc.*	1,346	14,160
VASCO Data Security International, Inc.*	428	3,129
Vignette Corp.*	378	4,971
Vocus, Inc.*	238	4,703
Web.com Group, Inc.*	400	2,252
Websense, Inc.*	692	12,345
Zix Corp.*	1,148	1,722
		393,484
Investment Companies — 0.7%
Allied Capital Corp.	2,893	10,068
American Capital Ltd.	3,474	11,152
Ampal American Israel Corp. Class A*	325	793
Apollo Investment Corp.	2,281	13,686
Ares Capital Corp.	1,484	11,961
BlackRock Kelso Capital Corp.	153	953
Capital Southwest Corp.	45	3,256
Fifth Street Finance Corp.	340	3,416
Gladstone Capital Corp.	312	2,349
Gladstone Investment Corp.	300	1,449
Harris & Harris Group, Inc.*	370	2,157
Hercules Technology Growth Capital, Inc.	539	4,506
Kohlberg Capital Corp.	311	1,965
Main Street Capital Corp.	129	1,766
MCG Capital Corp.*	1,346	3,271
Medallion Financial Corp.	248	1,897
MVC Capital, Inc.	394	3,333
NGP Capital Resources Co.	329	1,931
PennantPark Investment Corp.	362	2,570
Prospect Capital Corp.	634	5,833
Teton Advisors, Inc.*	2	0
TICC Capital Corp.	473	2,086
Triangle Capital Corp.	139	1,518
		91,916
Iron & Steel — 0.0%
China Precision Steel, Inc.*	373	925
General Steel Holdings, Inc.*	185	735
Sutor Technology Group Ltd.*	168	549
Universal Stainless & Alloy Products, Inc.*	133	2,164
		4,373
Leisure Time — 0.5%
Ambassadors Group, Inc.	307	4,227
Brunswick Corp.	1,377	5,949
Callaway Golf Co.	960	4,867
Interval Leisure Group, Inc.*	649	6,049
Life Time Fitness, Inc.*	647	12,947
Marine Products Corp.	160	600

	Number of Shares	Value†
Leisure Time — (continued)
Multimedia Games, Inc.*	470	$2,331
Polaris Industries, Inc.	512	16,445
Town Sports International Holdings, Inc.*	249	934
Universal Travel Group*	181	2,025
		56,374
Lodging — 0.3%
Ameristar Casinos, Inc.	385	7,327
Gaylord Entertainment. Co.*	624	7,931
Marcus Corp.	333	3,503
Monarch Casino & Resort, Inc.*	185	1,350
Morgans Hotel Group Co.*	394	1,509
Orient-Express Hotels Ltd., Class A	1,244	10,562
Red Lion Hotels Corp.*	264	1,267
		33,449
Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.*	277	8,224
Machinery — Diversified — 1.2%
Alamo Group, Inc.	100	1,010
Albany International Corp., Class A	432	4,916
Altra Holdings, Inc.*	403	3,018
Applied Industrial Technologies, Inc.	638	12,569
Briggs & Stratton Corp.	746	9,952
Cascade Corp.	128	2,013
Chart Industries, Inc.*	445	8,090
Cognex Corp.	612	8,648
Columbus McKinnon Corp.*	270	3,415
DXP Enterprises, Inc.*	122	1,399
Flow International Corp.*	708	1,664
Hurco Cos., Inc.*	92	1,438
Intermec, Inc.*	932	12,023
Intevac, Inc.*	341	2,970
iRobot Corp.*	278	3,608
Kadant, Inc.*	199	2,247
Lindsay Corp.	178	5,892
Middleby Corp.*	272	11,946
NACCO Industries, Inc., Class A	86	2,470
Nordson Corp.	522	20,181
Raser Technologies, Inc.*	738	2,066
Robbins & Myers, Inc.	433	8,335
Sauer-Danfoss, Inc.	151	926
Tecumseh Products Co., Class A*	313	3,039
Tennant Co.	263	4,837
The Gorman-Rupp Co.	221	4,458
Twin Disc, Inc.	100	681
		143,811
Media — 0.4%
Acacia Research - Acacia Technologies*	538	4,234
Belo Corp., Class A	1,372	2,456
CKX, Inc.*	839	5,949
Courier Corp.	147	2,243
Crown Media Holdings, Inc. Class A*	217	362
DG FastChannel, Inc.*	284	5,197

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
Dolan Media, Co.*	493	$6,305
EW Scripps Co. Class A	573	1,198
Fisher Communications, Inc.	100	1,279
Journal Communications, Inc., Class A	500	525
LIN TV Corp. Class A*	472	793
LodgeNet Interactive Corp.*	371	1,261
Martha Stewart Living Omnimedia, Inc., Class A*	362	1,108
Mediacom Communications Corp., Class A*	621	3,173
Outdoor Channel Holdings, Inc.*	180	1,062
Playboy Enterprises, Inc. Class B*	360	904
PRIMEDIA, Inc.	292	587
Scholastic Corp.	366	7,243
Sinclair Broadcast Group, Inc., Class A	717	1,391
Value Line, Inc.	23	756
World Wrestling Entertainment, Inc., Class A	333	4,183
		52,209
Metal Fabricate/Hardware — 0.9%
A.M. Castle & Co.	235	2,839
Ampco-Pittsburgh Corp.	113	2,650
CIRCOR International, Inc.	266	6,280
Dynamic Materials Corp.	190	3,663
Furmanite Corp.*	554	2,471
Hawk Corp.*	103	1,427
Haynes International, Inc.*	175	4,147
Kaydon Corp.	523	17,029
L.B. Foster Co., Class A*	148	4,450
Ladish Co., Inc.*	247	3,204
Lawson Products, Inc.	56	796
Mueller Industries, Inc.	597	12,418
Mueller Water Products, Inc., Class A	1,792	6,702
North American Galvanizing & Coating, Inc.*	240	1,454
Northwest Pipe Co.*	140	4,866
Olympic Steel, Inc.	131	3,206
Omega Flex, Inc.	59	894
RBC Bearings, Inc.*	328	6,708
RTI International Metals, Inc.*	340	6,008
Sun Hydraulics Corp.	167	2,700
The Eastern Co.	108	1,782
Worthington Industries, Inc.	969	12,393
		108,087
Mining — 0.7%
Allied Nevada Gold Corp.*	664	5,352
AMCOL International Corp.	414	8,934
Brush Engineered Materials, Inc.*	294	4,925
Century Aluminum Co.*	754	4,697
Coeur d'Alene Mines Corp.*	1,053	12,957
General Moly, Inc.*	899	1,996
Hecla Mining Co.*	3,528	9,455
Horsehead Holding Corp.*	503	3,747
Kaiser Aluminum Corp.	248	8,906
Paramount Gold and Silver Corp.*	1,168	1,775
Stillwater Mining Co.*	656	3,746
United States Lime & Minerals, Inc.*	29	1,230
Uranerz Energy Corp.*	862	1,621

	Number of Shares	Value†
Mining — (continued)
Uranium Energy Corp.*	807	$2,340
US Gold Corp.*	1,358	3,585
USEC, Inc.*	1,687	8,975
		84,241
Miscellaneous Manufacturing — 2.1%
A. O. Smith Corp.	354	11,530
Actuant Corp., Class A	873	10,651
Acuity Brands, Inc.	630	17,672
American Railcar Industries, Inc.	100	826
Ameron International Corp.	145	9,721
AZZ, Inc.*	177	6,091
Barnes Group, Inc.	723	8,596
Blount International, Inc.*	598	5,149
Ceradyne, Inc.*	415	7,329
Chase Corp.	117	1,392
China Fire & Security Group, Inc.*	200	2,434
CLARCOR, Inc.	812	23,702
Colfax Corp.*	303	2,339
Eastman Kodak Co.	4,315	12,772
EnPro Industries, Inc.*	303	5,457
ESCO Technologies, Inc.*	403	18,054
Federal Signal Corp.	747	5,715
Flanders Corp.*	247	1,509
FreightCar America, Inc.	170	2,858
GenTek, Inc.*	126	2,814
GP Strategies Corp.*	296	1,743
Griffon Corp.*	834	6,939
Hexcel Corp.*	1,491	14,209
John Bean Technologies Corp.	452	5,659
Koppers Holdings, Inc.	312	8,227
LSB Industries, Inc.*	259	4,188
Matthews International Corp., Class A	467	14,533
Metabolix, Inc.*	290	2,384
Movado Group, Inc.	260	2,740
Myers Industries, Inc.	525	4,368
NL Industries, Inc.	90	664
PMFG, Inc.*	186	1,639
Polypore International, Inc.*	379	4,214
Portec Rail Products, Inc.	129	1,271
Raven Industries, Inc.	241	6,170
Smith & Wesson Holding Corp.*	879	4,993
Standex International Corp.	201	2,332
Sturm Ruger & Co., Inc.	319	3,968
Tredegar Corp.	484	6,447
Trimas Corp.*	295	994
		254,293
Office Furnishings — 0.4%
Herman Miller, Inc.	875	13,422
HNI Corp.	694	12,534
Interface, Inc., Class A	854	5,295
Knoll, Inc.	728	5,518
Steelcase, Inc. Class A	1,174	6,833
		43,602

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 2.0%
Alon USA Energy, Inc.	152	$1,573
Apco Argentina, Inc.	158	3,038
Approach Resources, Inc.*	141	973
Arena Resources, Inc.*	587	18,696
Atlas America, Inc.	532	9,507
ATP Oil & Gas Corp.*	392	2,728
Berry Petroleum Co., Class A	688	12,790
Bill Barrett Corp.*	614	16,860
BPZ Resources, Inc.*	1,259	6,156
Brigham Exploration Co.*	1,161	4,052
Bronco Drilling Co., Inc.*	376	1,609
Carrizo Oil & Gas, Inc.*	417	7,152
Cheniere Energy, Inc.*	830	2,440
Clayton Williams Energy, Inc.*	79	1,491
Contango Oil & Gas Co.*	199	8,455
CREDO Petroleum Corp.*	134	1,431
CVR Energy, Inc.*	329	2,412
Delek US Holdings, Inc.	198	1,679
Delta Petroleum Corp.*	2,915	5,626
Endeavour International Corp.*	1,864	2,535
FX Energy, Inc.*	589	2,232
Georesources, Inc.*	103	1,051
GMX Resources, Inc.*	406	4,320
Goodrich Petroleum Corp.*	396	9,738
Gran Tierra Energy, Inc.*	3,295	11,368
Gulfport Energy Corp.*	363	2,487
Harvest Natural Resources, Inc.*	446	1,967
Hercules Offshore, Inc.*	1,453	5,768
Isramco, Inc.*	21	2,237
McMoran Exploration Co.*	936	5,579
Northern Oil & Gas, Inc.*	369	2,351
Oilsands Quest Sask, Inc.*	2,571	2,468
Panhandle Oil and Gas, Inc., Class A	117	2,297
Parallel Petroleum Corp.*	693	1,344
Parker Drilling Co.*	1,721	7,469
Penn Virginia Corp.	708	11,590
Petroleum Development Corp.*	213	3,342
Petroquest Energy, Inc.*	639	2,358
Pioneer Drilling Co.*	768	3,679
PrimeEnergy Corp.*	15	537
Rex Energy Corp.*	440	2,508
Rosetta Resources, Inc.*	790	6,912
Stone Energy Corp.*	578	4,289
SulphCo, Inc.*	929	855
Swift Energy Co.*	468	7,792
Toreador Resources Corp.	300	2,010
Vaalco Energy, Inc.*	930	3,934
Vantage Drilling Co.*	590	1,032
Venoco, Inc.*	286	2,194
W&T Offshore, Inc.	562	5,474
Warren Resources, Inc.*	927	2,271
Western Refining, Inc.*	437	3,085
Zion Oil & Gas, Inc.*	217	2,305
		240,046

	Number of Shares	Value†
Oil & Gas Services — 1.2%
Allis-Chalmers Energy, Inc.*	1,025	$2,368
Basic Energy Services, Inc.*	388	2,650
Bolt Technology Corp.*	135	1,517
Boots & Coots, Inc.*	1,402	1,949
Cal Dive International, Inc.*	651	5,618
CARBO Ceramics, Inc.	304	10,397
Complete Production Services, Inc.*	957	6,087
Dawson Geophysical Co.*	115	3,433
Dril-Quip, Inc.*	480	18,288
Geokinetics, Inc.*	68	928
Global Industries Ltd.*	1,613	9,130
Gulf Island Fabrication, Inc.	184	2,913
Hornbeck Offshore Services, Inc.*	353	7,551
ION Geophysical Corp.*	1,393	3,580
Key Energy Services, Inc.*	1,994	11,485
Lufkin Industries, Inc.	232	9,756
Matrix Service Co.*	387	4,443
Natco Group, Inc., Class A*	308	10,139
Natural Gas Services Group, Inc.*	190	2,527
Newpark Resources, Inc.*	1,312	3,739
OYO Geospace Corp.*	88	2,258
RPC, Inc.	461	3,849
Superior Well Services, Inc.*	244	1,452
T-3 Energy Services, Inc.*	180	2,144
Tetra Technologies, Inc.*	1,216	9,679
TGC Industries, Inc.*	256	1,247
Union Drilling, Inc.*	183	1,211
Willbros Group, Inc.*	593	7,418
		147,756
Packaging and Containers — 0.4%
AEP Industries, Inc.*	88	2,322
BWAY Holding Co.*	107	1,876
Graphic Packaging Holding Co.*	2,115	3,871
Rock-Tenn Co., Class A	590	22,514
Silgan Holdings, Inc.	427	20,936
		51,519
Pharmaceuticals — 3.4%
Acura Pharmaceuticals, Inc.*	153	915
Adolor Corp.*	659	1,160
Akorn, Inc.*	1,018	1,222
Alkermes, Inc.*	1,433	15,505
Allos Therapeutics, Inc.*	1,015	8,414
Amicus Therapeutics, Inc.*	269	3,080
Ardea Biosciences, Inc.*	226	3,557
Array Biopharma, Inc.*	748	2,349
Auxilium Pharmaceuticals, Inc.*	682	21,401
AVANIR Pharmaceuticals, Inc. Class A*	1,082	2,402
AVI BioPharma, Inc.*	1,368	2,161
Biodel, Inc.*	284	1,465
BioDelivery Sciences International, Inc.*	184	1,227
BioScrip, Inc.*	711	4,209
Biospecifics Technologies Corp.*	69	1,644
Cadence Pharmaceuticals, Inc.*	414	4,136

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Caraco Pharmaceutical Laboratories Ltd.*	228	$700
Catalyst Health Solutions, Inc.*	589	14,690
China Sky One Medical, Inc.*	132	1,779
Clarient, Inc.*	537	1,998
Cornerstone Therapeutics, Inc.*	127	1,394
Cypress Bioscience, Inc.*	590	5,558
Cytori Therapeutics, Inc.*	300	1,083
Depomed, Inc.*	683	2,220
Durect Corp.*	1,156	2,751
Dyax Corp.*	920	1,969
Hemispherx Biopharma, Inc.*	1,839	4,671
Hi-Tech Pharmacal Co, Inc.*	155	1,380
I-Flow Corp.*	339	2,353
Idenix Pharmaceuticals, Inc.*	300	1,104
Impax Laboratories, Inc.*	988	7,272
Infinity Pharmaceuticals, Inc.*	328	1,916
Inspire Pharmaceuticals, Inc.*	617	3,431
Isis Pharmaceuticals, Inc.*	1,485	24,503
ISTA Pharmaceuticals, Inc.*	584	2,453
Javelin Pharmaceuticals, Inc.*	813	1,000
KV Pharmaceutical Co., Class A*	596	1,913
Lannett Co, Inc.*	197	1,349
Mannatech, Inc.	300	990
MannKind Corp.*	804	6,681
MAP Pharmaceuticals, Inc.*	100	1,222
Matrixx Initiatives, Inc.*	192	1,073
Medarex, Inc.*	2,061	17,209
Medicis Pharmaceutical Corp., Class A	943	15,390
Medivation, Inc.*	464	10,398
MiddleBrook Pharmaceuticals, Inc.*	572	772
Myriad Pharmaceuticals, Inc.*	357	1,661
Nabi Biopharmaceuticals*	813	1,967
Nektar Therapeutics*	1,417	9,182
Neogen Corp.*	212	6,144
Neurocrine Biosciences, Inc.*	595	1,922
NeurogesX, Inc.*	199	1,122
Noven Pharmaceuticals, Inc.*	385	5,506
Nutraceutical International Corp.*	196	2,036
Obagi Medical Products, Inc.*	281	2,049
Omega Protein Corp.*	361	1,466
Onyx Pharmaceuticals, Inc.*	907	25,632
Opko Health, Inc.*	776	1,374
Optimer Pharmaceuticals, Inc.*	422	6,317
Orexigen Therapeutics, Inc.*	415	2,129
Osiris Therapeutics, Inc.*	242	3,250
OXiGENE, Inc.*	539	1,175
Pain Therapeutics, Inc.*	479	2,572
Par Pharmaceutical Cos., Inc.*	528	7,999
Pharmasset, Inc.*	303	3,409
PharMerica Corp.*	453	8,892
Poniard Pharmaceuticals, Inc.*	415	2,478
Pozen, Inc.*	402	3,087
Progenics Pharmaceuticals, Inc.*	401	2,065
Questcor Pharmaceuticals, Inc.*	956	4,780
Repros Therapeutics, Inc.*	181	1,301

	Number of Shares	Value†
Pharmaceuticals — (continued)
Rigel Pharmaceuticals, Inc.*	579	$7,017
Salix Pharmaceuticals Ltd.*	701	6,919
Santarus, Inc.*	897	2,530
Savient Pharmaceuticals, Inc.*	957	13,264
Schiff Nutrition International, Inc.*	157	799
Sciclone Pharmaceuticals, Inc.*	677	1,733
SIGA Technologies, Inc.*	441	3,722
Spectrum Pharmaceuticals, Inc.*	556	4,253
Sucampo Pharmaceuticals, Inc., Class A*	171	1,055
Synta Pharmaceuticals Corp.*	200	462
Synutra International, Inc.*	311	3,421
Theravance, Inc.*	858	12,561
USANA Health Sciences, Inc.*	94	2,795
Vanda Pharmaceuticals, Inc.*	441	5,191
Viropharma, Inc.*	1,156	6,855
Vivus, Inc.*	1,082	6,579
XenoPort, Inc.*	427	9,894
		414,634
Pipelines — 0.0%
Crosstex Energy, Inc.	655	2,725
Real Estate — 0.2%
Avatar Holdings, Inc.*	95	1,726
Consolidated-Tomoka Land Co.	73	2,561
Forestar Real Estate Group, Inc.*	530	6,296
Hilltop Holdings, Inc.*	672	7,977
United Capital Corp.*	36	660
		19,220
Retail — 5.7%
99 Cents Only Stores*	719	9,764
AFC Enterprises*	359	2,423
Allion Healthcare, Inc.*	356	2,118
America's Car-Mart, Inc.*	144	2,952
AnnTaylor Stores Corp.*	955	7,621
Asbury Automotive Group, Inc.	466	4,772
Bebe Stores, Inc.	563	3,873
Benihana, Inc. Class A*	247	1,561
Big 5 Sporting Goods Corp.	327	3,617
BJ's Restaurants, Inc.*	324	5,466
Bob Evans Farms, Inc.	465	13,364
Books-A-Million, Inc.	149	1,059
Borders Group, Inc.*	839	3,088
Brown Shoe Co., Inc.	654	4,735
Buffalo Wild Wings, Inc.*	291	9,463
Build-A-Bear Workshop, Inc.*	260	1,162
Cabela's, Inc.*	587	7,220
California Pizza Kitchen, Inc.*	283	3,761
Carrols Restaurant Group, Inc.*	213	1,419
Casey's General Stores, Inc.	785	20,167
Cash America International, Inc.	440	10,292
CEC Entertainment, Inc.*	372	10,967
Charlotte Russe Holding, Inc.*	334	4,302
Charming Shoppes, Inc.*	1,801	6,700
Christopher & Banks Corp.	541	3,630

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Citi Trends, Inc.*	228	$5,901
CKE Restaurants, Inc.	829	7,030
Coldwater Creek, Inc.*	891	5,399
Collective Brands, Inc.*	1,027	14,963
Conn's, Inc.*	144	1,800
Cracker Barrel Old Country Store, Inc.	348	9,709
Denny's Corp.*	1,352	2,907
Destination Maternity Corp.*	89	1,485
Dillard's, Inc., Class A	877	8,068
DineEquity, Inc.	261	8,141
Domino's Pizza, Inc.*	574	4,299
Dress Barn, Inc.*	678	9,695
DSW, Inc., Class A*	206	2,029
Einstein Noah Restaurant Group, Inc.*	84	727
Ezcorp, Inc., Class A*	710	7,654
First Cash Financial Services, Inc.*	377	6,605
Fred's, Inc., Class A	614	7,736
Frisch's Restaurants, Inc.	43	1,270
Fuqi International, Inc.*	161	3,334
Gaiam, Inc., Class A*	287	1,570
Genesco, Inc.*	295	5,537
Group 1 Automotive, Inc.	353	9,185
Gymboree Corp.*	467	16,569
Haverty Furniture Cos., Inc.	250	2,288
hhgregg, Inc.*	184	2,789
Hibbett Sports, Inc.*	438	7,884
Hot Topic, Inc.*	632	4,620
HSN, Inc.*	649	6,860
J. Crew Group, Inc.*	803	21,697
Jack in the Box, Inc.*	910	20,429
Jo-Ann Stores, Inc.*	429	8,867
Jos. A. Bank Clothiers, Inc.*	270	9,304
Kenneth Cole Productions, Inc., Class A	158	1,111
Kirkland's, Inc.*	221	2,654
Krispy Kreme Doughnuts, Inc.*	822	2,466
Landry's Restaurants, Inc.*	167	1,436
Lithia Motors, Inc. Class A	294	2,717
Liz Claiborne, Inc.	1,572	4,527
Luby's, Inc.*	300	1,218
Lululemon Athletica, Inc.*	659	8,587
Lumber Liquidators, Inc.*	244	3,845
McCormick & Schmick's Seafood Restaurants, Inc.*	268	2,039
New York & Co., Inc.*	283	874
Nu Skin Enterprises, Inc., Class A	754	11,536
O'Charleys, Inc.	286	2,646
OfficeMax, Inc.	1,243	7,806
Pacific Sunwear of California, Inc.*	983	3,313
Papa John's International, Inc.*	339	8,404
PC Connection, Inc.*	165	866
PC Mall, Inc.*	178	1,203
PetMed Express, Inc.*	341	5,125
PF Chang's China Bistro, Inc.*	365	11,702
Pier 1 Imports, Inc.*	1,218	2,424
Pricesmart, Inc.	221	3,702
Red Robin Gourmet Burgers, Inc.*	238	4,463

	Number of Shares	Value†
Retail — (continued)
Regis Corp.	706	$12,291
Retail Ventures, Inc.*	621	1,354
Rex Stores Corp.*	92	926
Ruby Tuesday, Inc.*	755	5,028
Rush Enterprises, Inc., Class A*	535	6,233
Ruth's Hospitality Group, Inc.*	377	1,384
Saks, Inc.*	1,931	8,554
Sally Beauty Holdings, Inc.*	1,437	9,139
Shoe Carnival, Inc.*	139	1,658
Sonic Automotive, Inc., Class A	464	4,714
Sonic Corp.*	893	8,957
Sport Supply Group, Inc.	174	1,495
Stage Stores, Inc.	598	6,638
Stein Mart, Inc.*	401	3,553
Steinway Musical Instruments, Inc.*	125	1,338
Susser Holdings Corp.*	100	1,119
Syms Corp.*	133	999
Systemax, Inc.*	162	1,929
Talbots, Inc.	394	2,128
Texas Roadhouse, Inc., Class A*	751	8,193
The Buckle, Inc.	410	13,026
The Cato Corp., Class A	422	7,360
The Cheesecake Factory*	929	16,072
The Children's Place Retail Stores, Inc.*	354	9,356
The Finish Line, Inc., Class A	671	4,979
The Men's Wearhouse, Inc.	803	15,402
The Pantry, Inc.*	354	5,876
The Pep Boys - Manny, Moe, & Jack	793	8,041
The Steak N Shake Co.*	469	4,099
The Wet Seal, Inc., Class A*	1,417	4,350
Tractor Supply Co.*	572	23,635
Tuesday Morning Corp.*	529	1,783
Tween Brands, Inc.*	457	3,053
Ulta Salon Cosmetics & Fragrance, Inc.*	462	5,137
West Marine, Inc.*	264	1,455
World Fuel Services Corp.	471	19,419
Zale Corp.*	458	1,576
Zumiez, Inc.*	303	2,427
		701,187
Savings & Loans — 1.2%
Abington Bancorp, Inc.	356	2,834
Astoria Financial Corp.	1,379	11,832
BankFinancial Corp.	309	2,738
Beneficial Mutual Bancorp, Inc.*	475	4,560
Berkshire Hills Bancorp, Inc.	202	4,198
Brookline Bancorp, Inc.	880	8,202
Brooklyn Federal Bancorp, Inc.	61	686
Cape Bancorp, Inc.*	213	1,838
Chicopee Bancorp, Inc.*	120	1,556
Clifton Savings Bancorp, Inc.	150	1,614
Danvers Bancorp, Inc.	280	3,766
Dime Community Bancshares	366	3,334
ESB Financial Corp.	162	2,125
ESSA Bancorp, Inc.	219	2,994

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
First Defiance Financial Corp.	146	$1,898
First Financial Holdings, Inc.	219	2,059
First Financial Northwest, Inc.	304	2,377
Flagstar Bancorp, Inc.*	1,400	952
Flushing Financial Corp.	338	3,160
Fox Chase Bancorp, Inc.*	113	1,084
Home Bancorp, Inc.*	161	1,922
Home Federal Bancorp, Inc.	286	2,914
Investors Bancorp, Inc.*	761	6,971
K-Fed Bancorp	87	799
Kearny Financial Corp.	252	2,883
Legacy Bancorp, Inc.	137	1,521
Meridian Interstate Bancorp, Inc.*	139	1,036
NASB Financial, Inc.	55	1,573
NewAlliance Bancshares, Inc.	1,681	19,332
Northeast Community Bancorp, Inc.	119	965
Northfield Bancorp, Inc.	323	3,753
Northwest Bancorp, Inc.	259	4,885
OceanFirst Financial Corp.	127	1,520
Oritani Financial Corp.	179	2,454
Provident Financial Services, Inc.	901	8,199
Provident New York Bancorp	618	5,018
Prudential Bancorp, Inc. of Pennsylvania	82	968
Rockville Financial, Inc.	152	1,664
Roma Financial Corp.	126	1,605
United Financial Bancorp, Inc.	240	3,317
ViewPoint Financial Group	162	2,467
Waterstone Financial, Inc.*	155	460
Westfield Financial, Inc.	484	4,385
WSFS Financial Corp.	90	2,458
		146,876
Semiconductors — 3.0%
Actel Corp.*	398	4,271
Advanced Analogic Technologies, Inc.*	625	2,869
Amkor Technology, Inc.*	1,668	7,890
Anadigics, Inc.*	979	4,102
Applied Micro Circuits Corp.*	995	8,089
ATMI, Inc.*	507	7,874
Brooks Automation, Inc.*	1,005	4,502
Cabot Microelectronics Corp.*	354	10,015
Cavium Networks, Inc.*	586	9,851
CEVA, Inc.*	298	2,587
Cirrus Logic, Inc.*	957	4,306
Cohu, Inc.	330	2,963
CSR Plc*	705	4,078
Diodes, Inc.*	518	8,102
DSP Group, Inc.*	357	2,413
Emcore Corp.*	1,286	1,620
Emulex Corp.*	1,264	12,362
Entegris, Inc.*	1,657	4,507
Entropic Communications, Inc.*	930	2,093
Exar Corp.*	532	3,825
FormFactor, Inc.*	791	13,637
GSI Technology, Inc.*	359	1,386

	Number of Shares	Value†
Semiconductors — (continued)
Hittite Microwave Corp.*	345	$11,989
Intellon Corp.*	386	1,641
IXYS Corp.	366	3,704
Kopin Corp.*	1,007	3,696
Kulicke & Soffa Industries, Inc.*	949	3,255
Lattice Semiconductor Corp.*	1,650	3,102
Micrel, Inc.	702	5,139
Microsemi Corp.*	1,282	17,692
Microtune, Inc.*	778	1,821
MIPS Technologies, Inc.*	600	1,800
MKS Instruments, Inc.*	749	9,879
Monolithic Power Systems, Inc.*	545	12,213
Netlogic Microsystems, Inc.*	292	10,646
Omnivision Technologies, Inc.*	803	8,343
Pericom Semiconductor Corp.*	339	2,854
Photronics, Inc.*	555	2,248
PLX Technology, Inc.*	560	2,111
Power Integrations, Inc.	420	9,992
Rubicon Technology, Inc.*	223	3,184
Rudolph Technologies, Inc.*	499	2,754
Semitool, Inc.*	352	1,626
Semtech Corp.*	930	14,796
Sigma Designs, Inc.*	399	6,400
Silicon Image, Inc.*	1,000	2,300
Skyworks Solutions, Inc.*	2,667	26,083
Standard Microsystems Corp.*	346	7,076
Supertex, Inc.*	160	4,018
Techwell, Inc.*	200	1,700
Tessera Technologies, Inc.*	777	19,650
TriQuint Semiconductor, Inc.*	2,371	12,590
Ultratech, Inc.*	371	4,567
Veeco Instruments, Inc.*	480	5,563
Virage Logic Corp.*	312	1,404
Volterra Semiconductor Corp.*	365	4,796
White Electronic Designs Corp.*	415	1,921
Zoran Corp.*	815	8,883
		364,778
Shipbuilding — 0.0%
Todd Shipyards Corp.	104	1,732
Software — 4.7%
Accelrys, Inc.*	421	2,488
ACI Worldwide, Inc.*	522	7,287
Actuate Corp.*	640	3,059
Acxiom Corp.	1,091	9,634
Advent Software, Inc.*	233	7,640
American Reprographics Co.*	573	4,767
American Software, Inc., Class A	293	1,688
AMICAS, Inc.*	647	1,799
ArcSight, Inc.*	304	5,402
Ariba, Inc.*	1,332	13,107
athenahealth, Inc.*	535	19,800
Avid Technology, Inc.*	480	6,437
Blackbaud, Inc.	681	10,590
Blackboard, Inc.*	508	14,661

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Bottomline Technologies, Inc.*	335	$3,018
Bowne & Co., Inc.	392	2,552
Callidus Software, Inc.*	448	1,277
China Information Security Technology, Inc.*	300	858
Commvault Systems, Inc.*	654	10,843
Computer Programs & Systems, Inc.	160	6,130
Concur Technologies, Inc.*	668	20,761
CSG Systems International, Inc.*	552	7,308
Deltek, Inc.*	394	1,710
DemandTec, Inc.*	303	2,666
Digi International, Inc.*	429	4,183
DivX, Inc.*	413	2,267
Double-Take Software, Inc.*	265	2,292
Ebix, Inc.*	95	2,975
Eclipsys Corp.*	900	16,002
Epicor Software Corp.*	930	4,929
EPIQ Systems, Inc.*	556	8,535
Fair Isaac Corp.	737	11,394
FalconStor Software, Inc.*	626	2,973
GSE Systems, Inc.*	291	1,964
inContact, Inc.*	518	1,419
infoGROUP, Inc.*	516	2,946
Informatica Corp.*	1,369	23,533
InnerWorkings, Inc.*	424	2,014
Innodata Isogen, Inc.*	395	1,730
Interactive Intelligence, Inc.*	197	2,415
JDA Software Group, Inc.*	386	5,775
Lawson Software, Inc.*	2,215	12,360
Mantech International Corp., Class A*	351	15,107
MedAssets, Inc.*	635	12,351
MicroStrategy, Inc., Class A*	140	7,031
Monotype Imaging Holdings, Inc.*	381	2,595
MSC.Software Corp.*	707	4,709
NetSuite, Inc.*	285	3,366
Omnicell, Inc.*	461	4,956
Omniture, Inc.*	1,085	13,628
OpenTV Corp., Class A*	1,394	1,840
OPNET Technologies, Inc.	209	1,914
Parametric Technology Corp.*	1,848	21,603
PegaSystems, Inc.	230	6,067
Pervasive Software, Inc.*	284	1,730
Phase Forward, Inc.*	651	9,837
Phoenix Technologies Ltd.*	438	1,187
Progress Software Corp.*	622	13,168
PROS Holdings, Inc.*	329	2,671
QAD, Inc.	227	738
Quality Systems, Inc.	377	21,474
Quest Software, Inc.*	1,009	14,065
Renaissance Learning, Inc.	146	1,345
RightNow Technologies, Inc.*	398	4,696
Rosetta Stone, Inc.*	108	2,963
Schawk, Inc.	230	1,727
Seachange International, Inc.*	429	3,445
Smith Micro Software, Inc.*	476	4,674
SolarWinds, Inc.*	208	3,430

	Number of Shares	Value†
Software — (continued)
Solera Holdings, Inc.*	1,106	$28,092
SPSS, Inc.*	296	9,877
Synchronoss Technologies, Inc.*	323	3,963
SYNNEX Corp.*	313	7,822
Take-Two Interactive Software, Inc.*	1,208	11,440
Taleo Corp., Class A*	506	9,245
The Ultimate Software Group, Inc.*	375	9,090
THQ, Inc.*	1,002	7,174
Trident Microsystems, Inc.*	1,017	1,770
Tyler Technologies, Inc.*	543	8,482
Unica Corp.*	245	1,343
VeriFone Holdings, Inc.*	1,076	8,081
Wind River Systems, Inc.*	1,036	11,873
		575,757
Storage & Warehousing — 0.1%
Mobile Mini, Inc.*	546	8,010
Telecommunications — 4.7%
3Com Corp.*	6,125	28,849
Acme Packet, Inc.*	638	6,457
Adaptec, Inc.*	1,861	4,932
ADC Telecommunications, Inc.*	1,555	12,378
Adtran, Inc.	858	18,421
Airvana, Inc.*	369	2,351
Alaska Communications Systems Group, Inc.	659	4,824
Anaren, Inc.*	212	3,748
Anixter International, Inc.*	463	17,404
Applied Signal Technology, Inc.	196	5,000
Arris Group, Inc.*	1,975	24,016
Aruba Networks, Inc.*	960	8,390
Atheros Communications, Inc.*	976	18,778
Atlantic Tele-Network, Inc.	148	5,815
BigBand Networks, Inc.*	498	2,575
Black Box Corp.	268	8,970
Cbeyond, Inc.*	368	5,281
Centennial Communications Corp.*	1,369	11,445
Cincinnati Bell, Inc.*	3,478	9,878
Communications Systems, Inc.	120	1,176
Comtech Telecommunications Corp.*	452	14,410
Consolidated Communications Holdings, Inc.	370	4,333
CPI International, Inc.*	125	1,086
D&E Communications, Inc.	251	2,568
DigitalGlobe, Inc.*	245	4,704
EMS Technologies, Inc.*	223	4,661
Extreme Networks, Inc.*	1,247	2,494
Fairpoint Communications, Inc.	1,364	818
Fibernet Telecom Group, Inc.*	111	1,379
General Communication, Inc., Class A*	686	4,754
GeoEye, Inc.*	303	7,139
Global Crossing Ltd.*	417	3,828
Globecomm Systems, Inc.*	300	2,157
Harmonic, Inc.*	1,429	8,417
Harris Stratex Networks, Inc., Class A*	908	5,884
HickoryTech Corp.	239	1,836
Hughes Communications, Inc.*	150	3,424

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Infinera Corp.*	1,394	$12,727
InterDigital, Inc.*	693	16,937
Iowa Telecommunications Services, Inc.	508	6,355
iPCS, Inc.*	266	3,979
IPG Photonics Corp.*	385	4,223
Ixia*	573	3,862
Knology, Inc.*	406	3,504
KVH Industries, Inc.*	254	1,735
Loral Space & Communications, Inc.*	170	4,377
MasTec, Inc.*	841	9,857
Netgear, Inc.*	547	7,882
Network Equipment Technologies, Inc.*	519	2,211
Neutral Tandem, Inc.*	526	15,527
Novatel Wireless, Inc.*	501	4,519
NTELOS Holdings Corp.	464	8,547
Oplink Communications, Inc.*	332	3,785
Opnext, Inc.*	580	1,241
PAETEC Holding Corp.*	1,923	5,192
Parkervision, Inc.*	453	1,386
Plantronics, Inc.	739	13,974
Polycom, Inc.*	1,352	27,405
Powerwave Technologies, Inc.*	2,025	3,260
Preformed Line Products Co.	45	1,983
Premiere Global Services, Inc.*	937	10,157
RCN Corp.*	543	3,242
RF Micro Devices, Inc.*	4,259	16,014
SAVVIS, Inc.*	585	6,704
Shenandoah Telecommunications Co.	351	7,122
ShoreTel, Inc.*	681	5,448
Sonus Networks, Inc.*	3,068	4,939
Starent Networks Corp.*	628	15,329
SureWest Communications*	251	2,628
Switch & Data Facilities Co., Inc.*	328	3,847
Sycamore Networks, Inc.*	2,892	9,052
Symmetricom, Inc.*	659	3,802
Syniverse Holdings, Inc.*	1,096	17,569
Tekelec*	1,064	17,907
USA Mobility, Inc.	315	4,019
Utstarcom, Inc.*	1,630	2,657
Viasat, Inc.*	419	10,743
Virgin Mobile USA, Inc., Class A*	529	2,127
		582,354
Textiles — 0.1%
G&K Services, Inc., Class A	289	6,112
Unifirst Corp.	221	8,215
		14,327
Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc.*	412	5,286
Leapfrog Enterprises, Inc.*	576	1,319
RC2 Corp.*	258	3,413
		10,018

	Number of Shares	Value†
Transportation — 1.8%
Air Transport Services Group, Inc.*	985	$2,285
American Commercial Lines, Inc.*	146	2,264
Arkansas Best Corp.	407	10,724
Atlas Air Worldwide Holdings, Inc.*	280	6,493
Bristow Group, Inc.*	468	13,867
CAI International, Inc.*	160	816
Celadon Group, Inc.*	366	3,071
DHT Maritime, Inc.	726	3,782
Dynamex, Inc.*	125	1,924
Eagle Bulk Shipping, Inc.	662	3,105
Forward Air Corp.	445	9,487
Genco Shipping & Trading Ltd.	416	9,036
General Maritime Corp.	766	7,576
Genesee & Wyoming, Inc., Class A*	526	13,944
Golar LNG Ltd.	506	4,326
Gulfmark Offshore, Inc.*	340	9,384
Heartland Express, Inc.	791	11,644
Horizon Lines, Inc., Class A	403	1,556
HUB Group, Inc., Class A*	577	11,909
International Shipholding Corp.	91	2,453
Knight Transportation, Inc.	876	14,498
Knightsbridge Tankers Ltd.	274	3,737
Marten Transport Ltd.*	234	4,858
Nordic American Tanker Shipping	673	21,415
Old Dominion Freight Line, Inc.*	431	14,469
Pacer International, Inc.	533	1,189
Patriot Transportation Holding, Inc.*	23	1,677
PHI, Inc.*	193	3,308
Saia, Inc.*	206	3,710
Ship Finance International Ltd.	666	7,346
TBS International Ltd., Class A*	173	1,351
Teekay Tankers Ltd., Class A	193	1,793
Ultrapetrol (Bahamas) Ltd.*	435	1,927
Universal Truckload Services, Inc.	100	1,565
USA Truck, Inc.*	140	1,894
Werner Enterprises, Inc.	643	11,651
YRC Worldwide, Inc.*	822	1,422
		227,456
Trucking and Leasing — 0.1%
Aircastle Ltd.	689	5,064
Amerco, Inc.*	139	5,164
Greenbrier Cos., Inc.	247	1,776
TAL International Group, Inc.	193	2,104
Textainer Group Holdings Ltd.	139	1,597
Willis Lease Finance Corp.*	93	1,220
		16,925
Water — 0.4%
American States Water Co.	273	9,457
Artesian Resources Corp. Class A	113	1,800
California Water Service Group	307	11,310
Connecticut Water Service, Inc.	119	2,581
Consolidated Water Co., Inc.	212	3,360

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Water — (continued)
Middlesex Water Co.	181	$2,615
Pennichuck Corp.	78	1,778
Pico Holdings, Inc.*	305	8,754
SJW Corp.	188	4,268
Southwest Water Co.	411	2,269
York Water Co.	197	3,020
		51,212
TOTAL COMMON STOCKS (Cost $13,194,191)		11,158,669
REAL ESTATE INVESTMENT TRUSTS — 5.1%
Apartments — 0.5%
American Campus Communities, Inc.	797	17,677
Associated Estates Realty Corp.	256	1,526
Education Realty Trust, Inc.	463	1,986
Home Properties, Inc.	526	17,937
Mid-America Apartment Communities, Inc.	438	16,079
Post Properties, Inc.	676	9,085
		64,290
Building & Real Estate — 1.3%
Agree Realty Corp.	118	2,163
Alexander's, Inc.	31	8,358
American Capital Agency Corp.	145	3,331
Anthracite Capital, Inc.	863	535
Anworth Mortgage Asset Corp.	1,637	11,803
Capstead Mortgage Corp.	1,020	12,964
CBL & Associates Properties, Inc.	1,167	6,290
Dynex Capital, Inc.	207	1,697
Equity Lifestyle Properties, Inc.	337	12,530
Getty Realty Corp.	264	4,982
Gramercy Capital Corp.*	782	1,259
Hatteras Financial Corp.	580	16,582
iStar Financial, Inc.*	1,656	4,703
MFA Financial, Inc.	3,446	23,846
National Retail Properties, Inc.	1,275	22,121
NorthStar Realty Finance Corp.	891	2,521
RAIT Financial Trust	818	1,121
Redwood Trust, Inc.	1,239	18,288
Resource America, Inc. Class A	174	936
Resource Capital Corp.	400	1,280
Sun Communities, Inc.	252	3,472
UMH Properties, Inc.	168	1,339
Walter Investment Management Corp.*	300	3,984
		166,105
Food — 0.0%
Zapata Corp.*	175	1,192
Forest Products & Paper — 0.1%
Potlatch Corp.	612	14,865
Healthcare — 0.6%
Care Investment Trust, Inc.	215	1,118
Cogdell Spencer, Inc.	494	2,119

	Number of Shares	Value†
Healthcare — (continued)
Healthcare Realty Trust, Inc.	915	$15,399
LTC Properties, Inc.	359	7,342
Medical Properties Trust, Inc.	1,217	7,387
National Health Investors, Inc.	418	11,165
Omega Healthcare Investors, Inc.	1,316	20,424
Universal Health Realty Income Trust	178	5,611
		70,565
Hotels & Resorts — 0.3%
Ashford Hospitality Trust, Inc.	1,163	3,268
DiamondRock Hospitality Co.	1,627	10,185
FelCor Lodging Trust, Inc.	976	2,401
Hersha Hospitality Trust	671	1,664
LaSalle Hotel Properties	836	10,317
Strategic Hotels & Resorts, Inc.	1,237	1,373
Sunstone Hotel Investors, Inc.	1,109	5,933
		35,141
Industrial — 0.3%
DCT Industrial Trust, Inc.	2,834	11,563
EastGroup Properties, Inc.	405	13,373
First Industrial Realty Trust, Inc.	663	2,884
First Potomac Realty Trust	435	4,241
Monmouth Real Estate Investment Corp. Class A	281	1,647
Primoris Services Corp.	162	1,202
		34,910
Mixed Industrial/Office — 0.6%
CapLease, Inc.	612	1,689
Colonial Properties Trust	759	5,617
Cousins Properties, Inc.	669	5,686
Dupont Fabros Technology, Inc.	442	4,164
Entertainment Properties Trust	526	10,835
Gladstone Commercial Corp.	152	1,970
Investors Real Estate Trust	882	7,841
Lexington Realty Trust	1,294	4,400
Mission West Properties, Inc.	287	1,960
PS Business Parks, Inc.	228	11,044
Washington Real Estate Investment Trust	930	20,804
Winthrop Realty Trust	177	1,581
		77,591
Office Property — 0.6%
BioMed Realty Trust, Inc.	1,524	15,590
Franklin Street Properties Corp.	887	11,753
Highwoods Properties, Inc.	1,129	25,256
Kilroy Realty Corp.	581	11,934
Parkway Properties, Inc.	315	4,095
		68,628
Regional Malls — 0.0%
Glimcher Realty Trust	492	1,427
Pennsylvania Real Estate Investment Trust	503	2,515
		3,942

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	1,291	$10,780
Sovran Self Storage, Inc.	336	8,266
U-Store-It Trust	726	3,557
		22,603
Strip Centers — 0.6%
Acadia Realty Trust	607	7,921
Cedar Shopping Centers, Inc.	589	2,662
Developers Diversified Realty Corp.	2,219	10,829
Equity One, Inc.	564	7,479
Inland Real Estate Corp.	1,079	7,553
Kite Realty Group Trust	607	1,773
Ramco-Gershenson Properties Trust	212	2,122
Saul Centers, Inc.	151	4,465
Tanger Factory Outlet Centers, Inc.	588	19,069
Urstadt Biddle Properties, Inc., Class A	316	4,449
		68,322
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $806,901)		628,154
	Par (000)
U.S. TREASURY OBLIGATIONS — 0.6%
U. S. Treasury Bills
0.040%, 07/02/09	$2	2,000
0.050%, 07/02/09	50	50,000
0.160%, 09/10/09	23	22,993
0.200%, 07/02/09	1	1,000
TOTAL U.S. TREASURY OBLIGATIONS (Cost $75,993)		75,993
	Number of	Shares
SHORT-TERM INVESTMENTS — 3.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	221,309	221,309
BlackRock Liquidity Funds TempFund - Institutional Shares	221,309	221,309
TOTAL SHORT-TERM INVESTMENTS (Cost $442,618)		442,618
TOTAL INVESTMENTS — 100.0% (Cost $14,519,703)(a)		$12,305,434

†  See Security Valuation Note.

*  Non-income producing security.

Plc — Public Limited Company.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$11,158,669	$11,154,591	$4,078	$—
REAL ESTATE INVESTMENT TRUSTS	628,154	628,154	—	—
U.S. TREASURY OBLIGATIONS	75,993	—	75,993	—
SHORT-TERM INVESTMENTS	442,618	442,618	—	—
TOTAL INVESTMENTS	$12,305,434	$12,225,363	$80,071	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 98.1%
Australia — 7.3%
AGL Energy Ltd.	1,424	$15,410
Alumina Ltd.	18,851	21,668
Amcor Ltd.	1,125	4,524
AMP Ltd.	3,415	13,380
ASX Ltd.	667	19,818
Australia & New Zealand Banking Group Ltd.	5,207	69,006
AXA Asia Pacific Holdings Ltd.	7,368	23,015
Bendigo & Adelaide Bank Ltd.	504	2,816
BHP Billiton Ltd.	8,593	235,413
BlueScope Steel Ltd.	10,608	21,510
Boral Ltd.	936	3,054
Brambles Ltd.	2,561	12,261
CFS Retail Property Trust	2,791	3,697
Coca-Cola Amatil Ltd.	2,996	20,763
Cochlear Ltd.	109	5,060
Commonwealth Bank of Australia	3,356	105,197
Computershare Ltd.	619	4,486
Crown Ltd.	903	5,263
CSL Ltd.	1,529	39,534
CSR Ltd.	2,501	3,403
Dexus Property Group	37,843	22,768
Fairfax Media Ltd.	3,259	3,194
Fortescue Metals Group Ltd.*	1,092	3,310
Foster's Group Ltd.	4,177	17,307
GPT Group	16,504	6,458
Harvey Norman Holdings Ltd.	3,095	8,204
Incitec Pivot Ltd.	2,752	5,237
Insurance Australia Group Ltd.	4,471	12,624
Leighton Holdings Ltd.	127	2,395
Lend Lease Corp. Ltd.	682	3,838
Lion Nathan Ltd.	2,048	19,076
Macquarie Airports Management Ltd.	2,896	5,384
Macquarie Group Ltd.	565	17,688
Macquarie Infrastructure Group	16,254	18,685
Metcash Ltd.	1,453	5,043
Mirvac Group	3,347	2,900
National Australia Bank Ltd.	4,586	82,622
Newcrest Mining Ltd.	1,071	26,177
OneSteel Ltd.	1,302	2,691
Orica Ltd.	1,252	21,790
Origin Energy Ltd.	2,450	28,847
OZ Minerals Ltd.	3,095	2,269
Perpetual Ltd.	308	7,063
Qantas Airways Ltd.	1,814	2,937
QBE Insurance Group Ltd.	2,281	36,501
Rio Tinto Ltd.	1,014	42,458
Santos Ltd.	3,431	40,200
Sims Metal Management Ltd.	181	3,769
Sonic Healthcare Ltd.	423	4,196
Stockland Corp. Ltd.	6,610	17,051
Suncorp-Metway Ltd.	2,373	12,758
Tabcorp Holdings Ltd.	4,037	23,233
Tatts Group Ltd.	2,262	4,635
Telstra Corp. Ltd.	11,735	32,023
Toll Holdings Ltd.	3,644	18,287

	Number of Shares	Value†
Australia — (continued)
Transurban Group	4,255	$14,297
Wesfarmers Ltd.	2,263	41,204
Wesfarmers Ltd. PPS	165	3,118
Westfield Group	4,468	40,893
Westpac Banking Corp.	7,546	122,767
Woodside Petroleum Ltd.	1,128	38,968
Woolworths Ltd.	2,947	62,523
WorleyParsons Ltd.	163	3,107
		1,519,773
Austria — 0.2%
Erste Group Bank AG	650	17,647
Oestrreichische Elektrizitatswirtschafts AG	67	3,418
OMV AG	446	16,767
Raiffeisen International Bank-Holding AG	43	1,501
Telekom Austria AG	708	11,084
voestalpine AG	92	2,534
		52,951
Belgium — 1.0%
Belgacom S.A.	294	9,402
Colruyt S.A.	63	14,393
Compagnie Nationale a Poartefeuille S.A.	69	3,339
Delhaize Group	263	18,516
Dexia S.A.*	1,756	13,405
Fortis N.V.*	4,335	14,843
Groupe Bruxelles Lambert S.A.	160	11,729
InBev N.V.	1,682	60,989
KBC Group N.V.*	1,139	20,945
Mobistar S.A.	172	10,620
Solvay S.A.	190	16,073
UCB S.A.	128	4,111
Umicore	132	3,009
		201,374
Bermuda — 0.0%
Seadrill Ltd.	496	7,143
Denmark — 0.8%
A.P. Moller - Maersk A/S, A Shares	1	5,861
A.P. Moller - Maersk A/S, B Shares	2	11,983
Carlsberg A/S, B Shares	300	19,245
Danske Bank A/S*	900	15,526
DSV A/S*	300	3,721
Novo Nordisk A/S, B Shares	911	49,618
Novozymes A/S, B Shares	250	20,338
Topdanmark A/S*	50	5,840
Vestas Wind Systems A/S*	460	33,012
William Demant Holding A/S*	138	7,147
		172,291
Finland — 1.3%
Elisa Oyj	1,000	16,480
Fortum Oyj	1,440	32,822
Kesko Oyj, B Shares	200	5,297
Kone Oyj, B Shares	669	20,544
Metso Oyj	100	1,872

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Finland — (continued)
Neste Oil Oyj	209	$2,908
Nokia Oyj	8,964	131,297
Nokian Renkaat Oyj	130	2,446
Outokumpu Oyj	200	3,456
Rautaruukki Oyj	200	4,012
Sampo Oyj, A Shares	1,213	22,935
Stora Enso Oyj, R Shares*	1,265	6,691
UPM-Kymmene Oyj	3,165	27,621
Wartsila Oyj	100	3,229
		281,610
France — 9.7%
Accor	347	13,825
Aeroports de Paris	61	4,485
Air France-KLM S.A.	206	2,642
Alcatel-Lucent*	3,650	9,153
Alstom	456	27,076
Atos Origin S.A.*	94	3,201
AXA	3,978	75,292
BNP Paribas	2,126	138,612
Bouygues S.A.	551	20,838
Cap Gemini S.A.	241	8,919
Carrefour S.A.	1,451	62,226
Casino Guichard Perracho S.A.	252	17,067
Christian Dior S.A.	198	14,832
Cie Generale d'Optique Essilor International S.A.	937	44,808
Cie Generale de Geophysique - Veritas*	126	2,281
CNP Assurances S.A.	42	4,019
Compagnie de Saint-Gobain	1,054	35,459
Compagnie Generale des Establissements Michelin, B Shares	287	16,437
Credit Agricole S.A.	2,495	31,283
Dassault Systemes	83	3,676
Eiffage S.A.	78	4,558
Electricite de France	555	27,100
Eurazeo	50	2,082
Eutelsat Communications	184	4,762
France Telecom	4,175	94,997
GDF Suez	2,940	110,052
Groupe Danone	1,403	69,568
Hermes International	115	16,011
Klepierre	160	4,146
L'Air Liquide S.A.	641	58,816
L'Oreal S.A.	495	37,157
Lafarge S.A.	630	42,602
Lagardere S.C.A.	242	8,068
LVMH Moet Hennessy Louis Vuitton S.A.	517	39,651
M6-Metropole Television	646	12,252
Natixis S.A.*	2,899	5,642
Neopost S.A.	48	4,322
Pernod Ricard S.A.	570	36,037
Peugeot S.A.*	427	11,272
PPR S.A.	165	13,526
Publicis Groupe S.A.	957	29,298
Renault S.A.*	804	29,705

	Number of Shares	Value†
France — (continued)
SAFRAN	281	$3,722
Sanofi-Aventis	2,448	144,652
Schneider Electric S.A.	651	49,826
SCOR SE	222	4,561
Societe BIC	120	6,910
Societe Generale	1,226	67,296
Societe Television Francaise 1	821	9,254
Sodexo	192	9,886
SUEZ Environment	593	10,392
Technip	195	9,615
Thales	290	13,019
Total S.A.	5,211	282,440
Unibail-Rodamco Co.	248	37,080
Vallourec S.A.	227	27,746
Veolia Environment S.A.	1,097	32,435
Vinci S.A.	943	42,544
Vivendi	2,940	70,572
		2,019,705
Germany — 7.6%
adidas AG	549	20,921
Allianz SE	1,134	104,603
BASF SE	2,189	87,214
Bayer AG	1,894	101,784
Bayerische Motoren Werke AG	874	33,015
Beiersdorf AG	252	11,871
Celesio AG	129	2,963
Commerzbank AG*	1,132	7,057
Daimler AG	2,088	75,827
Deutsche Bank AG	1,504	91,430
Deutsche Boerse AG	489	38,056
Deutsche Lufthansa AG	1,383	17,369
Deutsche Post AG	2,282	29,796
Deutsche Postbank AG*	82	2,090
Deutsche Telekom AG	7,166	84,721
E.ON AG	4,469	158,640
Fraport AG Frankfurt Airport Services Worldwide	78	3,345
Fresenius Medical Care AG & Co. KGaA	717	32,219
Fresenius SE (Preference)	517	27,971
GEA Group AG	167	2,536
Hannover Ruckversicherung AG*	119	4,399
Henkel AG & Co. KGaA	635	17,130
Henkel AG & Co. KGaA (Preference)	307	9,587
Hochtief AG	67	3,383
K+S AG	428	24,142
Linde AG	384	31,547
MAN AG	183	11,260
Merck KGaA	129	13,127
Metro AG	247	11,801
Muenchener Ruckversicherung AG	528	71,336
Porsche Automobil Holding SE (Preference)	166	11,174
RWE AG	1,090	85,957
RWE AG (Preference)	57	3,806
Salzgitter AG	183	16,130
SAP AG	1,973	79,548

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Siemens AG	1,948	$134,709
SolarWorld AG	104	2,461
ThyssenKrupp AG	641	15,969
TUI AG*	1,846	13,630
Volkswagen AG	202	68,435
Volkswagen AG (Preference)	290	20,294
Wacker Chemie AG	28	3,233
		1,586,486
Greece — 0.6%
Alpha Bank A.E.*	1,580	17,298
Coca-Cola Hellenic Bottling Co. S.A.	190	3,916
EFG Eurobank Ergasias S.A.*	1,641	17,261
Hellenic Telecommunications Organization S.A.	590	9,022
Marfin Investment Group S.A.*	757	3,248
National Bank of Greece S.A.*	1,335	37,035
OPAP S.A.	380	10,133
Piraeus Bank S.A.*	1,557	15,502
Public Power Corp. S.A.*	180	3,714
Titan Cement Co. S.A.	130	3,431
		120,560
Hong Kong — 2.5%
BOC Hong Kong (Holdings) Ltd.	12,500	21,749
Cheung Kong (Holdings) Ltd.	3,000	34,302
Chinese Estates Holdings Ltd.	3,000	5,481
CLP Holdings Ltd.	5,000	33,131
Esprit Holdings Ltd.	2,000	11,112
Hang Lung Group Ltd.	8,000	37,435
Hang Lung Properties Ltd.	4,000	13,172
Hang Seng Bank Ltd.	2,300	32,191
Henderson Land Development Co. Ltd.	3,000	17,119
Hong Kong Exchanges and Clearing Ltd.	3,000	46,369
HongKong Electric Holdings Ltd.	4,500	24,998
Hopewell Holdings Ltd.	1,000	3,123
Hutchison Whampoa Ltd.	7,000	45,536
Kerry Properties Ltd.	1,009	4,395
Li & Fung Ltd.	6,000	16,020
MTR Corp. Ltd.	6,027	18,004
New World Development Ltd.	14,143	25,458
NWS Holdings Ltd.	2,105	3,790
Shangri-La Asia Ltd.	2,000	2,954
Sino Land Co. Ltd.	4,221	6,949
Sun Hung Kai Properties Ltd.	3,000	37,253
Swire Pacific Ltd., Class A	1,500	15,057
The Bank of East Asia Ltd.	5,726	17,353
The Hong Kong & China Gas Co. Ltd.	8,000	16,793
The Link Real Estate Investment Trust	5,557	11,810
Wharf Holdings Ltd.	3,000	12,649
Wheelock & Co. Ltd.	2,000	5,140
		519,343
Ireland — 0.4%
Anglo Irish Bank Corp. Plc*	3,146	958
CRH Plc	2,230	51,255
Elan Corp. Plc*	1,453	9,541

	Number of Shares	Value†
Ireland — (continued)
Experian Plc	1,921	$14,406
Kerry Group Plc, Class A	174	3,966
Ryanair Holdings Plc*	862	3,984
		84,110
Italy — 3.5%
A2A SpA	1,615	2,951
Alleanza Assicurazioni SpA	4,222	29,015
Assicurazioni Generali SpA	2,366	49,277
Atlantia SpA	560	11,343
Banca Carige SpA	3,770	10,357
Banca Monte dei Paschi di Siena SpA	7,196	11,631
Banca Popolare di Milano Scarl	517	3,085
Banco Popolare S.C.*	1,376	10,290
Enel SpA	16,736	81,704
Eni SpA	6,125	145,268
Fiat SpA*	1,280	12,907
Finmeccanica SpA	2,436	34,353
Fondiaria-SAI SpA	169	2,728
Intesa Sanpaolo SpA*	18,411	59,496
Intesa Sanpaolo SpA, RNC	1,026	2,537
Luxottica Group SpA*	206	4,285
Mediaset SpA	2,266	12,722
Mediobanco SpA	1,036	12,345
Parmalat SpA	7,429	17,943
Prysmian SpA	213	3,210
Saipem SpA	944	23,063
Snam Rete Gas SpA	2,214	9,726
Telecom Italia SpA	24,788	34,368
Telecom Italia SpA, RSP	9,833	9,687
Terna SpA	8,545	28,499
UniCredit SpA*	32,009	80,960
Unione di Banche Italiane ScpA	1,536	20,016
		723,766
Japan — 23.3%
Acom Co. Ltd.	80	1,994
Advantest Corp.	200	3,642
Aeon Co. Ltd.	1,200	11,840
Aioi Insurance Co. Ltd.	1,000	4,558
Aisin Seiki Co. Ltd.	1,200	25,924
Ajinomoto Co., Inc.	3,000	23,732
All Nippon Airways Co. Ltd.	2,000	6,988
Amada Co. Ltd.	1,000	6,197
Asahi Breweries Ltd.	700	10,031
Asahi Glass Co. Ltd.	2,000	16,020
Asahi Kasei Corp.	3,000	15,221
Astellas Pharma, Inc.	1,000	35,312
Benesse Corp.	100	4,010
Bridgestone Corp.	1,400	21,930
Brother Industries Ltd.	400	3,538
Canon, Inc.	2,600	84,926
Casio Computer Co. Ltd.	400	3,583
Central Japan Railway Co.	3	18,442
Chubu Electric Power Co., Inc.	1,400	32,331
Chugai Pharmaceutical Co. Ltd.	300	5,709

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Chuo Mitsui Trust Holdings, Inc.	1,000	$3,810
Citizen Holdings Co. Ltd.	800	4,097
Credit Saison Co. Ltd.	200	2,537
Dai Nippon Printing Co. Ltd.	1,000	13,692
Daiichi Sankyo Co. Ltd.	1,400	24,989
Daikin Industries Ltd.	900	28,965
Daito Trust Construction Co. Ltd.	400	18,861
Daiwa House Industry Co. Ltd.	1,000	10,753
Daiwa Securities Group, Inc.	4,000	23,769
Dena Co. Ltd.	1	3,339
Denso Corp.	1,400	35,886
Dentsu, Inc.	300	6,295
East Japan Railway Co.	800	48,165
Eisai Co. Ltd.	1,200	42,606
Electric Power Development Co. Ltd.	200	5,675
Elpida Memory, Inc.*	200	2,154
FamilyMart Co. Ltd.	100	3,142
Fanuc Ltd.	400	32,055
Fast Retailing Co. Ltd.	100	13,032
Fuji Heavy Industries Ltd.	1,000	4,040
FUJIFILM Holdings Corp.	1,100	35,007
Fujitsu Ltd.	6,000	32,593
Fukuoka Financial Group, Inc.	1,000	4,472
Furukawa Electric Co. Ltd.	1,000	4,499
GS Yuasa Corp.	2,000	17,550
Gunma Bank Ltd.	1,000	5,559
Hankyu Hanshin Holdings, Inc.	2,000	9,363
Hirose Electric Co. Ltd.	100	10,669
Hitachi Construction Machinery Co. Ltd.	200	3,250
Hitachi Ltd.	8,000	24,896
Hitamitsu Pharmaceutical Co. Ltd.	100	3,107
Hokkaido Electric Power Co., Inc.	300	5,617
Hokuhoku Financial Group, Inc.	2,000	5,013
Hokuriku Electric Power Co.	1,200	27,445
Honda Motor Co. Ltd.	4,800	132,052
Hoya Corp.	1,700	34,054
IBIDEN Co. Ltd.	200	5,608
IHI Corp.*	3,000	5,182
INPEX Holdings, Inc.	2	15,946
Isetan Mitsukoshi Holdings Ltd.	500	5,087
Isuzu Motors Ltd.	1,000	1,604
ITOCHU Corp.	4,000	27,757
J. Front Retailing Co. Ltd.	1,000	4,772
Japan Airlines Corp.*	2,000	3,859
Japan Real Estate Investment Corp.	1	8,295
Japan Tobacco, Inc.	10	31,258
JFE Holdings, Inc.	1,400	47,036
JGC Corp.	1,000	16,096
Joyo Bank Ltd.	1,000	5,102
JS Group Corp.	600	9,260
JSR Corp.	300	5,139
JTEKT Corp.	400	4,043
Jupiter Telecommunications Co. Ltd.	6	4,551
Kajima Corp.	2,000	6,226
Kamigumi Co. Ltd.	1,000	8,452

	Number of Shares	Value†
Japan — (continued)
Kao Corp.	2,000	$43,521
Kawasaki Heavy Industries Ltd.	2,000	5,509
Kawasaki Kisen Kaisha Ltd.	1,000	4,102
KDDI Corp.	7	37,142
Keihin Electric Express Railway Co. Ltd.	1,000	7,754
Keio Corp.	1,000	5,809
Keyence Corp.	110	22,410
Kintetsu Corp.	4,000	17,632
Kirin Holdings Co. Ltd.	2,000	27,903
Kobe Steel Ltd.	5,000	9,312
Komatsu Ltd.	2,300	35,511
Konami Corp.	200	3,830
Konica Minolta Holdings, Inc.	1,500	15,673
Kubota Corp.	2,000	16,470
Kuraray Co. Ltd.	500	5,543
Kurita Water Industries Ltd.	200	6,459
Kyocera Corp.	500	37,537
Kyowa Hakko Kirin Co. Ltd.	1,000	11,282
Kyushu Electric Power Co., Inc.	1,200	25,826
Lawson, Inc.	100	4,402
Makita Corp.	200	4,840
Marubeni Corp.	5,000	22,114
Marui Group Co. Ltd.	600	4,200
Mazda Motor Corp.	1,000	2,558
MEIJI Holdings Co. Ltd.*	600	24,166
Mitsubishi Chemical Holdings Corp.	2,500	10,574
Mitsubishi Corp.	3,500	64,586
Mitsubishi Electric Corp.	5,000	31,601
Mitsubishi Estate Co. Ltd.	3,000	49,805
Mitsubishi Gas Chemical Co., Inc.	1,000	5,452
Mitsubishi Heavy Industries Ltd.	7,000	28,968
Mitsubishi Materials Corp.	5,000	15,567
Mitsubishi Motors Corp.*	12,000	22,490
Mitsubishi Tanabe Pharma Corp.	1,000	11,489
Mitsubishi UFJ Financial Group, Inc.	25,000	154,370
Mitsui & Co. Ltd.	4,000	47,399
Mitsui Chemicals, Inc.	1,000	3,188
Mitsui Fudosan Co. Ltd.	2,000	34,688
Mitsui OSK Lines Ltd.	4,000	25,849
Mitsui Sumitomo Insurance Group Holdings, Inc.	1,000	26,161
Mitsumi Electric Co. Ltd.	100	2,136
Mizuho Financial Group, Inc.	24,400	56,689
Mizuho Trust & Banking Co. Ltd.*	3,000	3,879
Murata Manufacturing Co. Ltd.	400	17,072
Namco Bandai Holdings, Inc.	400	4,387
NEC Corp.*	4,000	15,646
NGK Insulators Ltd.	1,000	20,382
Nidec Corp.	300	18,261
Nikon Corp.	1,000	17,301
Nintendo Co. Ltd.	300	83,027
Nippon Building Fund, Inc.	1	8,548
Nippon Electric Glass Co. Ltd.	1,000	11,179
Nippon Express Co. Ltd.	2,000	9,079
Nippon Mining Holdings, Inc.	3,500	18,086
Nippon Oil Corp.	3,000	17,666

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Nippon Paper Group, Inc.	200	$5,174
Nippon Sheet Glass Co. Ltd.	1,000	2,914
Nippon Steel Corp.	13,000	49,769
Nippon Telegraph & Telephone Corp.	1,400	57,016
Nippon Yusen K.K.	5,000	21,531
Nipponkoa Insurance Co. Ltd.	1,000	5,818
Nissan Motor Co. Ltd.	6,200	37,627
Nisshin Seifun Group, Inc.	500	5,941
Nisshin Steel Co. Ltd.	2,000	4,464
Nissin Food Products Co. Ltd.	200	6,048
Nitori Co. Ltd.	100	7,082
Nitto Denko Corp.	1,200	36,586
Nomura Holdings, Inc.	6,100	51,489
Nomura Research Institute Ltd.	200	4,433
NSK Ltd.	1,000	5,062
NTN Corp.	1,000	4,005
NTT Data Corp.	2	6,456
NTT DoCoMo, Inc.	41	59,968
Obayashi Corp.	1,000	4,895
Odakyu Electric Railway Co. Ltd.	1,000	8,549
Oji Paper Co. Ltd.	1,000	4,296
Olympus Corp.	1,000	23,549
OMRON Corp.	300	4,346
Ono Pharmaceutical Co. Ltd.	300	13,308
Oriental Land Co. Ltd.	100	6,705
ORIX Corp.	140	8,333
Osaka Gas Co. Ltd.	8,000	25,500
Panasonic Corp.	4,700	63,321
Panasonic Electric Works Co. Ltd.	1,000	9,452
Rakuten, Inc.	9	5,423
Resona Holdings, Inc.	2,400	33,642
Ricoh Co. Ltd.	2,000	25,764
Rohm Co. Ltd.	300	21,881
Sankyo Co. Ltd.	100	5,334
Santen Pharmaceutical Co. Ltd.	200	6,093
Sanyo Electric Co. Ltd.*	9,000	23,309
SBI Holdings, Inc.	24	4,874
SECOM Co. Ltd.	500	20,293
Sega Sammy Holdings, Inc.	400	5,070
Seiko Epson Corp.	200	3,264
Sekisui Chemical Co. Ltd.	1,000	6,268
Sekisui House Ltd.	1,000	10,128
Seven & I Holdings Co. Ltd.	1,800	42,215
Sharp Corp.	4,000	41,497
Shikoku Electric Power Co., Inc.	300	8,947
Shimadzu Corp.	1,000	7,990
Shimano, Inc.	100	3,842
Shimizu Corp.	1,000	4,340
Shin-Etsu Chemical Co. Ltd.	1,300	60,293
Shinsei Bank Ltd.*	2,000	3,193
Shionogi & Co. Ltd.	1,000	19,321
Shiseido Co. Ltd.	1,000	16,360
Showa Denko K.K.	2,000	3,567
Showa Shell Sekiyu K.K.	500	5,291
SMC Corp.	100	10,737

	Number of Shares	Value†
Japan — (continued)
Softbank Corp.	2,400	$46,754
Sojitz Corp.	1,800	3,947
Sompo Japan Insurance, Inc.	2,000	13,327
Sony Corp.	3,000	78,267
Sony Financial Holdings, Inc.	1	2,757
Stanley Electric Co. Ltd.	300	6,083
SUMCO Corp.	200	2,841
Sumitomo Chemical Co. Ltd.	3,000	13,491
Sumitomo Corp.	2,700	27,445
Sumitomo Electric Industries Ltd.	1,600	17,939
Sumitomo Heavy Industries Ltd.	1,000	4,449
Sumitomo Metal Industries Ltd.	10,000	26,583
Sumitomo Metal Mining Co. Ltd.	1,000	14,048
Sumitomo Mitsui Financial Group, Inc.	1,700	68,791
Sumitomo Realty & Development Co. Ltd.	1,000	18,259
Suruga Bank Ltd.	1,000	9,567
Suzuken Co. Ltd.	100	2,897
Suzuki Motor Corp.	700	15,696
T&D Holdings, Inc.	600	17,143
Taisei Corp.	2,000	4,821
Taisho Pharmaceutical Co. Ltd.	1,000	18,926
Taiyo Nippon Sanso Corp.	1,000	9,559
Takashimaya Co. Ltd.	1,000	7,871
Takeda Pharmaceutical Co. Ltd.	1,800	69,984
TDK Corp.	200	9,389
Teijin Ltd.	2,000	6,429
Terumo Corp.	400	17,635
The 77 Bank Ltd.	2,000	11,645
The Bank of Kyoto Ltd.	1,000	9,269
The Bank of Yokohama Ltd.	2,000	10,705
The Chiba Bank Ltd.	4,000	26,105
The Chugoku Electric Power Co., Inc.	500	10,440
The Hachijuni Bank Ltd.	1,000	5,650
The Iyo Bank Ltd.	1,000	10,193
The Japan Steel Works Ltd.	1,000	12,324
The Kansai Electric Power Co., Inc.	1,600	35,294
The Nishi-Nippon City Bank Ltd.	1,000	2,526
The Shizuoka Bank Ltd.	1,000	9,897
The Sumitomo Trust & Banking Co. Ltd.	9,000	48,293
Tobu Railway Co. Ltd.	1,000	5,870
Toho Co. Ltd.	200	3,253
Toho Gas Co. Ltd.	1,000	4,061
Tohoku Electric Power Co., Inc.	1,000	20,889
Tokio Marine Holdings, Inc.	1,900	52,168
Tokyo Electric Power Co., Inc.	3,100	79,705
Tokyo Electron Ltd.	400	19,304
Tokyo Gas Co. Ltd.	7,000	25,007
Tokyu Corp.	2,000	10,089
Tokyu Land Corp.	1,000	4,543
TonenGeneral Sekiyu K.K.	1,000	10,178
Toppan Printing Co. Ltd.	1,000	10,075
Toray Industries, Inc.	5,000	25,451
Toshiba Corp.	9,000	32,607
Toyo Seikan Kaisha Ltd.	300	6,347
Toyota Industries Corp.	700	17,399

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Toyota Motor Corp.	6,800	$257,158
Toyota Tsusho Corp.	300	4,443
Trend Micro, Inc.	500	15,966
Tsumura & Co.	200	6,241
Ube Industries Ltd.	7,000	19,535
Unicharm Corp.	100	7,640
West Japan Railway Co.	3	9,921
Yahoo! Japan Corp.	22	6,997
Yakult Honsha Co. Ltd.	200	3,821
Yamada Denki Co. Ltd.	170	9,890
Yamaguchi Financial Group, Inc.	1,000	13,189
Yamaha Corp.	300	3,739
Yamaha Motor Co. Ltd.	2,300	25,550
Yamato Holdings Co. Ltd.	1,000	13,296
		4,865,383
Jersey — 0.1%
Randgold Resources Ltd.	219	14,113
Luxembourg — 0.4%
ArcelorMittal	1,878	62,149
Millicom International Cellular S.A.*	126	7,108
SES S.A.	564	10,785
Tenaris S.A.	888	12,114
		92,156
Netherlands — 4.3%
Aegon N.V.	2,677	16,573
Akzo Nobel N.V.	554	24,489
ASML Holding N.V.	1,787	38,733
Corio N.V.	73	3,560
European Aeronautic Defence & Sapce Co. N.V.	1,819	29,542
Fugro N.V.	72	2,998
Heineken Holdings N.V.	123	3,930
Heineken N.V.	823	30,672
ING Groep N.V.	4,379	44,364
James Hardie Industries N.V.*	1,387	4,680
Koninklijke Ahold N.V.	2,676	30,850
Koninklijke DSM N.V.	396	12,453
Koninklijke KPN N.V.	4,023	55,508
Koninklijke Philips Electronics N.V.	2,126	39,252
QIAGEN N.V.*	439	8,153
Randstad Holding N.V.*	174	4,836
Reed Elsevier N.V.	3,294	36,423
Royal Dutch Shell Plc, A Shares	8,542	214,270
Royal Dutch Shell Plc, B Shares	7,206	181,414
SBM Offshore N.V.	227	3,898
TNT N.V.	767	14,992
Unilever N.V.	3,865	93,475
Wolters Kluwer N.V.	575	10,087
		905,152
New Zealand — 0.1%
Auckland International Airport Ltd.	5,735	5,952
Fletcher Building Ltd.	1,029	4,365
Telecom Corp. of New Zealand Ltd.	3,016	5,294
		15,611

	Number of Shares	Value†
Norway — 0.6%
DnB NOR ASA*	2,200	$16,810
Norsk Hydro ASA*	3,267	16,833
Orkla ASA	1,643	11,947
Renewable Energy Corp. AS*	169	1,320
StatoilHydro ASA	3,149	62,203
Telenor ASA*	1,419	10,950
Yara International ASA	600	16,892
		136,955
Portugal — 0.3%
Banco Comercial Portugues S.A.	2,923	2,976
Banco Espirito Santo S.A.	884	4,767
BRISA	510	3,666
CIMPOR - Cimentos de Portugal, SGPS S.A.	2,109	15,407
Energias de Portugal S.A.	3,088	12,130
Galp Energia SGPS, S.A., B Shares	526	7,415
Portugal Telecom SGPS, S.A.	1,295	12,703
		59,064
Singapore — 1.2%
CapitaLand Ltd.	9,000	22,883
Capitamall Trust Management Ltd.	5,700	5,482
City Developments Ltd.	1,000	5,893
ComfortDelGro Corp. Ltd.	4,000	3,524
DBS Group Holdings Ltd.	4,500	36,482
Fraser & Neave Ltd.	2,000	5,359
Keppel Corp. Ltd.	4,000	18,960
Olam International Ltd.	3,000	5,003
Oversea-Chinese Banking Corp.	7,116	32,671
SembCorp Industries Ltd.	2,000	4,147
Singapore Airlines Ltd.	1,000	9,155
Singapore Exchange Ltd.	4,000	19,479
Singapore Press Holdings Ltd.	2,000	4,352
Singapore Technologies Engineering Ltd.	2,000	3,370
Singapore Telecommunications Ltd.	18,000	37,137
United Overseas Bank Ltd.	3,000	30,272
Wilmar International Ltd.	1,000	3,449
		247,618
Spain — 4.5%
Abertis Infraestructuras S.A.	613	11,576
Acciona S.A.	126	15,559
Acerinox S.A.	263	4,886
ACS Actividades de Construccion y Servicios S.A.	438	22,234
Banco Bilbao Vizcaya Argentaria, Chile S.A.	8,152	102,646
Banco de Sabadell S.A.	1,701	10,639
Banco de Valencia S.A.	591	5,742
Banco Popular Espanol S.A.	2,710	23,712
Banco Santander S.A.	20,429	246,950
Bankinter S.A.	588	6,976
Cintra Concesiones de Infraestructuras de Transporte S.A.	477	2,972
Criteria CaixaCorp S.A.	2,021	9,367
EDP Renovaveis S.A.*	873	8,956
Enagas S.A.	797	15,729

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — (continued)
Gamesa Corporacion Tecnologica S.A.	827	$15,767
Gas Natural SDG S.A.	1,014	18,518
Grifols S.A.	170	3,016
Grupo Ferrovial S.A.	101	3,255
Iberdrola Renovables S.A.*	2,539	11,640
Iberdrola S.A.	8,212	66,966
Inditex S.A.	375	18,048
Indra Sistemas S.A.	1,195	25,936
Mapfre S.A.	1,160	3,790
Red Electrica de Espana S.A.	222	10,063
Repson YPF S.A.	1,814	40,606
Telefonica S.A.	10,380	235,726
Zardoya Otis S.A.	264	5,517
		946,792
Sweden — 2.4%
Alfa Laval AB	2,500	23,959
Assa Abloy AB, B Shares	400	5,593
Atlas Copco AB, A Shares	2,082	20,964
Atlas Copco AB, B Shares	402	3,652
Electrolux AB, B Shares*	398	5,568
Getinge AB, B Shares	444	5,829
Hennes & Mauritz AB, B Shares	1,050	52,431
Husqvarna AB, B Shares*	934	5,099
Investor AB, B Shares	800	12,370
Lundin Petroleum AB*	525	4,082
Nordea Bank AB	6,925	55,036
Sandvik AB	2,138	15,935
Scania AB, B Shares	2,300	22,884
Securitas AB, B Shares	400	3,406
Skandinaviska Enskilda Banken AB, A Shares*	4,080	18,045
Skanska AB, B Shares	2,800	31,415
SKF AB, B Shares	1,100	13,596
Ssab Svenskt Stal AB, A Shares	1,400	16,351
Svenska Cellulosa AB, B Shares	1,700	17,898
Svenska Handelsbanken AB, A Shares	900	17,067
Swedbank AB, A Shares*	300	1,754
Swedish Match AB	500	8,145
Tele2 AB, B Shares	316	3,200
Telefonaktiebolaget LM Ericsson, B Shares	8,456	83,304
TeliaSonera AB	5,000	26,316
Volvo AB, A Shares	1,900	11,742
Volvo AB, B Shares	2,541	15,738
		501,379
Switzerland — 7.7%
ABB Ltd.*	6,224	98,281
Actelion Ltd.*	158	8,281
Adecco S.A.	273	11,411
Aryzta AG*	142	4,580
Baloise Holding AG	303	22,532
Compagnie Financiere Richemont SA	1,925	40,133
Credit Suisse Group AG	2,883	132,088
Geberit AG	86	10,596
Givaudan S.A.	13	7,982

	Number of Shares	Value†
Switzerland — (continued)
Holcim Ltd.*	574	$32,680
Julius Baer Holding AG	345	13,418
Kuehne & Nagel International AG	317	24,901
Lindt & Spruengli AG	3	5,607
Logitech International S.A.*	189	2,627
Lonza Group AG	223	22,184
Nestle S.A.	8,769	331,104
Nobel Biocare Holding AG	161	3,523
Novartis AG	5,366	218,435
Pargesa Holding S.A.	49	3,060
Roche Holding AG	1,735	236,398
Schindler Holding AG	75	4,666
SGS S.A.	10	12,421
Sonova Holding AG	68	5,537
STMicroelectronics N.V.	1,546	11,654
Straumann Holding AG	19	3,467
Swiss Life Holding AG*	175	15,146
Swiss Reinsurance	1,102	36,617
Swisscom AG	91	28,003
Syngenta AG	241	56,072
The Swatch Group AG	87	14,002
UBS AG*	6,729	82,621
Xstrata Plc	4,190	45,538
Zurich Financial Services AG	338	59,743
		1,605,308
United Kingdom — 18.3%
3i Group Plc	5,897	23,592
Admiral Group Plc	456	6,539
AMEC Plc	1,738	18,728
Anglo American Plc	3,425	100,144
Antofagasta Plc	475	4,612
Associated British Foods Plc	339	4,271
AstraZeneca Plc	3,461	152,604
Autonomy Corp. Plc*	481	11,397
Aviva Plc	9,587	53,978
BAE Systems Plc	9,250	51,689
Balfour Beatty Plc	658	3,353
Barclays Plc	24,211	112,510
Berkeley Group Holdings Plc*	282	3,738
BG Group Plc	8,647	145,613
BHP Billiton Plc	5,177	116,682
BP Plc	47,133	372,436
British Airways Plc*	1,104	2,275
British American Tobacco Plc	4,704	129,850
British Land Co. Plc	2,569	16,177
British Sky Broadcasting Group Plc	1,968	14,773
BT Group Plc	30,725	51,480
Bunzl Plc	406	3,367
Burberry Group Plc	604	4,209
Cable & Wireless Plc	4,131	9,067
Cadbury Plc	2,486	21,250
Cairn Energy Plc*	596	23,045
Carnival Plc	544	14,489
Centrica Plc	10,600	38,977

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Cobham Plc	1,192	$3,395
Compass Group Plc	5,647	31,876
Diageo Plc	5,831	83,751
Drax Group Plc	574	4,155
Eurasian Natural Resources Corp.	276	2,987
Firstgroup Plc	471	2,781
Friends Provident Group Plc	2,970	3,212
G4S Plc	5,282	18,193
GlaxoSmithKline Plc	12,588	222,346
Hammerson Plc	1,576	7,991
Home Retail Group Plc	6,038	25,919
HSBC Holdings Plc	42,939	357,732
ICAP Plc	573	4,268
Imperial Tobacco Group Plc	2,600	67,672
Intercontinental Hotels Group Plc	377	3,881
International Power Plc	3,042	11,948
Invensys Plc	1,012	3,737
Investec Plc	753	4,056
J. Sainsbury Plc	2,149	11,098
Johnson Matthey Plc	769	14,603
Kazakhmys Plc	211	2,200
Kingfisher Plc	5,829	17,101
Ladbrokes Plc	1,266	3,835
Land Securities Group Plc	2,513	19,542
Legal & General Group Plc	11,040	10,326
Liberty International Plc	3,491	22,885
Lloyds TSB Group Plc	40,834	47,073
London Stock Exchange Group Plc	323	3,740
Lonmin Plc*	150	2,907
Man Group Plc	2,893	13,261
Marks & Spencer Group Plc	2,787	14,054
National Grid Plc	6,939	62,615
Next Plc	769	18,632
Old Mutual Plc	10,977	14,659
Pearson Plc	1,378	13,877
Prudential Plc	5,858	40,042
Reckitt Benckiser Group Plc	1,541	70,374
Reed Elsevier Plc	1,823	13,619
Rexam Plc	667	3,135
Rio Tinto Plc	2,452	84,916
Rolls-Royce Group Plc*	4,597	27,485
Rolls-Royce Group Plc, C Shares*	394,422	649
Royal Bank of Scotland Group Plc*	49,201	31,272
RSA Insurance Group Plc	5,964	11,842
SABMiller Plc	2,030	41,448
Schroders Plc	441	5,967
Scottish & Southern Energy Plc	1,965	36,970
Segro Plc	8,660	3,463
Serco Group Plc	621	4,321
Severn Trent Plc	745	13,435
Shire Plc	1,027	14,174
Smith & Nephew Plc	1,668	12,383
Smiths Group Plc	1,023	11,837
Standard Chartered Plc	4,778	89,841
Standard Life Plc	4,154	12,758

	Number of Shares	Value†
United Kingdom — (continued)
Tesco Plc	17,871	$104,364
The Capita Group Plc	1,783	21,023
The Sage Group Plc	10,509	30,877
Thomas Cook Group Plc	1,173	3,975
Thomson Reuters Plc	686	19,620
Tomkins Plc	1,971	4,808
TUI Travel Plc	1,257	4,805
Tullow Oil Plc	2,031	31,456
Unilever Plc	3,514	82,598
United Utilities Group Plc	2,274	18,647
Vedanta Resources Plc	149	3,172
Vodafone Group Plc	129,029	250,953
Whitbread Plc	234	3,156
WM Morrison Supermarkets Plc	7,088	27,684
Wolseley Plc*	930	17,803
WPP Group Plc	3,057	20,329
		3,838,354
United States — 0.0%
Synthes, Inc.	103	9,944
TOTAL COMMON STOCKS (Cost $21,662,766)		20,526,941
RIGHTS — 0.2%
Belgium — 0.0%
Fortis N.V.*	1,977	0
France — 0.0%
Casino Guichard Perrachon S.A.*	252	972
Italy — 0.0%
Banca Popolare di Milano Scarl*	517	0
Unione di Banche Italiane ScpA*	1,536	105
		105
Norway — 0.0%
Renewable Energy Corp. AS*	58	209
Spain — 0.0%
Zardoya Otis S.A.*	251	255
United Kingdom — 0.2%
Rio Tinto Plc*	1,287	43,406
TOTAL RIGHTS (Cost $52,757)		44,947
WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev NV*	256	1
Italy — 0.0%
Unione di Banche Italiane ScpA	1,536	119
TOTAL WARRANTS (Cost $0)		120

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	172,120	$172,120
BlackRock Liquidity Funds TempFund - Institutional Shares	172,119	172,119
TOTAL SHORT-TERM INVESTMENTS (Cost $344,239)		344,239
TOTAL INVESTMENTS — 100.0% (Cost $22,059,762)		$20,916,247

†  See Security Valuation Note.

*  Non-income producing security.

Plc — Public Limited Company.

PPS — Partially Protected Shares.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$35,593
Aerospace & Defense	0.8%	163,854
Agriculture	1.2%	240,374
Airlines	0.2%	49,209
Apparel	0.3%	55,973
Auto Manufacturers	3.8%	786,218
Auto Parts & Equipment	0.7%	148,087
Banks	15.4%	3,160,821
Beverages	1.9%	380,427
Biotechnology	0.3%	59,872
Building Materials	1.3%	270,140
Chemicals	3.2%	665,326
Commercial Services	1.1%	224,706
Computers	0.5%	93,607
Cosmetics & Personal Care	0.6%	116,549
Distribution & Wholesale	1.1%	231,514
Diversified Financial Services	1.3%	276,338
Diversified Operations	0.1%	18,960
Electric	5.2%	1,061,645
Electrical Components & Equipment	1.0%	210,791
Electronics	1.3%	274,801
Energy-Alternate Sources	0.1%	25,334
Engineering & Construction	1.5%	313,983
Entertainment	0.3%	57,128
Environmental Control	—%	6,459
Food	5.3%	1,085,882
Food Service	0.2%	41,762
Forest Products & Paper	0.3%	61,680
Gas	0.8%	154,311
Hand & Machine Tools	0.2%	36,178
Healthcare Products	0.8%	163,732
Healthcare Services	0.2%	36,415
Holding Companies	0.7%	138,442
Home Builders	0.1%	30,887
Home Furnishings	0.9%	188,653

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Household Products & Wares	0.5%	$109,100
Insurance	4.5%	933,578
Internet	0.2%	36,599
Investment Companies	0.2%	34,021
Iron & Steel	1.4%	286,852
Leisure Time	0.4%	75,100
Lodging	0.2%	31,816
Machinery - Construction & Mining	0.3%	63,377
Machinery - Diversified	0.9%	177,423
Media	1.2%	253,693
Metal Fabricate/Hardware	0.3%	71,885
Mining	3.8%	779,813
Miscellaneous Manufacturing	1.3%	277,212
Mixed Industrial/Office	0.7%	146,970
Office & Business Equipment	0.6%	118,276
Oil & Gas	8.3%	1,712,248
Oil & Gas Services	0.3%	60,583
Packaging and Containers	0.1%	14,006
Pharmaceuticals	6.6%	1,350,530
Real Estate	1.7%	342,704
Real Estate Investment Trusts	0.2%	33,894
Retail	1.9%	398,270
Semiconductors	0.5%	99,028
Software	0.7%	133,761
Strip Centers	0.3%	61,882
Telecommunications	7.2%	1,486,030
Textiles	0.2%	37,423
Toys, Games & Hobbies	0.4%	87,414
Transportation	1.7%	349,301
Venture Capital	0.1%	23,592
Water	0.4%	74,909
	100.0%	$20,526,941

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$20,526,941	$120,633	$20,406,308	$—
RIGHTS	44,947	44,947	—	—
WARRANTS	120	120	—	—
SHORT-TERM INVESTMENTS	344,239	344,239	—	—
TOTAL INVESTMENTS	$20,916,247	$509,939	$20,406,308	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

INTERNATIONAL EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 98.6%
Australia — 5.2%
Coca-Cola Amatil Ltd.	317,713	$2,201,872
QBE Insurance Group Ltd.	209,824	3,357,619
Woolworths Ltd.	277,389	5,885,075
		11,444,566
Belgium — 0.4%
Colruyt S.A.	3,869	883,884
Brazil — 6.7%
AES Tiete S.A.	50,000	522,582
Companhia de Bebidas das Americas ADR	35,200	2,282,016
Companhia Energetica de Minas Gerais (Preference)	180,525	2,422,969
CPFL Energia S.A.	129,800	2,103,164
Redecard S.A.	230,200	3,524,369
Souza Cruz S.A.	134,274	3,846,287
		14,701,387
Canada — 2.8%
Canadian Natural Resources Ltd.	40,964	2,154,999
Shoppers Drug Mart Corp.	93,735	4,028,554
		6,183,553
Denmark — 3.1%
Novo Nordisk A/S, B Shares	125,775	6,850,366
France — 5.8%
Cie Generale d'Optique Essilor International S.A.	92,202	4,409,196
L'Air Liquide S.A.	22,887	2,100,022
Total S.A.	118,096	6,400,891
		12,910,109
Germany — 3.2%
Deutsche Boerse AG	26,467	2,059,794
Fresenius Medical Care AG & Co. KGaA	48,048	2,159,108
RWE AG	37,105	2,926,088
		7,144,990
India — 13.9%
Bharat Heavy Electricals Ltd.	31,704	1,455,211
Bharti Airtel Ltd.*	177,073	2,960,019
Cipla Ltd.	497,761	2,627,969
HDFC Bank Ltd.	222,952	6,949,186
Hindustan Unilever Ltd.	870,780	4,846,536
Housing Development Finance Corp.	165,742	8,090,496
ITC Ltd.	673,578	2,677,744
Nestle India Ltd.	29,399	1,226,592
		30,833,753
Ireland — 1.2%
Covidien Plc	68,786	2,575,348
Italy — 1.2%
Terna S.p.A.	815,300	2,719,119
Japan — 5.1%
East Japan Railway Co.	40,000	2,408,235
Nintendo Co. Ltd.	14,500	4,012,946

	Number of Shares	Value†
Japan — (continued)
SECOM Co. Ltd.	58,900	$2,390,500
Shimano, Inc.	65,300	2,508,878
		11,320,559
Netherlands — 3.3%
Core Laboratories NV	83,758	7,299,510
Spain — 6.0%
Enagas S.A.	398,065	7,855,668
Red Electrica de Espana S.A.	120,190	5,448,199
		13,303,867
Switzerland — 9.8%
Lindt & Spruengli AG	627	1,171,962
Nestle S.A.	227,410	8,586,648
Novartis AG	105,427	4,291,643
Roche Holding AG	56,129	7,647,701
		21,697,954
United Kingdom — 24.3%
BG Group Plc	208,629	3,513,244
British American Tobacco Plc	422,303	11,657,313
Cadbury Plc	361,323	3,088,475
De La Rue Plc	194,545	2,921,075
Diageo Plc	286,436	4,114,111
Imperial Tobacco Group Plc	368,272	9,585,206
Reckitt Benckiser Group Plc	157,169	7,177,577
Scottish & Southern Energy Plc	153,024	2,879,028
Tesco Plc	1,226,458	7,162,326
The Capita Group Plc	140,983	1,662,297
		53,760,652
United States — 6.6%
Philip Morris International, Inc.	252,460	11,012,305
Synthes, Inc.	35,818	3,458,017
		14,470,322
TOTAL COMMON STOCKS (Cost $226,707,158)		218,099,939
SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,588,749	1,588,749
BlackRock Liquidity Funds TempFund - Institutional Shares	1,588,748	1,588,748
TOTAL SHORT-TERM INVESTMENTS (Cost $3,177,497)		3,177,497
TOTAL INVESTMENTS — 100.0% (Cost $229,884,655)		$221,277,436

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

INTERNATIONAL EQUITY FUND

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	17.8%	$38,778,855
Banks	3.2%	6,949,186
Beverages	3.9%	8,597,999
Chemicals	1.0%	2,100,022
Commercial Services	3.2%	6,973,872
Diversified Financial Services	6.3%	13,674,659
Electric	8.7%	19,021,149
Electrical Components & Equipment	0.7%	1,455,211
Food	12.8%	28,004,962
Gas	3.6%	7,855,668
Healthcare Products	4.8%	10,442,561
Healthcare Services	1.0%	2,159,108
Household Products & Wares	5.5%	12,024,113
Insurance	1.5%	3,357,619
Leisure Time	1.2%	2,508,878
Oil & Gas	5.5%	12,069,134
Oil & Gas Services	3.3%	7,299,510
Pharmaceuticals	9.8%	21,417,679
Retail	1.9%	4,028,554
Telecommunications	1.4%	2,960,019
Toys, Games & Hobbies	1.8%	4,012,946
Transportation	1.1%	2,408,235
	100.0%	$218,099,939

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$218,099,939	$52,179,305	$165,920,634	$—
SHORT-TERM INVESTMENTS	3,177,497	3,177,497	—	—
TOTAL INVESTMENTS	$221,277,436	$55,356,802	$165,920,634	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 96.3%
Brazil — 11.8%
Banco Bradesco S.A. (Preference)	12,500	$183,720
Banco Bradesco S.A. ADR	17,700	261,429
BM&F Bovespa S.A.	106,600	636,499
BRF - Brazil Foods S.A.*	30,800	583,463
Companhia Brasileira de Meios de Pagamento*	36,500	313,868
Companhia de Bebidas das Americas ADR	9,300	602,919
Itau Unibanco Banco Multiplo S.A. (Preference)	9,025	142,272
Itau Unibanco Banco Multiplo S.A. ADR	91,753	1,452,450
Lojas Renner S.A.	6,500	71,983
MRV Engenharia e Participacoes S.A.	19,900	269,734
NET Servicos de Comunicacao S.A. (Preference)*	57,974	565,095
PDG Realty S.A. Empreendimentos e Participacoes	24,000	253,779
Petroleo Brasileiro S.A. (Preference)	28,900	480,217
Petroleo Brasileiro S.A. ADR	40,000	1,334,400
Usinas Siderurgicas de Minas Gerais S.A. (Preference)	8,600	271,013
Vale S.A. ADR	93,300	1,432,155
		8,854,996
China — 14.3%
Anhui Conch Cement Co. Ltd., Class H	82,000	510,035
Bank of China Ltd., Class H	2,204,000	1,043,689
BYD Electronic International Co. Ltd.*	282,000	172,321
China Citic Bank, Class H	687,000	442,965
China Communications Services Corp. Ltd., Class H	340,000	209,063
China Construction Bank Corp., Class H	1,588,000	1,223,622
China Dongxiang Group Co.	252,200	168,765
China Life Insurance Co. Ltd., Class H	265,000	973,928
China Oilfield Services Ltd., Class H	284,000	306,015
China Railway Construction Corp. Ltd., Class H	104,900	160,978
China Zhongwang Holdings Ltd.*	555,600	762,780
Datang International Power Generation Co. Ltd., Class H	388,000	234,479
Dongfeng Motor Co. Ltd., Class H	980,000	821,986
Industrial & Commercial Bank of China, Class H	1,998,000	1,383,989
Petrochina Co. Ltd., Class H	1,146,000	1,266,400
Ping An Insurance Group Co. of China Ltd., Class H	86,000	577,236
Yanzhou Coal Mining Co. Ltd., Class H	324,000	444,297
		10,702,548
Czech Republic — 2.0%
CEZ	15,109	675,318
Komercni Banka, A.S.	3,671	505,749
Telefonica O2 Czech Republic A.S.	15,353	349,658
		1,530,725
Hong Kong — 5.6%
Beijing Enterprises Holdings Ltd.	92,500	460,408
Belle International Holdings Ltd.	365,000	319,321
China Mobile Ltd.	134,500	1,346,668
China Resources Power Holdings Co. Ltd.	170,000	376,002

	Number of Shares	Value†
Hong Kong — (continued)
Fushan International Energy Group Ltd.*	274,000	$150,702
GOME Electrical Appliances Holding Ltd.	3,019,000	746,346
Shanghai Industrial Holdings Ltd.	196,000	786,238
		4,185,685
Hungary — 0.5%
Richter Gedeon Nyrt	2,093	376,445
India — 9.4%
Axis Bank Ltd.	28,700	496,514
Bharat Heavy Electricals Ltd.	20,077	921,532
HDFC Bank Ltd.	17,903	558,018
HDFC Bank Ltd. ADR	5,706	588,460
Hero Honda Motors Ltd.	22,076	643,700
Hindustan Construction Co.	71,800	162,020
Hindustan Petroleum Corp. Ltd.	39,320	245,028
Hindustan Unilever Ltd.	86,916	483,752
Infosys Technologies Ltd. ADR	14,700	540,666
ITC Ltd. GDR	70,230	279,642
Jaiprakash Associates Ltd.	127,976	543,659
Maruti Suzuki India Ltd.	7,580	168,560
State Bank of India Ltd. GDR	8,258	601,719
Union Bank of India	68,852	346,761
Unitech Ltd.	294,533	488,204
		7,068,235
Indonesia — 3.7%
Astra International Tbk PT	192,500	446,951
Bank Central Asia Tbk PT	1,498,000	513,458
Bank Mandiri (Persero) Tbk PT	1,371,500	424,748
Bank Rakyat Indonesia (Persero) Tbk PT	691,000	423,664
Bumi Resources Tbk PT	778,500	140,627
Indocement Tunggal Prakarsa Tbk PT	170,000	128,572
Perusahaan Gas Negara PT*	1,071,000	328,307
Telekomunikasi Indonesia Tbk PT	445,500	329,803
		2,736,130
Israel — 1.4%
Check Point Software Technologies Ltd.*	12,979	304,617
Teva Pharmaceutical Industries Ltd. ADR	15,152	747,600
		1,052,217
Malaysia — 0.9%
Bumiputra-Commerce Holdings BHD	114,700	294,482
Digi.com BHD	27,700	174,775
Tenaga Nasional BHD	91,100	197,808
		667,065
Mexico — 4.2%
America Movil, S.A.B. de CV, Series L ADR	34,600	1,339,712
Desarrolladora Homex, S.A. de C.V. ADR*	11,450	319,340
Grupo Financiero Banorte, S.A.B. de C.V., Series O	240,992	583,802
Grupo Televisa S.A. ADR	35,200	598,400
Wal-Mart de Mexico S.A.B. de C.V., Series V	108,500	321,753
		3,163,007

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Panama — 0.5%
Copa Holdings S.A., Class A	9,030	$368,605
Poland — 2.8%
Bank Handlowy w Warszawie SA*	12,442	196,019
Bank Pekao S.A.*	17,674	637,917
Bank Zachodni WBK S.A.*	7,460	211,579
Cyfrowy Polsat S.A.	1,661	8,035
KGHM Polska Miedz S.A.	4,939	127,040
Polskie Gomictwo Noftowe I Gazownictwo S.A.	144,939	185,518
Powszechna Kasa Oszczednosci Bank Polska S.A.	63,903	513,826
Telekomunikacja Polska S.A.	50,913	246,633
		2,126,567
Russia — 4.7%
Gazprom OAO ADR	23,839	483,455
LUKOIL ADR	18,675	834,773
Polyus Gold Co. ADR*	12,934	267,087
Rosneft Oil Co. GDR*	118,729	664,882
Sberbank GDR	1,493	337,262
Vimpel-Communications OJSC ADR*	32,515	382,702
Wimm-Bill-Dann Foods OJSC ADR*	4,931	270,958
X5 Retail Group N.V. GDR*	19,860	302,865
		3,543,984
South Africa — 6.4%
African Bank Investments Ltd.	98,159	353,676
Anglo Platinum Ltd.	5,010	354,900
AngloGold Ashanti Ltd.	12,295	450,588
AngloGold Ashanti Ltd. ADR	1,630	59,707
Harmony Gold Mining Co. Ltd.*	20,300	209,607
Harmony Gold Mining Co. Ltd. ADR*	3,100	31,992
Impala Platinum Holdings Ltd.	27,700	612,929
Mr. Price Group Ltd.	64,575	235,099
MTN Group Ltd.	77,173	1,185,255
Naspers Ltd., N Shares	28,882	760,646
Sasol Ltd.	3,616	126,505
Tiger Brands Ltd.	23,067	431,036
		4,811,940
South Korea — 11.7%
Amorepacific Corp.	548	293,528
Cheil Industries, Inc.	7,440	267,046
Cheil Worldwide, Inc.	1,661	304,472
Hana Financial Group, Inc.	10,230	217,938
Hyundai Engineering & Construction Co. Ltd.	5,848	243,737
Hyundai Motor Co.	1,598	92,426
KB Financial Group, Inc.*	14,140	471,411
KT&G Corp.	5,080	286,649
LG Chem Ltd.	5,935	646,785
LG Electronics, Inc.	4,003	365,672
LG Telecom Ltd.	17,280	108,532
NHN Corp.*	5,663	780,609
Samsung Electronics Co. Ltd.	3,909	1,807,383
Samsung Electronics Co. Ltd. (Preference)	1,654	504,326
Samsung Fire & Marine Insurance Co. Ltd.	2,468	362,839
Shinhan Financial Group Co. Ltd.*	26,080	657,493

	Number of Shares	Value†
South Korea — (continued)
Shinsegae Co. Ltd.	730	$288,478
SK Telecom Co. Ltd.	2,312	315,159
SSCP Co. Ltd.*	12,015	72,852
Woongjin Coway Co. Ltd.	27,860	675,965
		8,763,300
Taiwan — 10.4%
Acer, Inc.	234,000	405,047
Cathay Financial Holding Co. Ltd.*	549,000	807,096
Chunghwa Telecom Co. Ltd.	135,023	269,324
First Financial Holding Co. Ltd.	373,000	221,362
Fubon Financial Holding Co. Ltd.*	428,000	398,192
HON HAI Precision Industry Co. Ltd.	413,225	1,267,248
HTC Corp.	61,000	857,173
Siliconware Precision Industries Co.	330,000	381,820
Taishin Financial Holding Co. Ltd.	1,094,000	407,756
Taiwan Fertilizer Co. Ltd.*	109,000	322,192
Taiwan Semiconductor Manufacturing Co. Ltd.	844,000	1,385,174
Wistron Corp.	303,000	500,245
Wistron Corp. GDR	3,000	49,832
Yuanta Financial Holding Co. Ltd.*	783,000	523,404
		7,795,865
Thailand — 1.9%
Bangkok Bank PCL	2,100	6,872
Bangkok Bank PCL NVDR	125,700	396,522
Kasikornbank PCL	5,700	12,063
Kasikornbank PCL NVDR	232,100	448,882
PTT Exploration & Production PCL	49,400	195,769
PTT PCL	21,600	148,353
Siam Commercial Bank PCL	103,300	227,400
		1,435,861
Turkey — 3.5%
Akbank T.A.S.	106,447	471,716
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	32,654	293,520
Haci Omer Sabanci Hodling A.S.	53,236	141,310
Turk Telekomunikasyon A.S.	49,966	155,617
Turkcell Iletisim Hizmet A.S.	46,274	255,834
Turkiye Garanti Bankasi A.S.*	292,754	778,828
Turkiye Halk Bankasi A.S.	64,162	251,305
Turkiye Is Bankasi, Class C	100,655	292,868
		2,640,998
United Kingdom — 0.6%
SABMiller Plc	20,726	421,963
TOTAL COMMON STOCKS (Cost $70,378,985)		72,246,136
RIGHTS — 0.0%
China Resources Power Holdings Co. Ltd.* (Cost $0)	16,200	6,898

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,382,538	$1,382,538
BlackRock Liquidity Funds TempFund - Institutional Shares	1,382,538	1,382,538
TOTAL SHORT-TERM INVESTMENTS (Cost $2,765,076)		2,765,076
TOTAL INVESTMENTS — 100.0% (Cost $73,144,061)		$75,018,110

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

GDR — Global Depository Receipt

NVDR — Non Voting Depositary Receipt.

OJSC — Open Joint Stock Company

PCL — Public Company Limited.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.4%	$304,472
Agriculture	0.8%	566,291
Airlines	0.5%	368,605
Auto Manufacturers	1.5%	1,082,972
Banks	22.5%	16,254,570
Beverages	1.8%	1,318,402
Building Materials	0.9%	638,607
Chemicals	1.8%	1,312,842
Coal	1.0%	735,626
Commercial Services	0.4%	313,868
Computers	3.3%	2,352,963
Cosmetics & Personal Care	0.4%	293,528
Diversified Financial Services	5.4%	3,887,731
Electric	2.0%	1,483,607
Electrical Components & Equipment	2.0%	1,459,525
Electronics	1.8%	1,267,248
Engineering & Construction	1.5%	1,110,394
Environmental Control	0.9%	675,965
Food	2.2%	1,588,322
Gas	1.1%	788,715
Holding Companies	1.3%	927,548
Home Builders	0.8%	589,074
Household Products & Wares	0.7%	483,752
Insurance	3.8%	2,721,099
Internet	1.1%	780,609
Leisure Time	0.9%	643,700
Media	2.7%	1,932,176
Metal Fabricate/Hardware	1.1%	762,780
Mining	4.9%	3,546,005
Miscellaneous Manufacturing	0.4%	267,046
Oil & Gas	8.3%	5,965,300

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Oil & Gas Services	0.4%	$306,015
Pharmaceuticals	1.6%	1,124,045
Real Estate	1.0%	741,983
Retail	3.6%	2,598,696
Semiconductors	5.6%	4,078,703
Software	0.4%	304,617
Telecommunications	9.2%	6,668,735
	100.0%	$72,246,136

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$72,246,136	$21,310,956	$50,935,180	$—
RIGHTS	6,898	6,898	—	—
SHORT-TERM INVESTMENTS	2,765,076	2,765,076	—	—
TOTAL INVESTMENTS	$75,018,110	$24,082,930	$50,935,180	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

REIT FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 98.2%
Apartments — 16.3%
American Campus Communities, Inc.	56,475	$1,252,616
AvalonBay Communities, Inc.	34,476	1,928,587
Camden Property Trust	27,000	745,200
Equity Residential	51,000	1,133,730
Essex Property Trust, Inc.	13,800	858,774
		5,918,907
Building & Real Estate — 1.4%
National Retail Properties, Inc.	29,800	517,030
Diversified — 7.2%
Vornado Realty Trust	37,551	1,690,921
Washington Real Estate Investment Trust	42,000	939,540
		2,630,461
Factory Outlets — 1.2%
Tanger Factory Outlet Centers, Inc.	13,600	441,048
Healthcare — 14.2%
HCP, Inc.	82,900	1,756,651
Health Care REIT, Inc.	50,950	1,737,395
Nationwide Health Properties, Inc.	15,300	393,822
Ventas, Inc.	42,703	1,275,112
		5,162,980
Hotels & Resorts — 4.4%
Hospitality Properties Trust	32,000	380,480
Host Hotels & Resorts, Inc.	112,119	940,678
LaSalle Hotel Properties	23,800	293,692
		1,614,850
Industrial — 8.9%
AMB Property Corp.	13,775	259,108
Digital Realty Trust, Inc.	46,100	1,652,685
EastGroup Properties, Inc.	19,800	653,796
ProLogis	81,400	656,084
		3,221,673
Manufactured Homes — 3.0%
Equity Lifestyle Properties, Inc.	29,150	1,083,797
Mixed Industrial/Office — 1.9%
PS Business Parks, Inc.	14,000	678,160
Office Property — 13.2%
Alexandria Real Estate Equities, Inc.	4,975	178,055
BioMed Realty Trust, Inc.	30,700	314,061
Boston Properties, Inc.	37,100	1,769,670
Corporate Office Properties Trust	44,100	1,293,453
Highwoods Properties, Inc.	33,600	751,632
Mack-Cali Realty Corp.	22,100	503,880
		4,810,751
Regional Malls — 11.7%
Simon Property Group, Inc.	82,825	4,259,671
The Macerich Co.	0	3
		4,259,674

	Number of Shares	Value†
Storage & Warehousing — 7.4%
Public Storage	41,215	$2,698,758
Strip Centers — 7.4%
Acadia Realty Trust	4,921	64,219
Federal Realty Investment Trust	33,600	1,731,072
Regency Centers Corp.	26,050	909,406
		2,704,697
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $40,890,232)		35,742,786
SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	329,667	329,667
BlackRock Liquidity Funds TempFund - Institutional Shares	329,668	329,668
TOTAL SHORT-TERM INVESTMENTS (Cost $659,335)		659,335
TOTAL INVESTMENTS — 100.0% (Cost $41,549,567)		$36,402,121

†  See Security Valuation Note.

REIT — Real Estate Investment Trust.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
REAL ESTATE INVESTMENT TRUSTS	$35,742,786	$35,742,786	$—	$—
SHORT-TERM INVESTMENTS	659,335	659,335	—	—
TOTAL INVESTMENTS	$36,402,121	$36,402,121	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 71.5%
Penn Series Index 500 Fund	132,037	$854,281
Penn Series Large Cap Growth Fund	45,753	310,205
Penn Series Large Cap Value Fund	66,260	699,044
Penn Series Large Core Growth Fund	69,455	465,349
Penn Series Large Core Value Fund	133,892	930,551
Penn Series Large Growth Stock Fund	29,311	311,873
Penn Series Mid Cap Growth Fund*	37,932	232,524
Penn Series Mid Cap Value Fund	31,246	233,409
Penn Series Mid Core Value Fund	22,648	155,138
Penn Series REIT Fund	52,187	315,733
Penn Series Small Cap Growth Fund*	11,027	156,137
Penn Series Small Cap Index Fund	21,888	155,840
Penn Series Small Cap Value Fund	23,360	234,298
Penn Series SMID Cap Growth Fund*	29,752	233,848
Penn Series SMID Cap Value Fund	41,398	311,311
TOTAL AFFILIATED EQUITY FUNDS (Cost $5,161,197)		5,599,541
AFFILIATED FIXED INCOME FUNDS — 5.0%
Penn Series Quality Bond Fund (Cost $384,021)	36,604	390,928
AFFILIATED INTERNATIONAL EQUITY FUNDS — 22.8%
Penn Series Developed International Index Fund	82,786	622,554
Penn Series Emerging Markets Equity Fund	30,392	233,412
Penn Series International Equity Fund	69,682	933,744
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,605,772)		1,789,710
SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	25,706	25,706
BlackRock Liquidity Funds TempFund - Institutional Shares	25,705	25,705
TOTAL SHORT-TERM INVESTMENTS (Cost $51,411)		51,411
TOTAL INVESTMENTS — 100.0% (Cost $7,202,401)		$7,831,590

†  See Security Valuation Note.

*  Non-income producing security.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$5,599,541	$5,599,541	$—	$—
AFFILIATED FIXED INCOME FUNDS	390,928	390,928	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	1,789,710	1,789,710	—	—
SHORT-TERM INVESTMENTS	51,411	51,411	—	—
TOTAL INVESTMENTS	$7,831,590	$7,831,590	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MODERATELY AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 60.7%
Penn Series Index 500 Fund	516,627	$3,342,575
Penn Series Large Cap Growth Fund	147,678	1,001,258
Penn Series Large Cap Value Fund	221,830	2,340,307
Penn Series Large Core Growth Fund	249,142	1,669,249
Penn Series Large Core Value Fund	528,280	3,671,547
Penn Series Large Growth Stock Fund	94,547	1,005,977
Penn Series Mid Cap Growth Fund*	163,496	1,002,228
Penn Series Mid Cap Value Fund	134,449	1,004,334
Penn Series Mid Core Value Fund	97,644	668,862
Penn Series REIT Fund	168,542	1,019,681
Penn Series Small Cap Growth Fund*	23,732	336,047
Penn Series Small Cap Index Fund	141,315	1,006,165
Penn Series Small Cap Value Fund	67,034	672,354
Penn Series SMID Cap Growth Fund*	85,374	671,036
Penn Series SMID Cap Value Fund	133,635	1,004,932
TOTAL AFFILIATED EQUITY FUNDS (Cost $18,251,232)		20,416,552
AFFILIATED FIXED INCOME FUNDS — 20.1%
Penn Series High Yield Bond Fund	107,620	674,776
Penn Series Limited Maturity Bond Fund	222,236	2,357,921
Penn Series Quality Bond Fund	346,644	3,702,160
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $6,572,824)		6,734,857
AFFILIATED INTERNATIONAL EQUITY FUNDS — 18.9%
Penn Series Developed International Index Fund	311,790	2,344,661
Penn Series Emerging Markets Equity Fund	87,211	669,777
Penn Series International Equity Fund	249,888	3,348,504
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $5,522,550)		6,362,942
SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	53,627	53,627
BlackRock Liquidity Funds TempFund - Institutional Shares	53,626	53,626
TOTAL SHORT-TERM INVESTMENTS (Cost $107,253)		107,253
TOTAL INVESTMENTS — 100.0% (Cost $30,453,859)		$33,621,604

†  See Security Valuation Note.

*  Non-income producing security.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$20,416,552	$20,416,552	$—	$—
AFFILIATED FIXED INCOME FUNDS	6,734,857	6,734,857	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	6,362,942	6,362,942	—	—
SHORT-TERM INVESTMENTS	107,253	107,253	—	—
TOTAL INVESTMENTS	$33,621,604	$33,621,604	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MODERATE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 46.9%
Penn Series Flexibly Managed Fund	77,829	$1,449,184
Penn Series Index 500 Fund	519,519	3,361,286
Penn Series Large Cap Growth Fund	140,689	953,875
Penn Series Large Cap Value Fund	228,123	2,406,699
Penn Series Large Core Growth Fund	285,786	1,914,767
Penn Series Large Core Value Fund	551,726	3,834,493
Penn Series Large Growth Stock Fund	90,940	967,601
Penn Series Mid Cap Growth Fund*	156,581	959,839
Penn Series Mid Cap Value Fund	128,669	961,155
Penn Series Mid Core Value Fund	140,276	960,891
Penn Series REIT Fund	161,508	977,123
Penn Series Small Cap Growth Fund*	34,101	482,874
Penn Series Small Cap Index Fund	135,362	963,777
Penn Series Small Cap Value Fund	96,325	966,138
Penn Series SMID Cap Growth Fund*	61,334	482,083
Penn Series SMID Cap Value Fund	128,001	962,571
TOTAL AFFILIATED EQUITY FUNDS (Cost $20,821,144)		22,604,356
AFFILIATED FIXED INCOME FUNDS — 32.1%
Penn Series High Yield Bond Fund	309,336	1,939,537
Penn Series Limited Maturity Bond Fund	547,486	5,808,827
Penn Series Quality Bond Fund	724,551	7,738,202
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $15,126,635)		15,486,566
AFFILIATED INTERNATIONAL EQUITY FUNDS — 13.0%
Penn Series Developed International Index Fund	255,973	1,924,917
Penn Series Emerging Markets Equity Fund	125,296	962,274
Penn Series International Equity Fund	251,259	3,366,871
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $5,517,153)		6,254,062
AFFILIATED MONEY MARKET FUND — 8.0%
Penn Series Money Market Fund (Cost $3,873,170)	3,873,170	3,873,170
TOTAL INVESTMENTS — 100.0% (Cost $45,338,102)		$48,218,154

†  See Security Valuation Note.

*  Non-income producing security.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$22,604,356	$22,604,356	$—	$—
AFFILIATED FIXED INCOME FUNDS	15,486,566	15,486,566	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	6,254,062	6,254,062	—	—
AFFILIATED MONEY MARKET FUNDS	3,873,170	3,873,170	—	—
TOTAL INVESTMENTS	$48,218,154	$48,218,154	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

MODERATELY CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 31.9%
Penn Series Flexibly Managed Fund	39,927	$743,438
Penn Series Index 500 Fund	228,613	1,479,125
Penn Series Large Cap Value Fund	70,028	738,795
Penn Series Large Core Growth Fund	110,344	739,308
Penn Series Large Core Value Fund	212,658	1,477,974
Penn Series Large Growth Stock Fund	46,471	494,449
Penn Series Mid Cap Growth Fund*	40,190	246,366
Penn Series Mid Cap Value Fund	66,123	493,935
Penn Series Mid Core Value Fund	36,008	246,655
Penn Series Small Cap Index Fund	69,493	494,790
Penn Series SMID Cap Growth Fund*	31,488	247,496
Penn Series SMID Cap Value Fund	65,712	494,155
TOTAL AFFILIATED EQUITY FUNDS (Cost $7,225,184)		7,896,486
AFFILIATED FIXED INCOME FUNDS — 45.1%
Penn Series High Yield Bond Fund	238,227	1,493,683
Penn Series Limited Maturity Bond Fund	398,203	4,224,933
Penn Series Quality Bond Fund	511,372	5,461,450
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $10,889,170)		11,180,066
AFFILIATED INTERNATIONAL EQUITY FUNDS — 9.0%
Penn Series Developed International Index Fund	131,410	988,201
Penn Series International Equity Fund	92,138	1,234,643
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,970,261)		2,222,844
AFFILIATED MONEY MARKET FUND — 14.0%
Penn Series Money Market Fund (Cost $3,479,922)	3,479,922	3,479,922
TOTAL INVESTMENTS — 100.0% (Cost $23,564,537)		$24,779,318

†  See Security Valuation Note.

*  Non-income producing security.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$7,896,486	$7,896,486	$—	$—
AFFILIATED FIXED INCOME FUNDS	11,180,066	11,180,066	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	2,222,844	2,222,844	—	—
AFFILIATED MONEY MARKET FUNDS	3,479,922	3,479,922	—	—
TOTAL INVESTMENTS	$24,779,318	$24,779,318	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (Unaudited)

CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 16.9%
Penn Series Flexibly Managed Fund	28,770	$535,693
Penn Series Index 500 Fund	109,674	709,592
Penn Series Large Core Growth Fund	52,933	354,651
Penn Series Large Core Value Fund	153,338	1,065,700
Penn Series Large Growth Stock Fund	33,535	356,809
TOTAL AFFILIATED EQUITY FUNDS (Cost $2,738,083)		3,022,445
AFFILIATED FIXED INCOME FUNDS — 54.1%
Penn Series High Yield Bond Fund	228,916	1,435,301
Penn Series Limited Maturity Bond Fund	337,601	3,581,952
Penn Series Quality Bond Fund	435,659	4,652,834
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $9,356,196)		9,670,087
AFFILIATED INTERNATIONAL EQUITY FUNDS — 5.0%
Penn Series Developed International Index Fund	47,336	355,969
Penn Series International Equity Fund	39,829	533,704
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $763,747)		889,673
AFFILIATED MONEY MARKET FUND — 24.0%
Penn Series Money Market Fund (Cost $4,299,093)	4,299,093	4,299,093
TOTAL INVESTMENTS — 100.0% (Cost $17,157,118)		$17,881,298

†  See Security Valuation Note.

The following table provides a summary of inputs used to value the Fund's net assets as of 06/30/2009 as required under SFAS 157 and FSP 157-4 (See Security Valuation Note):

Description	Total Market Value at 06/30/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$3,022,445	$3,022,445	$—	$—
AFFILIATED FIXED INCOME FUNDS	9,670,087	9,670,087	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	889,673	889,673	—	—
AFFILIATED MONEY MARKET FUNDS	4,299,093	4,299,093	—	—
TOTAL INVESTMENTS	$17,881,298	$17,881,298	$—	$—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2009

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS
Investments at value	$222,002,940	$87,520,556	$256,394,400	$77,968,189
Interest, dividends and reclaims receivable	647,760	390,021	1,872,475	1,471,494
Receivable for investment securities sold	—	—	1,932,008	584,319
Receivable for capital stock sold	1,041,822	2,942,476	7,578,823	11,211
Other assets	3,597	1,412	4,466	1,466
Total Assets	223,696,119	90,854,465	267,782,172	80,036,679
LIABILITIES
Payable for investment securities purchased	3,235,000	—	9,538,237	863,393
Payable for capital stock redeemed	85,028	119,275	244,233	594,585
Payable to investment adviser	31,499	21,169	64,695	32,067
Payable to The Penn Mutual Life Insurance Co.	86,121	31,462	89,951	26,927
Other liabilities	8,802	9,968	16,184	27,809
Total Liabilities	3,446,450	181,874	9,953,300	1,544,781
NET ASSETS	$220,249,669	$90,672,591	$257,828,872	$78,491,898
Investments at cost	$222,002,940	$88,252,515	$258,844,335	$83,300,198
COMPONENTS OF NET ASSETS:
Paid-in Capital	$220,239,427	$90,190,492	$252,124,671	$100,564,075
Undistributed net investment income (loss)	14,045	1,011,274	4,851,282	3,332,804
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(3,803)	202,784	3,302,854	(20,073,048)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	(731,959)	(2,449,935)	(5,331,933)
NET ASSETS	$220,249,669	$90,672,591	$257,828,872	$78,491,898
Shares outstanding, $0.10 par value, 500 million shares authorized	220,240,234
Shares outstanding, $0.10 par value, 250 million shares authorized			24,131,937	12,519,147
Shares outstanding, $0.0001 par value, 250 million shares authorized		8,547,802
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$10.61	$10.68	$6.27

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2009

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
ASSETS
Investments at value	$1,067,632,248	$52,821,987	$111,286,563	$24,837,273
Interest, dividends and reclaims receivable	3,759,453	5	193,057	11,767
Receivable for investment securities sold	5,551,276	1,964,519	546,666	—
Receivable for capital stock sold	560,871	194,606	3,390,742	118,272
Other assets	23,569	1,476	2,285	17,780
Total Assets	1,077,527,417	54,982,593	115,419,313	24,985,092
LIABILITIES
Cash overdraft	—	114,774	—	—
Call options written, at value	6,416,311	—	—	—
Payable for investment securities purchased	4,617,546	1,849,744	485,611	119,880
Payable for capital stock redeemed	964,087	383	32,733	2,394,289
Payable to investment adviser	520,697	2,780	60,498	11,012
Payable to The Penn Mutual Life Insurance Co.	374,915	8,139	39,733	6,545
Other liabilities	152,776	11,403	45,664	8,873
Total Liabilities	13,046,332	1,987,203	664,239	2,540,599
NET ASSETS	$1,064,481,085	$52,995,370	$114,755,074	$22,444,493
Investments at cost	$1,034,697,532	$60,169,242	$114,691,538	$23,834,105
Call options written, premiums received	5,805,382	—	—	—
COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,243,555,273	$64,834,068	$264,647,897	$30,301,359
Undistributed net investment income (loss)	12,475,500	(44,615)	86,742	44,441
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(223,873,705)	(4,446,828)	(146,585,603)	(8,904,475)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	32,324,017	(7,347,255)	(3,393,962)	1,003,168
NET ASSETS	$1,064,481,085	$52,995,370	$114,755,074	$22,444,493
Shares outstanding, $0.10 par value, 250 million shares authorized	57,183,396		10,781,513
Shares outstanding, $0.0001 par value, 250 million shares authorized		6,258,537		3,312,111
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$18.62	$8.47	$10.64	$6.78

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2009

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
ASSETS
Investments at value	$107,460,190	$121,481,689	$123,630,854	$208,857,303
Interest, dividends and reclaims receivable	109,148	213,319	167,087	283,509
Receivable for investment securities sold	1,593,114	2,617,708	2,096,522	161,456
Receivable for capital stock sold	688,456	1,724,830	846,726	103,192
Other assets	2,778	2,723	2,976	13,104
Total Assets	109,853,686	126,040,269	126,744,165	209,418,564
LIABILITIES
Payable for investment securities purchased	1,567,309	7,100,380	2,295,905	352,869
Payable for capital stock redeemed	2,690,081	339,820	1,387,446	2,906,538
Future variation margin payable	—	—	—	33,060
Payable to investment adviser	30,158	57,671	25,935	12,113
Payable to The Penn Mutual Life Insurance Co.	38,712	41,626	44,221	59,142
Other liabilities	39,822	39,023	29,492	48,243
Total Liabilities	4,366,082	7,578,520	3,782,999	3,411,965
NET ASSETS	$105,487,604	$118,461,749	$122,961,166	$206,006,599
Investments at cost	$109,441,939	$120,785,689	$132,186,364	$269,122,791
COMPONENTS OF NET ASSETS:
Paid-in Capital	$159,629,172	$179,323,816	$169,724,291	$294,920,780
Undistributed net investment income (loss)	363,107	1,137,465	1,394,287	2,138,974
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(52,522,926)	(62,695,532)	(39,601,902)	(30,672,774)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(1,981,749)	696,000	(8,555,510)	(60,380,381)
NET ASSETS	$105,487,604	$118,461,749	$122,961,166	$206,006,599
Shares outstanding, $0.10 par value, 250 million shares authorized		11,226,927
Shares outstanding, $0.0001 par value, 250 million shares authorized	15,736,494		17,700,728	31,843,495
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$6.70	$10.55	$6.95	$6.47

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2009

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
ASSETS
Investments at value	$66,345,817	$68,203,682	$32,685,564	$9,819,949
Interest, dividends and reclaims receivable	27,260	77,625	27,100	2,240
Receivable for investment securities sold	464,302	69,112	277,693	30,464
Receivable for capital stock sold	16,341	607,995	138,022	4,911
Other assets	3,922	1,548	730	100
Total Assets	66,857,642	68,959,962	33,129,109	9,857,664
LIABILITIES
Payable for investment securities purchased	966,976	136,708	271,579	132,084
Payable for capital stock redeemed	339,022	563,259	112,822	122,291
Payable to investment adviser	38,221	31,294	19,459	2,747
Payable to The Penn Mutual Life Insurance Co.	17,153	24,398	11,711	3,104
Other liabilities	1,797	24,475	5,779	3,831
Total Liabilities	1,363,169	780,134	421,350	264,057
NET ASSETS	$65,494,473	$68,179,828	$32,707,759	$9,593,607
Investments at cost	$65,059,042	$86,449,331	$31,992,739	$9,585,649
COMPONENTS OF NET ASSETS:
Paid-in Capital	$90,059,721	$103,546,623	$51,536,946	$10,021,908
Undistributed net investment income (loss)	(33,543)	283,536	107,104	(17,914)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(25,818,480)	(17,404,682)	(19,629,116)	(644,687)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	1,286,775	(18,245,649)	692,825	234,300
NET ASSETS	$65,494,473	$68,179,828	$32,707,759	$9,593,607
Shares outstanding, $0.0001 par value, 250 million shares authorized	10,682,247	9,125,290	4,772,921	1,220,030
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$6.13	$7.47	$6.85	$7.86

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2009

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
ASSETS
Investments at value	$10,164,170	$66,070,485	$109,488,695	$12,305,434
Interest, dividends and reclaims receivable	5,857	18,472	140,176	12,425
Receivable for investment securities sold	35,587	296,281	1,771,091	1,313,208
Receivable from investment adviser	—	—	—	9,197
Receivable for capital stock sold	5,276	16,256	324,622	4,802
Other assets	104	1,180	2,756	199
Total Assets	10,210,994	66,402,674	111,727,340	13,645,265
LIABILITIES
Payable for investment securities purchased	150,515	559,834	553,648	1,411,030
Payable for capital stock redeemed	221,748	2,071,968	37,252	163,280
Future variation margin payable	—	—	—	640
Payable to investment adviser	4,448	40,679	75,815	—
Payable to The Penn Mutual Life Insurance Co.	3,178	21,938	40,491	4,034
Other liabilites	3,903	12,359	31,083	8,142
Total Liabilities	383,792	2,706,778	738,289	1,587,126
NET ASSETS	$9,827,202	$63,695,896	$110,989,051	$12,058,139
Investments at cost	$10,277,050	$61,885,462	$131,482,217	$14,519,703
COMPONENTS OF NET ASSETS:
Paid-in Capital	$10,466,343	$133,027,833	$162,645,511	$14,652,660
Undistributed net investment income (loss)	21,079	(181,286)	549,979	47,412
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(547,340)	(73,335,674)	(30,212,917)	(417,566)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(112,880)	4,185,023	(21,993,522)	(2,224,367)
NET ASSETS	$9,827,202	$63,695,896	$110,989,051	$12,058,139
Shares outstanding, $0.10 par value, 250 million shares authorized		4,498,362	11,066,923
Shares outstanding, $0.0001 par value, 250 million shares authorized	1,306,923			1,694,722
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$7.52	$14.16	$10.03	$7.12

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2009

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	REIT Fund
ASSETS
Investments at value	$20,916,247	$221,277,436	$75,018,109	$36,402,121
Foreign currency, at value	177,837	—	323,536	—
Cash	100,000	—	—
Interest, dividends and reclaims receivable	79,951	1,643,351	384,905	151,599
Receivable for investment securities sold	—	4,177,169	325,033	334,573
Receivable from investment adviser	25,361	—	—	—
Receivable for capital stock sold	12,940	488,507	18,686	17,592
Futures variation margin receivable	120,777	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	5,174,788	96	—
Other assets	214	5,185	50,185	837
Total Assets	21,433,327	232,766,436	76,120,550	36,906,722
LIABILITIES
Payable for investment securities purchased	93,280	861,445	826,199	180,935
Payable for capital stock redeemed	669,299	1,436,889	1,806,403	1,032,961
Payable to investment adviser	—	154,325	36,152	21,207
Payable to The Penn Mutual Life Insurance Co.	6,719	76,926	24,475	16,351
Deferred Indian capital gains tax	—	—	107,979	—
Net unrealized depreciation of forward foreign currency contracts	1,658	8,260,175	51
Other liabilities	85,590	119,590	48,328	29,969
Total Liabilities	856,546	10,909,350	2,849,587	1,281,423
NET ASSETS	$20,576,781	$221,857,086	$73,270,963	$35,625,299
Investments at cost	$22,059,762	$229,884,655	$73,144,061	$41,549,567
Foreign currency at cost	175,021	—	292,366	—
COMPONENTS OF NET ASSETS:
Paid-in Capital	$21,515,021	$304,862,431	$94,716,322	$64,278,263
Undistributed net investment income (loss)	282,817	(5,202,882)	328,769	745,233
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(72,280)	(66,164,490)	(23,578,043)	(24,250,751)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(1,148,777)	(11,637,973)	1,803,915	(5,147,446)
NET ASSETS	$20,576,781	$221,857,086	$73,270,963	$35,625,299
Shares outstanding, $0.10 par value, 250 million shares authorized		16,553,195
Shares outstanding, $0.0001 par value, 250 million shares authorized	2,734,922		9,545,607	5,893,221
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$7.52	$13.40	$7.68	$6.05

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2009

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
ASSETS
Investments of affiliated issuers at value	$7,780,179	$33,514,351	$48,218,154	$24,779,318
Investments of unaffiliated issuers at value	51,411	107,253	—	—
Interest, dividends and reclaims receivable	63	155	197	102
Receivable for investment securities sold	729,581	2,760,264	4,613,442	1,500,816
Receivable from investment adviser	366	—	—	—
Receivable for capital stock sold	189	275,631	264,140	—
Other assets	4	24	42	55
Total Assets	8,561,793	36,657,678	53,095,975	26,280,291
LIABILITIES
Cash overdraft	—	—	941,193	19,089
Payable for investment securities purchased	780,992	2,867,517	3,672,249	1,481,726
Payable for capital stock redeemed	3,822	1	6,732	46,903
Payable to investment adviser	—	2,492	4,706	1,326
Payable to The Penn Mutual Life Insurance Co.	2,311	9,639	13,999	7,473
Other liabilities	4,850	3,774	4,924	5,755
Total Liabilities	791,975	2,883,423	4,643,803	1,562,272
NET ASSETS	$7,769,818	$33,774,255	$48,452,172	$24,718,019
Investments at cost	$7,202,401	$30,453,859	$45,338,102	$23,564,537
COMPONENTS OF NET ASSETS:
Paid-in Capital	$7,248,384	$31,749,384	$46,271,801	$24,186,207
Undistributed net investment income (loss)	(7,146)	(32,491)	(37,340)	(17,141)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(100,609)	(1,110,383)	(662,341)	(665,828)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	629,189	3,167,745	2,880,052	1,214,781
NET ASSETS	$7,769,818	$33,774,255	$48,452,172	$24,718,019
Shares outstanding, $0.0001 par value, 250 million shares authorized	1,061,962	4,147,278	5,825,446	2,803,840
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$7.32	$8.14	$8.32	$8.82

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2009

Conservative Allocation Fund
ASSETS
Investments of affiliated issuers at value	$17,881,298
Interest, dividends and reclaims receivable	26
Receivable for investment securities sold	857,799
Receivable for capital stock sold	4,558
Other assets	51
Total Assets	18,743,732
LIABILITIES
Cash overdraft	15,066
Payable for investment securities purchased	842,733
Payable for capital stock redeemed	12,617
Payable to investment adviser	867
Payable to The Penn Mutual Life Insurance Co.	5,946
Other liabilites	4,434
Total Liabilities	881,663
NET ASSETS	$17,862,069
Investments at cost	$17,157,118
COMPONENTS OF NET ASSETS:
Paid-in Capital	$17,517,585
Undistributed net investment income (loss)	(9,583)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(370,113)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	724,180
NET ASSETS	$17,862,069
Shares outstanding, $0.0001 par value, 250 million shares authorized	1,898,385
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.41

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2009

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME
Dividends	$221,252	$36,188	$95,917	$60,874
Interest	1,243,505	1,213,691	5,402,648	3,563,180
Total Investment Income	1,464,757	1,249,879	5,498,565	3,624,054
EXPENSES
Investment advisory fees	194,754	120,876	372,507	165,280
Administration fees	169,959	60,438	173,856	49,584
Accounting fees	66,571	28,204	67,870	23,139
Director fees and expenses	3,932	1,607	4,891	1,725
Custodian fees and expenses	18,690	6,722	14,746	10,326
Pricing fees	7,892	4,744	8,538	23,222
Professional fees	17,675	7,082	21,695	7,037
Printing fees	7,217	3,052	9,352	3,429
Other expenses	14,541	5,880	17,389	6,513
Total Expenses	501,231	238,605	690,844	290,255
Net Expenses	501,231	238,605	690,844	290,255
Net Investment Income (Loss)	963,526	1,011,274	4,807,721	3,333,799
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	7,008	588,286	1,401,371	(4,676,766)
Net realized foreign currency exchange gain (loss)	—	(198,827)	(162,748)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	(1,054,307)	1,314,747	15,883,703
Net Gain (Loss) on Investment Securities and Foreign Currency	7,008	(664,848)	2,553,370	11,206,937
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$970,534	$346,426	$7,361,091	$14,540,736
	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME
Dividends	$10,127,409	$44	$590,407	$137,508
Interest	6,396,377	—	6	68
Foreign tax withheld	(70,816)	—	(18,982)	(2,225)
Total Investment Income	16,452,970	44	571,431	135,351
EXPENSES
Investment advisory fees	2,819,443	—	315,048	53,716
Administration fees	704,861	38,685	72,893	14,650
Accounting fees	163,406	3,873	33,689	13,637
Director fees and expenses	28,282	1,460	2,824	531
Custodian fees and expenses	70,092	3,689	31,209	9,780
Pricing fees	18,560	1,714	12,251	3,877
Professional fees	114,765	5,789	11,414	2,139
Printing fees	56,580	2,881	5,747	1,081
Other expenses	83,512	5,285	8,685	2,055
Total Expenses	4,059,501	63,376	493,760	101,466
Less: Waivers and reimbursement from advisor	—	18,717	7,809	3,801
Less: Fees paid indirectly	18,258	—	1,236	6,755
Net Expenses	4,041,243	44,659	484,715	90,910
Net Investment Income (Loss)	12,411,727	(44,615)	86,716	44,441
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(107,112,122)	(3,021,152)	(9,553,384)	(3,012,633)
Net realized gain (loss) on written options	3,578,898	—	—	—
Net realized foreign currency exchange gain (loss)	(3,995)	—	(2,684)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	220,483,045	4,434,244	23,861,024	5,448,893
Change in net unrealized appreciation (depreciation) of written options	(3,141,567)
Net Gain (Loss) on Investment Securities and Foreign Currency	113,804,259	1,413,092	14,304,956	2,436,260
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$126,215,986	$1,368,477	$14,391,672	$2,480,701

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2009

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME
Dividends	$596,965	$1,644,898	$1,727,687	$2,463,456
Interest	—	—	12	418
Foreign tax withheld	(8,438)	(15,144)	(37,381)	—
Total Investment Income	588,527	1,629,754	1,690,318	2,463,874
EXPENSES
Investment advisory fees	275,584	313,880	252,175	65,556
Administration fees	73,817	78,470	82,231	140,477
Accounting fees	34,242	35,902	37,257	56,744
Director fees and expenses	2,749	3,566	2,944	5,134
Custodian fees and expenses	13,303	20,268	9,508	24,602
Pricing fees	2,640	3,699	3,077	12,969
Professional fees	10,502	14,403	11,432	21,702
Printing fees	5,459	7,489	5,827	10,162
Other expenses	9,396	14,612	10,050	25,312
Total Expenses	427,692	492,289	414,501	362,658
Less: Waivers and reimbursement from advisor	112,737	—	118,470	—
Less: Waivers and reimbursement from administrator	—	—	—	34,878
Less: Fees paid indirectly	37,652	—	—	2,880
Net Expenses	277,303	492,289	296,031	324,900
Net Investment Income (Loss)	311,224	1,137,465	1,394,287	2,138,974
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(23,002,471)	(13,504,091)	(23,102,574)	(3,880,151)
Net realized gain (loss) on futures contracts	—	—	—	270,632
Net realized gain (loss) on written options	—	56,536	—	—
Net realized foreign currency exchange gain (loss)	—	(6,751)	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	31,473,416	24,285,157	18,571,147	8,583,744
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(177,347)
Net Gain (Loss) on Investment Securities and Foreign Currency	8,470,945	10,830,851	(4,531,427)	4,796,878
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,782,169	$11,968,316	$(3,137,140)	$6,935,852
	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME
Dividends	$236,562	$546,581	$269,019	$14,379
Interest	362	7	—	3
Foreign tax withheld	(634)	(1,264)	—	—
Total Investment Income	236,290	545,324	269,019	14,382
EXPENSES
Investment advisory fees	203,291	164,291	104,512	23,857
Administration fees	43,562	44,807	21,773	4,771
Accounting fees	20,329	20,910	13,637	8,875
Director fees and expenses	1,926	2,068	901	81
Custodian fees and expenses	14,683	9,928	12,220	8,322
Pricing fees	4,330	3,873	3,585	3,443
Professional fees	7,742	8,249	3,620	143
Printing fees	4,016	4,341	1,816	190
Other expenses	5,877	6,182	3,100	851
Total Expenses	305,756	264,649	165,164	50,533
Less: Waivers and reimbursement from advisor	—	—	—	17,133
Less: Waivers and reimbursement from administrator	15,341	—	—	—
Less: Fees paid indirectly	18,552	2,861	3,249	1,104
Net Expenses	271,863	261,788	161,915	32,296
Net Investment Income (Loss)	(35,573)	283,536	107,104	(17,914)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(7,809,988)	(12,018,517)	(14,416,863)	(429,144)
Net realized foreign currency exchange gain (loss)	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	15,174,126	17,360,033	14,689,449	1,862,918
Net Gain (Loss) on Investment Securities and Foreign Currency	7,364,138	5,341,516	272,586	1,433,774
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,328,565	$5,625,052	$379,690	$1,415,860

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2009

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME
Dividends	$59,105	$82,988	$1,132,305	$72,061
Interest	—	485	—	9
Foreign tax withheld	(294)	—	(337)	(30)
Total Investment Income	58,811	83,473	1,131,968	72,040
EXPENSES
Investment advisory fees	31,834	201,741	430,166	13,744
Administration fees	5,026	39,333	75,912	6,872
Accounting fees	8,875	18,363	34,928	8,875
Director fees and expenses	86	1,549	3,241	197
Custodian fees and expenses	3,405	8,448	19,715	29,559
Pricing fees	4,035	4,115	6,389	32,063
Professional fees	160	6,137	13,273	533
Printing fees	196	3,185	6,526	382
Other expenses	873	4,913	9,947	848
Total Expenses	54,490	287,784	600,097	93,073
Less: Waivers and reimbursement from advisor	16,290	—	18,108	67,876
Less: Fees paid indirectly	468	23,025	—	569
Net Expenses	37,732	264,759	581,989	24,628
Net Investment Income (Loss)	21,079	(181,286)	549,979	47,412
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(254,877)	(4,283,717)	(14,381,225)	(348,497)
Net realized gain (loss) on futures contracts	—	—	—	28,453
Net realized foreign currency exchange gain (loss)	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,244,571	19,393,930	14,184,396	820,970
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(21,338)
Net Gain (Loss) on Investment Securities and Foreign Currency	989,694	15,110,213	(196,829)	479,588
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,010,773	$14,928,927	$353,150	$527,000
	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	REIT Fund
INVESTMENT INCOME
Dividends	$392,156	$4,280,164	$884,644	$919,750
Interest	—	1,738	1,835	8
Foreign tax withheld	(38,827)	(329,209)	(84,100)	—
Total Investment Income	353,329	3,952,693	802,379	919,758
EXPENSES
Investment advisory fees	22,075	836,618	332,829	106,273
Administration fees	11,037	147,638	42,309	22,773
Accounting fees	15,492	68,973	22,565	13,636
Director fees and expenses	202	6,615	1,449	1,032
Custodian fees and expenses	73,609	161,322	178,595	5,663
Pricing fees	99,956	16,864	23,817	16,283
Professional fees	629	31,133	5,240	4,135
Printing fees	404	13,730	2,885	2,092
Other expenses	1,029	19,256	5,114	3,364
Total Expenses	224,433	1,302,149	614,803	175,251
Less: Waivers and reimbursement from advisor	181,020	—	169,151	—
Less: Fees paid indirectly	96	8,975	—	726
Net Expenses	43,317	1,293,174	445,652	174,525
Net Investment Income (Loss)	310,012	2,659,519	356,727	745,233
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(109,021)	(30,112,493)	(8,964,415)	(8,688,275)
Net realized gain (loss) on futures contracts	108,584	—	—	—
Net realized foreign currency exchange gain (loss)	27,574	9,033,292	104,652	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,439,447	23,356,800	23,932,433	5,164,061
Change in net unrealized appreciation (depreciation) of futures contracts	(17,179)	—	—	—
Net Gain (Loss) on Investment Securities and Foreign Currency	1,449,405	2,277,599	15,072,670	(3,524,214)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,759,417	$4,937,118	$15,429,397	$(2,778,981)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2009

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME
Dividends	$144	$1,309	$8,048	$7,924
Interest	4	—	122	—
Total Investment Income	148	1,309	8,170	7,924
EXPENSES
Investment advisory fees	2,210	10,277	13,791	7,600
Administration fees	3,316	15,416	20,686	11,400
Accounting fees	3,873	3,873	3,873	3,873
Director fees and expenses	—	88	128	112
Custodian fees and expenses	780	1,707	3,477	3,151
Pricing fees	2,139	2,148	2,224	2,085
Professional fees	—	123	328	336
Printing fees	19	121	190	212
Other expenses	442	1,058	1,171	972
Total Expenses	12,779	34,811	45,868	29,741
Less: Waivers and reimbursement from advisor	5,485	1,011	358	4,662
Net Expenses	7,294	33,800	45,510	25,079
Net Investment Loss	(7,146)	(32,491)	(37,340)	(17,155)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(62,291)	(934,558)	(359,764)	(368,728)
Net realized foreign currency exchange gain (loss)	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	605,386	3,236,985	3,225,492	1,650,950
Net Gain (Loss) on Investment Securities and Foreign Currency	543,095	2,302,427	2,865,728	1,282,222
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$535,949	$2,269,936	$2,828,388	$1,265,067

Conservative Allocation Fund
INVESTMENT INCOME
Dividends	$11,757
Interest	—
Total Investment Income	11,757
EXPENSES
Investment advisory fees	6,513
Administration fees	9,769
Accounting fees	3,873
Director fees and expenses	70
Custodian fees and expenses	1,211
Pricing fees	2,075
Professional fees	260
Printing fees	186
Other expenses	951
Total Expenses	24,908
Less: Waivers and reimbursement from advisor	3,416
Net Expenses	21,492
Net Investment Loss	(9,735)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(254,174)
Net realized foreign currency exchange gain (loss)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	987,279
Net Gain (Loss) on Investment Securities and Foreign Currency	733,105
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$723,370

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/09	Year Ended 12/31/08	Six Months Ended 6/30/09	Year Ended 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$963,526	$4,140,751	$1,011,274	$2,195,238
Net realized gains (loss) from investment transactions	7,008	—	588,286	1,027,913
Net realized foreign exchange gain (loss)	—	—	(198,827)	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	(1,054,307)	147,569
Net Increase (Decrease) in Net Assets Resulting from Operations	970,534	4,140,751	346,426	3,370,720
Distributions From:
Net investment income	(963,526)	(4,140,751)	—	(2,563,535)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Total Distributions	(963,526)	(4,140,751)	—	(2,563,535)
Capital Share Transactions (1):
Shares issued	58,528,981	192,372,168	27,546,252	33,804,516
Shares issued in lieu of cash distributions	963,527	4,140,751	—	2,563,535
Shares redeemed	(53,222,828)	(78,556,993)	(12,879,867)	(19,038,405)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,269,680	117,955,926	14,666,385	17,329,646
Total Increase (Decrease)	6,276,688	117,955,926	15,012,811	18,136,831
Net Assets
Beginning of Period	213,972,981	96,017,055	75,659,780	57,522,949
End of Period	$220,249,669	$213,972,981	$90,672,591	$75,659,780
Undistributed net investment income (loss)	$14,045	$14,045	$1,011,274	$—
(1) Shares Issued and Redeemed:
Shares issued	58,528,981	192,372,168	2,606,513	3,185,772
Shares issued in lieu of cash distributions	963,527	4,140,751	—	242,048
Shares redeemed	(53,222,828)	(78,556,993)	(1,219,192)	(1,795,531)
	6,269,680	117,955,926	1,387,321	1,632,289
	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/09	Year Ended 12/31/08	Six Months Ended 6/30/09	Year Ended 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,807,721	$9,225,433	$3,333,799	$6,275,122
Net realized gains (loss) from investment transactions	1,401,371	8,209,227	(4,676,766)	(6,621,974)
Net realized foreign exchange gain (loss)	(162,748)	—	—	(1,072)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,314,747	(7,065,975)	15,883,703	(18,631,658)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,361,091	10,368,685	14,540,736	(18,979,582)
Distributions From:
Net investment income	—	(10,572,538)	—	(7,276,575)
Net short-term gains	—	(2,203,296)	—	—
Net long-term gains	—	(1,532,948)	—	—
Total Distributions	—	(14,308,782)	—	(7,276,575)
Capital Share Transactions (1):
Shares issued	53,724,148	86,501,853	13,362,279	10,609,021
Shares issued in lieu of cash distributions	—	14,308,782	—	7,276,575
Shares redeemed	(24,986,306)	(58,751,813)	(7,406,102)	(20,085,703)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	28,737,842	42,058,822	5,956,177	(2,200,107)
Total Increase (Decrease)	36,098,933	38,118,725	20,496,913	(28,456,264)
Net Assets
Beginning of Period	221,729,939	183,611,214	57,994,985	86,451,249
End of Period	$257,828,872	$221,729,939	$78,491,898	$57,994,985
Undistributed net investment income (loss)	$4,851,282	$43,561	$3,332,804	$(995)
(1) Shares Issued and Redeemed:
Shares issued	5,124,166	8,105,009	2,395,680	1,547,699
Shares issued in lieu of cash distributions	—	1,375,706	—	1,403,636
Shares redeemed	(2,389,970)	(5,570,633)	(1,349,698)	(2,885,515)
	2,734,196	3,910,082	1,045,982	65,820

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

	Flexibly Managed Fund		Balanced Fund
	For the six months ended 6/30/09	Year Ended 12/31/08	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,411,727	$26,958,126	$(44,615)	$1,997,994
Capital gain distributions received from affiliated funds	—	—	—	371,892
Net realized gains (loss) from investment transactions	(107,112,122)	(118,706,817)	(3,021,152)	(1,578,260)
Net realized gains (loss) on written options	3,578,898	400,143	—	—
Net realized foreign exchange gain (loss)	(3,995)	(91,533)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	220,483,045	(291,968,905)	4,434,244	(11,781,499)
Net change in unrealized appreciation (depreciation) of written options	(3,141,567)	2,530,638	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	126,215,986	(380,878,348)	1,368,477	(10,989,873)
Distributions From:
Net investment income	—	(33,190,762)	—	(2,217,672)
Net short-term gains	—	(3,272,056)	—	—
Net long-term gains	—	(12,510,598)	—	—
Total Distributions	—	(48,973,416)	—	(2,217,672)
Capital Share Transactions (1):
Shares issued	64,120,766	96,245,051	2,125,962	77,873,944
Shares issued in lieu of cash distributions	—	48,973,416	—	2,217,672
Shares redeemed	(74,362,493)	(207,612,907)	(6,921,503)	(10,461,637)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,241,727)	(62,394,440)	(4,795,541)	69,629,979
Total Increase (Decrease)	115,974,259	(492,246,204)	(3,427,064)	56,422,434
Net Assets
Beginning of Period	948,506,826	1,440,753,030	56,422,434	—
End of Period	$1,064,481,085	$948,506,826	$52,995,370	$56,422,434
Undistributed net investment income (loss)	$12,475,500	$63,773	$(44,615)	$—
(1) Shares Issued and Redeemed:
Shares issued	3,824,701	4,616,001	261,488	7,806,802
Shares issued in lieu of cash distributions	—	2,754,893	—	272,776
Shares redeemed	(4,742,097)	(10,001,099)	(888,462)	(1,194,067)
	(917,396)	(2,630,205)	(626,974)	6,885,511
	Large Growth Stock Fund		Large Cap Growth Fund
	For the six months ended 6/30/09	Year Ended 12/31/08	For the six months ended 6/30/09	Year Ended 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$86,716	$304,986	$44,441	$46,343
Capital gain distributions received from affiliated funds	—	—	—	—
Net realized gains (loss) from investment transactions	(9,553,384)	(12,587,411)	(3,012,633)	(5,847,780)
Net realized gains (loss) on written options	—	—	—	—
Net realized foreign exchange gain (loss)	(2,684)	(32,276)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	23,861,024	(52,223,386)	5,448,893	(6,815,042)
Net change in unrealized appreciation (depreciation) of written options	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	14,391,672	(64,538,087)	2,480,701	(12,616,479)
Distributions From:
Net investment income	—	(272,842)	—	(91,794)
Net short-term gains	—	—	—	(13,447)
Net long-term gains	—	—	—	(405,469)
Total Distributions	—	(272,842)	—	(510,710)
Capital Share Transactions (1):
Shares issued	17,180,791	17,262,868	7,143,623	5,358,315
Shares issued in lieu of cash distributions	—	272,842	—	510,710
Shares redeemed	(6,669,231)	(15,811,933)	(4,717,018)	(4,755,699)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	10,511,560	1,723,777	2,426,605	1,113,326
Total Increase (Decrease)	24,903,232	(63,087,152)	4,907,306	(12,013,863)
Net Assets
Beginning of Period	89,851,842	152,938,994	17,537,187	29,551,050
End of Period	$114,755,074	$89,851,842	$22,444,493	$17,537,187
Undistributed net investment income (loss)	$86,742	$26	$44,441	$—
(1) Shares Issued and Redeemed:
Shares issued	1,783,207	1,339,281	1,141,184	687,317
Shares issued in lieu of cash distributions	—	29,146	—	64,431
Shares redeemed	(711,812)	(1,240,142)	(743,847)	(528,365)
	1,071,395	128,285	397,337	223,383

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Core Growth Fund		Large Cap Value Fund
	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08	For the six months ended 6/30/09	Year Ended 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$311,224	$284,768	$1,137,465	$2,351,869
Net realized gains (loss) from investment transactions	(23,002,471)	(29,520,455)	(13,504,091)	(48,969,287)
Net realized gains (loss) on futures contracts	—	—	—	—
Net realized gains (loss) on written options	—	—	56,536	—
Net realized foreign exchange gain (loss)	—	—	(6,751)	22,108
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	31,473,416	(33,455,165)	24,285,157	(43,761,598)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,782,169	(62,690,852)	11,968,316	(90,356,908)
Distributions From:
Net investment income	—	(232,885)	—	(2,744,954)
Net long-term gains	—	—	—	(1,397,464)
Total Distributions	—	(232,885)	—	(4,142,418)
Capital Share Transactions (1):
Shares issued	10,387,400	172,449,720	10,528,847	10,385,292
Shares issued in lieu of cash distributions	—	232,885	—	4,142,418
Shares redeemed	(13,778,171)	(9,662,662)	(10,651,071)	(33,364,356)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,390,771)	163,019,943	(122,224)	(18,836,646)
Total Increase (Decrease)	5,391,398	100,096,206	11,846,092	(113,335,972)
Net Assets
Beginning of Period	100,096,206	—	106,615,657	219,951,629
End of Period	$105,487,604	$100,096,206	$118,461,749	$106,615,657
Undistributed net investment income (loss)	$363,107	$51,883	$1,137,465	$—
(1) Shares Issued and Redeemed:
Shares issued	1,677,522	17,604,543	1,088,649	818,744
Shares issued in lieu of cash distributions	—	39,472	—	401,777
Shares redeemed	(2,242,782)	(1,342,261)	(1,172,327)	(2,369,664)
	(565,260)	16,301,754	(83,678)	(1,149,143)
	Large Core Value Fund		Index 500 Fund
	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08	For the six months ended 6/30/09	Year Ended 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,394,287	$1,059,140	$2,138,974	$4,545,519
Net realized gains (loss) from investment transactions	(23,102,574)	(16,499,328)	(3,880,151)	(4,444,843)
Net realized gains (loss) on futures contracts	—	—	270,632	(1,645,921)
Net realized gains (loss) on written options	—	—	—	—
Net realized foreign exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	18,571,147	(27,126,657)	8,406,397	(100,934,857)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,137,140)	(42,566,845)	6,935,852	(102,480,102)
Distributions From:
Net investment income	—	(1,108,501)	—	(5,478,587)
Net long-term gains	—	—	—	—
Total Distributions	—	(1,108,501)	—	(5,478,587)
Capital Share Transactions (1):
Shares issued	21,784,004	167,096,636	25,830,566	77,405,094
Shares issued in lieu of cash distributions	—	1,108,501	—	5,478,587
Shares redeemed	(9,852,373)	(10,363,116)	(21,837,675)	(34,309,335)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,931,631	157,842,021	3,992,891	48,574,346
Total Increase (Decrease)	8,794,491	114,166,675	10,928,743	(59,384,343)
Net Assets
Beginning of Period	114,166,675	—	195,077,856	254,462,199
End of Period	$122,961,166	$114,166,675	$206,006,599	$195,077,856
Undistributed net investment income (loss)	$1,394,287	$—	$2,138,974	$—
(1) Shares Issued and Redeemed:
Shares issued	3,412,498	16,950,397	4,471,969	9,331,787
Shares issued in lieu of cash distributions	—	159,957	—	868,224
Shares redeemed	(1,518,959)	(1,303,165)	(3,703,877)	(4,281,678)
	1,893,539	15,807,189	768,092	5,918,333

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(35,573)	$(175,616)	$283,536	$854,692
Net realized gains (loss) from investment transactions	(7,809,988)	(17,736,341)	(12,018,517)	(4,563,374)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	15,174,126	(36,337,720)	17,360,033	(51,378,796)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,328,565	(54,249,677)	5,625,052	(55,087,478)
Distributions From:
Net investment income	—	—	—	(887,134)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Total Distributions	—	—	—	(887,134)
Capital Share Transactions (1):
Shares issued	7,367,990	16,903,667	7,826,091	11,688,277
Shares issued in lieu of cash distributions	—	—	—	887,134
Shares redeemed	(6,949,218)	(17,544,498)	(5,778,596)	(21,812,186)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	418,772	(640,831)	2,047,495	(9,236,775)
Total Increase (Decrease)	7,747,337	(54,890,508)	7,672,547	(65,211,387)
Net Assets
Beginning of Period	57,747,136	112,637,644	60,507,281	125,718,668
End of Period	$65,494,473	$57,747,136	$68,179,828	$60,507,281
Undistributed net investment income (loss)	$(33,543)	$2,030	$283,536	$—
(1) Shares Issued and Redeemed:
Shares issued	1,343,418	2,163,915	1,144,658	1,246,622
Shares issued in lieu of cash distributions	—	—	—	138,615
Shares redeemed	(1,311,953)	(2,143,473)	(903,823)	(2,079,589)
	31,465	20,442	240,835	(694,352)
	Mid Core Value Fund		SMID Cap Growth Fund
	For the six months ended 6/30/09	Year Ended 12/31/08	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$107,104	$599,896	$(17,914)	$(5,299)
Net realized gains (loss) from investment transactions	(14,416,863)	(5,027,046)	(429,144)	(215,543)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	14,689,449	(14,836,233)	1,862,918	(1,628,618)
Net Increase (Decrease) in Net Assets Resulting from Operations	379,690	(19,263,383)	1,415,860	(1,849,460)
Distributions From:
Net investment income	—	(686,352)	—	—
Net short-term gains	—	(53,394)	—	—
Net long-term gains	—	(1,223,971)	—	—
Total Distributions	—	(1,963,717)	—	—
Capital Share Transactions (1):
Shares issued	5,042,776	10,162,094	4,381,665	6,255,973
Shares issued in lieu of cash distributions	—	1,963,717	—	—
Shares redeemed	(2,609,432)	(9,468,559)	(454,053)	(156,378)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,433,344	2,657,252	3,927,612	6,099,595
Total Increase (Decrease)	2,813,034	(18,569,848)	5,343,472	4,250,135
Net Assets
Beginning of Period	29,894,725	48,464,573	4,250,135	—
End of Period	$32,707,759	$29,894,725	$9,593,607	$4,250,135
Undistributed net investment income (loss)	$107,104	$—	$(17,914)	$—
(1) Shares Issued and Redeemed:
Shares issued	803,878	1,051,681	632,245	675,217
Shares issued in lieu of cash distributions	—	244,137	—	—
Shares redeemed	(429,986)	(1,010,713)	(65,283)	(22,149)
	373,892	285,105	566,962	653,068

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	SMID Cap Value Fund		Small Cap Growth Fund
	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08	For the six months ended 6/30/09	Year Ended 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,079	$20,837	$(181,286)	$(415,821)
Net realized gains (loss) from investment transactions	(254,877)	(292,463)	(4,283,717)	(12,166,568)
Net realized gains (loss) on futures contracts	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,244,571	(1,357,451)	19,393,930	(35,155,366)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,010,773	(1,629,077)	14,928,927	(47,737,755)
Distributions From:
Net investment income	—	(22,697)	—	—
Net long-term gains	—	—	—	—
Total Distributions	—	(22,697)	—	—
Capital Share Transactions (1):
Shares issued	5,001,081	6,553,759	7,005,613	9,716,556
Shares issued in lieu of cash distributions	—	22,697	—	—
Shares redeemed	(937,100)	(172,234)	(6,246,931)	(13,564,203)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,063,981	6,404,222	758,682	(3,847,647)
Total Increase (Decrease)	5,074,754	4,752,448	15,687,609	(51,585,402)
Net Assets
Beginning of Period	4,752,448	—	48,008,287	99,593,689
End of Period	$9,827,202	$4,752,448	$63,695,896	$48,008,287
Undistributed net investment income (loss)	$21,079	$—	$(181,286)	$—
(1) Shares Issued and Redeemed:
Shares issued	747,733	716,275	589,371	672,450
Shares issued in lieu of cash distributions	—	3,557	—	—
Shares redeemed	(139,630)	(21,012)	(531,965)	(834,134)
	608,103	698,820	57,406	(161,684)
	Small Cap Value Fund		Small Cap Index Fund
	For the six months ended 6/30/09	Year Ended 12/31/08	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$549,979	$955,269	$47,412	$46,818
Net realized gains (loss) from investment transactions	(14,381,225)	(15,329,054)	(348,497)	(23,328)
Net realized gains (loss) on futures contracts	—	—	28,453	(74,194)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	14,184,396	(27,360,676)	799,632	(3,023,999)
Net Increase (Decrease) in Net Assets Resulting from Operations	353,150	(41,734,461)	527,000	(3,074,703)
Distributions From:
Net investment income	—	(1,214,133)	—	(48,012)
Net long-term gains	—	(2,031,742)	—	—
Total Distributions	—	(3,245,875)	—	(48,012)
Capital Share Transactions (1):
Shares issued	12,014,528	13,149,922	4,021,047	11,457,845
Shares issued in lieu of cash distributions	—	3,245,875	—	48,012
Shares redeemed	(10,714,148)	(32,083,844)	(698,127)	(174,923)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,300,380	(15,688,047)	3,322,920	11,330,934
Total Increase (Decrease)	1,653,530	(60,668,383)	3,849,920	8,208,219
Net Assets
Beginning of Period	109,335,521	170,003,904	8,208,219	—
End of Period	$110,989,051	$109,335,521	$12,058,139	$8,208,219
Undistributed net investment income (loss)	$549,979	$—	$47,413	$—
(1) Shares Issued and Redeemed:
Shares issued	1,314,387	1,094,907	627,931	1,196,242
Shares issued in lieu of cash distributions	—	281,696	—	7,386
Shares redeemed	(1,195,879)	(2,511,359)	(111,709)	(25,128)
	118,508	(1,134,756)	516,222	1,178,500

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Developed International Index Fund		International Equity Fund
	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08	For the six months ended 6/30/09	Year Ended 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$310,012	$69,060	$2,659,519	$4,056,910
Net realized gains (loss) from investment transactions	(109,021)	(47,595)	(30,112,493)	(44,181,123)
Net realized gains (loss) on futures contracts	108,584	(51,822)	—	—
Net realized foreign exchange gain (loss)	27,574	(45,957)	9,033,292	(5,761,564)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,422,268	(2,571,045)	23,356,800	(111,414,419)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,759,417	(2,647,359)	4,937,118	(157,300,196)
Distributions From:
Net investment income	—	(50,298)	—	(6,822,251)
Net short-term gains	—	—	—	(1,286,909)
Net long-term gains	—	—	—	(10,934,162)
Total Distributions	—	(50,298)	—	(19,043,322)
Capital Share Transactions (1):
Shares issued	8,369,790	15,039,405	20,954,715	42,850,044
Shares issued in lieu of cash distributions	—	50,298	—	19,043,322
Shares redeemed	(1,753,607)	(190,865)	(17,151,643)	(53,761,359)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,616,183	14,898,838	3,803,072	8,132,007
Total Increase (Decrease)	8,375,600	12,201,181	8,740,190	(168,211,511)
Net Assets
Beginning of Period	12,201,181	—	213,116,896	381,328,407
End of Period	$20,576,781	$12,201,181	$221,857,086	$213,116,896
Undistributed net investment income (loss)	$282,817	$(27,195)	$(5,202,882)	$(7,862,401)
(1) Shares Issued and Redeemed:
Shares issued	1,283,237	1,734,452	1,747,519	2,353,482
Shares issued in lieu of cash distributions	—	7,237	—	1,223,861
Shares redeemed	(263,089)	(26,915)	(1,438,050)	(3,161,500)
	1,020,148	1,714,774	309,469	415,843
	Emerging Markets Equity Fund		REIT Fund
	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08	For the six months ended 6/30/09	Year Ended 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$356,727	$8,918	$745,233	$1,065,206
Net realized gains (loss) from investment transactions	(8,964,415)	(14,718,280)	(8,688,275)	(15,168,344)
Net realized gains (loss) on futures contracts	—	—	—	—
Net realized foreign exchange gain (loss)	104,652	163,525	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	23,932,433	(22,128,518)	5,164,061	(4,970,582)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,429,397	(36,674,355)	(2,778,981)	(19,073,720)
Distributions From:
Net investment income	—	(200,401)	—	(1,738,018)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Total Distributions	—	(200,401)	—	(1,738,018)
Capital Share Transactions (1):
Shares issued	11,420,436	101,031,258	8,578,340	12,032,853
Shares issued in lieu of cash distributions	—	200,401	—	1,738,018
Shares redeemed	(5,782,760)	(12,153,013)	(3,414,289)	(13,403,159)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,637,676	89,078,646	5,164,051	367,712
Total Increase (Decrease)	21,067,073	52,203,890	2,385,070	(20,444,026)
Net Assets
Beginning of Period	52,203,890	—	33,240,229	53,684,255
End of Period	$73,270,963	$52,203,890	$35,625,299	$33,240,229
Undistributed net investment income (loss)	$328,769	$(27,958)	$745,233	$—
(1) Shares Issued and Redeemed:
Shares issued	1,757,314	10,393,890	1,628,304	1,318,519
Shares issued in lieu of cash distributions	—	34,315	—	279,424
Shares redeemed	(928,891)	(1,711,021)	(609,375)	(1,196,923)
	828,423	8,717,184	1,018,929	401,020

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(7,146)	$21,001	$(32,491)	$206,795
Capital gain distributions received from affiliated funds	—	2,789	—	24,937
Net realized gains (loss) from investment transactions	(62,291)	(38,704)	(934,558)	(183,683)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	605,386	23,803	3,236,985	(69,240)
Net Increase (Decrease) in Net Assets Resulting from Operations	535,949	8,889	2,269,936	(21,191)
Distributions From:
Net investment income	—	(21,817)	—	(219,183)
Net short-term gains	—	(58)	—	—
Net long-term gains	—	(1,529)	—	(4,691)
Total Distributions	—	(23,404)	—	(223,874)
Capital Share Transactions (1):
Shares issued	5,881,717	1,525,679	25,048,804	11,784,237
Shares issued in lieu of cash distributions	—	23,404	—	223,874
Shares redeemed	(156,511)	(25,905)	(5,200,714)	(106,817)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,725,206	1,523,178	19,848,090	11,901,294
Total Increase (Decrease)	6,261,155	1,508,663	22,118,026	11,656,229
Net Assets
Beginning of Period	1,508,663	—	11,656,229	—
End of Period	$7,769,818	$1,508,663	$33,774,255	$11,656,229
Undistributed net investment income (loss)	$(7,146)	$—	$(32,491)	$—
(1) Shares Issued and Redeemed:
Shares issued	868,440	217,258	3,329,101	1,511,737
Shares issued in lieu of cash distributions	—	3,421	—	29,692
Shares redeemed	(23,527)	(3,630)	(708,032)	(15,220)
	844,913	217,049	2,621,069	1,526,209
	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(37,340)	$273,097	$(17,155)	$210,837
Capital gain distributions received from affiliated funds	—	39,122	—	34,507
Net realized gains (loss) from investment transactions	(359,764)	(315,873)	(368,728)	(297,626)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,225,492	(345,440)	1,650,950	(436,169)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,828,388	(349,094)	1,265,067	(488,451)
Distributions From:
Net investment income	—	(293,044)	—	(229,312)
Net short-term gains	—	—	—	(12,107)
Net long-term gains	—	(5,879)	—	(3,385)
Total Distributions	—	(298,923)	—	(244,804)
Capital Share Transactions (1):
Shares issued	33,954,804	14,369,353	16,407,096	10,607,875
Shares issued in lieu of cash distributions	—	298,923	—	244,804
Shares redeemed	(1,575,259)	(776,020)	(1,267,311)	(1,806,257)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	32,379,545	13,892,256	15,139,785	9,046,422
Total Increase (Decrease)	35,207,933	13,244,239	16,404,852	8,313,167
Net Assets
Beginning of Period	13,244,239	—	8,313,167	—
End of Period	$48,452,172	$13,244,239	$24,718,019	$8,313,167
Undistributed net investment income (loss)	$(37,340)	$—	$(17,141)	$14
(1) Shares Issued and Redeemed:
Shares issued	4,350,044	1,726,692	1,963,822	1,169,839
Shares issued in lieu of cash distributions	—	38,079	—	29,318
Shares redeemed	(195,202)	(94,167)	(150,104)	(209,035)
	4,154,842	1,670,604	1,813,718	990,122

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund
	For the six months ended 6/30/09	For the period 8/25/08 through 12/31/08
	(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(9,735)	$230,133
Capital gain distributions received from affiliated funds	—	37,372
Net realized gains (loss) from investment transactions	(254,174)	(130,736)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	987,279	(263,099)
Net Increase (Decrease) in Net Assets Resulting from Operations	723,370	(126,330)
Distributions From:
Net investment income	—	(251,432)
Net long-term gains	—	(1,124)
Total Distributions	—	(252,556)
Capital Share Transactions (1):
Shares issued	12,154,194	9,551,514
Shares issued in lieu of cash distributions	—	252,556
Shares redeemed	(3,154,748)	(1,285,931)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,999,446	8,518,139
Total Increase (Decrease)	9,722,816	8,139,253
Net Assets
Beginning of Period	8,139,253	—
End of Period	$17,862,069	$8,139,253
Undistributed net investment income (loss)	$(9,583)	$152
(1) Shares Issued and Redeemed:
Shares issued	1,345,265	1,012,235
Shares issued in lieu of cash distributions	—	27,968
Shares redeemed	(346,545)	(140,538)
	998,720	899,665

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	—	(a)	0.03	0.05	0.05	0.03	0.01
Net realized and unrealized gain (loss) on investment transactions	—		—	—	—	—	—
Total from investment operations	—		0.03	0.05	0.05	0.03	0.01
Less distributions:
Net investment income	—	(a)	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Total distributions	—		(0.03)	—	—	—	—
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total return [2,3]	0.43	%#	2.68%	4.98%	4.66%	2.81%	0.96%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$220,250		$213,973	$96,017	$76,350	$72,885	$81,743
Ratio of net expenses to average net assets	0.44	%*	0.46%	—	—	—	—
Ratio of total expenses to average net assets	0.44	%*	0.46%	0.49%	0.50%	0.50%	0.53%
Ratio of net investment income (loss) to average net assets	0.85	%*	2.57%	4.88%	4.57%	2.74%	0.92%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented

3  The Fund's total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$10.57		$10.41	$10.28	$10.25	$10.45	$10.57
Income from investment operations:
Net investment income (loss)	0.13		0.34	0.41	0.45	0.37	0.37
Net realized and unrealized gain (loss) on investment transactions	(0.09)		0.18	0.13	0.01	(0.15)	(0.12)
Total from investment operations	0.04		0.52	0.54	0.46	0.22	0.25
Less distributions:
Net investment income	—		(0.36)	(0.41)	(0.43)	(0.42)	(0.37)
Total distributions	—		(0.36)	(0.41)	(0.43)	(0.42)	(0.37)
Net asset value, end of period	$10.61		$10.57	$10.41	$10.28	$10.25	$10.45
Total return [2]	0.38	%#	5.03%	5.22%	4.49%	2.14%	2.32%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$90,673		$75,660	$57,523	$42,867	$60,979	$46,219
Ratio of total expenses to average net assets	0.59	%*	0.60%	0.60%	0.62%	0.61%	0.62%
Ratio of net investment income (loss) to average net assets	2.51	%*	3.24%	4.55%	3.91%	3.42%	3.52%
Portfolio turnover rate	40	%#	106%	39%	78%	300%	35%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$10.36		$10.50	$10.31	$10.18	$10.54	$10.51
Income from investment operations:
Net investment income (loss)	0.22		0.47	0.47	0.46	0.40	0.45
Net realized and unrealized gain (loss) on investment transactions	0.10		0.07	0.18	0.08	(0.14)	0.03
Total from investment operations	0.32		0.54	0.65	0.54	0.26	0.48
Less distributions:
Net investment income	—		(0.50)	(0.46)	(0.41)	(0.45)	(0.45)
Net realized gains	—		(0.18)	—	—	(0.17)	— (a)
Total distributions	—		(0.68)	(0.46)	(0.41)	(0.62)	(0.45)
Net asset value, end of period	$10.68		$10.36	$10.50	$10.31	$10.18	$10.54
Total return [2]	3.09	%#	5.10%	6.33%	5.25%	2.50%	4.59%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$257,829		$221,730	$183,611	$160,670	$161,265	$172,734
Ratio of total expenses to average net assets	0.60	%*	0.60%	0.59%	0.61%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	4.15	%*	4.44%	4.71%	4.43%	3.72%	4.07%
Portfolio turnover rate	62	%#	273%	55%	139%	614%	230%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$5.05		$7.58	$7.88	$7.59	$7.91	$7.70
Income (loss) from investment operations:
Net investment income (loss)	0.28		0.58	0.58	0.55	0.57	0.61
Net realized and unrealized gain (loss) on investment transactions	0.94		(2.40)	(0.30)	0.20	(0.33)	0.21
Total from investment operations	1.22		(1.82)	0.28	0.75	0.24	0.82
Less distributions:
Net investment income	—		(0.71)	(0.58)	(0.46)	(0.56)	(0.61)
Total distributions	—		(0.71)	(0.58)	(0.46)	(0.56)	(0.61)
Net asset value, end of period	$6.27		$5.05	$7.58	$7.88	$7.59	$7.91
Total return [2]	23.91	%#	(23.98%)	3.57%	9.97%	3.11%	10.71%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$78,492		$57,995	$86,451	$88,203	$85,520	$85,957
Ratio of total expenses to average net assets	0.88	%*	0.86%	0.84%	0.85%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	10.09	%*	8.29%	6.97%	6.91%	7.01%	7.35%
Portfolio turnover rate	28	%#	53%	67%	65%	64%	68%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$16.33		$23.72	$25.12	$25.59	$25.96	$23.64
Income (loss) from investment operations:
Net investment income (loss)	0.22		0.46	0.59	0.54	0.40	0.47
Net realized and unrealized gain (loss) on investment transactions	2.07		(6.99)	0.52	3.33	1.65	3.83
Total from investment operations	2.29		(6.53)	1.11	3.87	2.05	4.30
Less distributions:
Net investment income	—		(0.59)	(0.58)	(0.44)	(0.40)	(0.47)
Net realized gains	—		(0.27)	(1.93)	(3.90)	(2.02)	(1.51)
Total distributions	—		(0.86)	(2.51)	(4.34)	(2.42)	(1.98)
Net asset value, end of period	$18.62		$16.33	$23.72	$25.12	$25.59	$25.96
Total return [2]	14.09	%#	(27.83%)	4.47%	15.37%	7.84%	18.58%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,064,481		$948,507	$1,440,753	$1,330,977	$1,080,197	$929,480
Ratio of net expenses to average net assets	0.86	%*	0.85%	0.83%	0.83%	0.84%	0.85%
Ratio of total expenses to average net assets	0.86	%*	0.85%	0.83%	0.84%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets	2.64	%*	2.15%	2.34%	2.16%	1.56%	2.02%
Portfolio turnover rate	55	%#	103%	61%	57%	30%	22%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

BALANCED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1] (Unaudited)		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$8.19		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.28
Capital gain distributions received from affiliated funds	—		0.05
Net realized and unrealized gain (loss) on investment transactions	0.29		(1.81)
Total from investment operations	0.28		(1.48)
Less distributions:
Net investment income	—		(0.33)
Total distributions	—		(0.33)
Net asset value, end of period	$8.47		$8.19
Total return [2]	3.42	%#	(14.74	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$52,998		$56,422
Ratio of net expenses to average net assets [3]	0.62	%*	0.22	%*
Ratio of total expenses to average net assets [3]	0.69	%*	0.26	%*
Ratio of net investment income (loss) to average net assets	(0.62	%)*	9.09	%*
Portfolio turnover rate	9	%#	23	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$9.25		$15.96	$14.68	$13.02	$12.28	$11.02
Income (loss) from investment operations:
Net investment income (loss)	0.01		0.03	0.06	0.05	0.02	0.05
Net realized and unrealized gain (loss) on investment transactions	1.38		(6.71)	1.28	1.64	0.73	1.26
Total from investment operations	1.39		(6.68)	1.34	1.69	0.75	1.31
Less distributions:
Net investment income	—		(0.03)	(0.06)	(0.03)	(0.01)	—
Net realized gains	—		—	—	—	—	(0.05)
Total distributions	—		(0.03)	(0.06)	(0.03)	(0.01)	(0.05)
Net asset value, end of period	$10.64		$9.25	$15.96	$14.68	$13.02	$12.28
Total return [2]	15.03	%#	(41.87%)	9.16%	13.01%	6.14%	11.90%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$114,755		$89,852	$152,939	$132,371	$107,195	$95,242
Ratio of net expenses to average net assets	1.00	%*	0.98%	0.94%	0.96%	0.98%	0.97%
Ratio of total expenses to average net assets	1.02	%*	0.98%	0.94%	0.97%	0.98%	0.97%
Ratio of net investment income (loss) to average net assets	0.18	%*	0.24%	0.37%	0.40%	0.15%	0.47%
Portfolio turnover rate	31	%#	54%	55%	43%	44%	185%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$6.02		$10.98	$11.05	$10.79	$10.76	$10.53
Income (loss) from investment operations:
Net investment income (loss)	0.01		0.02	0.06	0.04	0.02	0.06
Net realized and unrealized gain (loss) on investment transactions	0.75		(4.79)	0.45	0.36	0.11	0.85
Total from investment operations	0.76		(4.77)	0.51	0.40	0.13	0.91
Less distributions:
Net investment income	—		(0.03)	(0.06)	(0.03)	(0.02)	(0.06)
Net realized gains	—		(0.16)	(0.52)	(0.11)	(0.08)	(0.62)
Total distributions	—		(0.19)	(0.58)	(0.14)	(0.10)	(0.68)
Net asset value, end of period	$6.78		$6.02	$10.98	$11.05	$10.79	$10.76
Total return [2]	12.62	%#	(43.82%)	4.71%	3.70%	1.20%	8.66%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$22,444		$17,537	$29,551	$29,982	$27,247	$24,072
Ratio of net expenses to average net assets	1.00	%*	0.96%	0.83%	0.86%	0.89%	0.96%
Ratio of total expenses to average net assets	1.04	%*	0.96%	0.87%	0.88%	0.89%	0.96%
Ratio of net investment income (loss) to average net assets	0.46	%*	0.19%	0.53%	0.35%	0.19%	0.59%
Portfolio turnover rate	66	%#	287%	55%	38%	21%	114%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1] (Unaudited)		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.14		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02		0.02
Net realized and unrealized gain (loss) on investment transactions	0.54		(3.87)
Total from investment operations	0.56		(3.85)
Less distributions:
Net investment income	—		(0.01)
Total distributions	—		(0.01)
Net asset value, end of period	$6.70		$6.14
Total return [2]	9.12	%#	(38.45	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$105,488		$100,096
Ratio of net expenses to average net assets	0.64	%*	0.64	%*
Ratio of total expenses to average net assets	0.87	%*	0.90	%*
Ratio of net investment income (loss) to average net assets	0.63	%*	0.69	%*
Portfolio turnover rate	95	%#	55	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$9.43		$17.65	$19.60	$17.56	$18.45	$17.59
Income (loss) from investment operations:
Net investment income (loss)	0.10		0.20	0.26	0.27	0.23	0.26
Net realized and unrealized gain (loss) on investment transactions	1.02		(8.05)	0.45	2.93	0.33	1.98
Total from investment operations	1.12		(7.85)	0.71	3.20	0.56	2.24
Less distributions:
Net investment income	—		(0.25)	(0.29)	(0.21)	(0.21)	(0.26)
Net realized gains	—		(0.12)	(2.37)	(0.95)	(1.24)	(1.12)
Total distributions	—		(0.37)	(2.66)	(1.16)	(1.45)	(1.38)
Net asset value, end of period	$10.55		$9.43	$17.65	$19.60	$17.56	$18.45
Total return [2]	11.88	%#	(44.62%)	3.73%	18.27%	3.00%	12.85%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$118,462		$106,616	$219,951	$234,269	$215,319	$224,481
Ratio of net expenses to average net assets	0.93	%*	0.90%	0.86%	0.87%	0.88%	0.89%
Ratio of total expenses to average net assets	0.93	%*	0.90%	0.87%	0.88%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets	2.17	%*	1.42%	1.25%	1.37%	1.15%	1.38%
Portfolio turnover rate	74	%#	228%	92%	45%	45%	105%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1] (Unaudited)		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$7.22		$10.00
Loss from investment operations:
Net investment income (loss)	0.08		0.07
Net realized and unrealized gain (loss) on investment transactions	(0.35)		(2.78)
Total from investment operations	(0.27)		(2.71)
Less distributions:
Net investment income	—		(0.07)
Total distributions	—		(0.07)
Net asset value, end of period	$6.95		$7.22
Total return [2]	(3.74	%)#	(27.05	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$122,961		$114,167
Ratio of net expenses to average net assets	0.54	%*	0.54	%*
Ratio of total expenses to average net assets	0.76	%*	0.79	%*
Ratio of net investment income (loss) to average net assets	2.54	%*	2.40	%*
Portfolio turnover rate	37	%#	31	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INDEX 500 FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$6.28		$10.11	$9.78	$8.58	$8.34	$7.67
Income (loss) from investment operations:
Net investment income (loss)	0.07		0.17	0.17	0.15	0.14	0.13
Net realized and unrealized gain (loss) on investment transactions	0.12		(3.82)	0.33	1.17	0.24	0.67
Total from investment operations	0.19		(3.65)	0.50	1.32	0.38	0.80
Less distributions:
Net investment income	—		(0.18)	(0.17)	(0.12)	(0.14)	(0.13)
Total distributions	—		(0.18)	(0.17)	(0.12)	(0.14)	(0.13)
Net asset value, end of period	$6.47		$6.28	$10.11	$9.78	$8.58	$8.34
Total return [2]	3.03	%#	(36.08%)	5.09%	15.37%	4.48%	10.47%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$206,007		$195,078	$254,462	$250,174	$234,122	$257,637
Ratio of net expenses to average net assets	0.35	%*	0.35%	0.35%	0.35%	0.35%	0.29%
Ratio of total expenses to average net assets	0.39	%*	0.37%	0.35%	0.37%	0.37%	0.37%
Ratio of net investment income (loss) to average net assets	2.28	%*	2.02%	1.64%	1.61%	1.52%	1.70%
Portfolio turnover rate	3	%#	6%	4%	6%	5%	1%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$5.42		$10.60	$8.47	$7.93	$7.05	$6.33
Income (loss) from investment operations:
Net investment income (loss)	—	(a)	(0.02)	(0.04)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.71		(5.16)	2.17	0.55	0.91	0.76
Total from investment operations	0.71		(5.18)	2.13	0.54	0.88	0.72
Net asset value, end of period	$6.13		$5.42	$10.60	$8.47	$7.93	$7.05
Total return [2]	13.10	%#	(48.87%)	25.15%	6.81%	12.48%	11.37%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$65,494		$57,747	$112,637	$85,414	$81,174	$70,793
Ratio of net expenses to average net assets	1.00	%*	1.00%	0.97%	0.96%	1.00%	1.00%
Ratio of total expenses to average net assets	1.05	%*	1.02%	1.00%	1.02%	1.02%	1.03%
Ratio of net investment income (loss) to average net assets	(0.12	%)*	(0.20%)	(0.46%)	(0.09%)	(0.43%)	(0.56%)
Portfolio turnover rate	66	%#	162%	137%	153%	156%	169%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

MID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$6.81		$13.12	$13.59	$12.97	$13.77	$13.05
Income (loss) from investment operations:
Net investment income (loss)	0.03		0.10	0.11	0.11	0.09	0.05
Net realized and unrealized gain (loss) on investment transactions	0.63		(6.31)	0.38	1.36	1.63	2.88
Total from investment operations	0.66		(6.21)	0.49	1.47	1.72	2.93
Less distributions:
Net investment income	—		(0.10)	(0.13)	(0.09)	(0.09)	(0.05)
Net realized gains	—		—	(0.80)	(0.76)	(2.43)	(2.16)
Return of capital	—		—	(0.03)	—	—	—
Total distributions	—		(0.10)	(0.96)	(0.85)	(2.52)	(2.21)
Net asset value, end of period	$7.47		$6.81	$13.12	$13.59	$12.97	$13.77
Total return [2]	9.69	%#	(47.26%)	3.77%	11.41%	12.33%	23.17%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$68,180		$60,507	$125,718	$125,362	$112,301	$98,448
Ratio of net expenses to average net assets	0.89	%*	0.86%	0.79%	0.81%	0.85%	0.86%
Ratio of total expenses to average net assets	0.89	%*	0.86%	0.83%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	0.95	%*	0.89%	0.73%	0.82%	0.67%	0.40%
Portfolio turnover rate	20	%#	58%	73%	62%	100%	68%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MID CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$6.80		$11.78	$13.23	$13.15	$12.91	$10.57
Income (loss) from investment operations:
Net investment income (loss)	0.02		0.14	0.07	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investment transactions	0.03		(4.66)	0.03	1.48	1.00	2.51
Total from investment operations	0.05		(4.52)	0.10	1.56	1.07	2.56
Less distributions:
Net investment income	—		(0.16)	(0.07)	(0.06)	(0.06)	(0.05)
Net realized gains	—		(0.30)	(1.48)	(1.42)	(0.77)	(0.17)
Total distributions	—		(0.46)	(1.55)	(1.48)	(0.83)	(0.22)
Net asset value, end of period	$6.85		$6.80	$11.78	$13.23	$13.15	$12.91
Total return [2]	0.74	%#	(38.89%)	0.85%	12.23%	8.20%	24.25%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$32,708		$29,895	$48,465	$43,616	$45,096	$30,485
Ratio of net expenses to average net assets	1.14	%*	1.08%	1.04%	1.06%	1.07%	1.14%
Ratio of total expenses to average net assets	1.14	%*	1.08%	1.05%	1.07%	1.07%	1.14%
Ratio of net investment income (loss) to average net assets	0.74	%*	1.49%	0.57%	0.56%	0.58%	0.47%
Portfolio turnover rate	70	%#	39%	40%	28%	25%	18%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1] (Unaudited)		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.51		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	1.37		(3.48)
Total from investment operations	1.35		(3.49)
Net asset value, end of period	$7.86		$6.51
Total return [2]	20.92	%#	(35.00	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$9,594		$4,250
Ratio of net expenses to average net assets	1.05	%*	1.05	%*
Ratio of total expenses to average net assets	1.59	%*	1.69	%*
Ratio of net investment income (loss) to average net assets	(0.56	%)*	(0.36	%)*
Portfolio turnover rate	28	%#	21	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1] (Unaudited)		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.80		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02		0.04
Net realized and unrealized gain (loss) on investment transactions	0.70		(3.21)
Total from investment operations	0.72		(3.17)
Less distributions:
Net investment income	—		(0.03)
Total distributions	—		(0.03)
Net asset value, end of period	$7.52		$6.80
Total return [2]	10.59	%#	(31.64	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$9,827		$4,752
Ratio of net expenses to average net assets	1.14	%*	1.14	%*
Ratio of total expenses to average net assets	1.63	%*	1.83	%*
Ratio of net investment income (loss) to average net assets	0.63	%*	1.37	%*
Portfolio turnover rate	13	%#	14	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$10.81		$21.64	$20.09	$20.34	$19.14	$17.48
Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.09)	(0.11)	(0.06)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investment transactions	3.39		(10.74)	1.66	(0.19)	1.33	1.82
Total from investment operations	3.35		(10.83)	1.55	(0.25)	1.20	1.66
Net asset value, end of period	$14.16		$10.81	$21.64	$20.09	$20.34	$19.14
Total return [2]	30.99	%#	(50.05%)	7.72%	(1.23%)	6.27%	9.50%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$63,696		$48,008	$99,593	$106,380	$111,029	$113,579
Ratio of net expenses to average net assets	1.10	%*	1.07%	1.02%	1.02%	1.02%	1.06%
Ratio of total expenses to average net assets	1.10	%*	1.07%	—	—	—	—
Ratio of net investment income (loss) to average net assets	(0.69	%)*	(0.59%)	(0.50%)	(0.27%)	(0.67%)	(0.87%)
Portfolio turnover rate	91	%#	190%	107%	126%	137%	195%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$9.99		$14.07	$17.70	$16.37	$16.95	$18.20
Income (loss) from investment operations:
Net investment income (loss)	0.05		0.09	0.12	0.05	0.07	0.01
Net realized and unrealized gain (loss) on investment transactions	(0.01)		(3.88)	(1.03)	2.77	0.56	2.55
Total from investment operations	0.04		(3.79)	(0.91)	2.82	0.63	2.56
Less distributions:
Net investment income	—		(0.11)	(0.12)	(0.05)	(0.07)	(0.01)
Net realized gains	—		(0.18)	(2.60)	(1.44)	(1.14)	(3.80)
Total distributions	—		(0.29)	(2.72)	(1.49)	(1.21)	(3.81)
Net asset value, end of period	$10.03		$9.99	$14.07	$17.70	$16.37	$16.95
Total return [2]	0.40	%#	(27.15%)	(5.30%)	17.43%	3.67%	14.88%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$110,989		$109,336	$170,004	$182,142	$156,605	$165,714
Ratio of net expenses to average net assets	1.15	%*	1.15%	1.14%	1.14%	1.14%	1.15%
Ratio of total expenses to average net assets	1.19	%*	1.15%	1.14%	1.14%	1.14%	1.17%
Ratio of net investment income (loss) to average net assets	1.09	%*	0.66%	0.64%	0.28%	0.40%	0.08%
Portfolio turnover rate	26	%#	66%	67%	59%	46%	142%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1] (Unaudited)		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.96		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03		0.04
Net realized and unrealized gain (loss) on investment transactions	0.13		(3.04)
Total from investment operations	0.16		(3.00)
Less distributions:
Net investment income	—		(0.04)
Total distributions	—		(0.04)
Net asset value, end of period	$7.12		$6.96
Total return [2]	2.30	%#	(29.96	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$12,058		$8,208
Ratio of net expenses to average net assets	0.55	%*	0.55	%*
Ratio of total expenses to average net assets	2.03	%*	2.09	%*
Ratio of net investment income (loss) to average net assets	1.03	%*	1.59	%*
Portfolio turnover rate	18	%#	3	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1] (Unaudited)		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$7.12		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14		0.05
Net realized and unrealized gain (loss) on investment transactions	0.26		(2.90)
Total from investment operations	0.40		(2.85)
Less distributions:
Net investment income	—		(0.03)
Total distributions	—		(0.03)
Net asset value, end of period	$7.52		$7.12
Total return [2]	5.62	%#	(28.50	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$20,577		$12,201
Ratio of net expenses to average net assets	0.59	%*	0.59	%*
Ratio of total expenses to average net assets	3.05	%*	4.65	%*
Ratio of net investment income (loss) to average net assets	4.21	%*	2.06	%*
Portfolio turnover rate	1	%#	—	%(a)

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Amounts designated as "—" are 0 or have been rounded to 0.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$13.12		$24.09	$24.27	$20.91	$17.98	$13.91
Income (loss) from investment operations:
Net investment income (loss)	0.16		0.25	0.31	0.28	0.15	0.24
Net realized and unrealized gain (loss) on investment transactions	0.12		(10.01)	4.33	5.98	2.86	3.92
Total from investment operations	0.28		(9.76)	4.64	6.26	3.01	4.16
Less distributions:
Net investment income	—		(0.43)	(0.15)	(0.38)	(0.08)	(0.09)
Net realized gains	—		(0.78)	(4.67)	(2.52)	—	—
Total distributions	—		(1.21)	(4.82)	(2.90)	(0.08)	(0.09)
Net asset value, end of period	$13.40		$13.12	$24.09	$24.27	$20.91	$17.98
Total return [2]	2.13	%#	(41.28%)	20.05%	30.34%	16.77%	30.01%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$221,857		$213,117	$381,328	$294,499	$200,947	$165,509
Ratio of net expenses to average net assets	1.32	%*	1.27%	1.16%	1.19%	1.21%	1.22%
Ratio of total expenses to average net assets	1.32	%*	1.27%	1.18%	1.20%	1.21%	1.22%
Ratio of net investment income (loss) to average net assets	2.70	%*	1.33%	1.14%	1.10%	1.47%	1.61%
Portfolio turnover rate	35	%#	108%	95%	52%	40%	40%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1] (Unaudited)		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$5.99		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04		—
Net realized and unrealized gain (loss) on investment transactions	1.65		(3.99)
Total from investment operations	1.69		(3.99)
Less distributions:
Net investment income	—		(0.02)
Total distributions	—		(0.02)
Net asset value, end of period	$7.68		$5.99
Total return [2]	28.21	%#	(39.86	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$73,271		$52,204
Ratio of net expenses to average net assets	1.58	%*	1.58	%*
Ratio of total expenses to average net assets	2.18	%*	1.58	%*
Ratio of net investment income (loss) to average net assets	1.26	%*	0.04	%*
Portfolio turnover rate	37	%#	37	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

REIT FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1]		Year Ended December 31,
	(Unaudited)		2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$6.82		$12.00	$18.10	$14.92	$14.33	$11.53
Income (loss) from investment operations:
Net investment income (loss)	0.14		0.25	0.30	0.24	0.20	0.37
Net realized and unrealized gain (loss) on investment transactions	(0.91)		(5.02)	(3.49)	4.57	1.66	3.69
Total from investment operations	(0.77)		(4.77)	(3.19)	4.81	1.86	4.06
Less distributions:
Net investment income	—		(0.41)	(0.33)	(0.19)	(0.30)	(0.41)
Return of capital	—		—	(0.16)	—	—	—
Net realized gains	—		—	(2.42)	(1.44)	(0.97)	(0.85)
Total distributions	—		(0.41)	(2.91)	(1.63)	(1.27)	(1.26)
Net asset value, end of period	$6.05		$6.82	$12.00	$18.10	$14.92	$14.33
Total return [2]	(11.29	%)#	(39.38%)	(17.87%)	32.41%	12.97%	35.53%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$35,625		$33,240	$53,684	$71,790	$43,122	$31,247
Ratio of net expenses to average net assets	1.15	%*	1.02%	0.99%	1.00%	1.02%	1.10%
Ratio of total expenses to average net assets	1.15	%*	1.02%	0.99%	1.00%	1.02%	1.10%
Ratio of net investment income (loss) to average net assets	4.91	%*	2.30%	1.37%	1.56%	1.41%	3.06%
Portfolio turnover rate	52	%#	86%	85%	53%	54%	80%

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1] (Unaudited)		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.95		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.24
Capital gain distributions received from affiliated funds	—		0.03
Net realized and unrealized gain (loss) on investment transactions	0.38		(3.21)
Total from investment operations	0.37		(2.94)
Less distributions:
Net investment income	—		(0.10)
Net realized gains	—		(0.01)
Total distributions	—		(0.11)
Net asset value, end of period	$7.32		$6.95
Total return [2]	5.32	%#	(29.39	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$7,770		$1,509
Ratio of net expenses to average net assets [3]	0.33	%*	0.33	%*
Ratio of total expenses to average net assets [3]	0.58	%*	2.97	%*
Ratio of net investment income (loss) to average net assets	(0.32	%)*	9.66	%*
Portfolio turnover rate	21	%#	21	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1] (Unaudited)		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$7.64		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.39
Capital gain distributions received from affiliated funds	—		0.05
Net realized and unrealized gain (loss) on investment transactions	0.51		(2.65)
Total from investment operations	0.50		(2.21)
Less distributions:
Net investment income	—		(0.15)
Total distributions	—		(0.15)
Net asset value, end of period	$8.14		$7.64
Total return [2]	6.54	%#	(22.06	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$33,774		$11,656
Ratio of net expenses to average net assets [3]	0.33	%*	0.33	%*
Ratio of total expenses to average net assets [3]	0.34	%*	0.70	%*
Ratio of net investment income (loss) to average net assets	(0.32	%)*	14.72	%*
Portfolio turnover rate	56	%#	21	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1] (Unaudited)		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$7.93		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.40
Capital gain distributions received from affiliated funds	—		0.06
Net realized and unrealized gain (loss) on investment transactions	0.40		(2.34)
Total from investment operations	0.39		(1.88)
Less distributions:
Net investment income	—		(0.19)
Total distributions	—		(0.19)
Net asset value, end of period	$8.32		$7.93
Total return [2]	4.92	%#	(18.77	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$48,452		$13,244
Ratio of net expenses to average net assets [3]	0.33	%*	0.33	%*
Ratio of total expenses to average net assets [3]	0.33	%*	0.59	%*
Ratio of net investment income (loss) to average net assets	(0.27	%)*	14.00	%*
Portfolio turnover rate	21	%#	23	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1] (Unaudited)		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$8.40		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.34
Capital gain distributions received from affiliated funds	—		0.06
Net realized and unrealized gain (loss) on investment transactions	0.43		(1.74)
Total from investment operations	0.42		(1.34)
Less distributions:
Net investment income	—		(0.24)
Net realized gains	—		(0.02)
Total distributions	—		(0.26)
Net asset value, end of period	$8.82		$8.40
Total return [2]	5.00	%#	(13.48	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$24,718		$8,313
Ratio of net expenses to average net assets [3]	0.33	%*	0.33	%*
Ratio of total expenses to average net assets [3]	0.39	%*	0.61	%*
Ratio of net investment income (loss) to average net assets	(0.23	%)*	11.40	%*
Portfolio turnover rate	26	%#	38	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2009 [1] (Unaudited)		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$9.05		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.43
Capital gain distributions received from affiliated funds	—		0.07
Net realized and unrealized gain (loss) on investment transactions	0.37		(1.17)
Total from investment operations	0.36		(0.67)
Less distributions:
Net investment income	—		(0.28)
Total distributions	—		(0.28)
Net asset value, end of period	$9.41		$9.05
Total return [2]	3.98	%#	(6.64	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$17,862		$8,139
Ratio of net expenses to average net assets [3]	0.33	%*	0.33	%*
Ratio of total expenses to average net assets [3]	0.38	%*	0.63	%*
Ratio of net investment income (loss) to average net assets	(0.15	%)*	13.26	%*
Portfolio turnover rate	36	%#	27	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company ("Penn Mutual") and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual's employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth, Small Cap Value, International Equity REIT, Large Core Growth Fund, Large Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Emerging Markets Equity Fund, Small Cap Index Fund, Developed International Index Fund, Balanced Fund (FOF), Aggressive Allocation Fund (FOF), Moderately Aggressive Allocation Fund (FOF), Moderate Allocation Fund (FOF), Moderately Conservative Allocation Fund (FOF) and Conservative Allocation Fund (FOF) ("the Funds"). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds ("FOF") — Each Portfolio seeks to achieve its investment objective by investing in other Penn Series Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth, Small Cap Value, International Equity, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of the each Fund's investments in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund's Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds' net assets as of June 30, 2009 is included with each Fund's Schedule of Investments. For the six months ended June 30, 2009, there have been no significant changes to the Funds' Fair Valuation Methodologies.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Bank Loans — Certain Funds invests in U.S. dollar-denominated fixed- and floating-rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets.

DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth, Small Cap Value, International Equity, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index,

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts ("REITs") held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REIT's based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in the Fund's records.

In May 2009, Statement of Financial Accounting Standards No. 165 ("FAS 165") regarding Subsequent Events was issued and is effective with interim or annual financial periods ending after June 15, 2009. FAS 165 is intended to introduce the concept of the financial statements being available to be issued as a measurement date for evaluating subsequent events. Management has evaluated the impact of all subsequent events on the Funds through August 28, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund
Flexibly Managed Fund
Large Growth Stock Fund
Large Cap Value Fund
Large Cap Growth Fund
Index 500 Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Mid Core Value Fund
Small Cap Growth Fund
Small Cap Value Fund
International Equity Fund
REIT Fund
Large Core Growth Fund
Large Core Value Fund
SMID Cap Growth Fund
SMID Cap Value Fund
Emerging Markets Equity Fund
Small Cap Index Fund
Developed International Index Fund	T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
OppenheimerFunds, Inc.
Turner Investment Partners, Inc.
SSgA Fund Management, Inc.
Turner Investment Partners, Inc.
Neuberger Berman Management, Inc.
Lord, Abbett & Co. LLC
Oppenheimer Capital LLC
Goldman Sachs Asset Management, LP
Vontobel Asset Management, Inc.
Heitman Real Estate Securities LLC
Wells Capital Management, Inc.
Eaton Vance Management
Wells Capital Management, Inc.
Alliance Bernstein, LP
Van Kampen Asset Management
SSgA Fund Management, Inc.
SSgA Fund Management, Inc.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Value Fund: 0.60%; Large Cap Growth Fund: 0.55%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; International Equity Fund: 0.85%; REIT Fund: 0.70%, Large Core Growth Fund: 0.56%; Large Core Value Fund: 0.46%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Emerging Markets Equity Fund: 1.18%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

Accounting Services

Under an accounting services agreement, PNC Global Investment Servicing, Inc. ("PNC GIS") serves as accounting agent for Penn Series. Each of the Funds, except International Equity Fund and Emerging Markets Equity Fund and Developed International Index Fund, pays PNC GIS, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the international funds and the Money Market Fund, the minimum annual fee each Fund must pay is $27,500. Each international fund's minimum annual fee is $48,000. The Money Market Fund pays no minimum annual fee. The International Equity, Emerging Markets Equity and Developed International Index Funds pay PNC GIS 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, PNC GIS serves as transfer agent for Penn Series.

Custodial Services

Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay PFPC Trust, on a monthly basis, an annual custody fee of 0.01%. JPMorgan Chase serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

(excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the funds are as follows:

Fund	Expense Limitation
Money Market	0.80%
Limited Maturity Bond	0.90%
Quality Bond	0.90%
High Yield Bond	0.90%
Flexibly Managed	1.00%
Large Growth Stock	1.00%
Large Cap Growth	1.00%
Mid Core Value	1.25%
Large Cap Value	1.00%
Index 500	0.40%
Mid Cap Growth	1.00%
Mid Cap Value	1.00%
Small Cap Growth	1.15%
Small Cap Value	1.15%
International Equity	1.50%
REIT	1.25%
Fund	Expense Limitation
Large Core Growth	0.64%
Large Core Value	0.54%
SMID Cap Growth	1.05%
SMID Cap Value	1.14%
Emerging Markets Equity	1.58%
Small Cap Index	0.55%
Developed International Index	0.59%
Balanced Fund	0.62%
Aggressive Allocation Fund	0.33%
Moderate Aggressive Allocation Fund	0.33%
Moderate Allocation Fund	0.33%
Moderately Conservative Allocation Fund	0.33%
Conservative Allocation Fund	0.33%

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund's total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

Effective May 18, 2006, Penn Mutual may recover any administrative and corporate services fees that were waived in a preceding three year period as long as it would not cause the Fund to exceed its expense limitation. This three year "recapture period" is applied prospectively, and not retroactively, from the effective date.

As of June 30, 2009, the following funds had waived advisory fees that are subject to recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2011	Various Months Ending December 31, 2012
Large Growth Stock Fund	—	$7,809
Small Cap Value Fund	$791	18,108
Large Core Growth Fund	107,833	112,737
Large Core Value Fund	112,678	118470
SMID Cap Growth Fund	9,347	17,133
SMID Cap Value Fund	10,445	16,290
Emerging Markets Equity Fund	53,838	169,151
Small Cap Index Fund	45,212	67,876
Developed International Index Fund	136,046	181,020
Aggressive Allocation Fund	5,750	5,485
Moderate Aggressive Allocation Fund	5,234	1,011
Moderate Allocation Fund	5,129	1,319
Moderately Conservative Allocation Fund	5,246	4,662
Conservative Allocation Fund	5,239	3,416

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

As of June 30, 2009, the following funds had administrative and corporate services fees that are subject to recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2009	Various Months Ending December 31, 2010	Various Months Ending December 31, 2011	Various Months Ending December 31, 2012
Large Cap Growth Fund	—	—	—	$3,801
Index 500 Fund	$36,689	$2,164	$43,808	34,880
Mid Cap Growth Fund	7,159	3,584	15,855	15,341
Balanced Fund	—	—	9,379	21,497

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Large Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Mid Core Value and REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

Total fees of $80,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2009. No person received compensation from Penn Series who is an officer, interested director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2009 are as follows:

Money Market Fund	$2,196,427
Quality Bond Fund	6,993,232
High Yield Bond Fund	2,198,941
Flexibly Managed Fund	32,170,190
Large Growth Stock Fund	23,562,661
Large Cap Value Fund	4,505,280
Index 500 Fund	19,325,586
Mid Cap Growth Fund	5,755,049
Mid Cap Value	571,308
Mid Core Value Fund	4,325,105
Small Cap Growth Fund	5,263,001
Small Cap Value Fund	6,630,904
International Equity Fund	18,701,795
REIT Fund	1,619,200
Large Core Growth	7,289,452
Large Core Value	15,551,098
Emerging Markets Equity	3,013,736
Small Cap Index Fund	96,645
Developed International Index	2,805,078

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2009 were as follows:

Flexibly Managed Fund	$908
SMID Cap Growth Fund	157
Small Cap Value Fund	1,428
Emerging Markets Equity Fund	2,420

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2009, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond	$20,320,555	$21,597,472	$11,602,130	$6,964,042
Quality Bond Fund	99,268,864	77,499,225	44,371,143	50,866,404
High Yield Bond Fund	—	1,477	27,637,933	17,095,626
Flexibly Managed Fund	20,716,295	—	452,113,119	469,245,015
Large Growth Stock Fund	—	—	40,797,315	30,001,034
Large Cap Value Fund	—	—	78,831,951	74,772,748
Large Cap Growth Fund	—	—	17,727,859	12,800,118
Index 500 Fund	—	—	14,628,400	5,623,829
Mid Cap Growth Fund	—	—	38,915,949	38,020,330
Mid Cap Value Fund	—	—	12,147,330	11,622,635
Mid Core Value Fund	—	—	22,697,003	19,398,469
Small Cap Growth Fund	—	—	51,616,478	47,288,285
Small Cap Value Fund	—	—	25,753,962	26,374,409
International Equity Fund	—	—	78,360,362	65,432,182
REIT Fund	—	—	24,756,857	15,548,589
Large Core Growth Fund	—	—	91,471,278	91,096,134
Large Core Value Fund	—	—	55,032,921	39,724,941
SMID Cap Growth Fund	—	—	5,684,633	1,696,549
SMID Cap Value Fund	—	—	4,964,366	864,878
Emerging Markets Equity Fund	—	—	29,128,212	20,405,802
Small Cap Index Fund	—	—	4,988,800	1,646,632
Developed International Index Fund	—	—	7,442,036	153,153
Balanced Fund	—	—	4,902,843	10,199,824
Aggressive Allocation Fund	—	—	6,652,062	921,543
Moderately Aggressive Allocation Fund	—	—	31,397,949	11,721,554
Moderate Allocation Fund	—	—	38,283,024	5,835,797
Moderately Conservative Allocation Fund	—	—	19,047,357	3,998,456
Conservative Allocation Fund	—	—	13,591,929	4,713,289

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

6 — FEES PAID INDIRECTLY

Certain subadvisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the six months ended June 30, 2009 were as follows:

Flexibly Managed Fund	$18,258
Large Growth Stock Fund	1,236
Large Cap Growth Fund	6,755
Large Core Growth Fund	37,652
Index 500 Fund	2,880
Mid Cap Growth Fund	18,552
Mid Cap Value Fund	2,861
Mid Core Value Fund	3,249
SMID Cap Growth Fund	1,104
SMID Cap Value Fund	468
Small Cap Growth Fund	23,025
Small Cap Index Fund	569
Developed International Index Fund	96
International Equity Fund	8,975
REIT Fund	726

7 — FEDERAL INCOME TAXES

The Funds have qualified and intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes, and to distribute substantially all of their taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2008, primarily attributable to the disallowance of net operating losses, the tax treatment of Real Estate Investment Trusts and Passive Foreign Investment Companies, redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Limited Maturity Bond Fund	$(85,213)	$74,156	$11,057
Quality Bond Fund	(92,701)	75,308	17,393
High Yield Bond Fund	21,920	1,072	(22,992)
Flexibly Managed Fund	(92,015)	92,015	—
Large Growth Stock Fund	(32,276)	32,276	—
Large Cap Value Fund	23,204	(21,997)	(1,207)
Large Cap Growth Fund	9,807	102	(9,909)
Index 500 Fund	36,712	—	(36,712)

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Mid Cap Growth Fund	$177,646	—	$(177,646)
Mid Cap Value Fund	32,442	—	(32,442)
Mid Core Value Fund	6,944	$231	(7,175)
Small Cap Growth Fund	415,821	—	(415,821)
Small Cap Value Fund	258,864	57	(258,921)
International Equity Fund	(5,339,722)	5,339,722	—
REIT Fund	672,812	—	(672,812)
Large Core Value Fund	49,361	—	(49,361)
SMID Cap Growth Fund	5,299	—	(5,299)
SMID Cap Value Fund	1,861	—	(1,861)
Emerging Markets Equity Fund	163,525	(163,525)	—
Small Cap Index Fund	1,194	—	(1,194)
Developed International Index Fund	(45,957)	45,957	—
Balanced Fund	219,678	(219,308)	(370)
Aggressive Allocation Fund	816	(816)	—
Moderately Aggressive Allocation Fund	12,388	(12,388)	—
Moderate Allocation Fund	19,947	(19,947)	—
Moderately Conservative Allocation Fund	18,489	(18,489)	—
Conservative Allocation Fund	21,451	(21,451)	—

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid during the years ended December 31, 2008 and 2007 were as follows:

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2008	$4,140,751	—	—	$4,140,751
2007	4,394,185	—	—	4,394,185
Limited Maturity Bond Fund
2008	2,563,535	—	—	2,563,535
2007	2,176,235	—	—	2,176,235
Quality Bond Fund
2008	12,789,775	$1,519,007	—	14,308,782
2007	7,856,869	—	—	7,856,869
High Yield Bond Fund
2008	7,253,583	—	$22,992	7,276,575
2007	6,276,393	—	—	6,276,393
Flexibly Managed Fund
2008	36,462,950	12,510,466	—	48,973,416
2007	56,633,598	83,434,774	—	140,068,372
Large Growth Stock Fund
2008	272,842	—	—	272,842
2007	602,059	—	—	602,059

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Large Cap Value Fund
2008	$2,743,859	$1,397,353	$1,206	$4,142,418
2007	5,163,597	24,090,884	—	29,254,481
Large Cap Growth Fund
2008	95,431	405,371	9,908	510,710
2007	336,876	1,163,614	—	1,500,490
Index 500 Fund
2008	5,441,875	—	36,712	5478,587
2007	4,138,202	—	—	4,138,202
Mid Cap Growth Fund
2008	—	—	—	—
2007	—	—	—	—
Mid Cap Value Fund
2008	854,692		32,442	887,134
2007	1,818,388	6,732,150	308,106	8,858,644
Mid Core Value Fund
2008	732,686	1,223,856	7,175	1,963,717
2007	740,885	4,889,143	—	5,630,028
Small Cap Growth Fund
2008	—	—	—	—
2007	—	—	—	—
Small Cap Value Fund
2008	955,269	2,031,685	258,921	3,245,875
2007	10,242,267	17,941,844	—	28,184,111
International Equity Fund
2008	8,109,206	10,934,116	—	19,043,322
2007	6,453,383	58,339,042	—	64,792,425
REIT Fund
2008	1,065,206
2007	1,693,221	8,216,611	583,243	10,493,075
Large Core Growth Fund
2008	232,885	—	—	232,885
Large Core Value Fund
2008	1,059,140	—	49,361	1,108,501
SMID Cap Growth Fund
2008	—	—	—	—
SMID Cap Value Fund
2008	20,837	—	1,860	22,697
Emerging Markets Equity
2008	200,401	—	—	200,401
Small Cap Index Fund
2008	46,818	—	1,194	48,012
Developed International Index Fund
2008	50,298	—	—	50,298
Balanced Fund
2008	2,217,302	—	370	2,217,672
Aggressive Allocation Fund
2008	21,960	1,444	—	23,404
Moderately Aggressive Allocation Fund
2008	219,183	4,691	—	223,874
Moderate Allocation Fund
2008	293,044	5,879	—	298,923

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Moderately Conservative Allocation Fund
2008	$243,407	$1,397	—	$244,804
Conservative Allocation Fund
2008	251,432	1,124	—	252,556

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Components of distributable earnings:

As of December 31, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Net Investment Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Money Market Fund	$14,045	—	$(10,811)	$3,234
Limited Maturity Bond Fund	—	—	(186,675)	(186,675
Quality Bond Fund	2,107,792	—	—	2,107,792
High Yield Bond Fund	—	—	(13,718,225)	(13,718,225)
Flexibly Managed Fund	170,869	—	(26,616,852)	(26,445,983)
Large Growth Stock Fund	11,826	—	(128,142,599)	(128,130,773)
Large Cap Value Fund	—	—	(24,620,402)	(24,620,402)
Large Cap Growth Fund	—	—	(4,048,073)	(4,048,073)
Index 500 Fund	—	—	(22,968,954)	(22,968,954)
Mid Cap Growth Fund	—	—	(8,639,370)	(8,639,370)
Mid Cap Value Fund	—	—	(1,087,270)	(1,087,270)
Mid Core Value Fund	—	—	(3,356,440)	(3,356,440)
Small Cap Growth Fund	—	—	(61,418,273)	(61,418,273)
Small Cap Value Fund	—	—	(5,491,065)	(5,491,065)
International Equity Fund	2,710,313	—	(19,155,146)	(16,444,833)
REIT Fund	—	—	(5,111,911)	(5,111,911)
Large Core Growth Fund	51,883	—	(10,932,803)	(10,880,920)
Large Core Value Fund	—	—	(11,163,855)	(11,163,855)
SMID Cap Growth Fund	—	—	(20,299)	(20,299)
SMID Cap Value Fund	—	—	(111,679)	(111,679)
Emerging Markets Equity Fund	15,094	—	(5,319,278)	(5,304,184)
Small Cap Index Fund	—	—	(52,175)	(52,175)
Developed International Index Fund	2,753	—	(79,118)	(76,365)
Balanced Fund	—	—	(273,933)	(273,933)
Aggressive Allocation Fund	1,392	—	—	1,392
Moderately Aggressive Allocation Fund	4,124	$5,947	—	10,071
Moderate Allocation Fund	4,718	8,599	—	13,317
Moderately Conservative Allocation Fund	14	—	—	14
Conservative Allocation Fund	2,418	13,276	—	15,694

The difference between book basis and tax basis appreciation is primarily due to wash sales, paydown reclassifications, real estate investment trust adjustments, and certain net operating losses.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

Capital loss carryforwards:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2008, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2009	2010	2011	2012	2013	2014	2015	2016	Total
Money Market Fund	—	—	—	—	—	—	$10,811	—	$10,811
Limited Maturity Bond	—	—	—	—	—	$182,122	4,553	—	186,675
High Yield Bond Fund	$5,015,467	$3,195,102	$245,563	—	—	—	—	$5,262,093	13,718,225
Flexibly Managed Fund	—	—	—	—	—	—	—	26,616,852	26,616,852
Large Growth Stock Fund	66,543,558	46,865,978	10,937,396	—	—	—	—	3,795,667	128,142,599
Large Cap Value Fund	—	—	—	—	—	—	—	24,620,402	24,620,402
Large Cap Growth Fund	—	—	—	—	—	—	—	4,048,073	4,048,073
Index 500 Fund	350,426	11,373,814	—	—	$5,029,803	1,916,180	187,860	4,110,871	22,968,954
Mid Cap Growth Fund	—	231,301	—	—	—	—	—	8,408,069	8,639,370
Mid Cap Value Fund	—	—	—	—	—	—	—	1,087,270	1,087,270
Mid Core Value Fund	—	—	—	—	—	—	—	3,356,440	3,356,440
Small Cap Growth Fund	19,150,477	35,616,716	—	—	—	—	—	6,651,080	61,418,273
Small Cap Value Fund	—	—	—	—	—	—	—	5,491,065	5,491,065
International Equity Fund	—	—	—	—	—	—	—	19,155,146	19,155,146
REIT Fund	—	—	—	—	—	—	—	5,111,911	5,111,911
Large Core Growth Fund	—	—	—	—	—	—	—	10,932,803	10,932,803
Large Core Value Fund	—	—	—	—	—	—	—	11,163,855	11,163,855
SMID Cap Growth Fund	—	—	—	—	—	—	—	20,299	20,299
SMID Cap Value Fund	—	—	—	—	—	—	—	111,679	111,679
Emerging Markets Equity Fund	—	—	—	—	—	—	—	5,319,278	5,319,278
Small Cap Index Fund	—	—	—	—	—	—	—	52,175	52,175
Developed International Index Fund	—	—	—	—	—	—	—	79,118	79,118
Balanced Fund	—	—	—	—	—	—	—	273,933	273,933

During the year ended December 31, 2008, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Limited Maturity Bond Fund	$1,072,192
Quality Bond Fund	2,464,526

Post-October Losses:

The following Funds elected to treat post-October losses incurred in the period November 1, 2008 through December 31, 2008 as having occurred on January 1, 2009:

	Currency	Capital
High Yield Bond Fund	$1,072	$1,611,925
Flexibly Managed Fund	—	80,477,405
Large Growth Stock Fund	11,800	8,636,538
Large Cap Value Fund	—	20,077,007
Large Cap Growth Fund	—	1,661,782
Index 500 Fund	—	365,359
Mid Cap Growth Fund	—	8,895,307
Mid Cap Value Fund	—	2,394,363
Mid Core Value Fund	—	1,304,283
Small Cap Growth Fund	—	4,352,655
Small Cap Value Fund	—	8,706,115

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

	Currency	Capital
International Equity Fund	—	$24,786,891
REIT Fund	—	9,093,101
Large Core Growth Fund	—	17,453,714
Large Core Value Fund	—	5,190,666
SMID Cap Growth Fund	—	139,896
SMID Cap Value Fund	—	180,784
Emerging Markets Equity Fund	$19,768	8,366,360
Small Cap Index Fund	—	32,401
Developed International Index Fund	27,097	10,867
Moderately Conservative Allocation Fund	—	12,160

Tax cost of securities:

At June 30, 2009, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2009 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$222,002,940	—	—	—
Limited Maturity Bond	88,252,515	$1,155,036	$(1,886,995)	$(731,959)
Quality Bond Fund	258,949,572	4,828,133	(7,383,305)	(2,555,172)
High Yield Bond Fund	83,318,127	2,662,941	(8,012,879)	(5,349,938)
Flexibly Managed Fund	1,056,291,905	87,141,152	(75,800,809)	(11,340,343)
Large Growth Stock Fund	116,964,799	6,974,514	(12,652,750)	(5,678,236)
Large Cap Value Fund	124,715,699	8,952,486	(12,186,496)	(3,234,010)
Large Cap Growth Fund	24,290,911	2,019,723	(1,473,361)	546,362
Index 500 Fund	274,443,230	21,888,549	(87,474,476)	(65,585,927)
Mid Cap Growth Fund	65,675,003	5,948,233	(5,277,419)	670,814
Mid Cap Value Fund	88,976,490	3,165,758	(23,938,566)	(20,772,808)
Mid Core Value Fund	32,498,559	2,500,258	(2,313,253)	187,005
Small Cap Growth Fund	66,082,084	9,399,959	(9,411,558)	(11,599)
Small Cap Value Fund	132,989,021	5,151,504	(28,651,830)	(23,500,326)
International Equity Fund	233,487,048	10,981,259	(23,190,871)	(12,209,612)
REIT Fund	45,592,822	963,969	(10,154,670)	(9,190,701)
Large Core Growth Fund	111,270,673	6,123,760	(9,934,243)	(3,810,483)
Large Core Value Fund	134,199,795	5,178,133	(15,747,074)	(10,568,941)
SMID Cap Growth Fund	9,736,056	782,744	(698,851)	83,893
SMID Cap Value Fund	10,282,796	750,046	(868,672)	(118,626)
Emerging Markets Equity Fund	75,315,981	8,225,334	(8,523,206)	(297,872)
Small Cap Index Fund	14,559,379	543,593	(2,797,538)	(2,253,945)
Developed International Index Fund	22,060,581	758,825	(1,903,159)	(1,144,334)
Balanced Fund	63,271,665	—	(10,449,678)	(10,449,678)
Aggressive Allocation Fund	7,315,111	629,189	(112,710)	516,479
Moderately Aggressive Fund	31,631,728	3,167,745	(1,177,869)	1,989,876
Moderate Allocation Fund	46,072,292	2,880,052	(734,190)	2,145,862
Moderately Conservative Allocation Fund	24,205,561	1,214,781	(641,024)	573,757
Conservative Allocation Fund	17,565,262	724,180	(408,144)	316,036

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 - 2008) for purposes of implementing FIN 48, and has concluded that as of December 31, 2008, no provision for income tax would be required in the fund's financial statements. However, management's conclusions regarding FIN 48 could change in the future to the extent there are changes in tax laws, and/or additional guidance from the IRS regarding interpretations of the existing laws.

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. Certain Funds may invest in financial futures contracts in order to hedge its existing portfolio securities, or securities each Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Futures contracts are exposed to the market risk factor of the underlying financial instruments. During the six months ended June 30, 2009, certain Portfolios purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Index 500 and Developed International Index and Small Cap Index Funds have entered into futures contracts during the six months ended June 30, 2009. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at June 30, 2009 were as follows:

Fund	Type	Futures Contract	Expiration Date	Unit (at 50 per Unit)	Closing Price	Unrealized Appreciation (Depreciation)
Index 500	Buy/Long	S&P 500 Index	9/19/2009	116	$916	$(114,893)
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	9/19/2009	11	1,303	(8,452)
				Unit (at 100 per Unit)
Small Cap Index	Buy/Long	Russell 2000 Mini Index	9/19/2009	8	507	(10,098)

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index funds as of June 30, 2009 are classified as Level 1 for purposes of FAS157. For the six months ended June 30, 2009, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

Options — The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts. The Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

Transactions in options written during the six months ended June 30, 2009 for the Flexibly Managed and Large Cap Value Funds were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2008	17,195	$4,572,168
Options written	31,377	6,829,135
Options repurchased	(6,227)	(2,414,008)
Options expired	(16,194)	(3,181,913)
Options exercised	—	—
Options outstanding at June 30, 2009	26,151	$5,805,382
Large Cap Value Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2008	—	—
Options written	4,462	$326,194
Options repurchased	(3,898)	(283,123)
Options expired	(381)	(18,666)
Options exercised	(183)	(24,405)
Options outstanding at June 30, 2009	—	$—

None of the other Funds had option transactions during the six months ended June 30, 2009.

Forward Foreign Currency Contracts — Certain Funds may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Certain Funds are subject to foreign currency exchange risk in the normal course of pursuing its investment objectives through its investments in forward foreign currency contracts. The International Equity, Emerging Markets Equity and Developed International Index Funds have entered into forward foreign currency contracts during the six months ended June 30, 2009.

Open forward foreign currency contracts held by the International Equity Fund at June 30, 2009 were as follows:

	Currency	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Brazilian Real	12/07/09	$(11,722,000)	2.01987	$(5,726,961)	$(5,803,347)	$(76,386)
Buy	Euro	12/07/09	4,660,000	0.71301	6,575,120	6,535,682	(39,438)
Sell	Euro	12/07/09	(6,679,000)	0.71301	(9,327,290)	(9,367,343)	(40,053)
Sell	Indian Rupee	08/20/09	(528,291,000)	48.10025	(10,375,166)	(10,983,124)	(607,958)
Buy	Indian Rupee	08/20/09	257,637,000	48.10025	4,951,701	5,356,251	404,550
Buy	Indian Rupee	08/20/09	270,654,000	48.10025	5,470,791	5,626,873	156,082
Sell	Indian Rupee	09/02/09	(102,780,000)	48,14833	(1,968,550)	(2,134,653)	(166,103)
Buy	Indian Rupee	09/02/09	48,649,000	48.14833	931,973	1,010,398	78,425
Buy	Indian Rupee	09/02/09	54,131,000	48.14833	1,096,102	1,124,255	28,153
Buy	Korean Won	08/19/09	1,501,335,000	1,270.55001	1,137,818	1,181,642	43,824
Buy	Korean Won	08/19/09	967,949,000	1,270,55000	731,079	761,834	30,755
Sell	Korean Won	08/19/09	(2,469,284,000)	1,270.55000	(1,717,524)	(1,943,477)	(225,953)
Sell	Pounds Sterling	07/20/09	(9,712,000)	0.60784	(14,352,976)	(15,977,889)	(1,624,913)
Sell	Pounds Sterling	07/20/09	(12,791,000)	0.60784	(17,354,867)	(21,043,367)	(3,688,500)
Sell	Pounds Sterling	07/20/09	(1,683,000)	0.60784	(2,394,246)	(2,768,821)	(374,575)
Buy	Pounds Sterling	07/20/09	8,592,000	0.60784	12,464,440	14,135,299	1,670,859
Buy	Pounds Sterling	07/20/09	15,594,000	0.60784	23,565,496	25,654,778	2,089,282
Sell	Pounds Sterling	12/07/09	(13,112,000)	0.60812	(21,304,508)	(21,561,640)	(257,132)
Buy	Pounds Sterling	12/07/09	11,067,000	0.60812	18,355,063	18,198,500	(156,263)
Sell	Swiss Franc	07/28/09	(9,583,000)	1.08616	(8,273,974)	(8,822,796)	(548,822)
Sell	Swiss Franc	07/28/09	(6,384,000)	1.08616	(5,511,668)	(5,877,567)	(365,899)
Buy	Swiss Franc	07/28/09	15,967,000	1.08616	14,034,332	14,700,364	666,032
Sell	Swiss Franc	12/07/09	(6,676,000)	1.08397	(6,165,668)	(6,158,842)	6,826
Buy	Swiss Franc	12/07/09	5,890,000	1.08397	5,521,910	5,433,730	(88,180)
	Total						$(3,085,387)

Open forward foreign currency contracts held by the Emerging Markets Equity Fund at June 30, 2009 were as follows:

	Currency	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Buy	Hungarian Forint	07/02/09	$3,478,664	193.94461	$17,840	$17,936	$96
Sell	Mexican Peso	07/01/09	(529,560)	13.16825	(40,164)	(40,215)	(51)
	Total						$45

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

Open forward foreign currency contracts held by the Developed International Index Fund at June 30, 2009 were as follows:

	Currency	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Buy	European Currency	09/18/09	$75,000	0.71294	$105,666	$105,198	$(468)
Buy	Pounds Sterling	09/18/09	50,000	0.60791	82,138	82,249	111
Buy	Japanese Yen	09/18/09	8,500,000	96.24566	89,616	88,315	(1,301)
	Total						$(1,658)

The total market value of forward foreign currency contracts held in the International Equity, Emerging Markets Equity and Developed International Index funds as of June 30, 2009 are classified as Level 1 for purposes of FAS157. For the six months ended June 30, 2009, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

9 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Developed International Index, Emerging Markets Equity, and the International Equity Funds invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

10 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11 — RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"), an amendment to FASB Statement No. 133. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Funds have adopted the provisions of SFAS 161 as of the beginning of the current fiscal year.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

The following is a summary of the location of derivatives on the Fund's Statements of Assets and Liabilities as of June 30, 2009

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized depreciation in value of investments, futures contracts and foreign currency related items**

Foreign exchange contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

The following is a summary of the Fund's derivative instrument holdings categorized by primary risk exposure as of June 30, 2009:

	Asset Derivatives Value		Liability Derivatives Value
Portfolio	Equity Contracts	Foreign Exchange Contracts	Equity Contracts	Foreign Exchange Contracts
Flexibly Managed Fund	$235,220	—	$6,416,311	—
Index 500 Fund	—	—	114,893	—
International Equity Fund	—	$5,174,788	—	$8,260,175
Emerging Markets Equity Fund	—	96	—	51
Small Cap Index Fund	—	—	10,098	—
Developed International Index Fund	(8,452)	111	—	1,769

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on investment transactions*
Net realized gain (loss) on futures contracts
Net realized gain (loss) on written options
Change in net unrealized appreciation (depreciation) of investments and foreign currency*
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign exchange contracts	Net realized foreign currency exchange gain (loss) Change in net unrealized appreciation (depreciation) of investments and foreign currency

	Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Equity Contracts	Foreign Exchange Contracts
Flexibly Managed Fund	$6,536,277	—
Large Cap Value Fund	56,536	—
Index 500 Fund	270,632	—
International Equity Fund	—	$9,418,694
Emerging Markets Equity Fund	—	128,589
Small Cap Index Fund	28,453	—
Developed International Index Fund	108,585	16,906

*  includes purchased options

**  includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day's variation margin is reported with the Statement of Assets and Liabilities.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (Unaudited)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Equity Contracts	Foreign Exchange Contracts
Flexibly Managed Fund	$(2,927,890)	—
Index 500 Fund	(177,347)	—
International Equity Fund	—	$(13,902,315)
Emerging Markets Equity Fund	—	(23,239)
Small Cap Index Fund	(21,338)	—
Developed International Index Fund	(17,179)	(10,460)

In April 2009, FASB issued FASB Staff Position No. 157-4, Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three roll-forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of FSP 157-4 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Schedules of Investments.

PENN SERIES FUNDS, INC.
JUNE 30, 2009 (Unaudited)

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on May 30, 2009. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov. or it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the Fund's website at http://www.pennmutual.com and on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2009 is available, without charge and upon request, on the Fund's website at http://www.pennmutual.com and on the SEC's website at http://www.sec.gov.

PENN SERIES FUNDS, INC.
JUNE 30, 2009 (Unaudited)

Board Approval of Investment Sub-Advisory Agreement

The Penn Series Funds, Inc. (the "Company") and Independence Capital Management, Inc. ("ICMI") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to certain portfolios of the Company and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for certain portfolios of the Company, including the Mid Cap Value Fund (the "Fund"). At an in-person meeting of the Board of Directors held on February 26, 2009, the Board considered whether to approve a new investment sub-advisory agreement between ICMI and Neuberger Berman Management LLC ("Neuberger Berman") with respect to the Fund (the "New Sub-Advisory Agreement") due to the fact that the then-current investment sub-advisory agreement between ICMI and Neuberger Berman Management, Inc. with respect to the Fund (the "Current Sub-Advisory Agreement") was scheduled to automatically terminate upon the closing of the transaction between current members of Neuberger Berman's senior management and Lehman Brothers to acquire a majority interest in the Neuberger Berman business (the "Transaction"), as a result of the Transaction constituting an "assignment" as such term is defined under the Investment Company Act of 1940 (the "1940 Act") of the Current Sub-Advisory Agreement.

In preparation for this meeting, the Board provided Neuberger Berman with a written request for information and received and reviewed, in advance of the February 26, 2009 meeting, written materials in response to that request, including information relating to the Transaction; the nature, extent, and quality of services to be provided to the Fund after the Transaction; Neuberger Berman's portfolio management team; and Neuberger Berman's compliance program. Representatives of ICMI attended the meeting and presented additional oral information to the Board to assist the Board in its consideration.

In connection with its review and deliberations on whether to approve the New Sub-Advisory Agreement, the Board considered the following factors and reached a conclusion with respect to such factors as follows:

•  The Board considered (a) that the New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement in all material respects, including the investment sub-advisory fees payable by ICMI to Neuberger Berman, and (b) representations by Neuberger Berman that Neuberger Berman believes there will be no material changes to the nature, extent, and quality of services currently provided to the Fund, and, based on these considerations, the Board concluded that it was reasonable to take into account the conclusions the Board made when approving the renewal of the Current Sub-Advisory Agreement at its May 2008 Board meeting as part of its considerations to approve the New Sub-Advisory Agreement.

•  The Board considered representations by Neuberger Berman that Neuberger Berman believes there will be (a) no material changes to the nature, extent, and quality of services currently provided to the Fund, (b) no material changes to Neuberger Berman's Rule 38a-1 compliance program with respect to the Fund, (c) no material changes to Neuberger Berman's Rule 17j-1 Code of Ethics with respect to the Fund, and (d) no changes to Neuberger Berman's portfolio management team for the Fund, and, based on these considerations, the Board concluded that each of these representations provided by Neuberger Berman supported the approval of the New Sub-Advisory Agreement.

•  The Board considered (a) the material updates provided by Neuberger Berman to the information Neuberger Berman provided the Board at its May 2008 Board meeting in connection with the Board's annual review of the Current Sub-Advisory Agreement, and (b) representations by Neuberger Berman indicating that all material compliance matters at Neuberger Berman since January 1, 2008 and all material changes made to Neuberger Berman's compliance manual since January 1, 2008 have been disclosed to the Board and the Company's Chief Compliance Officer, and, based on these considerations, the Board concluded that each of these pieces of information supported the approval of the New Sub-Advisory Agreement.

Based on the Board's deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not "interested persons" (as defined in the 1940 Act) of the Company, approved the New Sub-Advisory Agreement. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

PENN SERIES FUNDS, INC.
JUNE 30, 2009 (Unaudited)

Board Approval of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the "Company") and Independence Capital Management, Inc. ("ICMI") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to the Money Market Fund, Limited Maturity Bond Fund and Quality Bond Fund (collectively, the "Directly Managed Funds") and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for the Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Value Fund, Small Cap Value Fund, Flexibly Managed Fund, High Yield Bond Fund, International Equity Fund, Small Cap Growth Fund, REIT Fund, Mid Core Value Fund, Large Cap Growth Fund and Large Growth Stock Fund (collectively, the "Sub-Advised Funds" and, together with the Directly Managed Funds, the "Penn Series Funds").

ICMI acts as "manager of manager" for the Sub-Advised Funds. In this capacity, ICMI has entered into and the Company's Board of Directors has approved separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with the sub-advisers (identified below). The sub-advisers provide their services to the Sub-Advised Funds under the supervision of ICMI and the Company's Board of Directors. Sub-advisers are selected based primarily upon the research and recommendations of ICMI, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the sub-adviser's regulatory compliance policies and procedures. ICMI oversees the sub-advisers to ensure compliance with the Sub-Advised Funds' investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style.

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the initial approval of, as well as the continuation of, each Penn Series Fund's Investment Advisory Agreements be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Investment Advisory Agreements or "interested persons" (as defined under the 1940 Act) of any party to the Investment Advisory Agreements (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and ICMI and the sub-advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Company's Board called and held a meeting on May 21, 2009 to consider whether to renew the Advisory Agreement between the Company and ICMI with respect to the Penn Series Funds. In preparation for this meeting, the Board provided ICMI with a written request for information and received and reviewed, in advance of the May 21, 2009 meeting, extensive written materials in response to that request, including information as to the performance of the Penn Series Funds versus benchmarks and peer universes, the level of the investment advisory fees charged to the Penn Series Funds, comparisons of such fees with the investment advisory fees incurred by comparable funds, including, in particular, funds acting as underlying investments for insurance products, the costs to ICMI of providing such services, including a profitability analysis, ICMI's compliance program, and various other matters. In addition, at the May 21, 2009 meeting, the Board considered whether to renew the Sub-Advisory Agreements between ICMI and the investment sub-advisers listed in the table below (each, a "Sub-Adviser" and, collectively, the "Sub-Advisers") on behalf of the respective Sub-Advised Funds.

Fund	Sub-Adviser
Flexibly Managed Fund Large Growth Stock Fund High Yield Bond Fund Mid Cap Growth Fund Mid Cap Value Fund Mid Core Value Fund Small Cap Value Fund International Equity Fund REIT Fund	T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
Turner Investment Partners, Inc.
Neuberger Berman Management LLC
Lord, Abbett & Co. LLC
Goldman Sachs Asset Management
Vontobel Asset Management, Inc.
Heitman Real Estate Securities LLC

PENN SERIES FUNDS, INC.
JUNE 30, 2009 (Unaudited)

In response to the Board's written request for information, each of the Sub-Advisers submitted, in advance of the May 21, 2009 meeting, extensive written materials for consideration by the Board and the Independent Directors. The information provided by ICMI and the Sub-Advisers in connection with the Board meeting was in addition to the detailed information about the Penn Series Funds that the Board reviews during the course of each year, including information that relates to the funds' operations and the funds' performance. In connection with the meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Board in connection with its consideration of whether to approve the Investment Advisory Agreements.

The written materials provided by ICMI and each Sub-Adviser addressed, among other matters, the following: (a) the quality of ICMI's and the Sub-Advisers' investment management and other services and, with respect to ICMI, its services as a "manager of manager" of the Sub-Advised Funds; (b) ICMI's and the Sub-Advisers' investment management personnel; (c) ICMI's and the Sub-Advisers' operations and financial condition; (d) ICMI's and the Sub-Advisers' brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and investment strategies; (e) the level of the advisory fees that ICMI and each Sub-Adviser charges a Fund, including breakpoints, compared with the fees each charges to comparable mutual funds and other types of accounts it manages, if any; (f) the level of ICMI's and each Sub-Adviser's cost of services provided and estimated profitability from its fund-related operations; (g) ICMI's and the Sub-Advisers' compliance program and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (h) ICMI's and Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (i) each Penn Series Fund's performance compared with similar mutual funds, other types of accounts and benchmark indices.

At the meeting, representatives from ICMI commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate ICMI's and the Sub-Advisers' fees and other aspects of the Investment Advisory Agreements. The Directors discussed the written materials that the Board received before the meeting, and deliberated on the renewal of the Investment Advisory Agreements in light of this information.

At the May 21, 2009 meeting of the Board, the Directors, including the Independent Directors, unanimously approved the Investment Advisory Agreements and approved the selection of ICMI and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings during the year, including:

•  the nature, extent and quality of the services provided to the Penn Series Funds under the Investment Advisory Agreements, including the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds;

•  each Penn Series Fund's investment performance and how it compared to that of other comparable mutual funds and appropriate benchmarks/indices;

•  the fees charged to each Penn Series Fund under each Investment Advisory Agreement and how those fees compared to those of other comparable mutual funds and other types of accounts;

•  the cost of services provided by and the profitability of ICMI and the Sub-Advisers with respect to each Penn Series Fund, including both direct and indirect benefits accruing to ICMI and the Sub-Advisers and their affiliates, if any; and

•  the extent to which economies of scale would be realized as the Penn Series Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of fund investors.

PENN SERIES FUNDS, INC.
JUNE 30, 2009 (Unaudited)

Nature, Extent and Quality of Services. The Board of Directors considered the nature, extent and quality of the services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Funds. In this regard, the Directors evaluated, among other things, ICMI's and the Sub-Advisers' business, personnel, experience, investment decision process, track record, brokerage practices, any conflicts of interest and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Directors considered fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Directors considered each Penn Series Fund's recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for a given Penn Series Fund. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Penn Series Funds (both actual performance and comparable performance) supported renewal of the Investment Advisory Agreements.

Advisory Fees. The Directors considered the level of each Penn Series Fund's investment advisory fees in light of the services provided and in comparison to those of other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of accounts. The Directors also considered ICMI's and certain Sub-Adviser's agreements to waive management and other fees to prevent total fund expenses from exceeding a specified cap and that ICMI and the Sub-Advisers, through waivers, have maintained the Penn Series Funds' net operating expenses at competitive levels for their distribution channel. Following evaluation, the Board concluded that, within the context of its full deliberations, the fees charged to the Penn Series Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Directors considered all compensation flowing, directly or indirectly, to ICMI and the Sub-Advisers and their affiliates, if any, from their relationship with the Penn Series Funds, including any benefits derived or to be derived by ICMI and the Sub-Advisers, such as soft dollar arrangements, as well as the cost of services provided to the Penn Series Funds. The Directors considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements were reasonable and justified in light of the quality of all services rendered to the Penn Series Funds by ICMI and the Sub-Advisers and their affiliates, if any. When considering the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Penn Series Funds, the Board took into account the fact that the Sub-Advisers are compensated by ICMI, and not by the Penn Series Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and ICMI. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of ICMI and the Sub-Advisers is reasonable in relation to the quality of their respective services and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale and whether those were passed along to a Penn Series Fund's shareholders through a graduated investment advisory fee schedule (such as breakpoints) or other means, including any fee waivers by ICMI and its affiliates or the Sub-Advisers. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Penn Series Funds and their shareholders obtain a reasonable benefit from any economies of scale being realized by ICMI and the Sub-Advisers.

Based on the Directors' deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

The funds in this report are available for sale in these Penn Mutual products:

Retirement Planner VA

PennFreedom VA

Enhanced Credit VA

Pennant Select VA

Diversified Growth VUL

Survivorship Growth VUL

©2009 The Penn Mutual Life Insurance Company
and The Penn Insurance & Annuity Company
Philadelphia, PA 19172
www.pennmutual.com

PM1403  6/09

Item 2. Code of Ethics

Not Applicable

Item 3. Audit Committee Financial Expert

Not Applicable

Item 4. Principal Accountant Fees and Services

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6.  Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

The Board of Directors of the Company has a Nominating Committee currently consisting of Messrs. Wright, Pudlin and Bay.  The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board.  The Nominating Committee has adopted a charter governing its operations.  The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors.

The Nominating Committee may adopt from time to time specific, minimum qualifications that the Nominating Committee believes a director candidate must meet before being considered as a candidate.  Currently, there are no minimum qualifications set forth by the Nominating Committee other than with respect to an independent director candidate’s independence from the investment advisers and other principal service providers for the Company.

In identifying potential nominees to the Board, the Nominating Committee considers candidates recommended by any of the following sources: (i) the current Directors; (ii) the Company’s officers; (iii) investment advisers to the Funds; (iv) shareholders; and (v) any other source the Nominating Committee deems appropriate. The Nominating Committee will take into account a wide variety of criteria in considering candidates including the following criteria: (i) knowledge in matters relating to the investment company industry; (ii) any experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the perceived ability to contribute to the ongoing functions of the Board; (vii) the ability to qualify as an independent director; and (viii) such other criteria as the Nominating Committee determines to be relevant. The Nominating Committee will consider and evaluate candidates nominated by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.

Item 11.  Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)              (1)                                                    Code of ethics – not applicable to this semi-annual report.

(2)                                                     Separate certification of Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)                                                                                 Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, are attached.  These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not filed as part of the Form N-CSR with the commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	September 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	September 9, 2009

/s/ Robert J. DellaCroce

By:	Robert J. DellaCroce
Treasurer
Date:	September 9, 2009